As filed with the Securities and Exchange Commission on April 26, 2019

Registration No. 333-176431

811-04113

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933 Post-Effective Amendment No. 9

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 318

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNT H

(formerly, The Manufacturers Life Insurance Company (U.S.A.) Separate Account H)

(Exact name of Registrant)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(formerly, The Manufacturers Life Insurance Company (U.S.A.))

(Name of Depositor)

(617) 663-3000

(Depositor’s Telephone Number Including Area Code)

Copy to:

Thomas J. Loftus, Esquire
John Hancock Life Insurance Company (U.S.A.)
38500 Woodward Avenue	200 Berkeley Street
Bloomfield Hills, Michigan 48304	Boston, MA 02116
(Address of Depositor’s Principal Executive Offices)	(Name and Address of Agent for Service)

Title of Securities Being Registered: Variable Annuity Insurance Contracts

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on April 29, 2019 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

INFORMATION REQUIRED IN A PROSPECTUS

Venture® Opportunity O-Series Variable Annuity Prospectus

PREVIOUSLY ISSUED CONTRACTS

April 29, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may no longer receive paper copies of the shareholder reports for the Portfolios offered through your John Hancock variable annuity contract unless you specifically request paper copies from John Hancock. Instead, the shareholder reports will be made available on a website, and you will be notified by mail each time reports are posted and be provided with a website link to access those reports. If you have already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action.

Alternatively, you may request to receive reports in paper, free of charge, at any time, by calling John Hancock at 800-344-1029. Your election to receive reports in paper will apply to all Portfolios offered within your variable annuity contract.

Venture® Opportunity O-Series Variable Annuity Prospectus

PREVIOUSLY ISSUED CONTRACTS

April 29, 2019

This Prospectus describes interests in VENTURE® OPPORTUNITY O-SERIES flexible Purchase Payment deferred Variable Annuity contracts (singly, a “Contract” and collectively, the “Contracts”) that were previously issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) in all jurisdictions except New York, or by John Hancock Life Insurance Company of New York (“John Hancock New York”) in New York. Unless otherwise specified, “we,” “us,” “our,” or a “Company” refers to the applicable issuing company of a Contract. You, the Contract Owner, should refer to the first page of your Venture® Opportunity O-Series Variable Annuity Contract for the name of your issuing Company. Effective October 12, 2012, the Contracts are no longer offered for sale.

Variable Investment Options. We measure Contract Value and Variable Annuity payments according to the investment performance of Variable Investment Options under the Contracts. We hold the assets for each Variable Investment Option in a corresponding Subaccount of John Hancock Life Insurance Company (U.S.A.) Separate Account H or, in the case of John Hancock New York, a corresponding Subaccount of John Hancock Life Insurance Company of New York Separate Account A (singly, a “Separate Account” and collectively, the “Separate Accounts”). Each Subaccount, in turn, invests in a Portfolio of the John Hancock Variable Insurance Trust. John Hancock Investment Management Services, LLC (“JHIMS LLC”), an affiliate of ours, is the investment adviser to the John Hancock Variable Insurance Trust.

On the date of this Prospectus, each of the Subaccounts that we make available for the Contracts invests in one of the following Portfolios:

CONTRACTS WITH INCOME PLUS FOR LIFE® 12.11 SERIES RIDERS	CONTRACTS WITHOUT INCOME PLUS FOR LIFE® 12.11 SERIES RIDERS
Lifestyle Balanced Portfolio	Investment Quality Bond Trust	Managed Volatility Conservative Portfolio
Lifestyle Conservative Portfolio	Lifestyle Balanced Portfolio	Managed Volatility Growth Portfolio
Lifestyle Growth Portfolio	Lifestyle Conservative Portfolio	Managed Volatility Moderate Portfolio
Lifestyle Moderate Portfolio	Lifestyle Growth Portfolio	Total Bond Market Trust
Select Bond Trust[1]	Lifestyle Moderate Portfolio	Ultra Short Term Bond Trust
Ultra Short Term Bond Trust	Managed Volatility Balanced Portfolio

[1]

You cannot directly allocate Purchase Payments or Contract Value to the Select Bond Trust Subaccount. If you purchased a Contract with one of the Income Plus for Life® 12.11 Series Riders (the “IPFL 12.11 Series Riders”) we offered, we may make automatic transfers of Contract Value to and from the Designated Investment Option (currently the Select Bond Trust Subaccount), as determined by the Portfolio Stabilization Process® that we use in connection with those Riders. We describe the process and the automatic transfers in this Prospectus under “Features of the IPFL 12.11 Series Riders.”

Contracts are not deposits or obligations of, or insured, guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Please read this Prospectus carefully and keep it for future reference. It contains information about the Separate Accounts and the Variable Investment Options that you should know before investing. The Contracts have not been approved or disapproved by the Securities and Exchange Commission (“SEC”). Neither the SEC nor any state has determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)		JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
John Hancock Annuities Service Center		John Hancock Annuities Service Center
Mailing Address	Overnight Mail Address	Mailing Address	Overnight Mail Address
P.O. Box 55444	30 Dan Road – Suite 55444	P.O. Box 55445	30 Dan Road – Suite 55444
Boston, MA 02205-5444	Canton, MA 02021-2809	Boston, MA 02205-5445	Canton, MA 02021-2809
www.jhannuities.com	(800) 344-1029	www.jhannuities.com	(800) 344-1029

0419 : 190302	Venture® Opportunity O-Series

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I. Glossary

General Terms

In the following section, we define terms that we use throughout this Prospectus. In the second section of the Glossary, we define terms contained in this Prospectus that we use to describe our Income Plus for Life® 12.11 Series Riders. We also define other terms in specific sections of this Prospectus.

Accumulation Period: The period between the issue date of the Contract and the Annuity Commencement Date.

Additional Purchase Payment: Any Purchase Payment made after the initial Purchase Payment.

Anniversary Value: A term used with our optional Annual Step-Up Death Benefit Rider that describes one of the values we use to determine the death benefit. (See “VI. Optional Benefits – Annual Step-Up Death Benefit.”)

Annuitant: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an Annuitant, the second person named is referred to as “co-Annuitant.” The Annuitant and co-Annuitant are referred to collectively as “Annuitant.” The Annuitant is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period, unless the Owner is a trust or a custodian.

Annuities Service Center: The mailing address and overnight mail address of our service office is listed on the first page of this Prospectus.

Annuity Commencement Date: The date we/you annuitize your Contract. That is, the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date at least six months (one year (for John Hancock New York Contracts) after the Contract Date, and prior to the Maturity Date.

Annuity Option: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

Annuity Unit: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

Beneficiary: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed.

Business Day: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading of the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.

Code: The Internal Revenue Code of 1986, as amended.

Commuted Value: The present value of any remaining guaranteed annuity payments under your Contract, determined on the day we receive your written request for surrender. See “Full Surrenders During the Pay-out Period” in “V. Description of the Contract – Pay-out Period Provisions.”

Company: John Hancock USA or John Hancock New York, as applicable.

Contingent Beneficiary: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application for a Contract, unless changed.

Contract: A Variable Annuity contract described in this Prospectus.

Contract Anniversary: The day in each calendar year after the Contract Date that is the same month and day as the Contract Date.

Contract Date: The date of issue of a Contract.

Contract Value: The total of the Investment Account values attributable to a Contract.

Contract Year: A period of twelve consecutive months beginning on the date the Contract is issued, or any anniversary of that date.

Financial Account Plan. A method of making periodic Additional Purchase Payments automatically through a bank account, brokerage account or other account you hold at a similar financial institution.

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Fixed Annuity: An Annuity Option with payments for a set dollar amount that we guarantee.

General Account: All of a Company’s assets, other than assets in its Separate Account and any other separate accounts it may maintain.

Good Order: The standard that we apply when we determine whether an instruction is satisfactory. An instruction is considered in Good Order if it is received at our Annuities Service Center: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and it complies with all relevant laws and regulations and Company requirements; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates we may require. We will notify you if an instruction is not in Good Order.

Investment Account: An account we established for you which represents your interests in an Investment Option during the Accumulation Period.

Investment Options: The investment choices available to Contract Owners.

John Hancock New York: John Hancock Life Insurance Company of New York.

John Hancock USA: John Hancock Life Insurance Company (U.S.A.).

Maturity Date: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.

Net Purchase Payment: A Purchase Payment less any applicable premium tax.

Nonqualified Contract: A Contract which is not issued under a Qualified Plan.

Owner or Contract Owner (“you”): The person, persons (co-Owner) or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of “you.” The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period, unless the Owner is a trust or a custodian.

Pay-out Period: The period when we make annuity payments to the Annuitant following the Annuity Commencement Date.

Payment Year: A period of twelve consecutive months we use to calculate the amount of withdrawal charges applicable to your Contract for each Purchase Payment. The first Payment Year begins on the Business Day we receive the payment. Payment Years after the first Payment Year begin on the Business Day following the end of the immediately preceding Payment Year.

Payroll Plan: A method of making periodic Additional Purchase Payments through a payroll deduction plan.

Portfolio: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

Prospectus: This prospectus that describes interests in the Contract.

Purchase Payment: An amount you pay to us for the benefits provided by the Contract. Purchase Payment (as opposed to “Net Purchase Payment”) is the gross payment amount, and does not reflect reductions for any applicable premium tax.

Purchase Payment Based Charge: A sales charge we deduct from your Contract Value on each Contract Anniversary during the first seven years after you make each Purchase Payment.

Qualified Contract: A Contract issued under a Qualified Plan.

Qualified Plan: A retirement plan that receives favorable tax treatment under section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

Rider: An optional benefit that you may elect for an additional charge.

Separate Account: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. Each Separate Account is a segregated asset account of a Company that is not commingled with the general assets and obligations of the Company.

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Spouse: Any person recognized as a “spouse” in the state where the couple was legally married. The term does not include a party to a registered domestic partnership, civil union, or other similar formal relationship recognized under state law that is not denominated as a marriage under that state’s law.

Subaccount: A separate division of the applicable Separate Account.

Unliquidated Purchase Payments: The amount of all Purchase Payments in the Contract net of any prior gross withdrawals of Purchase Payments that have been taken to date.

Variable Annuity: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount; and (2) vary in relation to the investment experience of one or more specified Subaccounts.

Variable Investment Options: The variable investment choices available to Contract Owners, and the Designated Investment Option (currently the Select Bond Trust Subaccount) that we use for automatic transfers of Contract Value to or from other Variable Investment Options under the Portfolio Stabilization Process®.

Withdrawal Amount: The total amount taken from your Contract Value, including any applicable Purchase Payment Based Charge, withdrawal charge, tax and proportional share of administrative fee, to process a withdrawal.

Special Terms Used with Our Income Plus For Life® 12.11 Series Riders

In the following section, we define terms used in this Prospectus in connection with our Income Plus for Life® 12.11 Series Riders. Please see “VI. Optional Benefits” for more details about these Riders.

Adjusted Benefit Base: The Riders’ Benefit Base immediately after we adjust it during a Contract Year to reflect the value of Additional Purchase Payments that we add to the Benefit Base.

Age 65 Contract Anniversary: The Contract Anniversary on, or next following, the date the Covered Person (oldest Covered Person under an Income Plus for Life – Joint Life® 12.11 Rider) turns age 65.

Age 95 Contract Anniversary: The Contract Anniversary on, or next following, the date the Covered Person (oldest Covered Person under an Income Plus for Life – Joint Life® 12.11 Rider) turns age 95.

Assumed Equity Allocation Factor or AEAF: An assumed equity factor assigned to each of the Lifestyle Portfolio Subaccounts under the Portfolio Stabilization Process® that does not change. The Portfolio Stabilization Process® also determines a dollar-weighted AEAF on a periodic basis based on your current Contract Value in the Lifestyle Portfolio Subaccounts.

Benefit Base: The value we use to determine guaranteed annual withdrawal amounts under the Riders.

Benefit Rate: The rate we use to determine guaranteed annual withdrawal amounts under the Riders.

Covered Person(s): The individual (or two individuals under an Income Plus for Life – Joint Life® 12.11 Rider) whose lifetime(s) we use to determine the duration of any guaranteed lifetime withdrawal amounts under the Rider. The Covered Person(s) must be the Annuitant (or Co-Annuitants) under the Contract.

Credit: A potential way to increase guaranteed annual withdrawal amounts under the Riders. A Credit, if applicable, increases the Benefit Base if you defer taking withdrawals during one or more Credit Periods.

Credit Rate: The rate we use to determine a Credit, if any, under the Riders. The Credit Rate is based on the Covered Person’s (youngest Covered Person’s under an Income Plus For Life – Joint Life® 12.11 Rider) age on each Contract Anniversary.

Credit Period: A period of time we use to measure the availability of Benefit Base Credits.

Designated Investment Option: The Variable Investment Option that we use for automatic transfers of Contract Value to or from other Variable Investment Options under the Portfolio Stabilization Process®. Currently, the Designated Investment Option is the Select Bond Trust Subaccount.

Excess Withdrawal: A withdrawal that exceeds certain limits under the Income Plus For Life® 12.11 Series Riders.

Income Plus For Life® 12.11 Rider: A guaranteed minimum withdrawal benefit Rider that provides guaranteed withdrawal amounts based on the lifetime of a single Covered Person. We also may refer to this Rider as the “IPFL 12.11 Rider.”

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Income Plus For Life – Joint Life® 12.11 Rider: A guaranteed minimum withdrawal benefit Rider that provides guaranteed withdrawal amounts based on the lifetime of two Covered Persons. We also may refer to this Rider as the “IPFL – Joint Life 12.11 Rider.”

Income Plus For Life® 12.11 Series Riders: Both Income Plus For Life® 12.11 Riders – i.e., Income Plus For Life® 12.11 and Income Plus For Life – Joint Life® 12.11. We also may refer to these Riders as the “IPFL 12.11 Series Riders.”

Lifetime Income Amount: The annual guaranteed withdrawal amounts under the Riders.

Lifetime Income Date: The date on which the Lifetime Income Amount guarantee begins. In most cases the Lifetime Income Date is the Contract Anniversary immediately preceding the date the youngest Covered Person turns age 59 1⁄2. However, the Lifetime Income Date is the date you purchased the Rider (the Rider’s “effective date”) if the youngest Covered Person will turn age 59 1⁄2 or older during the first Contract Year.

Lifestyle Portfolio Subaccounts: The Subaccounts that invest in a specific Lifestyle Portfolio of the John Hancock Variable Insurance Trust: Lifestyle Balanced Portfolio Subaccount, Lifestyle Conservative Portfolio Subaccount, Lifestyle Growth Portfolio Subaccount and Lifestyle Moderate Portfolio Subaccount. We make the Lifestyle Portfolio Subaccounts available under a Contract with an IPFL 12.11 Series Rider.

Monthly Anniversary: The day in each calendar month that is the same day of the month as the Contract Date. If that day is not a Business Day, the Monthly Anniversary will be the next Business Day. If the Monthly Anniversary is on the 29th, 30th or 31st, then for any month that does not include those dates, the Monthly Anniversary will be the first Business Day of the following month.

Portfolio Stabilization Process®: A non-discretionary, systematic mathematical process we use each Business Day to monitor the Contract Value under a Contract with an IPFL 12.11 Series Rider. The Portfolio Stabilization Process® determines the amount of Contract Value, if any, that we automatically transfer between the Lifestyle Portfolio Subaccounts and a “Designated Investment Option” (currently the Select Bond Trust Subaccount) at the end of a Business Day.

Reference Value: A value that the Portfolio Stabilization Process® uses each Business Day to compare against your Contract Value. The Reference Value is based on your initial Contract Value, and is adjusted each Business Day to reflect additional Net Purchase Payments and Excess Withdrawals. We adjust the Reference Value on each Monthly Anniversary to reflect the current Contract Value if that amount is greater than the most recently determined Reference Value. The Reference Value has no cash value, and you cannot withdraw it. It is not designed to equal the Benefit Base or the Lifetime Income Amount.

Reference Value Ratio or RV Ratio: The Contract Value on any Business Day divided by the current Reference Value.

Settlement Phase: The period when your Contract Value is less than the Lifetime Income Amount and we automatically begin making payments to you under the Rider, subject to the conditions described in the Rider. During the Settlement Phase, the Contract continues but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate.

Step-Up: A potential way to increase guaranteed annual withdrawal amounts under the Riders. A Step-Up, if applicable, increases the Benefit Base to reflect favorable investment performance, if any, on Contract Anniversaries before and after the Lifetime Income Date, up to and including the Age 95 Contract Anniversary.

Step-Up Date: A date on which we determine whether a Step-Up could occur.

Target Select Bond Trust Subaccount Allocation: The target amount required to be maintained in the Designated Investment Option of the Portfolio Stabilization Process® (currently the Select Bond Trust Subaccount), before adjustment to reflect Contract Value allocated to the Ultra Short Term Bond Trust Subaccount.

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II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. Please read carefully this entire Prospectus, including its Appendices and the Statement of Additional Information (“SAI”) for more detailed information.

We disclose all material features and benefits of the Contracts in this Prospectus. Insurance laws and regulations apply to us in every state in which our Contracts were sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material variations in this Prospectus.

What kind of Contract is described in this Prospectus?

The Contract is a flexible Purchase Payment deferred variable annuity contract between you and a Company. “Deferred” means payments by a Company begin on a future date under the Contract. “Variable” means amounts in the Contract may increase or decrease in value daily based upon your Contract’s Variable Investment Options. The Contract provides for the accumulation of these investment amounts and the payment of annuity benefits on a variable and/or fixed basis.

Who issued my Contract?

Your Contract provides the name of the Company that issued your Contract. In general, John Hancock USA issued the Contract in any jurisdiction except New York. John Hancock New York issued the Contract only in New York. Each Company sponsors its own Separate Account.

What are some benefits of the Contract?

The Contract offers access to Variable Investment Options, tax-deferred treatment of earnings during the Accumulation Period, and the ability to receive annuity payments at a future date. We pay a death benefit to your Beneficiary if you die during the Accumulation Period, which is described in this Prospectus under “Death Benefit During Accumulation Period.”

We offer a variety of Fixed Annuity and Variable Annuity payment options. Periodic annuity payments will begin on the Annuity Commencement Date. You select the Annuity Commencement Date, the frequency of payment and the type of annuity payment option. Annuity payments are made to the Annuitant, unless the Owner is a trust or custodian. We provide more information about payout benefits in “V. Description of the Contract – Pay-out Period Provisions.”

In most cases, no income tax will have to be paid on your earnings under the Contract until these earnings are paid out. The Contract does not provide any additional tax-deferred treatment of earnings beyond the treatment provided by a Qualified Plan. Consequently, if you invest in a Contract for a Qualified Plan, you should do so only on the basis of other benefits offered by the Contract. These benefits may include lifetime income payments and protection through living and death benefits.

The Contract provides an optional death benefit called the “Annual Step-Up Death Benefit” and optional guaranteed minimum withdrawal benefits called the “Income Plus For Life® 12.11 Series Riders,” each for an additional fee. These optional benefits were available only at the time you purchased your Contract. We provide more information about these benefits under “VI. Optional Benefits.”

How does the Contract work?

Under the Contract, you make one or more Purchase Payments to a Company for a period of time, known as the Accumulation Period. During the Accumulation Period, your Net Purchase Payments are allocated to Investment Options. You may transfer among the Investment Options and take withdrawals. Later, beginning on the Annuity Commencement Date, that Company makes one or more annuity payments under the Contract for a period of time, known as the Pay-out Period. Your Contract Value during the Accumulation Period is variable, and the amounts of annuity payments during the Pay-out Period may either be variable or fixed, depending upon your choice.

Can I invest more money (i.e., make Additional Purchase Payments) in the Contract?

That depends. We accept Additional Purchase Payments for the Contracts only in a limited number of circumstances, and you may be unable to make an Additional Purchase Payment (see “Accumulation Period Provisions – Limitations on Additional Purchase Payments” in “V. Description of the Contract”).

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What charges do I pay under the Contract?

We assess an annual Purchase Payment Based Charge for seven years following our receipt of your Purchase Payments for a Contract. We also assess a withdrawal charge if you withdraw some of your Purchase Payments from your Contract, or surrender the Contract in its entirety, during this period. The amount of these charges will depend on the number of years that have passed since we received your Purchase Payments, as shown in the Fee Tables.

The annual Contract fee is $50, which we waive if you are registered for electronic delivery of transaction confirmations (see “V. Description of the Contract – Telephone and Electronic Transactions”).

Your Contract’s asset-based charges compensate us primarily for our administrative and distribution expenses and for the mortality and expense risks that we assume under the Contract. We take the deduction proportionally from each of your Variable Investment Options. We make deductions for any applicable taxes based on the amount of a Purchase Payment. If you elect a Rider, we also deduct the Rider charges shown in the Fee Tables proportionally from each of your Investment Options, based on your value in each. The Fee Tables also describe charges and expenses of underlying Portfolios.

What are my investment choices?

Variable Investment Options. We hold the assets of each Variable Investment Option in a Subaccount that invests solely in a corresponding Portfolio. The Portfolio prospectuses contain full descriptions of the Portfolios. The amount invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct – see “III. Fee Tables”).

We offer two sets of Variable Investment Options. The set of Variable Investment Options available to you depends upon whether you selected an Income Plus for Life® 12.11 Series Rider with your Contract.

Contracts with an Income Plus For Life® 12.11 Series Rider. If you purchased a Contract with an IPFL 12.11 Series Rider, you may allocate Purchase Payments and Contract Value to one or more of the following Investment Options:

Lifestyle Balanced Portfolio Subaccount

Lifestyle Conservative Portfolio Subaccount

Lifestyle Growth Portfolio Subaccount

Lifestyle Moderate Portfolio Subaccount

Ultra Short Term Bond Trust Subaccount

In addition, we may make automatic transfers of your Contract Value to and from the Designated Investment Option (currently the Select Bond Trust Subaccount), in accordance with the Portfolio Stabilization Process® that is a feature of the IPFL 12.11 Series Riders. You cannot directly allocate any of your Contract Value to the Select Bond Trust Subaccount, but we may transfer your Contract Value between the Lifestyle Portfolio Subaccounts you choose and the Select Bond Trust Subaccount. We describe the Portfolio Stabilization Process® we use to determine when and how much we may transfer under “VI. Optional Benefits.”

If you purchased a Contract with an Income Plus for Life® 12.11 Series Rider, you authorized us to transfer your Contract Value between the Lifestyle Portfolio Subaccounts and a “Designated Investment Option” (currently the Select Bond Trust Subaccount). Accordingly, your ability to maintain an investment in the Lifestyle Portfolio Subaccounts is affected by automatic transfers we may make to and from the Select Bond Trust Subaccount. An Income Plus For Life® 12.11 Series Rider may not be appropriate if you are primarily interested in maximizing the Contract’s potential for long-term participation in equity securities markets.

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Contracts without an Income Plus For Life® 12.11 Series Rider. If you purchased a Contract without an IPFL 12.11 Series Rider, you may allocate Purchase Payments and Contract Value to one or more of the following Variable Investment Options:

Investment Quality Bond Trust Subaccount

Lifestyle Balanced Portfolio Subaccount

Lifestyle Conservative Portfolio Subaccount

Lifestyle Growth Portfolio Subaccount

Lifestyle Moderate Portfolio Subaccount

Managed Volatility Balanced Portfolio Subaccount

Managed Volatility Conservative Portfolio Subaccount

Managed Volatility Growth Portfolio Subaccount

Managed Volatility Moderate Portfolio Subaccount

Total Bond Market Trust Subaccount

Ultra Short Term Bond Trust Subaccount

We reserve the right to restrict the availability of Investment Options at any time. Please read “V. Description of the Contract – Accumulation Period Provisions – Allocations Among Investment Options” for more information about restrictions, limitations and requirements applicable to Investment Options.

All Contracts

Before you select Variable Investment Options under a Contract, please consider:

●

You bear the investment risk that your Contract Value will increase or decrease to reflect the results of your Contract’s investment in underlying Portfolios. We do not guarantee Contract Value in a Variable Investment Option or the investment performance of any Portfolio.

●

The risks, fees and expenses (such as operating expenses and transaction costs) associated with the Portfolios available under a Contract with an Income Plus For Life® 12.11 Series Rider generally will differ from those associated with the Portfolios available in a Contract without an Income Plus For Life® 12.11 Series Rider, even where the Portfolio names are similar (see “IV. General Information about Us, the Separate Accounts and the Portfolios – The Portfolios”). You should review the Portfolio prospectuses for more information.

Although the Portfolios may invest directly in securities or indirectly, through other underlying funds, you do not have the ability to determine the investment decisions or strategies of the Portfolios.

How can I change my investment choices?

Allocation of Net Purchase Payments. You designate how you would like your Net Purchase Payments to be allocated among the Variable Investment Options available under your Contract. You may change this investment allocation for future Net Purchase Payments (to the extent permitted under the Contract and not subject to restrictions) at any time.

Transfers Among Investment Options. During the Accumulation Period, you may transfer your investment amounts among Investment Options, subject to certain restrictions described below and in “V. Description of the Contract – Transfers You May Make Among Investment Options.” During the Pay-out Period, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in “Transfers During Pay-out Period.”

The Variable Investment Options can be a target for abusive transfer activity. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict Owner-initiated transfers to two per calendar month per Contract, with certain exceptions described in more detail in “V. Description of the Contract – Transfers You May Make Among Investment Options.” We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Variable Insurance Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

Transfers Between Annuity Options. During the Pay-out Period, you may not transfer from a Variable Annuity Option to a Fixed Annuity Option, or from a Fixed Annuity Option to a Variable Annuity Option (see “V. Description of the Contract – Transfers During Pay-out Period”).

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Transfers under Contracts with an Income Plus For Life® 12.11 Series Rider. We impose restrictions on your ability to make transfers among certain Variable Investment Options available under the Income Plus For Life® 12.11 Series Riders. In addition, we are authorized to make automatic transfers under the Portfolio Stabilization Process® from time to time. These automatic transfers move your Contract Value between the Lifestyle Portfolio Subaccounts you select and a Designated Investment Option (currently the Select Bond Trust Subaccount) (see “VI. Optional Benefits”).

How do I access my money?

During the Accumulation Period, you may withdraw all or a portion of your Contract Value. The amount you withdraw from any Investment Option must be at least $300 or your entire balance in that Investment Option if less than $300. If a withdrawal plus any applicable withdrawal charge would reduce your Contract Value to less than $1,000, we may treat your withdrawal request as a request to withdraw all of your Contract Value. A withdrawal charge and an administration fee may apply to your withdrawal (see “VII. Charges and Deductions – Withdrawal Charges”). Withdrawals from Contracts with an Income Plus For Life® 12.11 Series Rider may affect the benefits under the Rider (see “VI. Optional Benefits”). A withdrawal also may be subject to income tax and a 10% penalty tax.

What types of optional benefit Riders were available under the Contract?

For the additional charge shown in the Fee Tables, you may have purchased a Rider offering optional benefits. The availability of the Riders may have varied by state.

Income Plus For Life® 12.11 Series Riders

The Income Plus For Life® 12.11 Series Riders (or “IPFL 12.11 Series Riders”) are optional guaranteed minimum withdrawal benefit Riders. The Riders contain our guarantee that you will be able to make withdrawals of a Lifetime Income Amount, regardless of your Contract’s investment performance. We describe the Riders’ terms in more detail in “VI. Optional Benefits.”

Availability. If it was available in your state, you may have elected to purchase an IPFL 12.11 Series Rider through your financial representative’s authorized distributor. If we issued you a Contract with an IPFL 12.11 Series Rider, you cannot terminate the Rider or exchange it for another Rider while your Contract is in effect.

Rider Benefit. We designed the IPFL 12.11 Series Riders to make a Lifetime Income Amount available for annual withdrawals starting on a “Lifetime Income Date.”

You establish your Lifetime Income Amount by taking a withdrawal after the Lifetime Income Date. If you limit your gross annual withdrawals to the Lifetime Income Amount, we make this benefit available for as long as you live, even if your Contract Value reduces to zero. You may elect to receive the Lifetime Income Amount automatically under our Income Made Easy program. We pay the Lifetime Income Amount automatically during the Rider’s “Settlement Phase,” which begins when your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider.

Excess Withdrawals. Under the IPFL 12.11 Series Riders, you choose how much Contract Value to withdraw at any time. We may reduce the Lifetime Income Amount that we guarantee for future lifetime benefit payments, however, if:

●	you make a withdrawal before the Lifetime Income Date, or
●	your annual Withdrawal Amounts exceed the Lifetime Income Amount in any year after the Lifetime Income Date.

We reduce the Lifetime Income Amount if you take any withdrawals before the applicable Lifetime Income Date. We also reduce the Lifetime Income Amount if your annual Withdrawal Amounts after the Lifetime Income Date exceed the limits specified in the IPFL 12.11 Series Riders. You will lose the Lifetime Income Amount if your Withdrawal Amounts before the applicable Lifetime Income Date deplete your Contract Value and any remaining Benefit Base to zero (see “VI. Optional Benefits – Features of IPFL 12.11 Series Riders”).

Benefit Base. We use a Benefit Base to determine the Lifetime Income Amount. You cannot request a withdrawal of the Benefit Base, and it usually differs from the Contract Value. The initial Benefit Base is equal to your initial Purchase Payment, up to the maximum Benefit Base ($3 million). If you choose not to make any withdrawals at all during certain Contract Years, we will increase the Benefit Base by a Credit. We also may increase or “step up” the Benefit Base on certain dates to reflect market performance or other factors. You may also increase the amounts we guarantee by making Additional Purchase Payments (if not otherwise restricted – see “Accumulation Period Provisions – Limitations on Additional Purchase Payments”).

Determination of Lifetime Income Amount. We determine the initial Lifetime Income Amount on the Lifetime Income Date. To do this, we multiply the Benefit Base then in effect by the Benefit Rate applicable to your Contract. We will recalculate the Lifetime Income Amount if you do not take any withdrawals or annuitize the Contract during the next Contract Year. We describe the Benefit Rates we use to calculate the Lifetime Income Amount on the Lifetime Income Date, as well as certain age requirements and limitations on Credits, in “VI. Optional Benefits.”

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Investment Limitations – Automatic Transfers of Contract Value. If you purchased a Contract with an IPFL 12.11 Series Rider, you must invest your Contract Value only in the Variable Investment Options we make available for that Rider. Under the IPFL 12.11 Series Riders, we monitor your Contract Value each Business Day and we may make automatic transfers of some of your Contract Value between the Lifestyle Portfolio Subaccounts you select and a Designated Investment Option (currently the Select Bond Trust Subaccount). We only make these automatic transfers to or from the Select Bond Trust Subaccount under a non-discretionary, systematic mathematical process we call the “Portfolio Stabilization Process®.” We describe the Portfolio Stabilization Process® in more detail in “VI. Optional Benefits,” and in the SAI. We do not permit you to invest directly in or transfer funds directly out of the Select Bond Trust Subaccount.

Annual Step-Up Death Benefit Rider

You may have elected to purchase the optional Annual Step-Up Death Benefit Rider, if available in your state, whether or not you purchased an Income Plus For Life® 12.11 Series Rider. Under the Annual Step-Up Death Benefit Rider, we guarantee a minimum death benefit up to the earlier of the Annuity Commencement Date or the Maturity Date based on the Contract’s highest “Anniversary Value” that may be achieved up to the Contract Anniversary after you (or any Co-Owner) have turned age 75 (or death if earlier). The Annual Step-Up Death Benefit was available only at Contract issue and cannot be revoked once elected. The Annual Step-Up Death Benefit Rider was not available, however, if you (or any co-Owner) had already turned age 75 at the time you purchased the Contract, or if your Contract was an IRA that you inherited from someone else (unless you were the Spouse of the decedent and owned the IRA in your own name).

If you elected to purchase an Annual Step-Up Death Benefit Rider and not an IPFL 12.11 Series Rider, you can invest your Contract Value in the Investment Options available under a Contract without an IPFL 12.11 Series Rider. We reserve the right to impose additional restrictions on Investment Options at any time. If we do impose additional restrictions, any Contract Value already allocated to a permitted Investment Option will not be affected by the restriction as long as it remains in that Investment Option.

What are the tax consequences of owning a Contract?

In most cases, no income tax has to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

●	withdrawals (including surrenders and systematic withdrawals);
●	payment of any death benefit proceeds;
●	periodic payments under one of our annuity payment options;
●	certain ownership changes; and
●	any loan, assignment or pledge of the Contract as collateral.

How much you will be taxed on a distribution is based upon complex tax rules and depends on matters such as:

●	the type of the distribution;
●	when the distribution is made;
●	the nature of any Qualified Plan for which the Contract is being used; and
●	the circumstances under which the payments are made.

If your Contract was issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax deductible or excludible from income.

A 10% penalty tax applies in many cases to the taxable portion of any distributions taken from a Contract before you reach age 59 1⁄2. Also, most Qualified Plans require that minimum distributions from a Contract commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax-deferral benefits from any tax-deductible or tax-deferred Purchase Payments you paid or on any earnings under the Contract.

The Contract does not provide any tax-deferral benefits in addition to those provided by a Qualified Plan, including an IRA. The favorable tax-deferral benefits available for Qualified Plans that invest in annuity contracts are also generally available if the Qualified Plans purchase other types of investments, such as mutual funds, equities and debt instruments. However, the Contract offers features and benefits that other investments may not offer, including the Investment Options and protection through living guarantees, death benefits and other benefits.

We provide additional information on taxes in “VIII. Federal Tax Matters.” We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans. Purchasers of Contracts for use with any retirement plan should have consulted with a qualified tax professional regarding the suitability of the Contract.

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Do I receive Transaction Confirmations?

We send you a confirmation statement for certain transactions in your Investment Accounts. Please review these transaction confirmations carefully to verify their accuracy. Please report any mistakes immediately to our Annuities Service Center (at the address or phone number shown on the first page of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, you will be deemed to have ratified the transaction. If you have not already done so, please register for electronic delivery of your transaction confirmations. We waive the $50 annual Contract fee if you are registered. Please contact the John Hancock Annuities Service Center at the applicable telephone number or internet address shown on the first page of this Prospectus for more information on electronic transactions.

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III. Fee Tables

The following tables describe the fees and expenses applicable to buying, owning and surrendering a Venture® Opportunity O-Series Contract. These fees and expenses are more completely described under “VII. Charges and Deductions.” The items listed under “Total Annual Portfolio Operating Expenses” are described in detail in the Portfolio prospectus. Unless otherwise shown, the tables below show the maximum fees and expenses (including fees deducted from Contract Value for optional benefits).

The following table describes the fees and expenses that you pay when you make Purchase Payments into the Contract (or potentially when you transfer Contract Value between Investment Options). State premium taxes may also be deducted.

Contract Owner Transaction Expenses1

John Hancock USA

John Hancock New York

Purchase Payment Based Charges
Maximum Purchase Payment Based Charge[2]		Annual	0.714%
		Cumulative 7-year	5.00%
Total Purchase Payment Amount (including current Purchase Payment) [3]	Purchase Payment Based Charge as a Percentage of current Purchase Payment[4]
	Deducted annually on each Contract Anniversary	Cumulative charge after seven Contract Anniversaries[5]
Up to $49,999.99	0.714%	5.00%
$50,000 to $99,999.99	0.643%	4.50%
$100,000 to $249,999.99	0.500%	3.50%
$250,000 to $499,999.99	0.357%	2.50%
$500,000 to $999,999.99	0.286%	2.00%
$1,000,000 and over	0.179%	1.25%

1 State premium taxes, which currently range from 0.04% to 3.50% of each Purchase Payment (see “VII. Charges and Deductions – Premium Taxes”), may also apply to your Contract.

2 The Purchase Payment Based Charge is an annual charge payable each year for seven years (5.00% maximum) and deducted annually (0.714% maximum). The charges reflected are the maximum charge percentages, as a percentage of a Purchase Payment (see “VII. Charges and Deductions – Purchase Payment Based Charges”).

3 All Purchase Payments received within the first 90 days from your Contract Date are treated as one Purchase Payment for purposes of determining your initial Purchase Payment Based Charge. For Additional Purchase Payments made on the 91st day after Contract issue and any subsequent day, your Purchase Payment Based Charge is determined by the total Purchase Payments made to your Contract as of the date we receive the “new” Additional Purchase Payment (see “VII. Charges and Deductions – Purchase Payment Based Charges”).

4 We calculate the Purchase Payment Based Charge applicable to any current Purchase Payment on the Contract Anniversary following the date we receive that Purchase Payment. We deduct the Purchase Payment Based Charge annually on each Contract Anniversary for seven consecutive Contract Years. Once the Purchase Payment Charge has been established, the percentage is fixed and will not change for the seven years applicable to that particular Purchase Payment, even if you make Additional Purchase Payments or take withdrawals (see “VII. Charges and Deductions – Purchase Payment Based Charges”).

5 The cumulative deductions shown in the table are rounded to the nearest 1/100th percent.

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Withdrawal Charges (as percentage of each Purchase Payment)
Total Purchase Payment Amount	Age of Purchase Payment Being Withdrawn[1]
	1	2	3	4	5	6	7
Up to $49,999.99	5.00%	5.00%	4.00%	4.00%	3.00%	3.00%	2.00%
$50,000 to $99,999.99	5.00%	4.00%	4.00%	3.00%	3.00%	2.00%	2.00%
$100,000 to $249,999.99	4.00%	3.00%	3.00%	2.00%	2.00%	2.00%	1.00%
$250,000 to $499,999.99	3.00%	2.00%	2.00%	2.00%	1.00%	1.00%	1.00%
$500,000 to $999,999.99	2.00%	2.00%	2.00%	1.00%	1.00%	1.00%	1.00%
$1,000,000 and over	2.00%	2.00%	1.00%	1.00%	1.00%	1.00%	1.00%

1 Each Purchase Payment has its own withdrawal charge schedule. Each withdrawal charge schedule begins on the date we receive each Purchase Payment. The charge is applicable to the entire amount of the Purchase Payment, and, once determined, will not change for its corresponding Purchase Payment even if you make Additional Purchase Payments or take withdrawals (see “VII. Charges and Deductions – Withdrawal Charges”).

Transfer Fee[1]
Maximum Fee	$ 25
Current Fee	$ 0

1 This fee is not currently assessed against transfers. We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.

The following table describes fees and expenses that you pay periodically during the time that you own the Contract. This table does not include annual Portfolio operating expenses.

Periodic Fees and Expenses other than Portfolio Expenses

John Hancock USA

John Hancock New York

Annual Contract Fee[1]	$50

Annual Separate Account Expenses[2] (as a percentage of Contract Value in the Variable Investment Options)

Mortality and Expense Risks Fee[3]	0.70%
Administration Fee (asset based)	0.15%

Total Annual Separate Account Expenses[2]	0.85%
(With No Optional Riders Reflected)

Optional Benefits

Fees deducted from Separate Account

Annual Step-Up Death Benefit Fee[2]	0.30%

Total Annual Separate Account Expenses[4]	1.15%

[1]	The $50 annual Contract fee is waived if you are registered for electronic delivery of transaction confirmations (see “IX. General Matters – Transaction Confirmations”).
[2]	We deduct from each of the Subaccounts a daily charge at an annual effective percentage of the Contract Value in the Variable Investment Options.
[3]	This charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner.
[4]	Amount shown includes the Mortality and Expense Risks Fee and the Administration Fee as well as the optional Annual Step-Up Death Benefit Fee, as applicable.

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Other Account Fees deducted from Contract Value
Optional Guaranteed Minimum Withdrawal Benefit Riders (You may select only one of the following. We deduct the fee on an annual basis from Contract Value.)
	IPFL 12.11 Rider [1]	IPFL – Joint Life 12.11 [2]
Maximum Fee	1.50%	1.50%
Current Fee	1.00%	1.00%

1 The current charge for the Income Plus For Life® 12.11 Rider is 1.00% of the Adjusted Benefit Base. We reserve the right to change the charge up to a maximum charge of 1.50% at any time, but we will not do so during the first 2 Contract Years, or within the 2 Contract Years following such a change.

2 The current charge for the Income Plus For Life – Joint Life® 12.11 Rider is 1.00% of the Adjusted Benefit Base. We reserve the right to change the charge up to a maximum charge of 1.50% at any time, but we will not do so during the first 2 Contract Years, or within the 2 Contract Years following such a change.

The next table describes the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus.

	Venture® Opportunity O- Series with IPFL 12.11 Series Rider		Venture® Opportunity O- Series without IPFL 12.11 Series Rider
Total Annual Portfolio Operating Expenses (as a percentage of the Portfolio’s average net assets for the fiscal year ended December 31, 2018)	Minimum	Maximum	Minimum	Maximum
Range of expenses that are deducted from Portfolio assets, including management fees, Rule 12b-1 fees and other expenses	0.84%	0.89%	0.51%	0.98%

Examples

We provide the following examples that are intended to help you compare the costs of investing in a Contract with the costs of investing in other variable annuity contracts. These costs include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses. Example 1 pertains to a Contract with the optional benefit Riders shown below. Example 2 pertains to a Contract without optional benefit Riders.

Example 1: Maximum Portfolio operating expenses – Contract with optional benefit Riders

The following example assumes that you invest $10,000 in a Contract with the optional benefit Riders shown below. The first example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee, Rider fees, and the maximum fees and expenses of any of the Portfolios. Please note that the Rider fees are reflected as a percentage of the Adjusted Benefit Base, which may vary in value from the total Variable Investment Option value. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA & John Hancock New York Contract with Income Plus For Life® 12.11 and Annual Step-Up Death Benefit Riders
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$910	$1,735	$2,595	$4,649
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$442	$1,357	$2,311	$4,649

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Example 2: Minimum Portfolio operating expenses – Contract with no optional benefit Riders

The next example assumes that you invest $10,000 in a Contract but with no optional benefit Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA & John Hancock New York Contract with no optional benefit Riders
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$686	$1,035	$1,400	$2,138
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$215	$657	$1,116	$2,138

A Table of Accumulation Unit Values relating to the Contract is included in Appendix U to this Prospectus.

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IV. General Information about Us, the Separate Accounts and the Portfolios

The Companies

Your Contract was issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.

John Hancock USA, formerly known as “The Manufacturers Life Insurance Company (U.S.A.),” is a stock life insurance company originally organized under the laws of Maine on August 20, 1955, by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 200 Berkeley Street, Boston, Massachusetts 02116. John Hancock USA also has an Annuities Service Center – its mailing address is P.O. Box 55444, Boston, MA 02205-5444; its overnight mail address is 30 Dan Road – Suite 55444, Canton, MA 02021-2809; and its email address is www.jhannuities.com.

John Hancock New York, formerly known as “The Manufacturers Life Insurance Company of New York,” is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. John Hancock New York also has an Annuities Service Center – its mailing address is P.O. Box 55445, Boston, MA 02205-5445; its overnight mail address is 30 Dan Road – Suite 55444, Canton, MA 02021-2809; and its email address is www.jhannuities.com.

The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation’s acquisition of John Hancock Financial Services, Inc.

The Company incurs obligations under the Contract to guarantee certain amounts, and investors must depend on the financial strength of the Company for satisfaction of the Company’s obligations such as the Lifetime Income Amount, the death benefit and any guaranteed amounts associated with our optional benefits Riders. To the extent that the Company pays such amounts, the payments will come from the Company’s General Account assets. You should be aware that, unlike the Separate Accounts, the Company’s General Account is not segregated or insulated from the claims of the Company’s creditors. The General Account consists of securities and other investments that may decline in value during periods of adverse market conditions. The Company’s financial statements contained in the SAI include a further discussion of risks inherent within the Company’s General Account investments.

The Separate Accounts

You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, or when we transfer Contract Value to a Designated Investment Option (currently the Select Bond Trust Investment Option), we purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio’s shares in a “Subaccount” (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account’s assets (including the Portfolio’s shares) belong to the Company that maintains that Separate Account.

For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H, a Separate Account under the laws of Michigan. For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A, a Separate Account under the laws of New York.

The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company’s other income, gains, or losses. Nevertheless, all obligations arising under a Company’s Contracts are general corporate obligations of that Company. Assets of a Separate Account may not be charged with liabilities arising out of any of the respective Company’s other business.

We reserve the right, subject to compliance with applicable law: to add other Subaccounts; to eliminate existing Subaccounts; to combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may establish; or (in states where permitted) to restrict or prohibit additional allocations to a Subaccount. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state and/or federal regulatory authorities.

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We registered the Separate Accounts with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”) as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company’s Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

The Portfolios

When you select a Variable Investment Option, or when we transfer Contract Value to or from a Designated Investment Option (currently the Select Bond Trust Investment Option), we invest your money in a Subaccount of our Separate Account and it invests in shares of a corresponding Portfolio of John Hancock Variable Insurance Trust.

The Portfolios in the Separate Account are NOT publicly traded mutual funds. The Portfolios are available to you only as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.

Investment Management

The Portfolios’ investment advisers and managers may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the Portfolios held in our Separate Account. Similarly, the performance of a Portfolio available under a Contract could differ substantially from that of another Portfolio with a similar name and investment objective that is also available under the Contract.

Our Managed Volatility Portfolios

In selecting the Portfolios that are available as Investment Options under a Contract with an IPFL 12.11 Series Rider, we may establish requirements that are intended, among other things, to mitigate market price and interest rate risk for compatibility with the Portfolio Stabilization Process® and our obligations to pay guarantees and benefits under the Rider. We seek to make available Investment Options that use strategies that are intended to lower potential volatility of returns and limit the magnitude of Portfolio losses. These include, but are not limited to, strategies that: encourage diversification in asset classes and style; combine equity exposure with exposure to fixed income securities; and allow us to effectively and efficiently manage our exposure under the Rider. The requirements we impose are intended to protect us from loss. They may increase a Portfolio’s transaction costs, and may otherwise lower the performance and reduce the availability of Investment Options under the Contract and/or under optional benefit Riders.

During rising markets, the strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in a Portfolio without the managed volatility strategy. The managed volatility strategy may also suppress the value of the guaranteed Rider benefits. On the other hand, the managed volatility strategy seeks to manage the volatility of returns and limit the magnitude of Portfolio losses during declining markets with high volatility, although there is no guarantee that it will do so.

The four Managed Volatility Portfolios offered under the Contract have the following objectives and strategies:

Managed Volatility Balanced Portfolio. Seeks growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 8.25% to 10.25%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) normally will not exceed 100%.

Managed Volatility Conservative Portfolio. Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 5.5% to 6.5%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 22%.

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Managed Volatility Growth Portfolio. Seeks long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 11% to 13%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 77%.

Managed Volatility Moderate Portfolio. Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 7% to 9%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 44%.

You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio.

The John Hancock Variable Insurance Trust is a so-called “series” type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS LLC”) provides investment advisory services to the John Hancock Variable Insurance Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Variable Insurance Trust’s Portfolios (i.e., subadvisers). JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.

The John Hancock Variable Insurance Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a subadviser that is an affiliate of JHIMS LLC or the John Hancock Variable Insurance Trust (other than by reason of serving as subadviser to a Portfolio) (an “Affiliated Subadviser”) or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

If shares of a Portfolio are no longer available for investment or if in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Portfolio Expenses

Fees and expenses of the Portfolios include investment management fees, Rule 12b-1 fees and other operating expenses. The fees and expenses are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you might earn on any Separate Account Investment Options.

The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio’s assets and paid for the services we or our affiliates provide to that Portfolio. Compensation payments may be made by a Portfolio’s investment adviser or its affiliates. None of these compensation payments results in any additional charge to you.

Funds of Funds

Each of the John Hancock Variable Insurance Trust’s “Lifestyle” and “Managed Volatility” Portfolios is a “fund of funds” that invests in other underlying mutual funds. Expenses for a fund of funds may be higher than those for other Portfolios because a fund of funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying portfolios in which it invests. The prospectus for each of these funds of funds contains a description of the underlying portfolios for that Portfolio, including expenses of those portfolios, associated investment risks, and deductions from and expenses paid out of the assets of the Portfolio.

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Portfolio Investment Objectives

You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the investment objectives of the Portfolios that we make available under the Contracts.

You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. You can obtain a copy of a Portfolio’s prospectus, without charge, by contacting us at the Annuities Service Center website, phone number or address shown on the first page of this Prospectus. Please read the Portfolio’s prospectus carefully before investing in the corresponding Variable Investment Option.

JOHN HANCOCK VARIABLE INSURANCE TRUST The Portfolios available may be restricted if you purchased a Contract with an Income Plus For Life® 12.11 Series Rider
Portfolio	Subadviser	Investment Objective
Investment Quality Bond Trust Series II	Wellington Management Company, LLP	Seeks to provide a high level of current income consistent with the maintenance of principal and liquidity.
Lifestyle Balanced Portfolio (formerly Lifestyle Balanced PS Series) Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
Lifestyle Conservative Portfolio (formerly Lifestyle Conservative PS Series) Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks a high level of current income with some consideration given to growth of capital.
Lifestyle Growth Portfolio (formerly Lifestyle Growth PS Series; successor to Core Strategy Trust) Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks long-term growth of capital. Current income is also a consideration.
Lifestyle Moderate Portfolio (formerly Lifestyle Moderate PS Series) Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income.
Managed Volatility Balanced Portfolio (formerly Lifestyle Balanced MVP) Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Managed Volatility Conservative Portfolio (formerly Lifestyle Conservative MVP) Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Managed Volatility Growth Portfolio (formerly Lifestyle Growth MVP) Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Managed Volatility Moderate Portfolio (formerly Lifestyle Moderate MVP) Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Select Bond Trust Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Seeks income and capital appreciation.

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JOHN HANCOCK VARIABLE INSURANCE TRUST The Portfolios available may be restricted if you purchased a Contract with an Income Plus For Life® 12.11 Series Rider
Portfolio	Subadviser	Investment Objective
Total Bond Market Trust (formerly Total Bond Market Trust B) Series II	Declaration Management & Research LLC	Seeks to track the performance of the Barclays U.S. Aggregate Bond Index (which represents the U.S. investment grade bond market).
Ultra Short Term Bond Trust Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital.

Voting Interest

We vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with timely voting instructions received from the persons having the voting interest under the Contract. We determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We arrange for voting materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. If there are shares of a Portfolio held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as the total votes for all of our registered separate accounts for which we have received timely instructions. We will vote all Portfolio shares that we hold directly in our General Account in the same proportion as the total votes for all our registered separate accounts and those of any of our affiliates for which we have received timely instructions. One effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Account corresponding to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio.

During the Pay-out Period for a variable annuity option, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress because the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments.

We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.

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V. Description of the Contract

Eligible Plans

The Contract may be used to fund plans qualifying for special income tax treatment under the Code, such as individual retirement accounts and annuities (“IRAs”), pension and profit-sharing plans for corporations and sole proprietorships/partnerships (“H.R. 10” and “Keogh” plans), and state and local government deferred compensation plans (see “VII. Federal Tax Matters,” or you may request a copy of the SAI). The Contracts are not designed to fund a comingled account for multiple participants in a Qualified Plan. We designed the Contract so that it may be used with nonqualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee), and other individually owned nonqualified contracts, as may be eligible under applicable law.

Please consult with a qualified tax professional for more information if you are considering a conversion of your Qualified Contract to a Roth account. You should also consider that:

●

the Contracts are not designed to hold both Roth and non-Roth accounts; we do not separately account for any part of any Purchase Payments, Contract Value or any Annuity Payments as attributable to both a Roth account and a non-Roth account, even if permitted in your Qualified Plan, and that you or your plan administrator will be responsible for any tax related accounting required by such a split; and

●

any transfer of Contract Value from a Contract used to fund a non-Roth account to a Roth account permitted in your Qualified Plan (or from a Contract used to fund a Roth account to a non-Roth account) may incur withdrawal charges.

Please see “VIII. Federal Tax Matters – General Information Regarding Qualified Contracts” for additional information about the use of the Contract in connection with Qualified Plans.

Section 403(b) Plans. For information regarding Contracts issued for use in an existing retirement plan intended to qualify under section 403(b) of the Code (a “Section 403(b) Plan” or a “403(b) Plan”), please see “VIII. Federal Tax Matters,” or you may request a copy of the SAI from the Annuities Service Center.

Accumulation Period Provisions

Limitations on Additional Purchase Payments

Restriction on Additional Purchase Payments for Nonqualified Contracts. Except as listed below, you may not make an Additional Purchase Payment after the first Contract Year.

●	(Contracts issued in Florida) Contracts issued with neither a GMWB Rider nor an Annual Step-Up Death Benefit Rider are not subject to the restriction above on Additional Purchase Payments.
●	(Contracts issued in New York or Oregon) You may not make an Additional Purchase Payment after the first Contract Anniversary if your total Additional Purchase Payments would exceed $100,000.

Additional Purchase Payments for all Nonqualified Contracts remain subject to the following:

●

You may not make an Additional Purchase Payment if your total contract value (your contract values in this Contract plus any other variable annuity contracts with the same Owner or Annuitant, issued by us or our affiliates) exceeds $1 million at the time of payment or if your Contract Value is less than $1 million and the Additional Purchase Payment would cause your total contract value to exceed $1 million.

●	(Contracts issued with a GMWB Rider) You may not make an Additional Purchase Payment if your GMWB Rider is in the Settlement Phase.

Restriction on Additional Purchase Payments for Qualified Contracts (Including IRAs). Except as listed below, you may not make an Additional Purchase Payment after the later of the first Contract Year or the Age 65 Contract Anniversary.

●	(Contracts issued in Florida) Contracts issued with neither a GMWB Rider nor an Annual Step-Up Death Benefit Rider are not subject to the restriction above on Additional Purchase Payments.
●

(Contracts issued in New York or Oregon) You may not make an Additional Purchase Payment after the later of the first Contract Anniversary or the Age 65 Contract Anniversary if your total Additional Purchase Payments after the first Contract Anniversary would exceed $100,000.

Additional Purchase Payments for all Qualified Contracts remain subject to the following:

●

You may not make an Additional Purchase Payment if your total contract value exceeds $1 million at the time of payment or if your total contract value is less than $1 million and the Additional Purchase Payment would cause your total contract value to exceed $1 million.

●	(Contracts issued with a GMWB Rider) You may not make an Additional Purchase Payment after the oldest Covered Person becomes age 81 or if your GMWB Rider is in the Settlement Phase.

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If we issued your Contract in connection with an IRA, any Additional Purchase Payments for the year that you become age 70 1⁄2 and for any subsequent year must qualify as a “rollover contribution.” Please consult with a qualified tax professional for additional information.

For information regarding additional restrictions on Purchase Payments for Contracts issued for use in Section 403(b) Plans, you may request a copy of the SAI from the Annuities Service Center.

Approval of Additional Purchase Payments through Automatic Payments or Transfers from Financial Accounts and Payroll Deduction Plans. We will continue to accept Additional Purchase Payments under the terms of the Contract, including any GMWB Rider, when made in connection with an automatic payment or transfer program from a bank account, brokerage account or other account you hold at a similar financial institution (“Financial Account Plan”) or in connection with a payroll deduction plan (“Payroll Plan”) if:

●	the Financial Account Plan or Payroll Plan was in effect on October 12, 2012,
●	no automatic withdrawal program from your Contract is in effect,
●	any GMWB Rider that you may have purchased with your Contract is not in the Settlement Phase, and
●	you have received our approval if any of the conditions below apply.

For Qualified Contracts with a GMWB Rider, you may not make an Additional Purchase Payment under a Financial Account Plan or Payroll Plan after the oldest Covered Person becomes age 81.

Any Additional Purchase Payments will be subject to our approval if any of the following conditions apply:

●

you make the payment under a Financial Account Plan and it exceeds the amount authorized on October 12, 2012 to be paid or transferred periodically from the bank account, brokerage account or other account you hold at a similar financial institution, and paid to us as an Additional Purchase Payment, or

●	your total contract value exceeds $1 million at the time of payment, under either a Financial Account Plan or Payroll Plan, or
●	your total contract value is less than $1 million and the Additional Purchase Payment under either a Financial Account Plan or Payroll Plan would cause your total contract value to exceed $1 million.

Approval of Additional Purchase Payment to Prevent Cancellation of Contracts. We will mail notice to you at your last known address if we intend to cancel a Contract, where permitted by state law, at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, in order to allow you to make the necessary Additional Purchase Payment to keep your Contract in force.

Modification of Additional Purchase Payment Requirements. We may modify, suspend, waive or terminate our restrictions on Additional Purchase Payments at any time. This may include, but is not limited to, circumstances where:

●	you obtain our prior approval to make Additional Purchase Payments for Contracts with or without GMWB Riders; or
●	we impose additional restrictions, or eliminate, your ability to make any Additional Purchase Payments through Financial Account Plans and/or Payroll Plans.

John Hancock USA may have reduced or eliminated the minimum initial Purchase Payment requirement, upon your request and as permitted by state law, in the following circumstances:

●

You purchased your Contract through an exchange under section 1035 of the Code or a Qualified Plan transfer from an existing contract(s) issued by another carrier(s) AND at the time of application, the value of your existing contract(s) met or exceeded the applicable minimum initial Purchase Payment requirement AND prior to our receipt of such section 1035 or Qualified Plan monies, the value dropped below the applicable minimum initial Purchase Payment requirement due to market conditions.

●	You purchased more than one new Contract and such Contracts cannot be combined AND the average initial Purchase Payments for these new Contracts was equal to or greater than $50,000.
●	You and your Spouse each purchased at least one new Contract AND the average initial Purchase Payments for the new Contract(s) was equal to or greater than $50,000.
●

You purchased multiple Contracts issued in conjunction with a written retirement savings plan (either qualified or non-qualified), for the benefit of plan participants AND the Annuitant under each Contract was a plan participant AND the average initial Purchase Payment for these new Contracts was equal to or greater than $50,000.

●	You purchased a Contract to be used within John Hancock USA’s Individual 401(k) Program.
●	You purchased a new Qualified Contract under an already existing qualified retirement plan AND the plan owned one or more Qualified Contracts issued by us prior to June 1, 2004.

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If permitted by state law, we may cancel a Contract at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, if both:

●	the total Purchase Payments made over the life of the Contract, less any withdrawals, are less than $2,000; and
●	the Contract Value at the end of such two-year period is less than $2,000.

In addition, if your account value becomes less than the annual administration and/or Rider fee amounts, we may cancel your Contract, retaining any remaining value to cover a portion of the annual fee costs. If the Contract has a Rider, we will refund the income base amount in the form of a lump sum payment.

As a matter of administrative practice, the respective Company will attempt to notify you prior to any such cancellation in order to allow you to make the necessary Additional Purchase Payment (if not otherwise restricted) to keep your Contract in force. The cancellation of Contract provisions may vary in certain states to comply with the requirements of insurance laws and regulations in such states. If we cancel your Contract, we will pay you the Contract Value computed as of the period from one Business Day to the next (the “valuation period”) during which the cancellation occurs, reduced by any Withdrawal Charges, Contract Fees and Rider fees. For IRAs, you must be eligible to make an IRA contribution. For any IRA benefit refund amounts over $200, you must receive prior notice for federal tax withholding election (and state where applicable) and roll over eligibility. The amount paid is treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see “VIII. Federal Tax Matters”).

You designate how your Net Purchase Payments are to be allocated among the Investment Options. You may change the allocation of Additional Purchase Payments at any time by notifying us in writing (or by telephone or electronically if you comply with our telephone or electronic transaction procedures described in “Telephone and Electronic Transactions” in this section, below).

Accumulation Units

During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value, and for the Select Bond Trust Subaccount when we transfer Contract Value into that Subaccount. We credit amounts to those Investment Accounts in the form of “accumulation units” to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Contract’s Investment Accounts by dividing (i) the amount allocated to that Investment Account by (ii) the value of an accumulation unit for that Investment Account we next compute after a purchase transaction is complete. We usually credit an approved Additional Purchase Payment received by mail or wire transfer that we accept on the Business Day on which it is received in Good Order at our Annuities Service Center. We will promptly return any amount that we do not accept as an Additional Purchase Payment or that is otherwise not in Good Order.

We deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay death benefit proceeds, transfer amounts to or from the Select Bond Trust Subaccount, or apply amounts to an Annuity Option.

Automated Transactions. Automated transactions include transfers under Dollar Cost Averaging and the Asset Rebalancing Program, pre-scheduled withdrawals or Purchase Payments, Required Minimum Distributions, substantially equal periodic payments under section 72(t) or 72(q) of the Code, transfers of Contract Value under the IPFL 12.11 Series Riders’ Portfolio Stabilization Process®, and annuity payments. Automated transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Business Day. In that case, the transaction is processed and valued on the next Business Day unless, with respect to Required Minimum Distributions, substantially equal periodic payments under section 72(t) or 72(q) of the Code, and annuity payments only, the next Business Day falls in the subsequent calendar year, in which case the transaction is processed and valued on the prior Business Day. Please see the SAI for more information on processing automated transactions.

Value of Accumulation Units

The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options holding Contract assets. We arbitrarily set the value of an accumulation unit for each Subaccount on the first Business Day the Subaccount was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the “net investment factor” for that Subaccount (described below) for the Business Day on which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.

We use a Portfolio share’s net asset value at the end of a Business Day to determine the accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:

●	your Purchase Payment transaction is complete before the close of daytime trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day;
●	we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading on the New York Stock Exchange for that Business Day; or

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●	the transfer of Contract Value is an “automated transaction” scheduled for that Business Day under the Portfolio Stabilization Process®.

Net Investment Factor

The net investment factor is an index used to measure the investment performance of a Subaccount over a valuation period. The net investment factor may be greater than, less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. We determine the net investment factor for each Subaccount for any valuation period by dividing (a) by (b) and subtracting (c) from the result, where:

(a)

is the net asset value per share of a Portfolio share held in the Subaccount determined at the end of the current valuation period, plus any dividends and distributions received per share during the current valuation period;

(b)	is the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period; and
(c)	is a factor representing the charges deducted from the Subaccount on a daily basis for Annual Separate Account Expenses.

Allocations Among Investment Options

You may invest your Net Purchase Payments (if otherwise not restricted) and Contract Value in the Investment Options we make available. Please consult with your financial representative to assist you in determining which available Investment Option is best suited for your financial needs and risk tolerance.

Contracts Purchased with an IPFL 12.11 Series Rider. Please see “VI. Optional Benefits – Features of Income Plus for Life® 12.11 Series Riders” for information on permitted Investment Options under Contracts purchased with an IPFL 12.11 Series Rider. If you purchased a Contract with an IPFL 12.11 Series Rider, we will use a non-discretionary, systematic mathematical process, the “Portfolio Stabilization Process®,” to make automatic transfers of Contract Value to and from the Select Bond Trust Subaccount. We describe the Portfolio Stabilization Process® in more detail in “VI. Optional Benefits” in this Prospectus, and in the SAI.

You may transfer between Investment Options on any date subject to our restrictions on frequent trading. You may take withdrawals only in accordance with our default procedures; you may not specify the Investment Option from which you wish to make a withdrawal. We will allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein.

Contracts Purchased without an IPFL 12.11 Series Rider. If you purchased a Contract without an IPFL 12.11 Series Rider, you can invest 100% of your Contract Value among the currently available Investment Options (see “Available Investment Options” below).

Available Investment Options. If you purchased a Contract without an Income Plus For Life® 12.11 Series Rider, the Investment Options to which you may allocate your Contract Value invest in the following Portfolios:

●	Lifestyle Balanced Portfolio
●	Lifestyle Conservative Portfolio
●	Lifestyle Growth Portfolio
●	Lifestyle Moderate Portfolio
●	Managed Volatility Balanced MVP
●	Managed Volatility Conservative MVP
●	Managed Volatility Growth MVP
●	Managed Volatility Moderate MVP
●	Ultra Short Term Bond Trust

You may allocate your Contract Value to any combination of these Investment Options and you may also use our DCA program from any other selected DCA Source Investment Option in connection with your selected Investment Options (see “Special Transfer Services – Dollar Cost Averaging” in this section, below).

We reserve the right to restrict Investment Options in your Investment Account at any time. If we restrict an Investment Option, you may not be able to transfer or allocate Contract Value or Purchase Payments to the restricted Investment Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as the allocated amounts remain in that Investment Option. If we exercise this right, your ability to select from the range of available Investment Options under the Contract could be significantly limited.

For more information regarding these Portfolios, including information relating to their investment objectives, policies and restrictions, and the risks of investing in such Portfolios, please see “IV. General Information about Us, the Separate Accounts and the Portfolios” as well as the prospectuses for the applicable Portfolios. You can obtain a copy of the Portfolios’

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prospectuses by contacting the Annuities Service Center shown on the first page of this Prospectus. Please read each Portfolio’s prospectus carefully before investing in a corresponding Variable Investment Option.

Transfers You May Make Among Investment Options

During the Accumulation Period, you may transfer amounts among the Variable Investment Options, subject to the frequent trading restrictions set forth below.

You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the internet (see “Telephone and Electronic Transactions,” below). We cancel accumulation units from the Investment Account from which you transfer amounts and we credit accumulation units to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. We reserve the right to require your transfers to be at least $300 or, if less, the entire value of the Investment Account. If after the transfer the amount remaining in the Investment Account is less than $100, then we may transfer the entire amount instead of the requested amount.

Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but we reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.

Frequent Transfer Restrictions. Investment options in variable annuity and variable life insurance products can be a target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to transfer frequently into and out of variable investment options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a variable investment option because such activity may expose a variable investment option’s underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage a portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.

To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers you make to two per calendar month per Contract, with certain exceptions, and have established procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day as a single transfer. We do not count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Asset Rebalancing Program; (b) automatic transfers to or from a Designated Investment Option (currently the Select Bond Trust Subaccount) under the Portfolio Stabilization Process®; (c) transfers made within a prescribed period before and after a substitution of underlying Portfolios; and (d) transfers made during the Pay-out Period (these transfers are subject to a 30-day notice requirement, however, as described below in “Pay-out Period Provisions – Transfers During Pay-out Period”). Under each Separate Account’s policy and procedures, a Contract Owner may transfer Contract Value to the Ultra Short Term Bond Investment Option even if the Contract Owner reaches the two-transfer-per-month limit, as long as 100% of the Contract Value in all Variable Investment Options is transferred to the Ultra Short Term Bond Investment Option. If such a transfer to the Ultra Short Term Bond Investment Option is made, for a 30-day period after such transfer a Contract Owner may not make any subsequent transfers from the Ultra Short Term Bond Investment Option to another Variable Investment Option. We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Variable Insurance Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

We reserve the right to take other actions to restrict trading, including, but not limited to:

●	restricting the number of transfers made during a defined period;
●	restricting the dollar amount of transfers;
●	restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and
●	restricting transfers into and out of certain Subaccount(s).

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see “Withdrawals” in this section, below, for details on when suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).

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While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.

Automatic Transfers Under IPFL 12.11 Series Riders

If you purchased a Contract with an IPFL 12.11 Series Rider, we use a non-discretionary, systematic mathematical process, the “Portfolio Stabilization Process®,” to transfer Contract Value to and from a Designated Investment Option (currently the Select Bond Trust Subaccount). We describe the Portfolio Stabilization Process® in more detail in “VI. Optional Benefits” in this Prospectus, and in the SAI.

Telephone and Electronic Transactions

We permit you to request transfers by telephone. You can also apply to request withdrawals by telephone. We additionally encourage you to access information about your Contract, request transfers and perform some transactions electronically through the internet. If you have not done so, we encourage you to register for electronic delivery of your transaction confirmations. We waive the $50 annual Contract fee if you are registered. Please contact the John Hancock Annuities Service Center at the applicable telephone number or internet address shown on the first page of this Prospectus for more information on electronic transactions.

To access information and perform electronic transactions through our website, we require you to create an account with a username and password, and to maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone by sending us instructions in a form acceptable to us. If you register for electronic delivery, we keep your personal information confidential and secure, and we do not share this information with outside marketing agencies.

We are not liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we record all conversations with you. When someone contacts us by telephone and follows our procedures, we assume that you are authorizing us to act upon those instructions. For electronic transactions through the internet, you need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

●	any loss or theft of your password; or
●	any unauthorized use of your password.

We may be liable for any losses due to unauthorized or fraudulent instructions only where we fail to employ our procedures properly.

All transaction instructions we receive by telephone or electronically will be followed by either a hardcopy or electronic delivery of a transaction confirmation. Transaction instructions we receive by telephone or electronically before the close of any Business Day are usually effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.

We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum Withdrawal Amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.

Special Transfer Services – Dollar Cost Averaging

We administer a Dollar Cost Averaging (“DCA”) program. If you entered into a DCA agreement, you may have elected, at no cost, to automatically transfer on a monthly basis a predetermined dollar amount from any Variable Investment Option (the “DCA Source Investment Option”) to other Variable Investment Options (the “Destination Investment Options”) until the amount in the DCA Source Investment Option is exhausted. You may make Additional Purchase Payments (if not otherwise restricted) while you are enrolled in a DCA program. If you do not provide us with express written allocation instructions for these Additional Purchase Payments, no amounts will be allocated into your DCA Source Investment Option. Instead, the Net Purchase Payment amount will be allocated among the Destination Investment Options according to the allocation you selected upon enrollment in the DCA program.

The DCA program allows investments to be made in equal installments over time in an effort to reduce the risk posed by market fluctuations. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Subaccount when the unit value is low, and less when the unit value is high. However, the DCA program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. In addition, the DCA program does not protect you from market fluctuations in your DCA Source Investment Option. If you are interested in the DCA

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program, you may elect to participate in the program on the appropriate application or you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. You may elect out of the DCA program at any time. There is no charge for participation in the DCA program.

Impact of Automatic Transfers under an IPFL 12.11 Series Rider. If you purchased a Contract with an IPFL 12.11 Series Rider, we use the Portfolio Stabilization Process® to determine if any Contract Value will be transferred to or from a Designated Investment Option (currently the Select Bond Trust Subaccount). The Portfolio Stabilization Process® may result instead in limiting your ability to achieve the desired benefit of the DCA programs. Although we process a daily transaction under the DCA program before we process a transaction under the Portfolio Stabilization Process®, you may experience:

(i)	greater redemptions of accumulation units of a particular Investment Option when the unit value is low;
(ii)	greater purchases of accumulation units of a particular Investment Option when the unit value is high; and
(iii)	a different duration, and different amounts, invested in a particular Investment Option than you initially intended.

We describe the Portfolio Stabilization Process® in more detail in “VI. Optional Benefits” and in the SAI.

Please consult with your financial representative to assist you in determining whether the DCA program is suited for your financial needs and investment risk tolerance.

Special Transfer Services – Asset Rebalancing Program

We administer an Asset Rebalancing Program which enables you to specify the allocation percentage levels you would like to maintain in particular Investment Options. We automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Investment Options. You must include your entire value in the Variable Investment Options in the Asset Rebalancing Program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing Program. Therefore, you need to monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing Program is being used. If you are interested in the Asset Rebalancing Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing Program.

We permit Asset Rebalancing only on the following time schedules:

●	quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);
●	semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or
●	annually on December 26th (or the next Business Day if December 26th is not a Business Day).

Impact of Automatic Transfers under an IPFL 12.11 Series Rider. If you purchased a Contract with an IPFL 12.11 Series Rider, we use the Portfolio Stabilization Process® to determine if any Contract Value is to be transferred to or from a Designated Investment Option (currently the Select Bond Trust Subaccount). The Portfolio Stabilization Process® is not designed to maintain Contract Value among Investment Options in your indicated percentages. It may result instead in limiting your ability to achieve the desired benefit of the Asset Rebalancing Program.

Although we process a scheduled transaction under the Asset Rebalancing Program before we process a transaction under the Portfolio Stabilization Process®, you may experience:

(i)	transfers on a scheduled Asset Rebalancing date that do not match your indicated percentages;
(ii)	transfers to and from a particular Investment Option between scheduled Asset Rebalancing dates; and
(iii)

gains and losses between scheduled Asset Rebalancing dates for a particular Investment Option that do not reflect the investment of your indicated percentage of Contract Value in the Investment Option for the entire period.

We describe the Portfolio Stabilization Process® in more detail in “VI. Optional Benefits,” and in the SAI.

Withdrawals

During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to our Annuities Service Center. You may make withdrawals by telephone as described above under “Telephone and Electronic Transactions.” For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant’s Spouse under the Code. See the SAI for further information regarding the impact of taking withdrawals from Section 403(b) Plan Contracts. In the case of a total withdrawal, we pay the Contract Value as of the date of receipt of the request, complete with all necessary information, at our Annuities Service Center, minus any applicable withdrawal charge, Rider charge, administrative fee, or tax. We then cancel the Contract. In the case of a partial withdrawal, we pay the amount requested, reduced by any applicable withdrawal charge, Rider charge, administrative fee, or amount withheld for taxes, and cancel accumulation units credited to each Investment Account equal in value to the amount withdrawn from that Investment Account plus any applicable withdrawal charge deducted from that Investment Option.

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When making a withdrawal from a Contract with an IPFL 12.11 Series Rider, your Withdrawal Amount is taken proportionally from all of your Variable Investment Options, including the Select Bond Trust Subaccount.

When making a withdrawal from a Contract without an IPFL 12.11 Series Rider, you may specify the Investment Options from which the withdrawal is to be made. The amount requested from an Investment Options(s) may not exceed the value of that Investment Option minus any applicable withdrawal charge. If you do not specify the Investment Options from which a withdrawal is to be taken, we take the withdrawal proportionally from all of your Variable Investment Options.

There is no limit on the frequency of withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal (and deduction of any withdrawal charge) the amount remaining in the Investment Option is less than $100, we generally treat the withdrawal as a withdrawal of the entire amount held in the Investment Option. If a withdrawal plus any applicable withdrawal charge would reduce the Contract Value to less than $1,000, we generally treat the withdrawal as a total withdrawal of the Contract Value. We currently enforce these Contract minimum restrictions only for Venture® Opportunity O-Series Variable Annuity Contracts that do not have an Income Plus For Life® 12.11 Series Rider. We reserve the right to enforce these restrictions for other Contracts in the future.

We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you want to use a part of your Contract Value to purchase an immediate annuity contract, you must make a withdrawal request, which will be subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences.

When we receive a withdrawal request in Good Order at our Annuities Service Center, we will pay the amount of the withdrawal from the Variable Investment Options promptly, and in any event within seven days of receipt of the request. We reserve the right to defer the right of withdrawal or postpone payments for any period when:

●	the New York Stock Exchange is closed (other than customary weekend and holiday closings);
●	trading on the New York Stock Exchange is restricted;
●

an emergency exists as determined by the SEC, as a result of which disposal of securities held in the Separate Accounts is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts’ net assets; or

●	the SEC, by order, so permits for the protection of security holders.

Applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

Impact of Divorce. In the event that you and your Spouse become divorced, we will treat any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax or withdrawal charge. Also, for Contracts issued with an optional guaranteed minimum withdrawal benefit Rider, your guarantee may be reduced.

Tax Considerations. Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Plans only under limited circumstances (see “VIII. Federal Tax Matters – Other Qualified Plans”).

Signature Guarantee Requirements for Surrenders and Withdrawals. (Not applicable to Contracts issued in New Jersey*)

We may require that you provide a signature guarantee on a surrender or withdrawal request in the following circumstances:

●	you have no signed application on file with us; or
●	you are requesting that we mail the amount withdrawn to an alternate address; or
●	you have changed your address within 30 days of the withdrawal or surrender request; or
●	you are requesting a withdrawal or surrender in the amount of $250,000 or greater.

We must receive the original signature guarantee on your withdrawal or surrender request. We do not accept copies or faxes of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and does not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or withdrawal as described above.

*For New Jersey residents, we do not require a signature guarantee to process a withdrawal and send to the address of record, but we will not send the withdrawal payment via EFT unless we receive a signature guarantee.

Special Withdrawal Services – The Systematic Withdrawal Program

We administer a Systematic Withdrawal Program (“SWP”) which, after entering into a SWP agreement, permits you to pre-authorize a periodic exercise of the Contractual withdrawal rights described above. For Contracts without an IPFL 12.11 Series Rider, you may instruct us to withdraw a level dollar amount from specified Investment Options on a periodic basis. For Contracts with an IPFL 12.11 Series Rider, we take withdrawals pro rata from all of your Investment Options. We limit the total of SWP withdrawals in a Contract Year to not more than 10% of the Purchase Payments made. The SWP is not available to Contracts participating in the DCA program

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or a Payroll Plan or Financial Account Plan. We reserve the right to suspend your ability to make Additional Purchase Payments while you are enrolled in a SWP. SWP withdrawals, like other withdrawals, may be subject to income tax and a 10% penalty tax. If you are interested in a SWP, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in the SWP.

Special Withdrawal Services – The Income Made Easy Program

Our Income Made Easy Program provides you with an automatic way to access guaranteed withdrawal amounts if you purchased a Contract with an IPFL 12.11 Series Rider. There is no charge for participation in this program. Please read “VI. Optional Benefits – Withdrawals, Distributions and Settlements – Pre-authorized Withdrawals – The Income Made Easy Program,” for more information.

Death Benefit During Accumulation Period

The Contracts described in this Prospectus provide for the distribution of a death benefit before the Annuity Commencement Date.

Amount of Death Benefit. The death benefit payable under the Contract will be the greater of:

●	the Contract Value; or
●	the “Guaranteed Minimum Death Benefit,” i.e., the sum of all Purchase Payments made, less any amounts deducted in connection with withdrawals.

The death benefit is reduced in connection with withdrawals on a pro rata basis, by an amount equal to (i) multiplied by (ii) where:

(i)	is equal to the death benefit prior to the withdrawal; and
(ii)	is equal to the amount of the withdrawal divided by the Contract Value prior to the withdrawal.

If you die during the Settlement Phase under an optional Income Plus For Life® 12.11 Series Rider, however, the death benefit will be the amount, if any, then payable under that Rider. Please read “VI. Optional Benefits” for more information.

Payment of Death Benefit. The determination of the death benefit will be made on the date we receive written notice and “proof of death” as well as all required claims forms in Good Order from all Beneficiaries at our Annuities Service Center. No one is entitled to the death benefit until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:

●	a certified copy of a death certificate; or
●	a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or
●	any other proof satisfactory to us.

Distribution of Death Benefit. The following discussion applies principally to distribution of death benefits upon the death of an Owner under Contracts that were not issued in connection with Qualified Plans, i.e., Nonqualified Contracts. Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your Contract is used in connection with a Qualified Plan, please seek competent legal and tax advice regarding requirements governing the distribution of benefits, including death benefits, under the plan.

In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict death benefits under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death benefit to the extent permitted by the Code and by Treasury Department regulations.

We will pay the death benefit to the Beneficiary if any Contract Owner dies before the earlier of the Maturity Date or the Annuity Commencement Date. If there is a surviving Owner, that Contract Owner will be deemed to be the Beneficiary. No death benefit is payable on the death of any Annuitant, except that if any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.

Upon request, the death benefit proceeds may be taken in the form of a lump sum. In that case, we will pay the death benefit within seven days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances for which payment of withdrawals may be postponed (see “Withdrawals” above). Beneficiaries who opt for a lump sum payout of their portion of the death benefit may choose to receive the funds either in a single check or wire transfer or in a John Hancock Safe Access Account (“JHSAA”). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. Any interest paid may be taxable. The Beneficiary can obtain the remaining death benefit proceeds in a single sum at any time by cashing one check for the entire amount. The Beneficiary may draw a check on the JHSAA that is payable to himself/herself as well as to other persons or parties. Note, however, that a JHSAA is not a true checking account, but is solely a means of distributing the Contract’s death benefit. The Beneficiary can make only withdrawals, and not deposits. The JHSAA is part of our General Account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.

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If the Beneficiary does not choose a form of payment, or the death benefit payable upon the death of an Owner is not taken in a lump sum, the Contract continues, subject to the following:

●	The Beneficiary becomes the Owner.
●

We allocate any excess of the death benefit over the Contract Value to the Owner’s Investment Accounts in proportion to their relative values on the date of receipt by us of due proof of the Owner’s death.

●	No Additional Purchase Payments may be made (even if the Beneficiary is a surviving Spouse).
●	We will waive withdrawal charges for all future distributions.
●

If the deceased Owner’s Beneficiary is a surviving Spouse, he or she may continue the Contract as the new Owner without triggering adverse federal tax consequences. In such a case, the distribution rules applicable when a Contract Owner dies will apply when the Spouse, as the Owner, dies. In addition, a death benefit will be paid upon the death of the Spouse. For purposes of calculating the death benefit payable upon the death of the Spouse (excluding any optional benefits), we will treat the death benefit paid upon the first Owner’s death as a Purchase Payment to the Contract. In addition, all Purchase Payments made and all amounts deducted in connection with withdrawals prior to the date of the first Owner’s death will be excluded from consideration in the determination of the Spouse’s death benefit.

●

If the Beneficiary is not the deceased Owner’s Spouse, distribution of the Owner’s entire interest in the Contract must be made within five years of the Owner’s death, or alternatively, an individual Beneficiary may take distributions as an annuity, under one of the Annuity Options described below, which begins within one year after the Owner’s death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see “Annuity Options” below). Note: we continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see “VII. Charges and Deductions – Mortality and Expense Risks Fee”). If distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary’s portion of the death benefit. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death benefit proceeds will be distributed immediately in a single sum cash payment.

●

Alternatively, if the Contract is not a Qualified Contract, an individual Beneficiary may take distribution of the Owner’s entire interest in the Contract as a series of withdrawals over the Beneficiary’s life expectancy, beginning one year after the Owner’s death. If this form of distribution is selected, the Beneficiary may not reduce or stop the withdrawals, but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial Beneficiary dies while value remains in the Contract, a successor Beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial Beneficiary’s life expectancy.

We may change the way we calculate the death benefit if you add any Contract Owner. If we do, the new death benefit will equal the Contract Value as of the date of the ownership change. We will also treat the Contract Value on the date of the change as a “Purchase Payment” made on that date for any subsequent calculations of the death benefit prior to the Annuity Commencement Date, and we will not consider any Purchase Payments made and any amounts deducted in connection with withdrawals prior to the date of the ownership change in our determination of the death benefit.

If you substitute a new Contract Owner, the death benefit will be the Contract Value and the Guaranteed Minimum Death Benefit will no longer apply, with the following exceptions:

(a)	the new Owner is a guardian, a custodian or a trust established for the sole benefit of the previous Owner;
(b)	the new Owner is an individual and the previous Owner was a guardian, a custodian or a trust established for the sole benefit of that individual;
(c)	the change is from one guardian, custodian or trust established for the sole benefit of an individual to another guardian, custodian or trust established for the sole benefit of that individual; or
(d)	ownership is transferred to the Owner’s Spouse following the death of the Owner.

A change of Contract Owner may be a taxable event if the Owner or co-Owner before the change is an individual and the new Owner or co-Owner is not a Spouse of the previous Owner (or co-Owner). Please consult with your own qualified tax professional for further information relevant to your situation.

Please see “VI. Optional Benefits” for a discussion of benefits available to Beneficiaries under the optional Annual Step-Up Death Benefit Rider.

Pay-out Period Provisions

General

Generally, the Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract’s Maturity Date (the “Annuity Commencement Date” is the first day of the Pay-out Period). The Maturity Date is the date shown on your Contract’s specifications page, unless we have approved a change. For John Hancock USA Contracts, the earliest allowable Annuity Commencement Date is six months after the Contract Date. For John Hancock New York Contracts, the earliest allowable Annuity

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Commencement Date is one year from the Contract Date. If no date was specified, the Maturity Date is the first day of the month following the 95th birthday of the oldest Annuitant (or in New York, the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary) (“Default Maturity Date”). You may request a different Maturity Date at any time, by written request or by telephone at the number listed on the first page of this Prospectus, at least one month before both the current and new Maturity Dates. You may also be able to change your Maturity Date on our website, www.jhannuities.com, if:

●	you are registered on the website, and
●	your Contract is active, and not owned by a custodian or continued by a surviving Spouse or Beneficiary.

Under our current administrative procedures, the new Maturity Date may not be later than the Default Maturity Date unless we consent otherwise.

Currently, for Nonqualified Contracts, the IRS has not provided guidance with respect to a maximum date on which annuity payments must start. In the event that any future rulings, regulations, or other pronouncements by the IRS provide us with guidance, we may need to restrict your ability to change to an Annuity Commencement Date under a Nonqualified Contract which occurs when the Annuitant is at an advanced age (i.e., past age 95). Please consult with your own qualified tax professional for information about potential adverse tax consequences for such Annuity Commencement Dates. For Qualified Contracts, distributions may be required before the Annuity Commencement Date (see “VIII. Federal Tax Matters – Required Minimum Distributions”).

Notice of Maturity Date. We will send you one or more notices at least 30 days before your scheduled Maturity Date and request that you verify information we currently have on file. If you do not choose an Annuity Option, do not make a total withdrawal of the Surrender Value, or do not ask us to change the Maturity Date to a later date, we provide as a default a variable Annuity Option in the form of a life annuity with monthly payments guaranteed for ten years, as described in “Annuity Options offered in the Contract” below. For Contracts with an Income Plus For Life® 12.11 Series Rider, we provide as a default a life annuity with monthly payments guaranteed for ten years, as described below. The Annuity Commencement Date will be the Maturity Date. However, if the Contract Value on the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant.

Annuity Options

Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. At any time during the Accumulation Period, you may select one or more of the Annuity Options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. A Beneficiary may also elect to apply the Death Benefit to an Annuity Option. We apply your entire Contract Value or the Beneficiary’s entire portion of the Death Benefit proceeds to the Annuity Option(s) selected. We determine annuity payments based on the Investment Account Value of each Investment Option at the Annuity Commencement Date. You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant on the Annuity Commencement Date.

United States Treasury Regulations may preclude the availability of certain Annuity Options in connection with certain Qualified Contracts.

Once annuity payments commence:

●	you are no longer permitted to make any withdrawals under the Contract;
●	you are no longer permitted to make or receive any withdrawals under an IPFL 12.11 Series Rider;
●	we may not change the Annuity Option or the form of settlement; and
●	your Guaranteed Minimum Death Benefit terminates.

Please read the description of each Annuity Option carefully. In general, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an Annuitant might receive only one payment if the Annuitant dies prior to the date the second payment is due. You may also elect annuities with payments guaranteed for a certain number of years but the amount of each payment will be lower than that available under the non-refund life Annuity Option.

Annuity Options offered in the Contract. The Contracts guarantee the availability of the following Annuity Options:

Option 1(a): Non-Refund Life Annuity – An annuity with payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant might receive only one payment if the Annuitant dies prior to the date the second payment is due.

Option 1(b): Life Annuity with Payments Guaranteed for 10 Years – An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the tenth year.

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Option 2(a): Joint & Survivor Non-Refund Life Annuity – An annuity with payments during the lifetimes of the Annuitant and a designated co-Annuitant. No payments are due after the death of the last survivor of the Annuitant and co-Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant might receive as few as one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10 Years – An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the Annuitant and a designated co-Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if both the Annuitant and the co-Annuitant die prior to the end of the tenth year.

Additional Annuity Options. When you annuitize, we may offer one or more Annuity Options in addition to the ones we are contractually obligated to make available.

Additional Annuity Options for Contracts with an IPFL 12.11 Series Rider. We make additional Annuity Options available if you purchased a Contract with one of our Income Plus For Life® 12.11 Series Riders (“IPFL Alternate Annuity Options”). The applicable fixed IPFL Alternate Annuity Option for single or joint lives shown below will be provided as the default option at your Contract’s Maturity Date.

IPFL Alternate Annuity Option 1: Lifetime Income Amount with Cash Refund – This Annuity Option is available if you purchased a Contract with an IPFL 12.11 Rider. Under this option, we will make annuity payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

●	the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the IPFL 12.11 Rider that you purchased with your Contract; or
●	the annual amount that your Contract Value provides on a guaranteed basis under a lifetime with cash refund annuity.

IPFL Alternate Annuity Option 2: Joint & Survivor Lifetime Income Amount with Cash Refund – This Annuity Option is available if you purchased a Contract with the IPFL – Joint Life 12.11 Rider and both Covered Persons remain on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetimes of the co-Annuitants. After the death of the last surviving Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

●	the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the IPFL – Joint Life 12.11 Rider that you purchased with your Contract; or
●	the annual amount that your Contract Value provides on a guaranteed basis under a joint life with cash refund annuity.

Once annuity payments begin under an Annuity Option, you cannot make any additional withdrawals under a Contract with an Income Plus For Life® 12.11 Series Rider.

Fixed Annuity Options. Upon death (subject to the distribution of death benefits provisions; see “Death Benefit During Accumulation Period”), withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option.

We determine the amount of each Fixed Annuity payment by applying the portion of the proceeds (minus any applicable Purchase Payment Based Charge and premium taxes) applied to purchase the Fixed Annuity to the appropriate annuity factor table in the Contract. If the table we are currently using is more favorable to you, we will substitute that table. If you choose an Annuity Option that is not guaranteed in the Contract, we will use the appropriate table that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments.

We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you request to use a part of your Contract Value to purchase an immediate annuity contract, we will treat the request as a withdrawal request, subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences.

Determination of Amount of the First Variable Annuity Payment

We determine the first Variable Annuity payment by applying the portion of the proceeds (minus any applicable Purchase Payment Based Charge and premium taxes) applied to purchase a Variable Annuity to the annuity factor tables contained in the Contract. If the table we are currently using is more favorable to you, we will substitute that table. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable Purchase Payment Based Charge and premium taxes.

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The rates contained in the annuity tables vary with the Annuitant’s age and the Annuity Option selected. The longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be.

Annuity Units and the Determination of Subsequent Variable Annuity Payments

We base Variable Annuity payments after the first one on the investment performance of the Subaccounts selected during the Pay-out Period. The amount of a subsequent payment is determined by dividing the amount of the first annuity payment from each Subaccount by the Annuity Unit value of that Subaccount (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Subaccount is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Subaccount are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant throughout the Pay-out Period (assuming no transfer is made).

We charge the same Annual Separate Account Expenses during the annuitization period as we do during the Accumulation Period. We determine the “net investment factor” for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see “Value of Accumulation Units” and “Net Investment Factor” in this section, above). The value of an Annuity Unit for each Subaccount for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for that Subaccount for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate.

Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.

We build a 1% assumed interest rate into the annuity tables in the Contract used to determine the first Variable Annuity payment. The smallest annual rate of investment return which is required to be earned on the assets of the Separate Account so that the dollar amount of Variable Annuity payments will not decrease is 1.86%.

Transfers During the Pay-out Period

Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Subaccount to another. You must submit your transfer request to our Annuities Service Center at least 30 days before the due date of the first annuity payment to which your transfer will apply. We make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Subaccount to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Subaccount selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make to four per Contract Year. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

Death Benefit During Pay-out Period

If an Annuity Option providing for payments for a guaranteed period has been selected and the Annuitant dies during the Pay-out Period, we make the remaining guaranteed payments to the Beneficiary. We make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant’s death. If no Beneficiary is living, we commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.

We do not make any payments to a Beneficiary, however, if the last surviving Covered Person dies while we are making payments under an Annuity Option providing only for payments for life or payments during the Settlement Phase under an optional Income Plus For Life® 12.11 Series Rider. Please read “VI. Optional Benefits” for additional information.

Other Contract Provisions

Ownership

Prior to the Maturity Date, the Contract Owner is the person(s) designated in the Contract specifications page or as subsequently named. We do not permit joint ownership of Contracts purchased by a non-natural person (such as a corporation or a trust) or held for the benefit of such an entity. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner (except when the Owner is a trust or custodian). If amounts become payable to any Beneficiary under the Contract, the Beneficiary becomes the Contract Owner.

You must make any requests to change ownership in writing and we must receive such written change at the Annuities Service Center.

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Before requesting a change of ownership or making an assignment of your Contract, please consider the following:

●

A change of ownership may be treated as a distribution from the Contract and subject to tax. We consider a collateral assignment to be a distribution from the Contract, and we will report any taxable amounts as may be required.

●	A change of ownership may result in termination of a minimum withdrawal benefit guarantee (If you purchased a GMWB Rider, you can get more information from “VI. Optional Benefits”).
●

An addition of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value as of the date of the change of ownership, and treat that amount as a “Purchase Payment” made on the same date for purposes of computing further adjustments to the amount of the death benefit.

●	A substitution of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value.
●	A change of ownership (or collateral assignment) is subject to the rights of any irrevocable Beneficiary.
●	You may not change ownership or make a collateral assignment after the earlier of the Maturity Date or the Annuity Commencement Date.
●

Contracts issued to a Qualified Plan may be subject to restrictions on transferability. For example, Qualified Contracts generally may not be transferred except by the trustee of an exempt employees’ trust which is part of a retirement plan qualified under section 401 of the Code or as otherwise permitted by applicable Treasury Department regulations. You may not be able to sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a Qualified Contract to any person other than us.

We assume no liability for any payments made or actions taken before a change is approved or an assignment is accepted. We assume no responsibility for the validity or sufficiency of any assignment. An absolute assignment or ownership change will revoke the interest of any revocable Beneficiary.

Annuitant

The Annuitant is any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Contract Owner names more than one person as an “Annuitant,” the second person named shall be referred to as “co-Annuitant.” The Annuitant is as designated on the Contract specifications page or in the application, unless changed. You must make any change of Annuitant in writing in a form acceptable to us and the change must be received at our Annuities Service Center. We must approve any change.

On the death of the Annuitant prior to the Annuity Commencement Date, the co-Annuitant, if living, becomes the Annuitant. If there is no living co-Annuitant, the Owner becomes the Annuitant. In the case of certain Qualified Contracts, there are limitations on the ability to designate and change the Annuitant and the co-Annuitant. The Annuitant becomes the Owner of the Contract at the Annuity Commencement Date (except when the Owner is a trust or custodian).

If any Annuitant is changed and any Contract Owner is not a natural person, we normally distribute the entire interest in the Contract to the Contract Owner within five years.

Beneficiary

The Beneficiary is the person, persons or entity designated in the Contract specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, any designated Contingent Beneficiary becomes the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts, Treasury Department regulations may limit designations of Beneficiaries.

Modification

We may not modify your Contract or certificate without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency.

Code Section 72(s)

In order for our Nonqualified Contracts (i.e., Contracts not purchased to fund an Individual Retirement Account or other Qualified Plan) to be treated as annuities under the Code, we will interpret the provisions of the Contract so as to comply with the requirements of section 72(s) of the Code, which prescribes certain required provisions governing distributions after the death of the Owner.

Misstatement and Proof of Age or Survival

We normally require proof of age or survival of any person upon whose age or survival any payment depends. If the age of the Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant’s correct age. If we have made incorrect payments under the Contract, we will either pay the amount of any underpayment immediately or we will deduct the amount of any overpayment from future payments.

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VI. Optional Benefits

Overview

We offer two types of optional benefit Riders that you may have elected to purchase when you purchased a Contract:

●	the Income Plus For Life® 12.11 Series Riders*, which are designed to provide a stream of lifetime income to the annuitant through withdrawals; and
●

the Annual Step-Up Death Benefit Rider, which has the potential to provide a death benefit in excess of that provided under the Contract if the holder of the Contract (or the Annuitant, if the holder is a legal entity) dies during the Accumulation Phase of the Contract.

*

We use the terms “Income Plus For Life 12.11 Series Riders” and “IPFL 12.11 Series Riders” in the Prospectus to refer to both Income Plus For Life® Riders, i.e., Income Plus For Life® 12.11 and Income Plus For Life – Joint Life® 12.11.

You could have elected to purchase these Riders only at the time you purchased a Contract. Once you elected a Rider and the right to cancel your Contract period expired (see “Other Contract Provisions – Initial Inspection Period” in “V. Description of the Contract”), you may not revoke these optional benefits (unless we increase the Rider fee). When your Contract reaches the Maturity Date, you may elect to extend the Maturity Date, if the current Maturity Date is earlier than the default Maturity Date, or choose one of our Annuity Options. If you do not elect to extend the Maturity Date or choose an Annuity Option (or do not make a total withdrawal of the Surrender Value), we provide as a default a fixed Annuity Option as described in “V. Description of the Contract – Additional Annuity Options for Contracts with an IPFL 12.11 Series Rider.”

Features of the IPFL 12.11 Series Riders

Covered Person(s)

The Income Plus For Life® 12.11 Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life® 12.11) or on the lifetime durations of two Covered Persons (Income Plus For Life – Joint Life® 12.11).

Single Life Guarantee. For Income Plus For Life® 12.11 Riders that provide a lifetime income guarantee based on the life of a single Covered Person, the Covered Person is the oldest Annuitant at issue of the Rider.

The Covered Person must remain an Annuitant (subject to our underwriting rules) to receive benefits under a Rider.

Joint Life Guarantee. Income Plus For Life – Joint Life® 12.11 Riders provide a lifetime income guarantee based on the lifetime durations of two Covered Persons, determined at the time you elected the Rider. A Spouse may need to qualify as a “spouse” under state law to be treated as a Covered Person under the Contract.

Availability

You could have elected an IPFL 12.11 Series Rider at the time you purchased a Contract.

You may have elected to purchase an Income Plus For Life® 12.11 Series Rider only at the time you purchased a Contract. Once you elected a Rider and the right to cancel your Contract period expired, you cannot revoke this optional benefit. We offered these optional benefit Riders only where approved by state insurance regulatory agencies. We reserved the right to accept or refuse to issue a Rider at our sole discretion. Once you elected to purchase a Rider, its effective date usually is the Contract Date (unless we permitted otherwise) and it is irrevocable (unless we increase the Rider fee).

Changes to the Owner, Annuitant or Beneficiary designations after the Rider is issued may reduce, limit, or terminate benefits available under the Rider.

Rider Fee

We charge an additional fee on each Contract Anniversary for the IPFL 12.11 Series Riders. Subject to certain limits described below, we reserve the right to change the fee, up to the maximum fee, at any time. We withdraw the amount of the fee from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value. We deduct a pro rata share of this annual fee from the Contract Value:

●	on the date we determine the death benefit;
●	after the Annuity Commencement Date at the time an Annuity Option under the Contract begins; or
●	at full surrender of the Contract.

We do not deduct any additional Rider fee during the Settlement Phase or after the Annuity Commencement Date once an Annuity Option begins.

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The current fee is equal to 1.00% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to change the IPFL 12.11 Series Rider fee at any time, but we will not change the Rider fee during the first two Contract Years, or within the two Contract Years following a change in the Rider fee. The fee will never exceed a maximum fee of 1.50%.

If we increase the Rider fee, you may elect to terminate your IPFL 12.11 Series Rider by submitting a written request in Good Order to our Annuities Service Center:

●

that includes your instructions for the reallocation of Contract Value (at your option, including any Contract Value allocated to a DCA Source Investment Option) to Investment Options we then make available for a similar Contract without an IPFL 12.11 Series Rider; and

●	that we receive in Good Order no later than 30 days after the effective date of the increase.

At the end of the Business Day on which we determine that your written request complies with the above conditions, we will process the following transactions:

●	we will determine your total Contract Value based on your allocations to the Investment Options then available under the IPFL Rider;
●	if applicable, we will transfer your total Contract Value to your new Investment Option allocations; and
●	we will terminate the Rider.

We will not deduct a Rider fee after the effective date of the increase if your request for termination complies with our requirements. The Portfolio Stabilization Process® will not apply to these transactions. Any reallocation will not count against the number of transfers that we allow per Contract Year. Upon Termination the Rider cannot be reinstated.

Restrictions on Additional Purchase Payments

We generally restrict your ability to make Additional Purchase Payments into Contracts with or without an IPFL 12.11 Series Rider (see “V. Description of the Contract – Accumulation Period Provisions – Limitations on Additional Purchase Payments”).

IPFL 12.11 Series Rider Benefits

Lifetime Income Amount. The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

●	(for the IPFL 12.11 Rider): the Covered Person remains alive and is designated as an Annuitant under the Contract, or
●	(for the IPFL – Joint Life 12.11 Rider): either Covered Person remains alive and is designated as an Annuitant under the Contract.

The Rider terminates upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:

●	the Benefit Rate for the Rider on the Lifetime Income Date; by
●	the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE (IPFL 12.11): Assume that you purchase a Contract with an IPFL 12.11 Rider for $100,000 when you are Age 60. Based on your age, the Lifetime Income Date is the date we issue your Contract, your initial Benefit Base is $100,000 and the initial Benefit Rate is 4.50%. In this case, the initial Lifetime Income Amount is $4,500 (4.50% × $100,000), but we set a different Lifetime Income Amount if you defer taking withdrawals.

We increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits and Step-Ups that we may apply to an IPFL 12.11 Series Rider’s Benefit Base and/or Benefit Rate increases due to deferral of withdrawals after the Lifetime Income Date. Please see “Increases in Guaranteed Amounts” below for more information.

We reduce the Lifetime Income Amount if you take Excess Withdrawals. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” below for more information.

Lifetime Income Date. The Lifetime Income Amount guarantee starts on a Lifetime Income Date. The earliest Lifetime Income Date is the date you purchased the Rider (the Rider’s “effective date”) if the youngest Covered Person turned age 59 1⁄2 or older during the first Contract Year.

Otherwise, the Lifetime Income Date in most cases is the Contract Anniversary immediately preceding the date the youngest Covered Person turns age 59 1⁄2. The earliest available Lifetime Income Date we offer for this Rider is subject to change. The earliest available Lifetime Income Date in effect when we issued the Rider remains in effect for as long as the Rider remains in effect.

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Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and took a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and increases in the Benefit Rate, if any, if you defer taking withdrawals (see “Increases in Guaranteed Amounts,” below).

Benefit Base

We use a Benefit Base to determine the Lifetime Income Amount. The maximum Benefit Base at any time for an IPFL 12.11 Series Rider is $3 million. The initial Benefit Base equals the amount of your initial Purchase Payment (up to $3 million).

We reduce the Benefit Base if you take Excess Withdrawals. We reduce the Benefit Base to reflect these withdrawals on a pro rata basis. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” below for more information.

Benefit Rate

We use the following Benefit Rates to determine the Lifetime Income Amount:

Benefit Rate by Age

Covered Person’s age during Contract Year of first withdrawal after Lifetime Income Date	IPFL 12.11 Rider	IPFL – Joint Life 12.11 Rider
59 1⁄2 – 60	4.50%	4.25%
61 up to 62	4.60%	4.35%
62 up to 63	4.70%	4.45%
63 up to 64	4.80%	4.55%
64 up to 65	4.90%	4.65%
65 and over	5.00%	4.75%

Because we provide our guarantee over the lifetimes of two Covered Persons under the Income Plus For Life – Joint Life® 12.11 Rider, we use lower Benefit Rates than we do under the Income Plus For Life® 12.11 Rider.

Variable Investment Options and Automatic Transfers of Contract Value Under an IPFL 12.11 Series Rider

The Variable Investment Options that we use for Contracts with an IPFL 12.11 Series Rider differ from the Variable Investment Options we make available for Contracts without an IPFL 12.11 Series Rider.

The Variable Investment Options for Contracts with an IPFL 12.11 Series Rider are:

Variable Investment Options That You May Select		Variable Investment Option That We Use for Automatic Transfers of Contract Value
Subject to automatic transfers of Contract Value:	Not subject to automatic transfers of Contract Value:
Lifestyle Balanced Portfolio Subaccount Lifestyle Growth Portfolio Subaccount Lifestyle Moderate Portfolio Subaccount Lifestyle Conservative Portfolio Subaccount*	Ultra Short Term Bond Trust Subaccount* Lifestyle Conservative Portfolio Subaccount*	Select Bond Trust Subaccount

*	Automatic transfers will not apply if you allocate 100% of your Contract Value to the Lifestyle Conservative Portfolio Subaccount and/or the Ultra Short Term Bond Trust Subaccount.

When you select a Variable Investment Option, we allocate your money to a Subaccount of our Separate Account. Each Subaccount invests in a corresponding Portfolio of the John Hancock Variable Insurance Trust. Please see “IV. General Information about Us, the Separate Accounts and the Portfolios” for more information about each of these Portfolios.

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You also may use a Variable Investment Option (other than the Select Bond Trust Subaccount) as a DCA Source Investment Option under our DCA program. (See “V. Description of the Contract – Special Transfer Services – Dollar Cost Averaging” for more information about this program.) We reserve the right to restrict in the future the Variable Investment Options into which you may select to allocate your Contract Value.

Please consult with your financial representative to assist you in determining which available Variable Investment Options are best suited for your financial needs and risk tolerance.

Automatic Transfers. By purchasing an IPFL 12.11 Series Rider, you give us authority to make automatic transfers between your selected Lifestyle Portfolio Subaccounts and a Designated Investment Option (currently the Select Bond Trust Subaccount). Accordingly, we monitor your Contract Value daily and systematically transfer amounts between the Lifestyle Portfolio Subaccounts shown above and the Select Bond Trust Subaccount. The determination of when, and how much, to transfer is made through a non-discretionary, systematic mathematical process that we call the “Portfolio Stabilization Process®.”

We intend the process to limit your Contract Value’s exposure to equity markets by allocating Contract Value to the Select Bond Trust Subaccount during periods of equity market volatility and also when you take withdrawals after the Lifetime Income Date. The Portfolio Stabilization Process® determines when and how much to transfer, if any, from the Lifestyle Portfolio Subaccounts to the Select Bond Trust Subaccount. The Portfolio Stabilization Process® also determines when, and how much, Contract Value to transfer, if any, from the Select Bond Trust Subaccount to the Lifestyle Portfolio Subaccounts. We designed the Portfolio Stabilization Process®, and made it an integral part of the IPFL 12.11 Series Riders, to protect us by reducing the potential impact of volatile markets on the risk we assume from the guarantees provided to you under the Riders. The process works to monitor your Contract Value every Business Day and to determine whether to transfer Contract Value between the Lifestyle Portfolio Subaccounts and the Select Bond Trust Subaccount. Transfers under the Portfolio Stabilization Process® do not affect the current value of the Benefit Base or the Lifetime Income Amount, and they are not included within the Separate Account’s short term trading restriction of two transfers per month. (See “V. Description of the Contract – Transfers You May Make Among Investment Options.”)

Because the Portfolio Stabilization Process® can allocate Contract Value to the Select Bond Trust Subaccount, it may limit your ability to participate in favorable investment performance of the Lifestyle Portfolio Subaccounts whenever a portion of your Contract Value is invested in the Select Bond Trust Subaccount. On the other hand, when Contract Value is allocated and retained in the Select Bond Trust Subaccount, the Portfolio Stabilization Process® has the potential to protect your Contract Value from declining and volatile equity markets.

We provide no assurance:

●	of the amount, if any, and duration of any investment in the Select Bond Trust Subaccount;
●	that the Portfolio Stabilization Process® will enhance the earnings potential of your Contract or protect your Contract Value from declines in value; or
●	that the amount and/or frequency of Step-Ups will not be affected by the Portfolio Stabilization Process®.

You may not directly allocate Contract Value to the Select Bond Trust Subaccount. Your Contract refers to the Select Bond Trust Subaccount as the “Designated Investment Option.” We reserve the right to designate a different Subaccount for automatic transfers of Contract Value. We may change the Designated Investment Option, for example, in the event there is a merger or a substantial change in the investment objectives and strategy of the Select Bond Trust Portfolio.

Operation of the Portfolio Stabilization Process®

Here’s how the Portfolio Stabilization Process® generally works:

STEP ONE

Determination of Reference Value. We calculate a Reference Value based on the initial Contract Value of your Contract in each of your selected Variable Investment Options. We increase the Reference Value each Business Day to reflect:

●	prior to the Lifetime Income Date, the full amount of Additional Net Purchase Payments we receive on that Business Day; and
●	on or after the Lifetime Income Date, the excess, if any, of any Additional Net Purchase Payments we receive on that Business Day over any withdrawal since the later of:
o	the Lifetime Income Date, or
o	the date of the most recent Additional Purchase Payment that increased the Reference Value, or
o	the date of the most recent reduction in the Reference Value.

We increase the Reference Value on each Monthly Anniversary to reflect the current Contract Value if that amount is greater than the most recently determined Reference Value.

We decrease the Reference Value on any Business Day you take an Excess Withdrawal, (which includes any withdrawal prior to the Lifetime Income Date). Excess Withdrawals prior to the Lifetime Income Date reduce the Reference Value in the same proportion as

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the entire amount of the withdrawal divided by the Contract Value prior to the withdrawal. Excess Withdrawals after the Lifetime Income Date reduce the Reference Value in the same proportion that the excess portion of the withdrawal reduces the Contract Value remaining after it is first reduced by any portion of the withdrawal attributable to the Lifetime Income Amount. The Reference Value will not be decreased for withdrawals on and after the Lifetime Income Date that are less than or equal to the Lifetime Income Amount or if your withdrawals are made under our Life Expectancy Distribution Program (see “Withdrawals after the Lifetime Income Date,” below).

The Reference Value has no cash value, and you cannot withdraw it. It is not designed to equal the Benefit Base or the Lifetime Income Amount.

STEP TWO

Comparison of Contract Value to Reference Value; Impact of Transactions. We designed the Portfolio Stabilization Process® to trigger a review of your Contract Value and the possibility of an automatic transfer of Contract Value to and from a Designated Investment Option (currently the Select Bond Trust Subaccount) based on:

●	the ratio (expressed as a percentage) of your Contract Value to the Reference Value (the “Reference Value Ratio” or “RV Ratio”); or
●	the occurrence of certain transactions that we describe below.

We calculate the RV Ratio for your Contract at the end of each Business Day by dividing the current Contract Value by the current Reference Value. NOTE: The RV Ratio may change when you take withdrawals up to the Lifetime Income Amount, and may result in automatic transfers of Contract Value to the Select Bond Trust Subaccount under STEP FOUR A (see Examples 5(a) and 5(d) in Appendix C: “Examples of the Portfolio Stabilization Process®”).

The Portfolio Stabilization Process® reviews the allocation of Contract Value under your Contract (and determines possible transfers to or from the Select Bond Trust Subaccount, as described in STEP THREE) when the RV Ratio first falls below 92.5% and at certain incremental thresholds after that. The Portfolio Stabilization Process® generally does not review the allocation of Contract Value under your Contract if the RV Ratio from one Business Day to the next remains within one of the following bands (“RV Ratio Bands”):

RV Ratio Band	RV Ratio
5	92.5% or more
4	less than 92.5%, but greater than or equal to 90%
3	less than 90%, but greater than or equal to 87.5%
2	less than 87.5%, but greater than or equal to 85%
1	less than 85%, but greater than or equal to 82.5%
0	less than 82.5%

The Portfolio Stabilization Process® will proceed to STEP THREE to determine a possible transfer to or from the Select Bond Trust Subaccount under the following circumstances:

●	on any Business Day when the RV Ratio Band decreases from the RV Ratio Band in effect on the date of a previous transfer under the Portfolio Stabilization Process®, or
●	in cases where the RV Ratio previously increased from an RV Ratio Band to a higher RV Ratio Band and remained at least at a higher RV Ratio Band for five consecutive Business Days, or
●	if the RV Ratio is less than 82.5% on any Monthly Anniversary, or
●	upon the occurrence of a transaction described below.

Increases in RV Ratio. The Portfolio Stabilization Process® will not proceed to STEP THREE, unless:

●	the RV Ratio increases and remains within the same RV Ratio Band for 5 consecutive Business Days (or moves to a higher RV Ratio Band during that 5 Business Day period), or
●	upon the occurrence of a transaction described below.

At the end of the 5th consecutive Business Day or upon the occurrence of a transaction described below, the Portfolio Stabilization Process® uses the minimum RV Ratio Band calculated during the 5 Business Day Period to determine the permitted Contract Value allocation described in STEP THREE, inclusive of amounts held in the Select Bond Trust Subaccount.

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Examples. In the next two examples, we illustrate the impact of the daily RV Ratio Band on transfers from the Select Bond Trust Subaccount. In each example, we assume that:

●	your Contract Value has been allocated to the Lifestyle Portfolio Subaccounts,
●	the Portfolio Stabilization Process® previously resulted in a transfer of Contract Value to the Select Bond Trust Subaccount,
●	there are no transactions, as described in STEP TWO, and
●	there is Contract Value allocated in the Select Bond Trust Subaccount for each Business Day shown that exceeds the amount required.

EXAMPLE 1 (RV Ratio Band Increases Then Falls): Assume the RV Ratio at the end of each Business Day falls within the RV Ratio Band shown:

Business Day:	1	2	3	4	5	6
RV Ratio Band:	2	3	3	3	3	1

Although the RV Ratio Band increased from 2 to 3, it did not remain at 3 for the required five Business Days so no amounts would be transferred under your Contract from the Select Bond Trust Subaccount to any Lifestyle Portfolio Subaccounts. Under this example, the RV Ratio Band on Business Day 6 decreased from RV Ratio Band 3 to RV Ratio Band 1. Since RV Ratio Band is even lower than the RV Ratio Band on Day 1, it is possible that additional Contract Value might even be transferred to the Select Bond Trust Subaccount from your selected Lifestyle Portfolio Subaccounts.

EXAMPLE 2 (RV Ratio Band Increases): Assume the RV Ratio at the end of each Business Day falls within the RV Ratio Band shown:

Business Day:	1	2	3	4	5	6
RV Ratio Band:	2	3	3	3	4	5

In this example, the RV Ratio Band increased from 2 to 3 and remained at an RV Ratio Band of 3 or higher for five consecutive Business Days (i.e., from Business Day 2 through Business Day 6). The Portfolio Stabilization Process® would result in a transfer of Contract Value from the Select Bond Trust Subaccount at the end of Business Day 6 based on the RV Ratio Band 3 (i.e., the lowest RV Ratio Band from Business Day 2 through Business Day 6). Even though the RV Ratio Band increased from 3 to 4 on Business Day 5, and again increased to RV Ratio Band 5, it did not remain at either of the higher RV Ratio Bands at the end of Business Day 6 for the required five consecutive Business Days. The movement to a higher RV Ratio Band on Day 5 could result in an additional transfer if the RV Ratio for the next 4 Business Days (i.e., Business Days 6 to 9) remains at RV Ratio Band 4 or higher.

Once all conditions have been satisfied, the Portfolio Stabilization Process® transfers Contract Value held in the Select Bond Trust Subaccount, up to the total amount permitted, on a pro rata basis to each of the Lifestyle Portfolio Subaccounts in which your Contract currently allocates Contract Value. Transfers from your selected Lifestyle Portfolio Subaccounts to the Select Bond Trust Subaccount may occur more frequently than transfers from the Select Bond Trust Subaccount back to your selected Lifestyle Portfolio Subaccounts.

Transactions. We review the allocation of Contract Value on any Business Day if one or more of the following transactions occur:

●	you make an Additional Purchase Payment, or
●	you transfer Contract Value between your selected Variable Investment Options, or
●	a special transfer service (e.g., Automatic Rebalancing or Dollar Cost Averaging) transfers Contract Value to any of your selected Variable Investment Options.

WE PROCEED TO STEP THREE when:

●	at least one of the transactions described in the section above has occurred,
●	the RV Ratio first declines below 92.5%,
●	the RV Ratio decreases from the last assigned RV Ratio Band to a lower RV Ratio Band,
●	the RV Ratio is less than 82.5% on the Monthly Anniversary, or
●	the RV Ratio increases from an RV Ratio Band to a higher RV Ratio Band and remains at a higher level for five consecutive Business Days (see STEP FOUR B, below).

Otherwise, no further action is taken under the Portfolio Stabilization Process® for that Business Day.

Note on Dollar Cost Averaging and the Portfolio Stabilization Process®. Participation in a Dollar Cost Averaging program may have a range of effects on the operation of the Portfolio Stabilization Process®. As noted in “Step Three” below, the Portfolio Stabilization Process® calculates the amount of Contract Value, if any, required to be invested in the Select Bond Trust Subaccount on any Business

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Day based in part on a dollar-weighted Assumed Equity Allocation Factor (“AEAF”) applicable to the specific Lifestyle Portfolio Subaccounts in which a Contract is invested.

The dollar-weighted AEAF does not apply to Contract Value that has been allocated to the Select Bond Trust Subaccount or the Ultra Short Term Bond Trust Subaccount. Accordingly, the more a Contract is invested in these Investment Options, as compared to Contract Value invested in the Lifestyle Portfolio Subaccounts, the less likely the Portfolio Stabilization Process® will result in an automatic transfer of Contract Value into the Select Bond Trust Subaccount. (The likelihood of a transfer from the Select Bond Trust Subaccount, however, may increase.)

As Contract Value is transferred out of the DCA Source Investment Option through the Dollar Cost Averaging program to specific Lifestyle Portfolio Subaccounts, the Portfolio Stabilization Process® will calculate a dollar-weighted AEAF on an increasing portion of the Contract Value. The impact of these transfers under the Dollar Cost Averaging program may have substantial, insubstantial or no effect on automatic transfers under the Portfolio Stabilization Process®.

STEP THREE

Review Allocation of Contract Value. The Portfolio Stabilization Process® reviews the allocation of your Contract Value and determines how much Contract Value, if any, will be transferred to or from the Select Bond Trust Subaccount. It does this by:

●	assigning an assumed equity allocation factor (“Assumed Equity Allocation Factor” or “AEAF”) to each of the Lifestyle Portfolio Subaccounts that you may select;
●	calculating a dollar-weighted AEAF for your Contract Value based on the Contract Value then allocated to each of your selected Lifestyle Portfolio Subaccounts;
●

determining the amount of Contract Value[1], if any, (a) to be transferred from the Lifestyle Portfolio Subaccounts to the Select Bond Trust Subaccount; or (b) to be transferred to the Lifestyle Portfolio Subaccounts from the Select Bond Trust Subaccount.

Assumed Equity Allocation Factors under the Portfolio Stabilization Process®. The AEAF for each of the Lifestyle Portfolio Subaccounts is a hypothetical value that does not change on a Contract with an IPFL 12.11 Series Rider. The factor is based on the underlying Portfolio’s investment objective. In general, the more an underlying Portfolio seeks to invest in equities (or in funds that invest in equities), the higher the factor. Your selection of other Investment Options, and the amount of Contract Value allocated to each of your selected Investment Options impacts the overall factor.

The AEAF for each of the Lifestyle Portfolio Subaccounts on the date of this Prospectus is:

●	Lifestyle Growth Portfolio Subaccount – 70
●	Lifestyle Balanced Portfolio Subaccount – 50
●	Lifestyle Moderate Portfolio Subaccount – 40
●	Lifestyle Conservative Portfolio Subaccount – 20

If your Contract Value is in more than one Lifestyle Portfolio Subaccount, the dollar-weighted AEAF for your Contract equals the weighted average of the factors for each of your selected Lifestyle Portfolio Subaccounts. The dollar-weighted AEAF does not apply to Contract Value that has been allocated to the Select Bond Trust Subaccount or the Ultra Short Term Bond Trust Subaccount.

EXAMPLE 3: If $4,000 of your Contract Value is allocated to the Lifestyle Growth Portfolio Subaccount, $4,000 of your Contract Value is allocated to the Lifestyle Balanced Portfolio Subaccount, and $2,000 of your Contract Value is allocated to the Ultra Short

1 The Portfolio Stabilization Process® uses the term “Target Select Bond Trust Subaccount Allocation” in connection with the review of Contract Value Allocation to describe the target amount required to be maintained in the Select Bond Trust Subaccount, before adjustment to reflect Contract Value allocated to the Ultra Short Term Bond Trust Subaccount. We define the term as follows:

Target Select Bond Trust Subaccount Allocation – The sum of (a) plus (b) minus (c) minus (d) where:

(a)	Is the minimum of the Contract Value and 80% of the Reference Value
(b)	Is the Reference Value Band multiplied by 2.5% of the Reference Value
(c)	Is 20 divided by the weighted average AEAF (“WAEAF”) multiplied by the minimum of the Contract Value and 80% of the Reference Value
(d)	Is the Reference Value Band multiplied by 2.5% of the Reference Value multiplied by F.

For purposes of the Target Select Bond Trust Subaccount Allocation, “F” is determined as follows:

F =                     32 × WAEAF - 540 + RV Ratio Band × (WAEAF - 20)

5 × WAEAF

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Term Bond Trust Subaccount, only the amounts in the two Lifestyle Portfolio Subaccounts are considered for application of the AEAFs. Accordingly, since half of the relevant Contract Value is in each Lifestyle Subaccount, the dollar-weighted AEAF is calculated as ($4,000 × 70) + ($4,000 × 50) ÷ ($4,000 + $4,000) = 60 (i.e., (50% × 70) + (50% × 50), or 60).

We may assign an AEAF to any additional Subaccounts that we may make available.

The Portfolio Stabilization Process® calculates the amount of your Contract Value required to be invested in the Select Bond Trust Subaccount, if any, on any Business Day based on:

●	the dollar-weighted AEAF applicable to your Contract (based on the specific Lifestyle Portfolio Subaccounts in which your Contract is invested);
●	the RV Ratio; and
●	your entire Contract Value on the date of the calculation.

The amount of your Contract Value required to be invested in the Select Bond Trust Subaccount (if any):

●	can differ depending on the Lifestyle Portfolio Subaccounts you select;
●	can differ depending on the Contract Value allocated to each of your Investment Options; and
●

can differ from the amounts determined on a previous Business Day based on changes in the Contract Value allocated to each Investment Option, changes in the value of the Select Bond Trust Subaccount, and changes in the RV Ratio.

The Portfolio Stabilization Process® does not limit the amount of Contract Value that you may allocate to:

●	the Ultra Short Term Bond Trust Subaccount, or
●	the Lifestyle Conservative Portfolio Subaccount if that is the only one of the Lifestyle Portfolio Subaccounts that you select.

Contract Value in the Ultra Short Term Bond Trust Subaccount lowers any amounts required to be allocated under the Portfolio Stabilization Process® to the Select Bond Trust Subaccount.

In general, a higher dollar-weighted AEAF for your Contract, and/or a lower RV Ratio Band, results in a lower percentage of Contract Value that may be maintained in the Lifestyle Portfolio Subaccounts. We provide additional information on calculations under the Portfolio Stabilization Process® in the SAI, which is available at no cost.

Examples of Permitted Allocations in Lifestyle Portfolio Subaccounts. The examples illustrate how current allocations of Contract Value, your selection of Investment Options, and RV Ratio Bands affect the amounts permitted to be invested in Lifestyle Portfolio Subaccounts under the Portfolio Stabilization Process®.

EXAMPLE 4 (100% Lifestyle Portfolio Subaccount): In the following table, we illustrate four different hypothetical Contracts where 100% of your Contract Value is allocated to one of the Lifestyle Portfolio Subaccounts. These examples show how the Portfolio Stabilization Process® limits the percentage of Contract Value that could remain allocated to that Subaccount under different RV Ratio Bands and different Assumed Equity Allocation Factors (“AEAF”) for each of the Lifestyle Portfolio Subaccounts.

	CURRENT CONTRACT VALUE ALLOCATION:
	Contract A		Contract B		Contract C		Contract D
	100% Lifestyle Growth Portfolio Subaccount		100% Lifestyle Balanced Portfolio Subaccount		100% Lifestyle Moderate Portfolio Subaccount		100% Lifestyle Conservative Portfolio Subaccount

	CONTRACT VALUE ALLOCATION AFTER THE PORTFOLIO STABILIZATION PROCESS®:
	Contract A		Contract B		Contract C		Contract D
	Lifestyle Growth Portfolio Subaccount		Lifestyle Balanced Portfolio Subaccount		Lifestyle Moderate Portfolio Subaccount		Lifestyle Conservative Portfolio Subaccount
RV Ratio Band	AEAF	Permitted Contract Value Range[1]	AEAF	Permitted Contract Value Range[1]	AEAF	Permitted Contract Value Range[1]	AEAF	Permitted Contract Value Range[1]
5	70	100%	50	100%	40	100%	20	100%
4	70	85.7 - 86.1%	50	88.0 - 88.3%	40	90.0 - 90.3%	20	100%
3	70	71.4 - 72.2%	50	76.0 - 76.7%	40	80.0 - 80.6%	20	100%
2	70	57.1 - 58.4%	50	64.0 - 65.0%	40	70.0 - 70.9%	20	100%
1	70	42.9 - 44.5%	50	52.0 - 53.4%	40	60.0 - 61.2%	20	100%
0	70	28.6 - 30.7%	50	40.0 - 41.8%	40	50.0 - 51.5%	20	100%

[1]

The permitted Contract Value refers to the percentage of Contract Value that may be allocated to the Investment Option. The permitted Contract Value percentage will range within the values shown for each RV Ratio Band. The exact percentage depends on the specific RV Ratio.

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EXAMPLE 5 (Multiple Investment Options): In the following table, we illustrate two other hypothetical Contracts where your Contract Value is allocated to more than one Investment Option. These examples show how your selection of more than one Investment Option impacts the limits of the percentage of Contract Value that could remain allocated to a Lifestyle Portfolio Subaccount under the Portfolio Stabilization Process®.

	CURRENT CONTRACT VALUE ALLOCATION:
	Contract E				Contract F
	50% Lifestyle Growth Portfolio Subaccount		50% Lifestyle Conservative Portfolio Subaccount		80% Lifestyle Growth Portfolio Subaccount		20% Ultra Short Term Bond Trust Subaccount

	CONTRACT VALUE ALLOCATION AFTER THE PORTFOLIO STABILIZATION PROCESS®:
	Contract E				Contract F
	Lifestyle Growth Portfolio Subaccount		Lifestyle Conservative Portfolio Subaccount		Lifestyle Growth Portfolio Subaccount		Ultra Short Term Bond Subaccount
RV Ratio Band	AEAF	Permitted Contract Value Range[1]	AEAF	Permitted Contract Value Range[1]	AEAF	Permitted Contract Value Range[1]	AEAF	Permitted Contract Value Range[1]
5	45	50%	45	50%	70	80%	--	--
4	45	44.4 – 44.6%	45	44.4 – 44.6%	70	80%	--	--
3	45	38.9 – 39.2%	45	38.9 – 39.2%	70	72.2 – 73.5%	--	--
2	45	33.3 – 33.8%	45	33.3 – 33.8%	70	61.1 – 62.8%	--	--
1	45	27.8 – 28.4%	45	27.8 – 28.4%	70	50.0 – 52.0%	--	--
0	45	22.2 – 23.1%	45	22.2 – 23.1%	70	38.9 – 41.3%	--	--

[1]

The permitted Contract Value refers to the percentage of Contract Value that may be allocated to the Investment Option. The permitted Contract Value percentage will range within the values shown for each RV Ratio Band. The exact percentage depends on the specific RV Ratio. We do not transfer Contract Value to or from the Ultra Short Term Bond Trust Subaccount, but the allocation of Contract Value to that Subaccount reduces the amount that would otherwise be transferred to the Select Bond Trust Subaccount.

WE PROCEED TO STEP FOUR:

●	when your current Contract Value allocation in the Lifestyle Portfolio Subaccounts exceeds the amount permitted under the Portfolio Stabilization Process® (STEP FOUR A); or
●	when your current Contract Value allocation in the Select Bond Trust Subaccount exceeds the amount required under the Portfolio Stabilization Process® (STEP FOUR B).

Otherwise, no further action is taken under the Portfolio Stabilization Process® for that Business Day.

Again, the Portfolio Stabilization Process® is a non-discretionary, systematic mathematical process that automatically determines when, and how much, Contract Value is transferred between the Lifestyle Portfolio Subaccounts you select and the Select Bond Trust Subaccount. Transfers can occur under a number of different conditions. For example, transfers to the Select Bond Trust Subaccount could occur as a result of:

●	declines in your Contract Value as a result of poor investment performance of the Subaccounts, or
●

withdrawals of your Contract Value after the Lifetime Income Date that are less than or equal to the Lifetime Income Amount, and which result in a decline of the RV Ratio in effect at the time of the withdrawal.

STEP FOUR

A. Transfers from the Lifestyle Portfolio Subaccounts to the Select Bond Trust Subaccount. We are authorized to transfer Contract Value to the Select Bond Trust Subaccount from all Lifestyle Portfolio Subaccounts in your Contract on a pro rata basis based on the current ratio of Contract Value in each of your selected Lifestyle Portfolio Subaccounts. The Portfolio Stabilization Process® determines whether, and how much, Contract Value must be transferred to the Select Bond Trust Subaccount as described in STEP THREE.

Examples of pro rata transfers from Lifestyle Portfolio Subaccounts: In the next two examples, we illustrate the impact of the current Contract Value allocation in the Lifestyle Portfolio Subaccounts on possible transfers under your Contract to the Select Bond Trust Subaccount. In both examples, we assume:

●	you purchased a Contract with an IPFL 12.11 Series Rider for a one-time Purchase Payment of $100,000;
●	the Reference Value of your Contract is $100,000; and
●	your Contract Value decreases from $93,000 to $91,000 at the end of a Business Day.

EXAMPLE 6 (Contract Value Allocated to Lifestyle Growth Portfolio Subaccount Only): If your entire Contract Value is allocated to the Lifestyle Growth Portfolio Subaccount, the Portfolio Stabilization Process® would result in a transfer to the Select Bond Trust Subaccount of $12,857 (14.1%) of your Contract Value.

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EXAMPLE 7 (Contract Value Allocated to Lifestyle Growth Portfolio Subaccount and Ultra Short Term Bond Trust Subaccount): Assume that 50% of your Contract Value is in the Lifestyle Growth Portfolio Subaccount and 50% of your Contract Value is in the Ultra Short Term Bond Trust Subaccount. The Portfolio Stabilization Process® would calculate a reallocation to the Select Bond Trust Subaccount of $12,857. However, since the amount invested in the Ultra Short Term Bond Trust Subaccount (50% × $91,000, or $45,500) exceeds the target reallocation to the Select Bond Trust Subaccount, no transfer occurs.

The percentages shown in the above Examples are illustrative only and do not reflect the impact of daily fluctuations in the values of the Lifestyle Growth Portfolio, the Ultra Short Term Bond Trust and the Select Bond Trust, nor does this example show the impact of daily transfers that may arise under the Portfolio Stabilization Process®. Actual results will differ.

B. Transfers from the Select Bond Trust Subaccount to the Lifestyle Portfolio Subaccounts. The Portfolio Stabilization Process® determines whether, and how much, Contract Value must be transferred to the Select Bond Trust Subaccount as described in STEP THREE. From time to time, the amount of your Contract Value actually allocated to the Select Bond Trust Subaccount could be in excess of the amount required under the Portfolio Stabilization Process®. In that case, we may transfer Contract Value from the Select Bond Trust Subaccount to all of the Lifestyle Portfolio Subaccounts selected in your Contract on a pro rata basis based on the current ratio of Contract Value in each Lifestyle Portfolio Subaccount. This could happen in instances involving:

●	favorable investment performance in the Ultra Short Term Bond Trust Subaccount or Select Bond Trust Subaccount relative to your other selected Investment Options;
●	an overall increase in Contract Value that results in a higher RV Ratio Band for a period of 5 consecutive Business Days; or
●	your transfer of Contract Value from a Lifestyle Portfolio Subaccount to the Ultra Short Term Bond Trust Subaccount or to a different Lifestyle Portfolio Subaccount with a lower AEAF.

In STEP THREE, the Portfolio Stabilization Process® calculates the total limit on amounts that may be invested in the Lifestyle Portfolio Subaccounts. In most cases, the calculation uses the RV Ratio Band in effect for that Business Day. However, where STEP THREE results from an increase in the RV Ratio Band, the Portfolio Stabilization Process® uses the lowest RV Ratio Band during the 5 consecutive Business Days.

C. Transfers from the Select Bond Trust Subaccount to the Ultra Short Term Bond Trust Subaccount or the Lifestyle Conservative Portfolio Subaccount. The Portfolio Stabilization Process® will result in a transfer to the Ultra Short Term Bond Trust Subaccount or the Lifestyle Conservative Portfolio Subaccount if:

●	you have instructed us to allocate 100% of your available Contract Value to one of the Ultra Short Term Bond Trust Subaccount or the Lifestyle Conservative Portfolio Subaccount, and
●	some of your Contract Value is currently allocated to the Select Bond Trust Subaccount.

In such an event, your Contract Value allocated to the Select Bond Trust Subaccount will be transferred automatically to the Subaccount you have instructed.

The Portfolio Stabilization Process® will result in a transfer to the Lifestyle Conservative Portfolio Subaccount if:

●	you have instructed us to allocate 100% of your available Contract Value to a combination of the Ultra Short Term Bond Trust Subaccount or the Lifestyle Conservative Portfolio Subaccount, and
●	some of your Contract Value is currently allocated to the Select Bond Trust Subaccount.

In such an event, your Contract Value allocated to the Select Bond Trust Subaccount will be transferred automatically to the Lifestyle Conservative Portfolio Subaccount.

Additional Information on the Portfolio Stabilization Process®. We provide additional information on the Portfolio Stabilization Process® in the SAI, which is available to you at no charge.

Other Investment Limitations Under an IPFL 12.11 Series Rider

We reserve the right to restrict investments in any Variable Investment Option at any time. If we restrict a Variable Investment Option, you may not be able to transfer or allocate Additional Purchase Payments (even if the Additional Purchase Payments are not otherwise restricted) to the restricted Variable Investment Option after the date of the restriction. Any amounts you allocated to a Variable Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.

Limitations on Allocations of Additional Purchase Payments. We allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein.

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Increases in Guaranteed Amounts

Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under an IPFL 12.11 Series Rider.

Prior to the Lifetime Income Date, we increase the Benefit Base each time you make an Additional Purchase Payment that we accept (see “V. Description of the Contract – Accumulation Period Provisions – Limitations on Additional Purchase Payments”), up to a maximum Benefit Base of $3 million.

On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $3 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

●	the Lifetime Income Date or
●	the latest of:
o	the date of a Purchase Payment that we applied to the Benefit Base,
o	the date of a reduction in the Benefit Base, or
o	the effective date of a Step-Up.

EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an Excess Withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).

Credits. We offer the IPFL 12.11 Series Riders with the following Credit features:

●	Annual Credit Rate:

Age of Youngest Covered Person	Annual Credit Rate
64 and under	5%
65 and over	6%

●

Credit Period (for Annual Credits) – The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We extend the Credit Period each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

Annual Credits. We increase the Benefit Base on each Contract Anniversary during the Credit Period if you did not take any withdrawals during the previous Contract Year. The Credit is equal to the applicable Credit Rate multiplied by the total Purchase Payments that have been applied to the Benefit Base. If the Benefit Base has been increased by a Step-Up or decreased as a result of an Excess Withdrawal, the Credit will equal the applicable Credit Rate multiplied by the sum of (a) the Benefit Base immediately following the most recent Step-Up or decrease and (b) the total Additional Purchase Payments applied to the Benefit Base since that Step-Up or decrease.

If you take a withdrawal during a Contract Year, you will not be eligible for a Credit at the end of that Contract Year and Annual Credits for future Contract Years may be reduced if the withdrawal results in a reduction of the Benefit Base.

EXAMPLE (Income Plus For Life® 12.11): Assume that you purchase a Contract with an Income Plus For Life® 12.11 Rider and you, the Covered Person, turn age 63 during the first Contract Year. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years. Based on your age the applicable Annual Credit Rate for those years is 5%. If you take no withdrawals during the first and second Contract Year:

●

At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% × $100,000). The Lifetime Income Amount increases to $5,040 (4.80% × $105,000).

●

At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% × $100,000). The Lifetime Income Amount increases to $5,390 (4.90% × $110,000).

Now assume you take an Excess Withdrawal during the third Contract Year that reduces the Benefit Base to $90,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year:

●	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.

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●

At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on an Annual Credit Rate of 6%, since you turn age 66 during the fourth Contract Year, and the reduced Benefit Base plus the Additional Purchase Payment (6% × ($90,000 + $5,000) = $5,700. The Benefit Base increases to $100,700 ($90,000 + $5,000 + $5,700) and the Lifetime Income Amount increases to $5,035 (5% × $100,700).

EXAMPLE (Income Plus For Life – Joint Life® 12.11): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® 12.11 Rider and the younger Covered Person turn age 63 during the first Contract Year. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years. Based on the youngest Covered Person’s age the applicable Annual Credit Rate is 5%. If you take no withdrawals during the first and second Contract Year:

●

At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% × $100,000). The Lifetime Income Amount increases to $4,777.50(4.55% × $105,000).

●

At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% × $100,000). The Lifetime Income Amount increases to $5,115(4.65% × $110,000).

Now assume you take an Excess Withdrawal during the third Contract Year that reduces the Benefit Base to $90,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year:

●	At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.
●

At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (6% × ($90,000 + $5,000) = $5,700). The Benefit Base increases to $100,700 ($90,000 + $5,000 + $5,700) and the Lifetime Income Amount increases to $4,783.25 (4.75% × $100,700).

Step-Ups. The IPFL 12.11 Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value on a Step-Up Date to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. The Step-Up Dates in effect when we issued the Rider will remain in effect for as long as your Rider remains in effect.

How Step-Ups Work. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $3 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the dollar amount of the Rider fee (see “Rider Fees” earlier in this section). The new Lifetime Income Amount will equal the Benefit Base value after the Step-Up multiplied by the Benefit Rate then in effect for your Rider, and the Rider fee will be based on the increased Benefit Base.

EXAMPLE: Assume that you purchase a Contract with an IPFL 12.11 Series Rider when you, the Covered Person, are 65, you take no withdrawals during the first three Contract Years and the applicable Annual Credit Rate is 6%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $118,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base increases to $125,000 and the Lifetime Income Amount increases to $6,250 (5% × $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary equals $7,500 (6% × $125,000).

Impact of Additional Purchase Payments, Credits and Step-Ups on the Portfolio Stabilization Process®. Please see Appendix B: “Impact of Transactions on Portfolio Stabilization Process®” for additional information on the impact of Additional Purchase Payments, Credits and Step-Ups on the Portfolio Stabilization Process®.

Step-Ups may occur only while an IPFL 12.11 Series Rider is in effect.

Withdrawals, Distributions and Settlements

Overview. The IPFL 12.11 Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, the Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of each Rider. We may have determined the amount of the initial guarantee after we issued your Contract, depending on the age of the Covered Person when we issued the Contract. We may increase the guarantee:

●	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;
●	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or
●	if you make an Additional Purchase Payment (if allowed and up to specified limits).

Although the Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal.

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We will reduce the death benefit on a dollar for dollar basis for any withdrawals you make after the Lifetime Income Date until the total amount of withdrawals during a Contract Year equal the Lifetime Income Amount. Once your withdrawals exceed the Lifetime Income Amount, we will reduce the death benefit on a pro rata basis.

EXAMPLE: If you take a withdrawal of $8,000 when your Contract Value is $80,000 and your Guaranteed Minimum Death Benefit is $100,000 and your Lifetime Income Amount is $5,000, we will reduce your Guaranteed Minimum Death Benefit dollar for dollar up to the Lifetime Income Amount and on a pro rata basis for the amount of the Excess Withdrawal. That means we will first reduce the Account Value to $75,000 and the Guaranteed Minimum Death Benefit to $95,000. We next reduce the Guaranteed Minimum Death Benefit by 4% ($3,000/$75,000) to $91,200 ($95,000 - 4% × $95,000).

Pro Rata Withdrawals Only. Through your purchase of an IPFL 12.11 Series Rider with the Portfolio Stabilization Process®, you authorized us to deem any request to take a withdrawal of Contract Value as a request to withdraw your requested Contract Value on a pro rata basis from each Investment Option (including the Select Bond Trust Subaccount). Please read Appendix B: “Impact of Transactions on Portfolio Stabilization Process®” for a description of the impact of pro rata withdrawals on the Portfolio Stabilization Process®.

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you select. Your future Lifetime Income Amount could be significantly reduced if:

●	you take withdrawals prior to the Lifetime Income Date, or
●	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

An Excess Withdrawal is:

●	a withdrawal you take before the Lifetime Income Date; or
●	a withdrawal you take on or after the Lifetime Income Date that, together with all other withdrawals taken during a Contract Year exceeds the Lifetime Income Amount for that Contract Year.

If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.

After the Lifetime Income Date, we do not consider withdrawals under our Life Expectancy Distribution Program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program. Please read Appendix B: “Impact of Transactions on Portfolio Stabilization Process®” for a description of the impact of Excess Withdrawals on the Portfolio Stabilization Process®.

Withdrawals before the Lifetime Income Date. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount.

EXAMPLE: Assume that you purchase a Contract with an IPFL 12.11 Series Rider that names you as the Covered Person when you are 45. Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $80,000, the Benefit Base is $90,000, and you withdraw $5,000 of Contract Value.

In this case, you reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we reduce your Benefit Base by the same percentage ($90,000 × 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal is $90,000 - $5,625, or $84,375. Please read Appendix B: “Impact of Transactions on Portfolio Stabilization Process®” for a description of the impact of withdrawals before the Lifetime Income Date on the Portfolio Stabilization Process®.

Note: Withdrawals may be taxable and if made prior to age 59 1⁄2 may be subject to a 10% penalty tax (see “VIII. Federal Tax Matters”).

Withdrawals after the Lifetime Income Date. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is entirely or partially an Excess Withdrawal (i.e., a withdrawal that exceeds the Lifetime Income Amount when combined with any other withdrawal(s) for that Contract Year). If so, we reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the portion of the withdrawal that is an Excess Withdrawal.

Each time we reduce the Benefit Base, we also reduce the Lifetime Income Amount. We do this by multiplying the reduced Benefit Base by the Benefit Rate in effect for your Rider. We also reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE: Assume that you purchase a Contract with an IPFL 12.11 Series Rider. Also assume that when you are age 67, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, we

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first reduce your Contract Value by the Lifetime Income Amount of $5,500 to $94,500. Next, since $4,500 of this withdrawal is an Excess Withdrawal, we reduce your Benefit Base by 4.76% ($4,500/$94,500). The Benefit Base after the Excess Withdrawal is $104,764 ($110,000 - .0476 × $110,000) and the Lifetime Income Amount is $5,238 (.05 × $104,764).

We do not reduce the Benefit Base and/or the Lifetime Income Amount:

●	if the withdrawals are taken under our Life Expectancy Distribution Program (as opposed to those withdrawals taken prior to the Lifetime Income Date, which do reduce the Benefit Base); or
●	if your total Withdrawal Amounts during a Contract Year are less than or equal to the Lifetime Income Amount.

The IPFL 12.11 Series Rider enters the Settlement Phase in any Contract Year that your Contract Value declines below the greater of $1,000 or the Lifetime Income Amount. See “Settlement Phase” below. The guaranteed minimum withdrawal benefit terminates if both the Contract Value and Benefit Base immediately after a withdrawal are equal to zero. Please read Appendix B: “Impact of Transactions on Portfolio Stabilization Process®” for a description of the impact of withdrawals after the Lifetime Income Date on the Portfolio Stabilization Process®.

If you take Excess Withdrawals from your Contract, you risk lowering the Lifetime Income Amount guaranteed for future withdrawals, or reducing the availability or amount of future Step-Ups.

Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with an IPFL 12.11 Series Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We currently offer our Income Made Easy Program for Contracts with the Rider to provide income payments for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the Lifetime Income Date for your Rider.

The Income Made Easy Program allows you to select: (A) the annual guaranteed amount (“full allowable amount”) under your Rider, which automatically increases to reflect an increase in the annual guaranteed amount under the Rider resulting from a Step-Up or an Additional Purchase Payment (where permitted – see “V. Description of the Contract – Accumulation Period Provisions – Limitations on Additional Purchase Payments”); (B) the full allowable amount and any increases in Contract Value above that amount at the end of a Contract Year resulting from investment gains in your Contract at the end of that Contract Year (this option reduces your ability to obtain Step-Ups after you enroll in the program); (C) the full allowable amount plus any amount under our Life Expectancy Distribution Program that exceeds the full allowable amount; (D) the annual amount under our Life Expectancy Distribution Program (in lieu of the full allowable amount); or (E) a specified dollar amount that is less than the full allowable amount. We may make additional options available in the future or upon request.

Your participation in the Income Made Easy Program will be suspended (i.e., we will not process any further withdrawals under the Program until you re-enroll) if:

●	you select option A, B or C above; and
●	you take an additional withdrawal outside the Income Made Easy Program in any Contract Year in which the program is in effect.

Income Made Easy withdrawals, like other withdrawals:

●	may be subject to income tax (including withholding for taxes) and, if your Rider calculates an annual guaranteed amount before you turn age 59 1⁄2, a 10% penalty tax under the Code;
●	reduce the death benefit and other optional benefits;
●	cancel your eligibility to earn a Credit under the provisions of your Income Plus For Life® 12.11 Series Rider during any Contract Year in which you receive a payment under the program; and
●	may reduce your ability to obtain Step-Ups.

If you are interested in the Income Made Easy Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in this program. We will, however, suspend your participation in the Systematic Withdrawal Program (see “Special Withdrawal Services – The Systematic Withdrawal Program” in “V. Description of the Contract”) if you enroll in the Income Made Easy Program. Please read Appendix B: “Impact of Transactions on Portfolio Stabilization Process®” for a description of the impact of withdrawals under the Income Made Easy Program on the Portfolio Stabilization Process®.

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. If you purchased a Contract with an IPFL 12.11 Series Rider, you may request of us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your “life expectancy” (or, if applicable, the joint life expectancies of you and your Spouse). The Life Expectancy Distribution Program may provide one or more of the following:

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●	Pre-59 1⁄2 Distributions – these are payments made at the request of the Owner that are intended to comply with Code section 72(q)(2)(D) or section 72(t)(2)(A)(iv); or
●	Nonqualified Death Benefit Stretch Distributions – these are payments made to the Beneficiary that are intended to comply with and may not deviate from Code section 72(s)(2); or
●

Required Minimum Distributions and Qualified Death Benefit Stretch Distributions – these are payments we calculate to comply with Code section 401(a)(9), section 403(b)(10), section 408(a)(6), section 408(b)(3), or section 408A(c)(5). For further information on such distributions, please see “VIII. Federal Tax Matters – Required Minimum Distributions.”

Each withdrawal under our Life Expectancy Distribution Program reduces your Contract Value. We reduce your Benefit Base proportionally by the amount of the withdrawal if you take a withdrawal under the Life Expectancy Distribution Program prior to the Lifetime Income Date. We do not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution Program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution Program. The Life Expectancy Distribution Program ends when certain amounts described in the Rider are depleted to zero, or when the Contract Value is reduced to zero. We may make further distributions as part of the Settlement Phase for the Rider you purchased.

If you are interested in the Life Expectancy Distribution Program, you may obtain further information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in this program. To take withdrawals under the Life Expectancy Distribution Program, you must participate in either the Income Plan (see “V. Description of the Contract – Special Withdrawal Services – The Systematic Withdrawal Program”) or the Income Made Easy Program (see “Pre-Authorized Withdrawals – The Income Made Easy Program” above).

Under our Life Expectancy Distribution Program, each withdrawal will be in an amount that we determine to be your Contract’s share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Department regulations. Please read Appendix B: “Impact of Transactions on Portfolio Stabilization Process®” for a description of the impact of withdrawals under the Life Expectancy Distribution Program on the Portfolio Stabilization Process®.

We base our Life Expectancy Distribution calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1⁄2 Distributions, Required Minimum Distributions, Nonqualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. Please discuss these matters with your own qualified tax professional.

Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of an IPFL 12.11 Series Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. During the Settlement Phase, the Contract continues but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We do not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from an IPFL 12.11 Series Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

The minimum required amount to trigger the Settlement Phase under an IPFL 12.11 Series Rider is a Contract Value that is less than or equal to the greater of:

●	the Lifetime Income Amount (or, if less, any remaining Lifetime Income Amount), or
●	$1,000.

EXAMPLE: Assume that you purchase a Contract with an IPFL 12.11 Series Rider and the Lifetime Income Amount is equal to $5,000. Also assume that the Contract Value declines to $4,950. Since the Contract Value is less than the Lifetime Income Amount, the Rider enters its Settlement Phase and we begin automatically making payments that total $5,000 per year as long as the Covered Person (either Covered Person for IPFL – Joint Life 12.11) remains alive.

There is no Settlement Phase under an IPFL 12.11 Series Rider if you take any withdrawal before the Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal.

The settlement amount we pay to you under the Rider varies:

●

At the start of the Settlement Phase, we pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as a Covered Person is living.

●

If the Settlement Phase begins before the Lifetime Income Date, we begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount equals the Lifetime Income Amount (i.e., the Benefit Base at the Lifetime Income Date multiplied by the Benefit Rate then in effect).

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●	In lieu of annual payments of the settlement amount, we permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Additional Annuity Options

In addition to the traditional Annuity Options we provide under the Contract, we provide additional Annuity Options for Contracts issued with an IPFL 12.11 Series Rider (“IPFL Alternate Annuity Options”). These IPFL Alternate Annuity Options are only available for Annuity Commencement Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. The IPFL Alternate Annuity Options are designed so that you will receive annuity payments that are no less than the Lifetime Income Amount at the time of annuitization, but you could receive larger payments, depending on your investment experience prior to annuitization. The Annuity Options available to you are described in detail in “V. Description of the Contract – Pay-out Period Provisions.”

Comparison between Guaranteed Minimum Withdrawal Benefits and Annuity Payments

If you choose to take withdrawals under one of our IPFL 12.11 Series Riders, it is not the same as receiving annuity payments upon annuitization (as described in “Pay-out Period Provisions” in “V. Description of the Contract”).

When you take withdrawals:

●	you have the flexibility to start and stop withdrawals;
●	you have the flexibility to choose an amount of your withdrawal that is less than or equal to your Lifetime Income Amount (without reducing your future available Lifetime Income Amount);
●	you have the ability to surrender your Contract for the cash surrender value (Contract Value minus any applicable charges and premium taxes), if any;
●	you reduce the Contract Value available for annuitization; and
●

you may receive less favorable tax treatment of your withdrawals than annuity payments would provide. See “VIII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders.

When you annuitize:

●	you receive annuity payments that are fixed in amount (or in the number of units paid for Variable Annuity payments);
●	your annuity payments do not vary in timing once they commence (for as long as we are due to pay them to you);
●	you no longer have access to the Contract Value; and
●

your Annuity Payments may receive more favorable tax treatment than guaranteed minimum withdrawal benefits. See “VIII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders.

Special Consideration on Annuitization. The Contract does not permit you to make a partial annuitization. You must apply your entire Contract Value to an Annuity Payment Option.

Impact of Death Benefits

The IPFL 12.11 Series Rider ends if (a) a death benefit becomes payable during the Accumulation Period (but before the Settlement Phase under the Rider), and (b) the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum. In cases where the Rider continues, we determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

If the Beneficiary does not take the death benefit as a lump sum, the following applies:

If the Deceased Owner is:		Then the IPFL 12.11 Series Rider:
1.	Not the Covered Person	-	may continue if the Beneficiary elects to continue the Contract. We automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We also recalculate the Lifetime Income Amount to equal the Benefit Rate then in effect multiplied by the recalculated Benefit Base and assess the Rider Fee based on the recalculated Benefit Base.
		-	enters its Settlement Phase if a subsequent withdrawal causes the Contract Value to fall below a minimum required amount.
-

continues to be eligible for any remaining Credits and Step-Ups, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit.

2.	The Covered Person	-	ends without any further benefit.

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If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under an IPFL 12.11 Series Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments.

The entire interest must be distributed within five years of the Owner’s death, except in the case where the Beneficiary is an individual. In that case, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. We continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see “VII. Charges and Deductions – Mortality and Expense Risks Fee”).

Income Plus For Life – Joint Life® 12.11. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life – Joint Life® 12.11 Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a Spousal Beneficiary or (c) a Qualified Plan is the non-Spousal Beneficiary and the surviving Covered Person is a Spouse of the deceased Owner. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue periodic distributions under the Contract in lieu of receiving the Contract’s death benefit as a lump sum. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the IPFL – Joint Life 12.11 Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the IPFL – Joint Life 12.11 Rider fee (see “Rider Fees – Fee for Income Plus For Life® 12.11 Series Riders” earlier in this section). If the death benefit is greater than the Contract Value, we will increase the Contract Value only to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We treat any distribution of death benefits under a Contract as a “withdrawal” for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the IPFL – Joint Life 12.11 Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

Death of Last Covered Person. If the surviving Covered Person dies while the IPFL – Joint Life 12.11 Rider is in effect, we will reduce the Lifetime Income Amount to zero and we make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:

●	if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
●	if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the “last” Covered Person and the Rider will terminate.

Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life – Joint Life® 12.11 Rider’s Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we compute a Lifetime Income Amount during the Settlement Phase on the later of the Lifetime Income Date or the date we receive notice of the death of the first Covered Person. Settlement payments will equal the Lifetime Income Amount. We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Termination of Rider

These Riders terminate upon a change in ownership (or assignment) of the Contract unless the new Owner or assignee meets the qualifications specified in the Termination provision of the respective Rider. A change of the Annuitant also could result in termination of these Riders. We permit you to change ownership (or make an assignment) of the Contract without terminating the respective Rider when the existing Owner is a legal entity and the new Owner is another legal entity if (a) the new Owner has the

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same taxpayer identification number as the previous Owner, (b) you transfer ownership from a custodian to the Annuitant, or vice versa, or (c) you transfer ownership from a legal entity to another entity that is satisfactory to us.

You may not terminate an IPFL 12.11 Series Rider once it is in effect (unless we increase the Rider fee – see “Rider Fee” above). However, an IPFL 12.11 Series Rider terminates automatically upon the earliest of:

●	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;
●	the date an Annuity Option begins;
●	the date the Contract Value and the Benefit Base both equal zero;
●	(for IPFL 12.11) the death of the Covered Person;
●	(for IPFL – Joint Life 12.11) the death of the last Covered Person remaining under the Rider;
●	the date a new Rider becomes effective under any exchange program that we may make available;
●	the date the Owner is changed or the Contract is assigned, unless
o	the new Owner is a guardian, a custodian or a trust established for the sole benefit of the previous Owner; or
o	the new Owner is an individual and the previous Owner was a guardian, a custodian or a trust established for the sole benefit of that individual; or
o	the change is from one guardian, custodian or trust established for the sole benefit of an individual to another guardian, custodian or trust established for the sole benefit of that individual; or
o	the Ownership is transferred to the Owner’s Spouse following the death of the Owner; or
o	the Contract is assigned to a guardian, a custodian or a trust established for the sole benefit of the previous Owner; or
o	the assignment is for purposes of a tax qualified exchange; or
●	termination of the Contract.

Note that if you terminate the Rider, you must transfer any Contract Value in the Select Bond Trust Subaccount into the Subaccounts available to Contracts without an IPFL 12.11 Series Rider.

Tax Considerations

Withdrawals may be taxable and may be subject to a 10% penalty tax if made prior to age 59 1⁄2. See “VIII. Federal Tax Matters” for additional information on tax considerations related to optional benefit Riders.

Annual Step-Up Death Benefit

If it was available in your state, you may have elected the optional Annual Step-Up Death Benefit. Election of this optional benefit could only be made at the time the Contract was issued and, once made, is irrevocable. If you purchased this Rider and an IPFL 12.11 Series Rider, you must limit your investment allocations of Net Purchase Payments and Contract Value to the Investment Options we make available with the IPFL 12.11 Series Rider.

Rider Benefit

The amount of the death benefit for the Annual Step-Up Death Benefit is the greater of:

●	the death benefit described under “Death Benefit During Accumulation Period”; or
●	the Annual Step-Up Death Benefit.

The Annual Step-Up Death Benefit is the greatest Anniversary Value after the effective date of the Annual Step-Up Death Benefit up to and including the Contract Anniversary after the 75th birthday of the oldest Owner at issue of the Contract, or the date of death of any Owner, whichever is earliest.

Anniversary Value. For purposes of the Rider, the Anniversary Value is equal to the Contract Value on each Contract Anniversary, plus any Additional Purchase Payments, less any amounts deducted in connection with withdrawals since the Contract Anniversary. The amount deducted in connection with withdrawals will be on a pro rata basis and will be equal to (a) multiplied by (b) where:

(a)	is equal to the Annual Step-Up Death Benefit prior to the withdrawal; and
(b)	is equal to the Withdrawal Amount divided by the Contract Value prior to the withdrawal.

Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the Contract’s death benefit under your Annual Step-Up Death Benefit Rider.

Continuation of Rider upon Death of Owner. If the Beneficiary under the Contract is the Contract Owner’s surviving Spouse and elects to continue the Contract, the Contract and the Annual Step-Up Death Benefit will continue with the surviving Spouse as the new Contract Owner, subject to our issue age rules. For purposes of calculating the Annual Step-Up Death Benefit payable upon the death of the surviving Spouse, the death benefit paid upon the first Owner’s death will be treated as a payment to the Contract. In addition, all payments made and all amounts deducted in connection with withdrawals prior to the date the first death benefit is paid will be

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excluded from consideration in determining the Annual Step-Up Death Benefit. In determining the Annual Step-Up Death Benefit, the Anniversary Values for all prior Contract Anniversaries are set to zero as of the date the first death benefit is paid.

Termination of the Annual Step-Up Death Benefit

The Annual Step-Up Death Benefit terminates upon the earliest to occur of:

(a)	the date the Contract terminates;
(b)	the Maturity Date;
(c)	the date on which the Annual Step-Up Death Benefit is paid; or
(d)	the date the Owner is changed or the Contract is assigned, unless:
(i)	the new Owner is a guardian, a custodian or a trust established for the sole benefit of the previous Owner; or
(ii)	the new Owner is an individual and the previous Owner was a guardian, a custodian or a trust established for the sole benefit of that individual; or
(iii)	the change is from one guardian, custodian or trust established for the sole benefit of an individual to another guardian, custodian or trust established for the sole benefit of that individual; or
(iv)	the Ownership is transferred to the Owner’s Spouse following the death of the Owner; or.
(v)	the Contract is assigned to a guardian, a custodian or a trust established for the sole benefit of the previous Owner; or
(vi)	the assignment is for purposes of a tax qualified exchange.

Annual Step-Up Death Benefit Fee

A daily charge in an amount equal to 0.30% of the value of each variable Investment Account on an annual basis is deducted from each Subaccount for the Annual Step-Up Death Benefit.

Qualified Plans

If you purchased your Contract in connection with a Qualified Plan, including an IRA, you should consider the tax effects that the death benefit provided under the Contract (with or without Annual Step-Up Death Benefit) may have on your plan. Please consult your own qualified tax professional.

An additional fee is imposed for the Annual Step-Up Death Benefit, and we provide no assurance that investment performance will be sufficient to result in an increased death benefit.

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VII. Charges and Deductions

We assess charges and deductions under the Contracts against Purchase Payments, Contract Values, or withdrawal or annuity payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectus. For information on the optional benefits fees, see “VI. Optional Benefits.”

We may charge a separate fee for certain requested services (e.g., electronic fund transfers, providing replacement contracts, etc.).

Purchase Payment Based Charges

To compensate us for assuming certain distribution expenses, we calculate a “Purchase Payment Based Charge” for each Additional Purchase Payment you make. Each Purchase Payment Based Charge is a percentage of its corresponding Additional Purchase Payment. The Purchase Payment Based Charge applicable to one Additional Purchase Payment may differ from the Purchase Payment Based Charge applicable to another Additional Purchase Payment. That is because we base the Purchase Payment Based Charge on tiered breakpoints comprised of the total amount of Additional Purchase Payments you make to your Contract (a “Tier”).

To determine the Tier applicable to your initial Purchase Payment Based Charge, we treat all Additional Purchase Payments received in the first 90 days from your Contract Date as a single Additional Purchase Payment. To determine the Tier applicable to any subsequent Purchase Payment Based Charge your Tier is based on the total Additional Purchase Payments made to date into your Contract. Except for aggregating your Additional Purchase Payments during the first 90 days from Contract issue, we otherwise determine your breakpoint Tier as of the date we receive the Additional Purchase Payment. However, we calculate and deduct the corresponding Purchase Payment Based Charge on the next Contract Anniversary following the date we receive the Additional Purchase Payment. If we receive an Additional Purchase Payment on a Contract Anniversary, we will deduct the Purchase Payment Based Charge corresponding to that Additional Purchase Payment on the next Contract Anniversary.

If a portion of any Additional Purchase Payment increases your Tier to the next higher Tier, then the entire Additional Purchase Payment will be subject to the Purchase Payment Based Charge applicable to that Tier. Your Tier determines which Purchase Payment Based Charge percentage we will apply every Contract Anniversary for a period of seven years, as shown below.

Purchase Payment Based Charges
Maximum Purchase Payment Based Charge[1]	Annual	0.714%
	Cumulative 7-year	5.00%

Total Additional Purchase Payment Amount (including current Purchase Payment) [2]	Purchase Payment Based Charge as a Percentage of current Purchase Payment[3]
	Deducted annually on each Contract Anniversary	Cumulative charge after seven Contract Anniversaries[4]
Up to $49,999.99	0.714%	5.00%
$50,000 to $99,999.99	0.643%	4.50%
$100,000 to $249,999.99	0.500%	3.50%
$250,000 to $499,999.99	0.357%	2.50%
$500,000 to $999,999.99	0.286%	2.00%
$1,000,000 and over	0.179%	1.25%

[1]

The Purchase Payment Based Charge is an annual charge payable each year for seven years (5.00% maximum) and deducted annually (0.714% maximum). The charges reflected are the maximum charge percentages, as a percentage of a Purchase Payment (see “VII. Charges and Deductions – Purchase Payment Based Charges”).

[2]

All Purchase Payments received within the first 90 days from your Contract Date are treated as one Purchase Payment for purposes of determining your initial Purchase Payment Based Charge. For Additional Purchase Payments made on the 91st day after Contract issue and any subsequent day, your Purchase Payment Based Charge is determined by the total Purchase Payments made to your Contract as of the date we receive the “new” Additional Purchase Payment (see “VII. Charges and Deductions – Purchase Payment Based Charges”).

[3]

We calculate the Purchase Payment Based Charge applicable to any current Purchase Payment on the Contract Anniversary following the date we receive that Purchase Payment. We deduct the Purchase Payment Based Charge annually on each Contract Anniversary for seven consecutive Contract Years. Once the Purchase Payment Charge has been established, the percentage is fixed and will not change for the seven years applicable to that particular Purchase Payment, even if you make Additional Purchase Payments or take withdrawals (see “VII. Charges and Deductions – Purchase Payment Based Charges”).

[4]	The cumulative deductions shown in the table are rounded to the nearest 1/100th percent.

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EXAMPLE (Aggregated Initial Purchase Payment Based Charge): Assume you make an initial Purchase Payment of $45,000 on December 15, 2011 and then make an Additional Purchase Payment of $10,000 on March 10, 2012. Because your Additional Purchase Payment was made within 90 days of the date of your initial Purchase Payment, your total Purchase Payment amount equals $55,000 ($45,000+$10,000). On December 15, 2012, based on the Tier applicable to $55,000, we would calculate your initial Purchase Payment Based Charge percentage to be 0.643% (1/7th of 4.50%), and deduct a Purchase Payment Based Charge of $353.65 (0.00643 × $55,000). Assuming you make no other Additional Purchase Payments, we would deduct a Purchase Payment Based Charge of $353.65 on each Contract Anniversary for seven years, with the last deduction occurring on December 15, 2018, for a total of $2,475 (0.045 × $55,000) over seven years.

EXAMPLE (Single Initial and Subsequent Purchase Payment Based Charge within the same seven year period): Assume you make an initial Purchase Payment of $45,000 on December 15, 2011 and then make an Additional Purchase Payment of $10,000 on April 10, 2012. Because you made your Additional Purchase Payment more than 90 days after your initial Purchase Payment, each Purchase Payment is assigned a different breakpoint Tier. On December 15, 2012, based on the Tier applicable to $45,000 (the amount of your single, initial Purchase Payment), we would calculate your initial Purchase Payment Based Charge percentage to be 0.714% (1/7th of 5.00%). Also on December 15, 2012, based on the Tier applicable to $55,000 (the total of all Purchase Payments made as of April 10, 2012 ($45,000 + $10,000)), we would calculate the Purchase Payment Based Charge percentage corresponding to your Additional Purchase Payment to be 0.643% (1/7th of 4.50%). We would then deduct a Purchase Payment Based Charge of $385.60 ((0.00714 × $45,000) + (0.00643 × $10,000)). Assuming you make no other Additional Purchase Payments, we would deduct a Purchase Payment Based Charge of $385.60 on each Contract Anniversary for seven years, with the last deduction occurring on December 15, 2018, for a total of $2,700 ((0.05 × $45,000)+(0.045 × $10,000)) over seven years.

EXAMPLE (Aggregated Initial and Subsequent Purchase Payment Based Charge): Assume you make an initial Purchase Payment of $50,000 on December 15, 2011 and then make an Additional Purchase Payment of $25,000 on March 10, 2011. Because your Additional Purchase Payment was made within 90 days of the date of your initial Purchase Payment, your total initial Purchase Payment amount equals $75,000 ($50,000 + $25,000). Now assume that you make another Additional Purchase Payment of $25,000 on December 10, 2012. Because you made your second Additional Purchase Payment more than 90 days after your initial Purchase Payment, this Purchase Payment is assigned a different breakpoint Tier.

●	On December 15, 2012:
o	we would calculate your initial Purchase Payment Based Charge percentage to be 0.643% (1/7th of 4.50%) based on the Tier applicable to $75,000;
o

we would calculate the Purchase Payment Based Charge percentage corresponding to your second Additional Purchase Payment to be 0.500% (1/7th of 3.50%) based on the Tier applicable to $100,000, or the total of all Purchase Payments made as of December 10, 2012 ($75,000 + $25,000); and

o	we would deduct a Purchase Payment Based Charge of $607.25 ((0.00643 × $75,000) + (0.005 × $25,000)).
●

Assuming you make no other Additional Purchase Payments, we would deduct a Purchase Payment Based Charge of $607.25 on each Contract Anniversary for seven years, with the last deduction occurring on December 15, 2018, for a total of $4,250 ((0.045 × $75,000)+(0.035 × $25,000)) over seven years.

EXAMPLE (Purchase Payment Based Charges received across Contract Years): Assume you make an initial Purchase Payment of $50,000 on December 15, 2011 and then make an Additional Purchase Payment of $25,000 on March 10, 2012. Because your Additional Purchase Payment was made within 90 days of the date of your initial Purchase Payment, your total initial Purchase Payment amount equals $75,000 ($50,000 + $25,000). Now assume that you make another Additional Purchase Payment of $25,000 on April 10, 2013. Because you made your second Additional Purchase Payment more than 90 days after your initial Purchase Payment, this Purchase Payment is assigned a different breakpoint Tier.

●	On December 15, 2012:
o	we would calculate your initial Purchase Payment Based Charge percentage to be 0.643% (1/7th of 4.50%) based on the Tier applicable to $75,000; and
o	we would deduct a Purchase Payment Based Charge of $482.25 (0.00643 × $75,000).
●	On December 15, 2013:
o

we would calculate the Purchase Payment Based Charge percentage corresponding to your second Additional Purchase Payment to be 0.500% (1/7th of 3.50%) based on the Tier applicable to $100,000, or the total of all Purchase Payments made as of April 10, 2013 ($75,000 + $25,000); and

o	we would deduct a Purchase Payment Based Charge of $607.25 ((0.00643 × $75,000) + (0.005 × $25,000)).
●	Assuming you make no other Additional Purchase Payments, we would deduct a Purchase Payment Based Charge of:
o	$482.50 on December 15, 2012 (your initial Purchase Payment Based Charge only);
o

$607.25 on December 15, 2013 and annually through December 15, 2018 (the sum of your initial Purchase Payment Based Charge plus the Purchase Payment Based Charge corresponding to your Additional Purchase Payment);

o	$125 on December 15, 2019 (the Purchase Payment Based Charge corresponding to your Additional Purchase Payment only) for a total of $4,250 ((0.045 × $75,000) + (0.035 × $25,000)) over nine years.

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Once a Purchase Payment Based Charge has been established, the percentage is fixed and will not change for the seven years applicable to its corresponding Purchase Payment.

Because we assess a Purchase Payment Based Charge for every Purchase Payment you make to your Contract, it is possible, if you continue to make Additional Purchase Payments, for Purchase Payment Based Charges to apply for as long as you own your Contract.

How We Deduct the Purchase Payment Based Charge

Purchase Payment Based Charges are deducted pro rata from the Subaccounts in which you have Contract Value on the date the Purchase Payment Charge is due.

When the Purchase Payment Based Charge Does Not Apply

Purchase Payment Based Charges do not apply:

●	beyond the seventh Contract Anniversary following the date any Purchase Payment is made; or
●	after the Annuity Commencement Date.

Withdrawal Charges

If you make a withdrawal from your Contract during the Accumulation Period, we may assess a withdrawal charge.

Amounts to Which Withdrawal Charges Do Not Apply

We do not assess a withdrawal charge with respect to i) earnings accumulated in the Contract, ii) certain other “free Withdrawal Amounts” described below, iii) distributions required to satisfy federal income tax minimum distribution requirements, or iv) Purchase Payments that have been in the Contract more than seven complete “Payment Years.” In no event may the total withdrawal charges exceed 5.00% of the amount invested.

Amounts to Which Withdrawal Charges Do Apply

We first allocate a withdrawal to accumulated earnings as described below, next to any “free Withdrawal Amount” in excess of accumulated earnings and finally to “unliquidated Purchase Payments” (i.e., the amount of all Purchase Payments in the Contract net of any prior gross withdrawals of Purchase Payments that have been taken to date). We do not impose a withdrawal charge on amounts allocated to a free Withdrawal Amount. In any Contract Year, the free Withdrawal Amount for that year is the greater of:

●	10% of total Purchase Payments (less all prior withdrawals in that Contract Year); and
●	the accumulated earnings of the Contract (i.e., the excess of the Contract Value on the date of withdrawal over unliquidated Purchase Payments).

Withdrawals of up to the free Withdrawal Amount may be withdrawn without the imposition of a withdrawal charge. If the amount of a withdrawal exceeds the accumulated earnings, the excess will be allocated to Purchase Payments which will be liquidated on a first-in first-out basis. On any withdrawal request, we will liquidate Purchase Payments equal to the amount of the withdrawal request which exceeds the accumulated earnings in the order the Purchase Payments were made: the oldest unliquidated Purchase Payment first, the next Purchase Payment second, etc., until all Purchase Payments have been liquidated.

Upon a full surrender of a Contract, we will liquidate the excess of all unliquidated Purchase Payments over the accumulated earnings for purposes of calculating the withdrawal charge.

How We Determine the Withdrawal Charge and Withdrawal Charge Schedule

Each Purchase Payment has its own schedule of withdrawal charges based on both the number of complete “Payment Years” since we received the Purchase Payment and on tiered breakpoints comprised of the total amount of Purchase Payments you make to your Contract (a “Tier”). Consequently, the withdrawal charges and withdrawal charge schedule applicable to one Purchase Payment may differ from those applicable to a different Purchase Payment.

Your breakpoint Tier is based on the total Purchase Payments made to your Contract as of the date we receive a Purchase Payment. If a portion of any Purchase Payment increases your Tier to the next higher Tier, then the entire Purchase Payment will be subject to the lower withdrawal charge applicable to that Tier. The first Payment Year applicable to any Purchase Payment also begins on the date we receive that Purchase Payment. Payment Years after the first Payment Year begin on the Business Day following the end of the immediately preceding Payment Year. Your Tier determines which withdrawal charges we will apply every Payment Year for a period of seven years, as shown below.

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Withdrawal Charges (as percentage of each Purchase Payment)*
Total Purchase Payment Amount	Age of Purchase Payment Being Withdrawn
	1	2	3	4	5	6	7
Up to $49,999.99	5.00%	5.00%	4.00%	4.00%	3.00%	3.00%	2.00%
$50,000 to $99,999.99	5.00%	4.00%	4.00%	3.00%	3.00%	2.00%	2.00%
$100,000 to $249,999.99	4.00%	3.00%	3.00%	2.00%	2.00%	2.00%	1.00%
$250,000 to $499,999.99	3.00%	2.00%	2.00%	2.00%	1.00%	1.00%	1.00%
$500,000 to $999,999.99	2.00%	2.00%	2.00%	1.00%	1.00%	1.00%	1.00%
$1,000,000 and over	2.00%	2.00%	1.00%	1.00%	1.00%	1.00%	1.00%

*

This charge is taken upon withdrawal or surrender within the specified period of years measured from the date of each Purchase Payment. We calculate the amount of the withdrawal charge by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage shown above. The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.

We apply a withdrawal charge as a percentage of its corresponding Purchase Payment, which means that you would pay the same withdrawal charge at the time of withdrawal or surrender regardless of whether your Contract Value has increased or decreased.

We deduct from the amount paid to the Contract Owner as a result of the withdrawal any applicable withdrawal charge, Contract and Rider fees and any taxes. In the case of a withdrawal, the amount requested from an Investment Account may not exceed the value of that Investment Account less any applicable fees and charges.

There is generally no withdrawal charge on distributions made as a result of the death of the Contract Owner or, if applicable, the Annuitant, and we impose no withdrawal charges on the Annuity Commencement Date if the Contract Owner annuitizes as provided in the Contract.

Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts or from our general assets. Similarly, administrative expenses not fully recovered by the administration fee may also be recovered from such other sources.

For examples of calculation of the withdrawal charge, see Appendix A: “Examples of Calculations of Withdrawal Charges.”

Waiver of Applicable Withdrawal Charge – Confinement to Eligible Nursing Home

(John Hancock USA Contracts only; not available in all states)

In states where approved, any applicable withdrawal charge will be waived on a withdrawal after the “Benefit Eligibility Date” and prior to the Maturity Date if all of the following apply:

●	the Owner has been confined to an “Eligible Medical Care Facility” for at least 90 days (the waiver does not apply to the confinement of any Annuitant unless the Owner is a non-natural person);
●	the confinement began after the Contract Date, or after the change to or addition of any Owner for that Owner;
●	confinement was prescribed by a “Physician”;
●	confinement was medically necessary in the judgment of the “Physician”;
●	both the Owner and the Annuitant are alive as of the date we pay the proceeds of such total withdrawal; and
●

the request for a withdrawal and “Due Proof of Confinement” are received by us, in Good Order, during confinement or no later than 90 days after discharge unless it was not reasonably possible to provide proof within this time period and proof is provided as soon as reasonably possible thereafter.

The “Benefit Eligibility Date” is the 12 months after the Contract Date for any Owner at issue of the Contract and 12 months after any change or addition of an Owner for that new Owner.

An “Eligible Medical Care Facility” is a licensed “Nursing Home” or “Hospital” providing medically necessary inpatient care that is prescribed in writing by a “Physician” and is based on physical limitations which requires daily living in an institutional setting. A “Nursing Home” is a facility which: (a) is located in the United States or its territories; (b) is licensed by the jurisdiction in which it located; and (c) provides custodial care under the supervision of a registered nurse (R.N.). A “Hospital” is a facility which: (a) is located in the United States or its territories; (b) is licensed as a Hospital by the jurisdiction in which it is located; (c) is supervised by a staff of “Physicians”; (d) provides nursing services 24 hours a day by, or under the supervision of, a registered nurse (R.N.); (e) operates primarily for the care and treatment of sick or injured persons as inpatients for a charge; and (f) has access to medical, diagnostic and major surgical facilities.

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A “Physician” is a person other than you, the Annuitant(s) or a member of your or the Annuitant’s family who is a licensed medical doctor (M.D.) or a licensed doctor of osteopathy (D.O.), practicing within the scope of that license.

“Due Proof of Confinement” is a letter signed by a Physician containing: (a) the date the Owner was confined, (b) the name and location of the Eligible Medical Care Facility, (c) a statement that the confinement was medically necessary in the judgment of the Physician, and (d) if applicable, the date the Owner was released from the Eligible Medical Care Facility.

The waiver described above is not available in all states and certain requirements for the determination of confinement or the eligibility of a nursing home may vary depending on the state of issue as noted in your Contract. Withdrawals may be taxable and if made prior to age 59 1⁄2 may be subject to a 10% penalty tax (see “VIII. Federal Tax Matters”).

There are or may be situations other than those described above or elsewhere in the Prospectus (see, e.g., “Reduction or Elimination of Charges and Deductions,” below) that merit waiver of withdrawal charges, which we may consider on a case-by-case basis.

Annual Contract Fee

We will deduct each year an annual Contract fee of $50 as partial compensation for the cost of providing all administrative services attributable to the Contracts and the operations of the Separate Accounts and the Company in connection with the Contracts. However, if you are registered for electronic delivery of your transaction confirmations, we will waive the annual Contract fee. Please contact the John Hancock Annuities Service Center at the applicable telephone number or internet address shown on the first page of this Prospectus for more information on electronic transactions.

During the Accumulation Period, this administration fee is deducted on the Contract Anniversary. It is withdrawn from each Investment Option in the same proportion that the value of such Investment Option bears to the Contract Value. If the entire Contract Value is withdrawn on a day other than the Contract Anniversary, the $50 Contract fee will be deducted from the amount paid. During the Pay-out Period, the fee is deducted on a pro rata basis from each annuity payment.

Asset-Based Charges

We deduct asset-based charges daily to compensate us primarily for our administrative and distribution expenses, and for the mortality and expense risks we assume under the Contracts.

Administration Fee

We allocate a portion of the asset-based charges, as shown in “III. Fee Tables,” to help cover our administrative expenses. We deduct from each of the Subaccounts a daily charge, at an annual effective rate of 0.15% of the value of each corresponding Variable Investment Option, to reimburse us for administrative expenses. The charge will be reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that the administration fee will not increase as a result.

Mortality and Expense Risks Fee

The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. We also assume mortality risks in connection with our guarantee that, if the Contract Owner dies during the Accumulation Period, we will pay a death benefit (see “V. Description of the Contract – Accumulation Period Provisions – Death Benefit During Accumulation Period”). The expense risk we assume is the risk that the administration charges, distribution charge, or withdrawal charge may be insufficient to cover actual expenses.

To compensate us for assuming these risks, we deduct from each of the Subaccounts, as a percentage of the value of the Variable Investment Options, a daily charge at the annual effective rate of 0.65%. The rate of the mortality and expense risks charge cannot be increased. The charge was established to continue for the duration of the contractual obligations consistent with pooling of risks, the persistency of certain risks, and the unpredictability of the time and nature of their occurrence. The charge is assessed on all active Contracts, including Contracts continued by a Spousal Beneficiary upon the death of the Contract Owner or continued under any annuity option payable on a variable basis. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. In cases where no death proceeds are payable (e.g., for Contracts continued by a non-Spousal Beneficiary upon the death of the Owner), or under the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, we continue to assess the Contractual mortality and expense risks charge, although we bear only the expense risk and not any mortality risk.

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Reduction or Elimination of Charges and Deductions

(John Hancock USA Contracts only; not available in New York)

We may have reduced or eliminated the amount of the charges and deductions for certain Contracts where permitted by state law. These Contracts involved sales to individuals or to a group of individuals in a manner that resulted in savings of sales or maintenance expenses or that we expected to result in reduction of other risks that are normally associated with the Contracts. We determined entitlement to such a reduction in the charges or deductions in the following manner:

●

We considered the size and type of group to which sales were made. Generally, per-Contract sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.

●	We considered the total amount of Purchase Payments received. Per-dollar sales expenses were likely to be less on larger Purchase Payments than on smaller ones.
●	We considered the nature of the group or class for which the Contracts were purchased including the expected persistency, mortality or morbidity risks associated with the group or class of Contracts.
●

We considered any prior or existing relationship with us. Per-Contract sales expenses were likely to be less when there was a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.

●

We considered the level of commissions paid to selling broker-dealers. Certain broker-dealers may have offered the Contract in connection with financial planning programs on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may have elected to receive lower commissions for sales of the Contracts, thereby reducing our sales expenses.

●	There may have been other circumstances that result in reduced expenses.

If after consideration of the foregoing factors, we determined that there would have been a reduction in expenses, we provided a reduction in the charges or deductions. In no event did we permit reduction or elimination of the charges or deductions where that reduction or elimination was unfairly discriminatory to any person. We reserve the right to modify, suspend or terminate any reductions or waivers of charges at any time.

Premium Taxes

We make deductions for any applicable premium or similar taxes. Currently, certain jurisdictions assess a tax of up to 3.5% of each Purchase Payment.

In most cases, and subject to applicable state law, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount Subject to tax under the applicable state law.

Premium Tax Rates[1]
State or Territory	Qualified Contracts	Nonqualified Contracts
CA	0.50%	2.35%
ME2	0.00%	2.00%
NV	0.00%	3.50%
SD2	0.00%	1.25%[3]
TX4	0.04%	0.04%
WV	1.00%	1.00%
WY	0.00%	1.00%

[1]	Based on the state of residence at the time the tax is assessed.
[2]	We pay premium tax upon receipt of Purchase Payment.
[3]	0.08% on Purchase Payments in excess of $500,000.
[4]	Referred to as a “maintenance fee.”

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VIII. Federal Tax Matters

Introduction

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of a Contract is quite complex. Please consult a qualified tax professional with regard to the application of the law to your circumstances. This discussion is based on the Code, Treasury Department regulations, and Internal Revenue Service (“IRS”) rulings and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department and judicial decisions.

This discussion does not address state or local tax consequences associated with a Contract. This discussion also does not address the potential tax and withholding rules that might apply to a Contract held by or distributions paid to any foreign person, including any foreign financial institution, other entity or individual. Please consult with your tax professional if there is a possibility that a Contract might be held by or payable to a foreign person. In addition, we make no guarantee regarding any tax treatment — federal, state, or local — of any Contract or of any transaction involving a Contract.

Our Tax Status

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our “policyholder reserves.” We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract Owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state or local taxes.)

Special Considerations for Optional Benefits

At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, a 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such.

If the Contract you purchased is not intended for use with a tax-qualified retirement plan or as an IRA (a “Nonqualified Contract”):

●	Any withdrawal you take ordinarily is taxable as ordinary income to the extent of any gain in the Contract at the time of the withdrawal.
●

Under current IRS guidance, we expect to determine gain on a withdrawal, including withdrawals during the “Settlement Phase” of an IPFL 12.11 Series Rider, using the Contract Value. See “VI. Optional Benefits” for a description of the IPFL 12.11 Series Riders available under the Contracts. It is possible, however, that the IRS may take the position that the value of amounts guaranteed to be available in the future should also be taken into account in computing the taxable portion of a withdrawal. In that event, you may be subject to a higher amount of tax on a withdrawal.

●

Any annuity payments that you receive under an Annuity Option, including Annuity Options that are available only when you elect a GMWB Rider, will be taxed in the manner described in “Taxation of Annuity Payments” below.

If the Contract you purchased is intended for use with a tax-qualified retirement plan or as an IRA (a “Qualified Contract”):

●	Please see “Roth IRAs – Conversions and Rollovers to Roth IRAs” below for additional information on the tax impact of optional benefit Riders on a conversion to a Roth IRA.
●

The amount of any required minimum distributions may be increased under federal tax rules if your Contract has an optional death benefit or other optional benefit Rider. See “General Information Regarding Qualified Contracts” below.

Please consult a qualified tax professional for information on any optional benefit Riders.

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General Information Regarding Nonqualified Contracts

(Contracts Not Purchased to Fund an Individual Retirement Account or Other Qualified Plan)

Tax Deferral During Accumulation Period

Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under section 72 of the Code. This means that, ordinarily, federal income tax on any gains in your Contract will be deferred until we actually make a distribution to you or you assign or pledge an interest in your Contract.

However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company, trust, or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person. This exception does not apply in the case of any employer which is the nominal owner of an annuity contract under a nonqualified deferred compensation arrangement for its employees.

In addition to the foregoing, if the Contract’s Maturity Date occurs, or is scheduled to occur, at a time when the Annuitant is at an advanced age, such as over age 95, it is possible that the Owner will be taxed currently on the annual increase in the Contract Value.

The remainder of this discussion assumes that the Contract will constitute an annuity for federal tax purposes.

Aggregation of Contracts

In certain circumstances, the IRS may determine the portion of a withdrawal from a contract that is includible in income by combining some or all of the annuity contracts owned by an individual which are not issued in connection with a Qualified Plan.

For example, if you purchase two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment not received as an annuity (including withdrawals prior to the Maturity Date) is includible in income. Thus, if during a calendar year you buy two or more of the Contracts offered by this Prospectus (which might be done, for example, in order to purchase different guarantees and/or benefits under different contracts), all of such Contracts would be treated as one Contract in determining whether withdrawals from any of such Contracts are includible in income. The IRS may also require aggregation in other circumstances. Please consult a qualified tax professional if you own more than one annuity contract.

The effects of such aggregation are not always clear and depend on the circumstances. However, aggregation could affect the amount of a withdrawal that is taxable and the amount that might be subject to the 10% penalty tax described below.

Exchanges of Annuity Contracts

We may have issued the Contract in exchange for all or part of another annuity contract that you owned. Such an exchange would be tax free if certain requirements were satisfied. If you satisfied these requirements, your investment in the Contract immediately after the exchange is generally the same as that of the annuity contract you exchanged, increased by any Additional Purchase Payment you made as part of the exchange. Your investment in the Contract may be more, less or the same as the Contract Value immediately after the exchange. If your Contract Value exceeds your investment in the Contract, that excess represents gain in the Contract. You may have to include that gain in your gross income if you subsequently take a withdrawal or distribution from the Contract (e.g., as a partial surrender, full surrender, annuity payment or death benefit), or are deemed to receive a distribution (e.g., through a collateral assignment) from the Contract.

In Revenue Procedure 2011-38, the IRS amended the tax rules applicable to the partial exchange of an annuity contract for another annuity contract, effective for partial exchanges that occur after October 23, 2011. If you exchange part of an existing Contract after that date, and within 180 days of the exchange you receive a payment (e.g., you make a withdrawal) from either contract, all or a portion of the amount received could be includible in your income and also subject to a 10% penalty tax. The IRS has announced that it will apply general tax principles to determine the consequences of receiving such a payment. For example, the IRS could treat the payment as taxable only to the extent of the gain in the particular contract from which the payment was received. Alternatively, the IRS could determine that the payment was an integrated part of the exchange. In that case, the payment would be taxable to the extent of all the gain accumulated in the original contract at the time of the partial exchange, regardless of whether the payment came from the existing contract or from the contract received in the exchange. Application of general tax principles is dependent on the facts and circumstances of each case. However, amounts received as an annuity during the 180-day period are not subject to the new rules, provided that the annuity payments will be made for a period of at least 10 years or for a life or joint lives.

EXAMPLE: An annuity Contract had $100,000 of Contract Value, of which $56,000 was gain and $44,000 was the Owner’s investment in the Contract, or “cost basis.” After October 23, 2011, the Owner did a partial exchange of 25% of the Contract Value for a new annuity contract. Of the $25,000 transferred to the new contract, $14,000 represents gain and $11,000 represents cost basis transferred from the original Contract. Two months after the partial exchange, the Owner takes a withdrawal from the new contract in

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the amount of $17,000. If the IRS treats the withdrawal as a distribution from the new contract, only $14,000 will be taxable as a distribution of income ($25,000 of contract value - $11,000 of cost basis in the new contract). If instead the IRS determines that the withdrawal is part of the exchange, the entire $17,000 is taxable as income because there was $56,000 of gain in the original Contract at the time of the exchange.

Please consult with your own qualified tax professional in connection with an exchange of all or part of a Contract for another annuity contract, especially if you make a withdrawal from either contract after the exchange. The date a partial exchange occurs will be a factor in determining the tax treatment of subsequent withdrawals and other distributions from either contract.

Loss of Interest Deduction Where Contracts are Held by or for the Benefit of Certain Non-Natural Persons

In the case of Contracts issued after June 8, 1997 to a non-natural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, a portion of otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that is received or accrued by the Owner during the taxable year. Entities that have purchased the Contract, or entities that will be Beneficiaries under the Contract, should consult a qualified tax professional.

Taxation of Annuity Payments

When we make payments under a Nonqualified Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.

In the case of Variable Annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant’s life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under Treasury Department regulations). In general, your investment in the Contract equals the aggregate amount of premium payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to income tax.

Once you have recovered your total investment in the Contract tax free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant’s last tax return or, if there is a beneficiary entitled to receive further payments, will be distributed to the Beneficiary as described more fully below under “Taxation of Death Benefit Proceeds.”

Effective January 1, 2011, section 72(a)(2) of the Code permits partial annuitization of an annuity contract and specifies that the cost basis, or investment in the contract, be allocated pro rata between the portion of the contract being annuitized and the portion of the contract remaining deferred. We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. Accordingly, any portion of your Contract that you withdraw to be annuitized will be reported to the IRS as a taxable distribution unless you transfer it into another contract in a partial exchange conforming to the rules of section 1035 of the Code and Rev. Proc. 2011-38. Any such withdrawal, whether carried out as a tax-deferred partial exchange or as a taxable withdrawal, will be subject to withdrawal charges.

Surrenders, Withdrawals, Transfers and Death Benefits

When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if you or your Beneficiary do not select an extended payment option for a death benefit payment.

When you take a withdrawal from a Contract before the Maturity Date (or Annuity Commencement Date if earlier), including a payment under a systematic withdrawal plan or guaranteed minimum withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. If a withdrawal exceeds the gain in your Contract, the excess amount is a tax-free return of your investment in the Contract. If you have recovered your entire investment in the Contract, any additional withdrawals based upon a Rider guarantee will be subject to income tax. If you assign or pledge any part of your Contract Value, the value so pledged or assigned is taxed the same way as an actual withdrawal.

For purposes of determining the amount of taxable income resulting from a single sum payment or a withdrawal, all nonqualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below.

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When an individual Owner transfers ownership of a Contract without receiving full and adequate consideration, the transfer is taxed like a surrender. The transferor must include in gross income the amount by which the cash surrender value exceeds any investment in the Contract. The amount included in income may also be subject to a penalty tax for premature withdrawals as explained below. The new Owner’s investment in the Contract is increased by the amount included in the transferor’s gross income as a result of the transfer. These tax issues may apply, for example, in situations where the Owner and the Annuitant are not the same person and are not married to each other. A qualified tax professional should be consulted in those situations. However, these tax rules do not apply to a transfer between Spouses or a transfer to a former Spouse incident to a divorce under Code section 1041.

Taxation of Death Benefit Proceeds

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent of gain in the Contract.

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:

●	if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or
●	if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or
●	if distributed as a series of withdrawals over the Beneficiary’s life expectancy, they are taxable to the extent there is gain in the Contract.

After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Annuitant dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary’s income as follows:

●	if received in a single sum, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or
●

if distributed in accordance with an existing Annuity Option other than a Period Certain Only Annuity Option, they are fully excludible from income until the remaining investment in the Contract has been recovered, and all annuity benefit payments thereafter are fully includible in income; or

●

if distributed in accordance with an existing Period Certain Only Annuity Option, the payments are taxed the same as the annuity payments made before death. A portion of each annuity payment is includible in income and the remainder is excluded from income as a return of the investment in the Contract.

Penalty Tax on Premature Distributions

There is a 10% penalty tax on the taxable portion of any payment from a Nonqualified Contract. Exceptions to this penalty tax include distributions:

●	received on or after the date on which the Contract Owner reaches age 59 1⁄2;
●	attributable to the Contract Owner becoming disabled (as defined in the tax law);
●	made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;
●

made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Contract Owner or for the joint lives (or joint life expectancies) of the Contract Owner and a designated Beneficiary;* or

●	made with respect to certain annuities issued in connection with structured settlement agreements.

* You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments (Life Expectancy Distribution) and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1⁄2 and the passage of five years after the date of the first payment.

Diversification Requirements

Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have “investment control” over the underlying assets.

In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the Contract Owner’s gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular subaccounts of a separate account without being treated as owners of the underlying assets.” As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not

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be treated as the owner of assets underlying a variable annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which the IRS determined that contract owners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and Contract Values than was the case in those rulings, it is possible that you would be treated as the owner of your Contract’s proportionate share of the assets of the Separate Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives or policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract’s proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

Medicare Tax on Unearned Income

A new Medicare tax applies to certain unearned income at a maximum rate of 3.8% for taxable years beginning after December 31, 2012. Also referred to as the Net Investment Income tax, the tax is imposed on an amount equal to the lesser of (a) “net investment income” or (b) the excess of the taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). “Net investment income,” for these purposes, includes the excess (if any) of gross income from annuities, interest, dividends, royalties and rents, and certain net gain, over allowable deductions, as such terms are defined in the Code or as may be defined in future Treasury Regulations or IRS guidance. The term “net investment income” does not include any distribution from a plan or arrangement described in Code sections 401(a), 403(a), 403(b), 408 (i.e., IRAs), 408A (i.e., Roth IRAs) or 457(b).

Please consult a qualified tax professional for further information about the impact of the additional Medicare Tax on your individual circumstances.

Puerto Rico Nonqualified Contracts

Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan (“Nonqualified Contract”) are generally treated as a nontaxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Nonqualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax on premature distributions from a Nonqualified Contract. The Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.

Annuitized distributions under a Nonqualified Contract are treated as part taxable income and part non-taxable return of principal. With annuitization, the annual amount excluded from gross income under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Nonqualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the expected payout. Generally, Puerto Rico does not require income tax to be withheld from distributions of income from Nonqualified Contracts. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.

General Information Regarding Qualified Contracts

(Contracts Purchased to Fund an Individual Retirement Account or Other Qualified Plan)

Numerous special tax rules apply to the participants in certain types of retirement plans that receive favorable treatment under the Code (“Qualified Plans”), and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in this Prospectus and in the SAI, but we make no attempt to provide more than general information in this Prospectus and the SAI about use of the Contracts with the various types of Qualified Plans. We have discontinued making new Contracts available to any Qualified Plan.

When we issued a Contract in connection with a Qualified Plan (“Qualified Contract”), we may have amended the Contract as necessary to conform to the requirements of the Code. We have no responsibility, however, for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. Your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts.

Please consult a qualified tax professional for specific information about the impact of tax rules and plan requirements on your particular facts and circumstances.

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Additional Purchase Payments to Qualified Contracts

You may make Additional Purchase Payments to a Qualified Contract, subject to our requirements and limitations for Additional Purchase Payments (See “V. Description of the Contract – Purchase Payments” for information on our Additional Purchase Payment requirements and limitations):

●	as a transfer from a traditional IRA to a Contract issued as a traditional IRA;
●

as a direct or indirect rollover* from a retirement plan qualified under sections 401(a), 403(a) or 403(b) of the Code or a governmental deferred compensation plan described in section 457 of the Code to a Contract issued either as a traditional IRA or as a Roth IRA; or

●	by making annual contributions to the extent permitted under the Code.

*

We use the term “direct rollovers” to refer to amounts that a Qualified Plan remits directly to us as an Additional Purchase Payment. We use the term “indirect rollovers” to refer to amounts that you may receive from a Qualified Plan, and then remit to us as an Additional Purchase Payment. The Code permits an indirect rollover to be tax-deferred if it is contributed to an IRA within 60 days of receipt. Note that an individual can make only one indirect rollover from his IRA(s) during any 12-month period. The tax law does not limit the number of indirect rollovers from other Qualified Plans to an IRA.

Distribution Requirements

The Code imposes requirements on Qualified Plans to comply with minimum distribution requirements. We provide general information, below, on minimum distribution requirements for traditional IRAs, Roth IRAs and certain other Qualified Plans.

Traditional IRAs

Section 408 of the Internal Revenue Code (“Code”) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (“IRA”) or traditional IRA (to distinguish it from the Roth IRA discussed below). Contracts issued as traditional IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible and the time when distributions may commence. Under the tax rules, the Owner and the Annuitant may not be different individuals. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. The Contract does not qualify for use in connection with an Education IRA under section 530 of the Code.

The Contract may be issued with a death benefit or certain benefits provided by an optional Rider. The presence of such benefits may increase the amount of any required minimum distributions for IRAs and other Contracts subject to the Required Minimum Distribution (“RMD”) rules.

Under our current administrative rules, we do not permit a Beneficiary of a Contract intended for use as a traditional IRA to purchase a new optional benefit Rider if the Beneficiary elects to maintain it as an inherited IRA or an inherited Roth IRA.

Contributions to a Traditional IRA

Eligible rollover distributions from certain types of qualified retirement plans may be rolled over on a tax-deferred basis into a traditional IRA by former participants in the plans. For these purposes, eligible rollover distributions include lump sum amounts payable from the plan upon termination of employment, termination of the plan, disability or retirement. Eligible rollover distributions do not include (i) required minimum distributions as described in section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.

If you are the surviving Spouse and “designated beneficiary” (as defined in the tax law) of a participant in a tax-qualified retirement account, you may make a direct rollover contribution as an Additional Purchase Payment to a Contract issued as a traditional IRA to the extent permitted. See “V. Description of the Contract – Purchase Payments” for information on our Purchase Payment requirements.

Distributions from a Traditional IRA

In general, unless you rolled over non-deductible contributions from any other Qualified Plan or made non-deductible contributions to your Contract, all amounts paid out from a traditional IRA Contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable as ordinary income to you or to your beneficiary for payments made after your death. You may incur an additional 10% penalty tax if you surrender the Contract or make a withdrawal before you reach age 59 1⁄2, unless certain exceptions apply as specified in section 72(t) of the Code. If any part of your direct rollover from a tax-qualified retirement plan includes after-tax contributions to the plan, or if you have made any non-deductible contributions to a Contract issued as a traditional IRA, part of any withdrawal or surrender distribution, single sum, death proceeds or annuity payment from the Contract may be excluded from taxable income when received.

You may make tax-deferred direct transfers from a Contract held as a Traditional IRA to another Traditional IRA. If instead you take a withdrawal with the intent to roll the proceeds to another IRA as an indirect rollover, you should be aware of certain limitations under the tax law. You must complete any indirect rollover within 60 days of receiving the withdrawal. Moreover, during any 12-

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month period, you can make only one indirect rollover, with respect to all IRAs you own including Roth IRAs. Any additional indirect rollover attempted during the 12-month period will be treated as a distribution, subject to income tax and potentially the 10% penalty tax.

A Beneficiary who is not your Spouse may make a direct transfer to an inherited IRA of the amount otherwise distributable to him or her under a Contract issued as a traditional IRA.

Required Minimum Distributions from a Traditional IRA

Treasury Department regulations prescribe required minimum distribution (“RMD”) rules governing the time at which distributions from a traditional IRA to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to a Beneficiary or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a lifetime income benefit feature may affect the amount of the RMD that must be made under the Contract. Failure to comply with RMD requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner turns age 70 1⁄2. The amount that must be distributed each year is computed on the basis of the Owner’s age, the value of the Contract (taking into account both the account balance and the actuarial present value of other benefits provided under the Contract), and the value of all other traditional IRAs owned by the taxpayer.

Distributions made from traditional IRAs (and Roth IRAs) after the Owner’s death must also comply with RMD requirements. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiaries or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your own qualified tax professional.

If you make a direct transfer of all the value from a traditional IRA to any other traditional IRA, the minimum distribution requirements (and taxes on the distributions) apply to amounts withdrawn from the other traditional IRA.

Penalty Tax on Premature Distributions from a Traditional IRA

A 10% penalty tax may be imposed on the taxable amount of any payment from a traditional IRA. The penalty tax does not apply to a payment:

●	received on or after the date on which the Contract Owner reaches age 59 1⁄2;
●	received on or after the Owner’s death or because of the Owner’s disability (as defined in the tax law); or
●

made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated beneficiary.*

*You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1⁄2 and the passage of five years after the date of the first payment.

In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or to distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from a traditional IRA for these purposes, please consult your own qualified tax professional.

If you roll over a Contract issued as a traditional IRA to a Roth IRA by surrendering the Contract and purchasing a Roth IRA, you may be subject to federal income taxes, including withholding taxes. Please read “Conversion or Rollover to a Roth IRA,” below, for more information.

Roth IRAs

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as traditional IRAs, but they differ in certain significant ways with respect to the taxation of contributions and distributions.

Contributions to a Roth IRA

Unlike a traditional IRA, contributions to a Roth IRA are not deductible. As with a traditional IRA, eligible rollover distributions from certain types of qualified retirement plans may be directly rolled over into a Roth IRA by former participants in the plan. For these purposes, eligible rollover distributions include lump sum amounts payable from the plan upon termination of employment, termination of the plan, disability or retirement. Eligible rollover distributions do not include (i) required minimum distributions as

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described in section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.

Federal income tax will apply to direct rollovers from “non-Roth” accounts in retirement plans described in sections 401(a), 403(a), 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to Contracts issued as Roth IRAs. Please read “Rollover to a Roth IRA,” below, for more information. Under current rules, direct rollovers from “Roth” accounts in a 401(k) retirement plan to Contracts issued as Roth IRAs generally are not subject to federal income tax.

Distributions from a Roth IRA

Unlike a traditional IRA, distributions from Roth IRAs need not commence after the Owner turns age 70 1⁄2. Distributions must, however, begin after the Owner’s death. Distributions after the Owner’s death must comply with the minimum distribution requirements described above for traditional IRAs. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse.

If you wish to impose restrictions on the timing and the manner of payment of death proceeds to your designated beneficiary or if your Beneficiary wishes to extend payment of the Contract death proceeds over a period of time, please consult your own qualified tax professional. Under our current administrative rules, we did not permit a Beneficiary of a Contract intended for use as a Roth IRA to purchase a new optional benefit Rider if the Beneficiary elected to maintain it as a Roth IRA.

Qualified distributions from a Roth IRA are excluded from income. A qualified distribution for these purposes is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

●	made after the Owner turns age 59 1⁄2;
●	made after the Owner’s death;
●	attributable to the Owner being disabled; or
●	a qualified first-time homebuyer distribution within the meaning of section 72(t)(2)(F) of the Code.

A direct transfer from a Contract issued as a Roth IRA to another Roth IRA is not subject to income tax. However, during any 12-month period, you can make only one indirect rollover with respect to all IRAs you own, including Roth IRAs.

Penalty Tax on Premature Distributions from a Roth IRA

Taxable distributions before age 59 1⁄2 may also be subject to a 10% penalty tax. This early distribution penalty may also apply to amounts converted to a Roth IRA that are subsequently distributed within a 5 taxable year period beginning in the year of conversion. Please read “Penalty Tax on Premature Distributions from a Traditional IRA,” above, for more information.

The state tax treatment of a Roth IRA may differ from the federal income tax treatment of a Roth IRA. Please seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.

Conversion or Rollover to a Roth IRA

You can convert a traditional IRA to a Roth IRA or directly roll over distributions that you receive from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA Contract. The Roth IRA annual contribution limit does not apply to converted or rollover amounts, but you must satisfy our requirements for Additional Purchase Payments. See “V. Description of the Contract – Purchase Payments” for additional information.

You must pay tax on any portion of a conversion or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. If you convert a Contract issued as a traditional IRA to a Roth IRA, the amount deemed to be the conversion amount for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. If you convert a Contract issued as a traditional IRA to a Roth IRA, you may instruct us to not to withhold any of the conversion amount for taxes and remittance to the IRS. If you do instruct us to withhold for taxes when converting a Contract issued as a traditional IRA to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal and a reduction in the benefit value of any elected optional guarantee Rider, in a proportion determined by the Rider. Please read “VI. Optional Benefits” for information about the impact of withdrawals.

If you direct the sponsor or administrator to transfer a rollover amount from your “non-Roth” Qualified Plan to a Roth IRA Contract, there is no mandatory tax withholding that applies to the rollover amount. A direct rollover to a Roth IRA is not subject to mandatory tax withholding, even though the distribution is includible in gross income.

Current tax law no longer imposes a restriction based on adjusted gross income on a taxpayer’s ability to convert a traditional IRA or other qualified retirement account to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now convert such assets to a Roth IRA. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in

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which the account was converted. Given the taxation of Roth IRA conversions and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such conversion or a subsequent year. Please seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.

You are not subject to federal income tax on a direct rollover of distributions from a Roth account in another Qualified Plan permitted to be rolled over into a Contract issued as a Roth IRA, or from a Contract issued as a Roth IRA to another Roth IRA.

Other Qualified Plans

You may have purchased a Qualified Contract for use in connection with certain retirement plans that receive favorable treatment under the Code, but are not traditional IRAs or Roth IRAs. The other types of retirement plans (“Other Qualified Plans”) include:

Other Qualified Plan Type
SIMPLE IRA Plans	In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA plan if the employer employed no more than 100 employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. The requirements for minimum distributions from a SIMPLE IRA plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA with a few exceptions.
Simplified Employee Pensions (SEP-IRAs)	Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees’ IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.
Corporate and Self-Employed Pension and Profit-Sharing Plans (H.R. 10 and Keogh)	Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals’ Tax Retirement Act of 1962, as amended, commonly referred to as “H.R. 10” or “Keogh,” permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans, however, there are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans.
Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations	Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. A Section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency). When we make payments under a Section 457 Contract, the payment is taxed as ordinary income.

In the case of a Contract held by the trustee of a Qualified Plan, references to the Owner in the discussion below should be read to mean the employee named as the Annuitant on the Contract.

Collecting and Using Information

Through your participation in a Qualified Plan, the Company, your employer, your Plan administrator, and your Plan sponsor collect various types of confidential information you provide in your agreements, such as your name and the name of any Beneficiary, Social Security Numbers, addresses, and occupation information. The Company, your employer, the Plan administrator, and your Plan sponsor also collect confidential information relating to your Plan transactions, such as Contract Values, Purchase Payments, withdrawals, transfers, loans and investments. In order to comply with IRS regulations and other applicable law in servicing your Contract, the Company, your employer, the Plan administrator and the Plan sponsor may be required to share such confidential information among themselves, other current, former or future providers under your Qualified Plan, and among their employees. By maintaining a Contract for use in a Qualified Plan or by intending to make an Additional Purchase Payment, transfer of ownership, transfer, you consent to such sharing of confidential information. The Company will not disclose any such confidential information to anyone, except as permitted by law or in accordance with your consent.

Contributions to Other Qualified Plans

You may make Additional Purchase Payments through rollovers or conversions only from certain types of Qualified Plans or by making annual contributions to the extent permitted under the Code and by us. See “V. Description of the Contract – Purchase Payments” for information on our Purchase Payment requirements.

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We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code and the plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into Other Qualified Plans and contains rules to limit the total amount you can contribute to all of your IRAs and Other Qualified Plans. Trustees and administrators of Other Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Other Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

Distributions from Other Qualified Plans

If permitted under your plan, you may take a withdrawal in the form of a distribution:

●

from a Contract intended for use with any Qualified Plan (other than a section 457 deferred compensation plan maintained by a tax-exempt organization) and make a “tax-free rollover” to a traditional IRA;

●

from a Contract intended for use with any Qualified Plan (other than a section 457 deferred compensation plan maintained by a tax-exempt organization) and make a “tax-free rollover” to a SIMPLE IRA, but only after the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual’s employer*; or

●

from a Contract intended for use with a retirement plan qualified under sections 401(a), or 403(a) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code and make a “tax-free rollover” to any such plans.

* Note that if your Contract is a SIMPLE IRA, it does not accept a rollover from any Qualified Plan other than another SIMPLE IRA.

In addition, if your Spouse is your designated Beneficiary and survives you, he or she is permitted to take a distribution from a Contact intended for use with your tax-qualified retirement account and make a “tax-free rollover” to another tax-qualified retirement account in which your surviving Spouse participates, to the extent permitted by your surviving Spouse’s plan. A Beneficiary who is not your surviving Spouse may, if permitted by the plan, make a direct rollover to a traditional IRA of the amount otherwise distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in sections 401(a) or 403(a) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. The IRA is treated as an inherited IRA of the non-Spouse Beneficiary. A Spouse Beneficiary may also make a direct rollover to an inherited IRA.

You may make a “tax-free rollover” to a Roth IRA from a Contract intended for use as a Roth account in a retirement plan described in section 401(a) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code.

In lieu of taking a distribution from your plan (including a section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer of a Qualified Contract from the plan.

Current Treasury Department regulations provide a simplified method to determine the taxable portion of annuity payments under Contracts issued in connection with Other Qualified Plans. Please consult with your own qualified tax professional for further information.

Required Minimum Distributions from Other Qualified Plans

Treasury Department regulations prescribe RMD rules governing the time at which distributions from Other Qualified Plans to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These rules are substantially similar to the RMD rules described above for a traditional IRA, except that distributions of required minimum amounts must generally commence by the later of:

●	April 1 of the calendar year following the calendar year in which the Qualified Plan participant turns 70 1⁄2, or
●	April 1 of the calendar year following the calendar year in which Qualified Plan participant (other than a 5% owner) retires from the employer that sponsored the Qualified Plan.

Penalty Tax on Premature Distributions from Other Qualified Plans

A 10% penalty tax may be imposed on the taxable amount of any payment from certain Qualified Contracts (but generally not section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual’s employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of distributions from certain Qualified Contracts, including a SIMPLE IRA, the penalty tax does not apply to a payment:

●	received on or after the date on which the Contract Owner reaches age 59 1⁄2;
●	received on or after the Owner’s death or because of the Owner’s disability (as defined in the tax law); or
●

made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and “designated beneficiary” (as defined in the tax law).*

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*You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1⁄2 and the passage of five years after the date of the first payment.

These exceptions, as well as certain others not described herein, generally apply to taxable distributions from Other Qualified Plans (although, in the case of plans qualified under sections 401 and 403 of the Code, the exception for substantially equal periodic payments applies only if the Owner has separated from service). If you wish to take a distribution and rely on an exception to the penalty tax, please consult your own qualified tax professional.

Withholding on Eligible Rollover Distributions

Eligible rollover distributions from a retirement plan that is qualified under sections 401(a), 403(a) or 403(b) of the Code, or from a governmental deferred compensation plan described in section 457(b) of the Code are subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except: (i) minimum distributions required under section 401(a)(9) of the Code; (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments”; and (iii) if applicable, certain hardship withdrawals.

Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an eligible retirement plan, including a traditional IRA, or to a Roth IRA.

If we have to withhold a portion of your distribution, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal or other type of reduction in the guarantees and benefits that you may have purchased under an optional benefits Rider to your Contract. Please read “VI. Optional Benefits” for information about the impact of withdrawals on optional benefit Riders.

We do not need to withhold any amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another Qualified Plan. Similarly, if you wish to make Additional Purchase Payments to a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us, in lieu of making a distribution to you. Please seek independent tax advice if you intend to maintain a Contract for use with a Qualified Plan.

Designated Roth Accounts within Other Qualified Plans

The Small Business Jobs Act of 2010 authorizes: (1) participants in governmental deferred compensation plans described in section 457(b) to contribute deferred amounts to designated Roth accounts within their 457(b) plans; and (2) participants in 401(k), 403(b) and certain other plans to roll over qualified distributions into a designated Roth account within their plans, if allowed by their plans. The Contract, however, was not designed to separately account for any Contract Value in a single Contract that is split between Roth and non-Roth accounts, even if your 401(k) Plan, 403(b) Plan or 457 Plan allows you to split your account. If your plan allows it, and you split your Contract Value into Roth and non-Roth accounts, you or your plan administrator (in the case of 401(k) Plans) will be responsible for the accounting of your Contract Value for tax purposes: calculating withholding, income tax reporting, and verifying Required Minimum Distributions made under our Life Expectancy Distribution Program. We are not responsible for the calculations of any service provider that you may use to split Contract Value between Roth and non-Roth accounts. We will deny any request that would create such a split.

Rollover to a Roth IRA

Current tax law no longer imposes a restriction, based on adjusted gross income, on a taxpayer’s ability to initiate a direct rollover from a non-Roth account in a Qualified Plan to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now initiate a direct rollover of a distribution from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA. The Roth IRA annual contribution limit does not apply to rollover amounts.

You must, however, pay tax on any portion of the rollover amount that would have been taxed if you had not made a direct rollover to a Roth IRA. No similar limitations apply to rollovers to one Roth IRA from another Roth IRA or from a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. Please note that the amount deemed to be the “rollover amount” for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.

A 10% penalty tax for premature distributions may apply if amounts converted to a Roth IRA are distributed within the 5-taxable year period beginning in the year the conversion is made. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted.

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If you instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, we will assume it is permitted under your plan and you may instruct us to not withhold any of the rollover for taxes and remittance to the IRS. A direct rollover is not subject to mandatory tax withholding, even if the distribution is includible in gross income. If you instruct us to withhold taxes in connection with a direct rollover from an existing Contract to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract. This could result in an Excess Withdrawal, or other reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read “VI. Optional Benefits” for information about the impact of withdrawals on optional benefit Riders.

Given the taxation of direct rollovers to a Roth IRA and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such rollover or a subsequent year. Please seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.

Section 403(b) Plans

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the contributions from gross income for tax purposes. We did not offer this Contract for use in any retirement plan intended to qualify as a section 403(b) Qualified Plan (a “Section 403(b) Plan” or the “Plan”).

If you are considering making a rollover transfer from a Section 403(b) Plan to a traditional IRA or a Roth IRA, please consult with your own qualified tax professional regarding possible tax consequences. If you have a loan outstanding under the Section 403(b) Plan, the transfer may subject you to income taxation on the amount of the loan balance.

Puerto Rico Contracts Issued to Fund Retirement Plans

The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. If you purchased a Contracts intended for use in connection with a Puerto Rican “tax qualified” retirement plan, the text of this Prospectus addresses U.S. federal tax law only and is inapplicable to the tax laws of Puerto Rico.

See Your Own Tax Professional

The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information, please consult your own qualified tax professional.

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IX. General Matters

Distribution of Contracts

John Hancock Distributors, LLC (“JH Distributors”), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered by this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Variable Insurance Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Berkeley Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offered the Contracts for sale through select broker-dealers that entered into selling agreements with JH Distributors and us. Broker-dealers sold the Contracts through their registered representatives who were appointed by us to act as our insurance agents. JH Distributors, may also have offered the Contracts directly to potential purchasers.

JH Distributors pays compensation to broker-dealers for the promotion, sale and servicing of the Contracts. Contract Owners do not pay this compensation directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying portfolio’s distribution plan (“12b-1 fees”), the fees and charges imposed under the Contract, and other sources, including distribution plans of the underlying portfolios of a Portfolio that is a fund of funds.

The individual financial representative who sold you a Contract may receive a portion of the compensation that we pay for servicing an existing Contract, or that we pay upon receipt of an Additional Purchase Payment, under the financial representative’s own arrangement as a registered representative with his or her broker-dealer. We may also continue to pay commission or overrides to a limited number of broker-dealers that provide marketing support and training services to the broker-dealers that sold and service the Contracts.

Standard Compensation

The amount and timing of compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through our selected broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed 6.00% of Purchase Payments and, in states where permitted, is subject to reductions in accordance with the reduced sales charges available to Cumulative Values (see “VII. Charges and Deductions – Front-End Sales Charges”). In addition, beginning one year after each Purchase Payment, JH Distributors may pay ongoing compensation at an annual rate of up to 0.50% of the values of the Contracts attributable to such Purchase Payments. The greater the amount of compensation paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation. This compensation is not paid directly by Contract Owners. JH Distributors pays the compensation from its assets but expects to recoup it through the fees and charges imposed under the Contract (see “VII. Charges and Deductions”).

Revenue Sharing and Additional Compensation

In addition to standard compensation arrangements and to the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we, either directly or through JH Distributors, may have entered into special compensation or reimbursement arrangements (“revenue sharing”) with selected broker-dealers (“firms”). We determine which firms to support and the extent of the payments that are or were made. Under these arrangements, the form of payment may be any one or a combination of a flat fee, a percentage of the assets we hold that are attributable to Contract allocations, a percentage of sales revenues, reimbursement of administrative expenses (including ticket charges), conference fees, or some other type of compensation.

We hoped to benefit from these revenue sharing arrangements through increased sales of our annuity products. In consideration of these arrangements, a firm may have featured the Contract in its sales system or given us preferential access to members of its sales force. In addition, the firm may have agreed to participate in our marketing efforts by allowing JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force.

These arrangements may not have been offered to all firms, and the terms of such arrangements may differ between firms. During 2012, we terminated these revenue sharing arrangements with broker-dealers with respect to the sale of the Contracts, although a small number of firms continue to receive revenue sharing payments in accordance with the terms of agreements entered into with those particular firms. We provide additional information on special compensation or reimbursement arrangements in the SAI, which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.

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Broker-dealers may receive or may have received additional payments from us, either directly or through JH Distributors, in the form of cash, other special compensation or reimbursement of expenses. These additional compensation or reimbursement payments may include, for example, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contract, and payments to assist a firm in connection with its marketing expenses and/or other events or activities sponsored by the firms. We may have contributed to, as well as sponsored, various educational programs, sales promotions and/or contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash, or other awards, as may be permitted by applicable FINRA rules and other applicable laws and regulations.

Differential Compensation

Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling or servicing other variable contracts. The compensation and revenue sharing arrangements may have given us benefits such as greater access to registered representatives. In addition, under their own arrangements, broker-dealer firms may have paid a portion of any amounts received from us under standard or additional compensation or revenue sharing arrangements to their registered representatives. As a result, financial representatives who are registered representatives of such firms may have been motivated to recommend one of our contracts over another issuer’s contract.

Transaction Confirmations

We will send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. Please report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, we will deem you to have ratified the transaction. We encourage you to register for electronic delivery of your transaction confirmations, and we will waive the $50 annual Contract fee if you are registered. Please contact the John Hancock Annuities Service Center at the applicable telephone number or internet address shown on the first page of this Prospectus for more information on electronic transactions.

Reinsurance Arrangements

From time to time we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts’ guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer’s contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, or other obligations.

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Statements of Additional Information

Our Statements of Additional Information provide additional information about the Contract, including the optional benefit Riders and the Separate Accounts, including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the Statements of Additional Information with the SEC on the same date as this Prospectus and incorporate them herein by reference. You may obtain a copy of the current Statements of Additional Information without charge by contacting us at the Annuities Service Center shown on the first page of this Prospectus. The SEC also maintains a website (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statement of Additional Information

General Information and History

Accumulation Unit Value Tables

Services

Independent Registered Public Accounting Firm

Servicing Agent

Principal Underwriter

Special Compensation and Reimbursement Arrangements

Additional Information about the Portfolio Stabilization Process®

Legal and Regulatory Matters

Appendix A: Audited Financial Statements

John Hancock Life Insurance Company of New York Separate Account A

Statement of Additional Information

General Information and History

Accumulation Unit Value Tables

Services

Independent Registered Public Accounting Firm

Servicing Agent

Principal Underwriter

Special Compensation and Reimbursement Arrangements

Additional Information about the Portfolio Stabilization Process

Legal and Regulatory Matters

Appendix A: Audited Financial Statements

Financial Statements

The Statements of Additional Information also contain the Company’s financial statements for the years ended December 31, 2018 and 2017, and its Separate Accounts’ financial statements for the year ended December 31, 2018 (the “Financial Statements”). Our Financial Statements provide information on our financial strength as of December 31, 2018, including information on our General Account assets that were available at that time to support our guarantees under the Contracts and any optional benefit Riders. The Company’s General Account consists of securities and other investments, the value of which may decline during periods of adverse market conditions.

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Appendix A: Examples of Calculation of Withdrawal Charge

The following examples assume an initial Purchase Payment of $30,000 and an Additional Purchase Payment of $20,000 during the second Contract Year. Each Purchase Payment has its own schedule of withdrawal charges.

Example 1. If you surrender the Contract during Contract Year 3, the Contract Value is $60,000 and there have been no prior withdrawals, we calculate the withdrawal charge as follows:

a)	First, we calculate the free Withdrawal Amount, which equals the greater of:
●	10% of all Purchase Payments = .10 × ($30,000 + $20,000) = $5,000, or
●	Accumulated earnings equal to the Contract Value minus unliquidated Purchase Payments = $60,000 - $50,000 = $10,000.
b)

Next, we determine the amount of Purchase Payments to be liquidated as the greater of the Contract Value or the unliquidated Purchase Payments, reduced by the accumulated earnings, or $60,000 - $10,000 = $50,000.

c)

Finally, we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for each Purchase Payment liquidated based on the breakpoint Tier and the length of time the payment has been in the Contract.

●	The initial Purchase Payment is in the first breakpoint Tier and in the third Payment Year, so the applicable withdrawal charge is .04 × $30,000 = $1,200.
●	The subsequent payment of $20,000 is in the second breakpoint Tier and the second Payment Year, so the applicable withdrawal charge is .04 × $20,000 = $800.
●	The total withdrawal charge is $1,200 + $800 = $2,000.

Example 2. If you surrender the Contract during Contract Year 3, the Contract Value is $35,000 and there have been no prior withdrawals, we calculate the withdrawal charge as follows:

a)	First, we calculate the free Withdrawal Amount, which equals the greater of:
●	10% of all Purchase Payments = .10 × ($30,000 + $20,000) = $5,000, or
●	Earnings equal to the Contract Value minus unliquidated Purchase Payments = $35,000 - $50,000 = $- 15,000.
b)

Next, we determine the amount of Purchase Payments to be liquidated as the greater of the Contract Value or the unliquidated Purchase Payments, reduced by the accumulated earnings, or $50,000 - $0 = $50,000.

c)	Next, we allocate a portion of the Purchase Payments to be liquidated to the excess of the free amount over the accumulated earnings, $5,000.
d)

Finally, we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for the remainder of each Purchase Payment liquidated based on the breakpoint Tier and the length of time the Payment has been in the Contract.

●	The initial Purchase Payment is in the first breakpoint Tier and in the third Payment Year, so the applicable withdrawal charge is .04 × $25,000 = $1,000.
●	The subsequent payment of $20,000 is in the second breakpoint Tier and the second Payment Year, so the applicable withdrawal charge is .04 × $20,000 = $800.
●	The total withdrawal charge is $1,000 + $800 = $1,800.

Example 3. If you withdraw $5,000 during Contract Year 3 when the Contract Value is $52,000 and then surrender the Contract later in Contract Year 3 when the Contract Value is $49,000, we calculate the withdrawal charge as follows:

a)	First, we calculate the free Withdrawal Amount for the withdrawal, which equals the greater of:
●	10% of all Purchase Payments = .10 × ($30,000 + $20,000) = $5,000, or
●	Accumulated earnings equal to the Contract Value minus unliquidated Purchase Payments = $52,000 - $50,000 = $2,000.
b)

Since the withdrawal is equal to the free Withdrawal Amount, we liquidate Purchase Payments equal to $3,000, the excess of the free Withdrawal Amount over the accumulated earnings, but there will not be any withdrawal charge.

c)	When the Contract is surrendered, we calculate the free Withdrawal Amount for the surrender, which equals the greater of:
●	10% of all Purchase Payments reduced by prior withdrawals during the year = .10 × ($30,000 + $20,000) - $5,000 = $0, or
●	Earnings equal to the Contract Value minus unliquidated Purchase Payments = $49,000 - $47,000 = $2,000.
d)

Next, we determine the amount of Purchase Payments to be liquidated as the greater of the Contract Value or the unliquidated Purchase Payments, reduced by the accumulated earnings, or $49,000 - $2,000 = $47,000.

e)

Finally, we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for each Purchase Payment liquidated based on the breakpoint Tier and the length of time the payment has been in the Contract.

●	The initial Purchase Payment is in the first breakpoint Tier and the third Payment Year, so the applicable withdrawal charge is .04 × $27,000 = $1,080.
●	The subsequent payment of $20,000 is in the second breakpoint Tier and the second Payment Year, so the applicable withdrawal charge is .04 × $20,000 = $800.
●	The total withdrawal charge is $1,080 + $800 = $1,880

A-1

Appendix B: Impact of Transactions on Portfolio Stabilization Process®

The following tables are applicable to Contracts issued with an IPFL 12.11 Series Rider. They illustrate the impact of various types of transactions on the Portfolio Stabilization Process®. In Table B-1, we illustrate the impact of Additional Purchase Payments, Credits and Step-Ups. In Table B-2, we illustrate the impact of various types of withdrawals of Contract Value.

Table B-1. Impact of Additional Purchase Payments, Step-ups and Credits

Type of Transaction	Impact on the Portfolio Stabilization Process®
Additional Purchase Payments:
A) Before Lifetime Income Date

An Additional Purchase Payment increases the Contract Value and the Reference Value on a dollar for dollar basis. The Portfolio Stabilization Process® calculates the ratio of the new Contract Value to the new Reference Value to determine a Reference Value Ratio. (See “Portfolio Stabilization Process® – STEP TWO.”) After that, the Portfolio Stabilization Process® reviews your Contract Value Allocation to determine if a transfer will be made. (See “Portfolio Stabilization Process® – STEP THREE.”) Any other change in Contract Value on the date of the Additional Purchase Payment, however, may result in all, some or none of your Contract Value being transferred under the Portfolio Stabilization Process®.

B) On and after the Lifetime Income Date

An Additional Purchase Payment increases the Contract Value and may increase the Reference Value. Unlike an Additional Purchase Payment before the Lifetime Income Date, we may offset the Additional Purchase Payment by your withdrawals (see “Portfolio Stabilization Process® – STEP ONE”). In any event, the Portfolio Stabilization Process® calculates the ratio of the new Contract Value to the Reference Value to determine a Reference Value Ratio. (See “Portfolio Stabilization Process® – STEP TWO.”) After that, the Portfolio Stabilization Process® reviews your Contract Value Allocation to determine if a transfer will be made. (See “Portfolio Stabilization Process® – STEP THREE.”) Any other change in Contract Value on the date of the Additional Purchase Payment, however, may result in all, some or none of your Contract Value being transferred under the Portfolio Stabilization Process®.

Increases in Guaranteed Amounts:
Credit

A Credit increases the Benefit Base and Lifetime Income Amount under an IPFL 12.11 Series Rider. It does not increase Contract Value or the Reference Value. As a result, a Credit does not change the Reference Value Ratio and does not automatically trigger a transfer under the Portfolio Stabilization Process®. Any other change in Contract Value on the date of a Credit, however, may result in all, some or none of your Contract Value being transferred under the Portfolio Stabilization Process®.

Step-Up

A Step-Up increases the Benefit Base and Lifetime Income Amount under an IPFL 12.11 Series Rider. It does not increase Contract Value or the Reference Value. As a result, a Step-Up does not change the Reference Value Ratio and does not automatically trigger a transfer under the Portfolio Stabilization Process®. Any other change in Contract Value on the date of the Step-Up, however, may result in all, some or none of your Contract Value being transferred under the Portfolio Stabilization Process®.

Table B-2. Impact of Withdrawals

Type of Withdrawal	Impact on the Portfolio Stabilization Process®
From a selected Investment Option	The IPFL 12.11 Series Rider does not permit you to withdraw Contract Value from a specific Investment Option if your Contract Value is allocated to more than one Investment Option.
Pro rata from each Investment Option in which your Contract Value is allocated

Your Contract Value reduces and your Contract’s Reference Value may change depending on the specific type of withdrawal transaction, as described below. The Portfolio Stabilization Process® calculates the ratio of remaining Contract Value to Reference Value (as may be adjusted) to determine if the withdrawal will result in a review of your Contract Value allocation. (See “Portfolio Stabilization Process® – STEP TWO”) Since the withdrawal under your Contract is taken pro rata from each Investment Option, the dollar-weighted Assumed Equity Allocation Factor for your Contract does not change. Your withdrawal may, however, result in a transfer of remaining Contract Value to the Select Bond Trust Subaccount if the RV Ratio Band declines (See “Portfolio Stabilization Process® – STEP THREE”).

Withdrawals before the Lifetime Income Date

Your withdrawal is an Excess Withdrawal. It reduces the remaining Contract Value and the Reference Value on a pro rata basis. It does not reduce the Reference Value Ratio, and does not result in an additional transfer of Contract Value to the Select Bond Trust Subaccount under the Portfolio Stabilization Process®. Any other change in Contract Value on the date of your withdrawal, however, may result in all, some, or none of your remaining Contract Value being transferred under the Portfolio Stabilization Process®.

Withdrawals of the Lifetime Income Amount after the Lifetime Income Date

Your withdrawal reduces the Contract Value but does not reduce the Reference Value. As a result, your withdrawal changes the Reference Value Ratio, which may lead to a transfer of a portion of remaining Contract Value to the Select Bond Trust Subaccount under the Portfolio Stabilization Process®. Any other change in Contract Value on the date of your withdrawal, however, may result in all, some, or none of your remaining Contract Value being transferred under the Portfolio Stabilization Process®.

Excess Withdrawals after the Lifetime Income Date

Your withdrawal exceeds the Lifetime Income Amount. It reduces the Contract Value and the Reference Value on a pro rata basis. It does not reduce the Reference Value Ratio, and does not result in an additional transfer of Contract Value to the Select Bond Trust Subaccount under the Portfolio Stabilization Process®. Any other change in Contract Value on the date of your withdrawal, however, may result in all, some, or none of your remaining Contract Value being transferred under the Portfolio Stabilization Process®.

Withdrawals after the Lifetime Income Date under the Income Made Easy Program:
(A) full allowable amount	Same as “Withdrawals of the Lifetime Income Amount after the Lifetime Income Date,” above.
(B) the full allowable amount plus any increases in Contract Value resulting from investment gains at the end of a Contract Year

Your withdrawals during a Contract Year reduce the Contract Value, but not the Reference Value. Your withdrawal of investment gains at the end of a Contract Year reduces the Reference Value in proportion to the reduction of Contract Value. Each withdrawal of the full allowable amount changes the Reference Value Ratio, which may result in a transfer of a portion of remaining Contract Value to the Select Bond Trust Subaccount under the Portfolio Stabilization Process®. Your withdrawal of investment gains, if any, at the end of a Contract Year will not change the Reference Value Ratio and will not trigger an automatic transfer.

Type of Withdrawal	Impact on the Portfolio Stabilization Process®
(C) the full allowable amount plus any amount under our Life Expectancy Distribution Program that would exceed the full allowable amount

Your withdrawal reduces the Contract Value but does not reduce the Reference Value. As a result, each withdrawal changes the Reference Value Ratio, which may lead to a transfer of a portion of remaining Contract Value to the Select Bond Trust Subaccount under the Portfolio Stabilization Process®. Any other change in Contract Value on the date of your withdrawal, however, may result in all, some, or none of your remaining Contract Value being transferred under the Portfolio Stabilization Process®.

(D) the annual amount under our Life Expectancy Distribution Program (in lieu of the full allowable amount)

Your withdrawal reduces the Contract Value but does not reduce the Reference Value. As a result, each withdrawal changes the Reference Value Ratio, which may lead to a transfer of a portion of remaining Contract Value to the Select Bond Trust Subaccount under the Portfolio Stabilization Process®. Any other change in Contract Value on the date of your withdrawal, however, may result in all, some, or none of your remaining Contract Value being transferred under the Portfolio Stabilization Process®.

(E) a specified dollar amount that is less than the full allowable amount

Your withdrawal reduces the Contract Value. Because the specified dollar amount is less than the Lifetime Income Amount, the Reference Value is not reduced. As a result, your withdrawal changes the Reference Value Ratio, which may lead to a transfer of a portion of remaining Contract Value to the Select Bond Trust Subaccount under the Portfolio Stabilization Process®. Any other change in Contract Value on the date of your withdrawal, however, may result in all, some, or none of your remaining Contract Value being transferred under the Portfolio Stabilization Process®.

Withdrawals under the Life Expectancy Distribution Program: Same as Income Made Easy selections (C) and (D), above.

Appendix C: Examples of the Portfolio Stabilization Process®

The following examples assume four separate Contracts are purchased on the same day. The initial Net Purchase Payment for each Contract is $100,000. The examples are based on hypothetical performance that varies by Subaccount.

●	Owner A allocates the entire $100,000 to Lifestyle Growth Portfolio Subaccount.
●	Owner B allocates the entire $100,000 to Lifestyle Conservative Portfolio Subaccount.
●	Owner C allocates $50,000 to Lifestyle Balanced Portfolio Subaccount and $50,000 to Lifestyle Conservative Portfolio Subaccount.
●	Owner D allocates $90,000 to Lifestyle Growth Portfolio Subaccount and $10,000 to Ultra Short Term Bond Trust Subaccount.

The examples also assume there are no transactions other than the ones described in each example, and all days are Business Days. All Contract Values are rounded to the nearest dollar, which may cause some calculations to appear slightly incorrect.

Initial Reference Value, RV Ratio and RV Ratio Band

The initial Reference Value is equal to the initial Contract Value of $100,000 for each of the four Contracts. The Reference Value Ratio (RV Ratio) is equal to the Contract Value divided by the Reference Value $100,000/$100,000 which is 100%. Since the RV Ratio is greater than 92.5%, the RV Ratio Band is set at 5.

Overview. The table below highlights the results illustrated in the examples that follow.

Portfolio Stabilization Process® Result
Type of Transaction	No Transfer	Transfer to Select Bond Trust Subaccount	Transfer from Select Bond Trust Subaccount
Monthly Review of Reference Value	1(a), 1(b), 1(c), 1(d)
Decrease in RV Ratio Band	2(b)	2(a), 2(c) , 2(d)
Increase in RV Ratio Band	3(b)		3(a), 3(c), 3(d)
Monthly Anniversary Review of Allocation while RV Ratio is less than 82.5%	4(b)	4(c)	4(a), 4(d)
Withdrawal of Lifetime Income Amount		5(a), 5(d)
Excess Withdrawal	5(b)
Withdrawal Prior to Lifetime Income Date	5(c)
Additional Net Purchase Payment		6(a), 6(b)	6(c), 6(d)
Owner-directed Transfer between Subaccounts	7(c)	7(b)	7(a), 7(d)

Example 1: Monthly Review of Reference Value

Assume that at the end of the day on the first Monthly Anniversary of the Contracts, we compare the Contract Value of each of the four Contracts to the Reference Value for the Contract.

a)	Assume that the Contract Value on Owner A’s Contract has increased to $101,241. We increase the Reference Value to $101,241. The RV Ratio is 100% and the RV Ratio Band is 5.

b)

Assume that the Contract Value on Owner B’s Contract has decreased to $99,274. Since the Contract Value is less than the current Reference Value, the Reference Value remains $100,000. The RV Ratio is 99.27% and the RV Ratio Band is still 5.

c)

Assume that the Contract Value on Owner C’s Contract has decreased to $99,937. Since the Contract Value is less than the current Reference Value, the Reference Value remains $100,000. The RV Ratio is 99.94% and the RV Ratio Band is still 5.

d)	Assume that the Contract Value on Owner D’s Contract has increased to $101,015. We increase the Reference Value to $101,015. The RV Ratio is 100% and the RV Ratio Band is 5.

Example 2: Decreases in RV Ratio Band

a)

Assume that the Contract Value of Owner A’s Contract increases over the first four months to $107,166. We increase the Reference Value on the fourth Monthly Anniversary to equal the Contract Value. Then assume that the Contract Value begins to decrease as a result of declining market performance. The Portfolio Stabilization Process® proceeds through Step One and Step Two every day, but does not proceed to Step Three unless the RV Ratio Band decreases to 4 or lower. Assume that the Contract Value decreases to $98,608. The RV Ratio is 92.01% ($98,608/$107,166) and the RV Ratio Band is 4. Since the RV Ratio Band has decreased, the Portfolio Stabilization Process® proceeds to Step Three. 100% of the Contract Value is in the Lifestyle Growth Portfolio Subaccount, so the dollar-weighted Assumed Equity Allocation Factor (AEAF) is 70 – the AEAF for the Lifestyle Growth Portfolio Subaccount. Based on the Contract Value of $98,608, the RV Ratio Band of 4 and the dollar-weighted AEAF of 70, the Portfolio Stabilization Process® calculates that $13,779 must be allocated to the Select Bond Trust Subaccount. We transfer this amount from the Lifestyle Growth Portfolio Subaccount, leaving a balance of $84,829 in that Subaccount.

b)

Assume that the Contract Value of Owner B’s Contract increases over the first four months to $101,961. We increase the Reference Value on the fourth Monthly Anniversary to equal the Contract Value. Then assume that the Contract Value begins to decrease as a result of declining market performance. The Portfolio Stabilization Process® proceeds through Step One and Step Two every day, but does not proceed to Step Three unless the RV Ratio Band decreases to 4 or lower. Assume that the Contract Value decreases to $93,996. The RV Ratio is 92.19% ($93,996/$101,961) and the RV Ratio Band is 4. Since the RV Ratio Band has decreased, the Portfolio Stabilization Process® proceeds to Step Three. 100% of the Contract Value is in the Lifestyle Conservative Portfolio Subaccount, so the AEAF is 20 – the AEAF for the Lifestyle Conservative Portfolio Subaccount. Based on the Contract Value of $93,996, the RV Ratio Band of 4 and the dollar-weighted AEAF of 20, the Portfolio Stabilization Process® calculates that there is no required allocation to the Select Bond Trust Subaccount. As long as the Contract Value remains allocated 100% to the Lifestyle Conservative Portfolio Subaccount, the AEAF of 20 will result in no required allocation to the Select Bond Trust Subaccount, regardless of the value of the RV Ratio Band.

c)

Assume that the Contract Value of Owner C’s Contract increases over the first four months to $103,878. We increase the Reference Value on the fourth Monthly Anniversary to equal the Contract Value. Then assume that the Contract Value begins to decrease as a result of declining market performance. The Portfolio Stabilization Process® proceeds through Step One and Step Two every day, but does not proceed to Step Three unless the RV Ratio Band decreases to 4 or lower. Assume that the Contract Value decreases to $95,651 ($47,405 in the Lifestyle Balanced Portfolio Subaccount and $48,246 in the Lifestyle Conservative Subaccount). The RV Ratio is 92.08% ($95,651/$103,878) and the RV Ratio Band is equal to 4. Since the RV Ratio Band has decreased, the Portfolio Stabilization Process® proceeds to Step Three. The Contract Value is in both the Lifestyle Balanced and the Lifestyle Conservative Portfolio Subaccounts, so the AEAF is 34.87 ((50 × $47,405 + 20 × $48,246)/$95,651). Based on the Contract Value of $95,651, the RV Ratio Band of 4 and the dollar-weighted AEAF of 34.87, the Portfolio Stabilization Process® calculates that $7,973 must be allocated to the Select Bond Trust Subaccount. We transfer the $7,973 proportionally from the Lifestyle Balanced and Lifestyle Conservative Portfolio Subaccounts. The amount transferred from the Lifestyle Balanced Portfolio Subaccount is $3,951 and the amount transferred from the Lifestyle Conservative Portfolio Subaccount is $4,022.

d)

Assume that the Contract Value of Owner D’s Contract increases over the first four months to $106,461. We increase the Reference Value on the fourth Monthly Anniversary to equal the Contract Value. Then assume that the Contract Value begins to decrease as a result of declining market performance. The Portfolio Stabilization Process® proceeds through Step One and Step Two every day, but does not proceed to Step Three unless the RV Ratio Band decreases to 4 or lower. Assume that the Contract Value decreases to $98,357 ($88,746 in the Lifestyle Growth Portfolio Subaccount and $9,611 in the Ultra Short Term Bond Trust Subaccount). The RV Ratio is 92.39% ($98,357/$106,461) and the RV Ratio Band is 4. Since the RV Ratio Band has decreased, the Portfolio Stabilization Process® proceeds to Step Three. The dollar-weighted AEAF is based only on the portion of the Contract Value allocated to the Lifestyle Growth Portfolio Subaccount, so the AEAF is 70. Based on the Contract Value of $98,357, the RV Ratio Band of 4 and the dollar-weighted AEAF of 70, the Portfolio Stabilization Process® calculates that $13,688 must be allocated to the Select Bond Trust Subaccount. The Portfolio Stabilization Process® proceeds to Step Four. The $9,611 in the Ultra Short Term Bond Trust Subaccount is credited toward the total that must be allocated to the Select Bond Trust Subaccount, reducing the required transfer amount to $4,077, which we transfer from the Lifestyle Growth Portfolio Subaccount.

Example 3: Increases in RV Ratio Band

After Contract Value has been transferred to the Select Bond Trust Subaccount, the Portfolio Stabilization Process® will transfer Contract Value back to the Lifestyle Portfolio Subaccounts if the RV Ratio Band increases to a higher level and remains at least at that level for 5 days.

a)

Assume that the RV Ratio Band for Owner A’s Contract is 3. If the RV Ratio Bands calculated for the next 10 days are 3, 3, 4, 4, 3, 4, 4, 4, 4, 4, the Portfolio Stabilization Process® proceeds to Step Three on the 10th day since the RV Ratio Band increased from 3 to 4 and remained at 4 for five consecutive days. Assume that the Contract Value on that day is $96,878 ($70,142 in the Lifestyle Growth Portfolio Subaccount and $26,736 in the Select Bond Trust Subaccount). The Lifestyle Growth Portfolio Subaccount AEAF is 70. Based on the Contract Value of $96,878, the RV Ratio Band of 4 and the dollar-weighted AEAF of 70, the Portfolio Stabilization Process® calculates that $13,779 must be allocated to the Select Bond Trust Subaccount. Since $26,736 is already in the Select Bond Trust Subaccount, we transfer the excess amount of $12,957 from the Select Bond Trust Subaccount to the Lifestyle Growth Portfolio Subaccount.

b)	Since Owner B’s Contract is allocated 100% to the Lifestyle Conservative Portfolio Subaccount, there is no impact from an increase in the RV Ratio Band.

c)

Assume that the RV Ratio Band for Owner C’s Contract is 4. If the RV Ratio Bands for the next 5 days are 5, 5, 5, 5, 5, the Portfolio Stabilization Process® proceeds to Step Three on the 5th day, since the RV Ratio Band increased from 4 to 5 and remained at 5 for five consecutive days. Assume that the Contract Value on that day is $96,747 ($44,559 in the Lifestyle Balanced Portfolio Subaccount, $44,323 in the Lifestyle Conservative Portfolio Subaccount, and $7,865 in the Select Bond Trust Subaccount). The dollar-weighted AEAF is 35.04 ((50 × $44,559 + 20 × $44,323)/($44,559 + $44,323)). Based on the

RV Ratio Band of 5, the Portfolio Stabilization Process® does not require any transfer to the Select Bond Trust Subaccount. Since $7,865 is already in the Select Bond Trust Subaccount, we transfer the $7,865 from the Select Bond Trust Subaccount proportionally to the Lifestyle Balanced and Lifestyle Conservative Portfolio Subaccounts. The amount transferred to the Lifestyle Balanced Portfolio Subaccount is $3,943 and the amount transferred to the Lifestyle Conservative Portfolio Subaccount is $3,922.

d)

Assume that the RV Ratio Band for Owner D’s Contract is 3. If the RV Ratio Bands for the next 10 days are 3, 3, 4, 4, 3, 4, 4, 4, 4, 4, the Portfolio Stabilization Process® proceeds to Step Three on the 10th day since the RV Ratio Band increased from 3 to 4 and remained at 4 for five consecutive days. Assume that the Contract Value on that day is $96,374 ($69,966 in the Lifestyle Growth Portfolio Subaccount, $9,467 in the Ultra Short Term Bond Trust Subaccount and $16,941 in the Select Bond Trust Subaccount). 100% of the Contract Value in the Lifestyle Portfolio Subaccounts is in the Lifestyle Growth Portfolio Subaccount, so the AEAF is 70. Based on the Contract Value of $96,374, the RV Ratio Band of 4 and the dollar-weighted AEAF of 70, the Portfolio Stabilization Process® calculates that $13,688 must be allocated to the Select Bond Trust Subaccount. Since $9,467 is allocated to the Ultra Short Term Bond Trust Subaccount and $16,941 is allocated to the Select Bond Trust Subaccount, we transfer the excess amount of $12,720 ($9,467 + $16,941 - $13,688) from the Select Bond Trust Subaccount to the Lifestyle Growth Portfolio Subaccount. The Portfolio Stabilization Process® does not transfer money from the Ultra Short Term Bond Trust Subaccount.

Example 4: RV Ratio is less than 82.5%

a)

Assume that the RV Ratio reduces to less than 82.5%, resulting in an RV Ratio Band of 0 for Owner A’s Contract. $61,238 is in the Select Bond Trust Subaccount and the remainder of the total Contract Value of $87,237 is in the Lifestyle Growth Portfolio Subaccount. On the next Monthly Anniversary, the portion of the Contract Value in the Select Bond Trust Subaccount decreases to $58,070 while the portion in the Lifestyle Growth Portfolio Subaccount decreases to $21,975, for a total Contract Value of $80,045. The Reference Value is still $107,145 so the RV Ratio is 74.71% and the RV Ratio Band is 0. Based on the Contract Value of $80,045, the RV Ratio Band of 0 and the AEAF of 70, the Portfolio Stabilization Process® requires $57,175 to be allocated to the Select Bond Trust Subaccount. As described in Step Four of the Portfolio Stabilization Process®, we will transfer $895 from the Select Bond Trust Subaccount to the Lifestyle Growth Portfolio Subaccount.

b)

Since Owner B’s Contract is allocated 100% to the Lifestyle Conservative Portfolio Subaccount, even when the RV Ratio Band is 0 on a Monthly Anniversary, the Portfolio Stabilization Process® will determine that there is no required allocation to the Select Bond Trust Subaccount.

c)

Assume that the RV Ratio reduces to less than 82.5% resulting in an RV Ratio Band of 0 for Owner C’s Contract. $34,389 is in the Select Bond Trust Subaccount, $23,779 in the Lifestyle Balanced Portfolio Subaccount and $26,773 in the Lifestyle Conservative Portfolio Subaccount. On the next Monthly Anniversary the portion of the Contract Value in the Select Bond Trust Subaccount decreases to $33,068, the portion in the Lifestyle Balanced Portfolio Subaccount decreases to $22,969 and the portion in the Lifestyle Conservative Portfolio decreases to $25,784, for a total Contract Value of $81,821. The Reference Value is still $103,878 so the RV Ratio is 78.77% and the RV Ratio Band is 0. The dollar weighted AEAF is 34.13. Based on the Contract Value of $81,821, the RV Ratio Band of 0 and the AEAF of 34.13, the Portfolio Stabilization Process® requires $33,880 to be allocated to the Select Bond Trust Subaccount. As described in Step Four of the Portfolio Stabilization Process®, we transfer $812 to the Select Bond Trust Subaccount proportionally from the Lifestyle Moderate and Lifestyle Conservative Portfolio Subaccounts ($383 from the Lifestyle Moderate Portfolio Subaccount and $430 from the Lifestyle Conservative Portfolio Subaccount).

d)

Assume that the RV Ratio reduces to less than 82.5% resulting in an RV Ratio Band of 0 for Owner D’s Contract. $51,870 is in the Select Bond Trust Subaccount, $25,694 in the Lifestyle Growth Portfolio Subaccount and $8,965 in the Ultra Short Term Bond Trust Subaccount. On a subsequent Monthly Anniversary the portion of the Contract Value in the Select Bond Trust Subaccount increases to $52,694, the portion in the Lifestyle Growth Portfolio Subaccount decreases to $25,373 and the portion in the Ultra Short Term Bond Trust Subaccount increases to $9,008, for a total Contract Value of $87,074. The Reference Value is still $106,461 so the RV Ratio is 81.79% and the RV Ratio Band is 0. The dollar weighted AEAF is 70. Based on the Contract Value of $87,074, the RV Ratio Band of 0 and the AEAF of 70, the Portfolio Stabilization Process® requires $60,835 to be allocated to the Select Bond Trust Subaccount. As described in Step Four, the Portfolio Stabilization Process® will determine that the $9,008 already in the Ultra Short Term Bond Trust Subaccount reduces the required allocation to the Select Bond Trust Subaccount to $51,827. Therefore, we transfer $867 from the Select Bond Trust Subaccount to the Lifestyle Growth Portfolio Subaccount since there is an excess in the Select Bond Trust Subaccount.

Example 5: Withdrawals

a)

Assume that Owner A takes a withdrawal of the Lifetime Income Amount on a day when the Contract Value is $95,268 ($68,358 in the Lifestyle Growth Portfolio Subaccount and $26,910 in the Select Bond Trust Subaccount), the Reference Value is $107,166, the RV Ratio Band is 3 and the Lifetime Income Amount is $5,000. We withdraw the $5,000 proportionally from the Lifestyle Growth Portfolio and Select Bond Trust Subaccounts. The balance in the Lifestyle Growth Portfolio Subaccount following the withdrawal is $64,770 ($68,358 - $5,000 × $68,358/$95,268). The balance in the Select Bond Trust Subaccount is $25,497 ($26,910 - $5,000 × $26,910/$95,268). The total Contract Value after the withdrawal is $90,268. The withdrawal of the Lifetime Income Amount does not reduce the Reference Value so the RV Ratio is now

84.23% ($90,268/$107,166). The RV Ratio Band is 1. Based on the Contract Value of $90,268, the RV Ratio Band of 1 and the AEAF of 70, the Portfolio Stabilization Process® requires $50,521 to be allocated to the Select Bond Trust Subaccount, and therefore we transfer $25,024 from the Lifestyle Growth Portfolio Subaccount to the Select Bond Trust Subaccount.

b)

Assume that Owner B takes a withdrawal of $10,000 on a day when the Contract Value is $98,723 (100% in the Lifestyle Conservative Portfolio Subaccount), the Reference Value is $101,961, the RV Ratio Band is 5 and the Lifetime Income Amount is $5,000. We first reduce the Contract Value to $93,723 due to the withdrawal of the $5,000. This portion of the withdrawal does not reduce the Reference Value. The remaining $5,000 of the withdrawal reduces the Contract Value to $88,723. This Excess Withdrawal reduces the Reference Value in the same proportion as it reduces the Contract Value. The reduced Reference Value is $96,522 ($101,961 - $5,000/$93,723 × $101,961). The RV Ratio is now 91.92% ($88,723/$96,522). The RV Ratio Band is 4. Based on the Contract Value of $88,723, the RV Ratio Band of 4 and the AEAF of 20, there is no required allocation to the Select Bond Trust Subaccount.

c)

Assume that Owner C takes a withdrawal of $5,000 prior to the Lifetime Income Date when the Contract Value is $95,409 ($41,687 in the Lifestyle Balanced Portfolio Subaccount, $45,946 in the Lifestyle Conservative Portfolio Subaccount, and $7,776 in the Select Bond Trust Subaccount), the Reference Value is $103,878 and the RV Ratio Band is 4. The total Contract Value after the withdrawal is $90,409. The withdrawal is an Excess Withdrawal since it is prior to the Lifetime Income Date, and therefore it reduces the Reference Value proportionally. Since the Reference Value is reduced in the same proportion as the Contract Value, the RV Ratio and RV Ratio Band do not change. Since the RV Ratio Band is still equal to 4, the Portfolio Stabilization Process® does not proceed to Step Three.

d)

Assume that Owner D takes a withdrawal of the Lifetime Income Amount when the Contract Value is $93,947 ($64,676 in the Lifestyle Growth Portfolio Subaccount, $9,665 in the Ultra Short Term Bond Trust Subaccount and $29,605 in the Select Bond Trust Subaccount), the Reference Value is $106,461, the RV Ratio Band is 3 and the Lifetime Income Amount is $5,000. The $5,000 is withdrawn proportionally from the Lifestyle Growth PS, Ultra Short Term Bond and Select Bond Trust Subaccounts. The balance in the Lifestyle Growth Portfolio Subaccount following the withdrawal is $51,766 ($64,676 - $5,000 × $64,676/$93,947). The balance in the Ultra Short Term Bond Trust Subaccount is $9,150 ($9,665 - $5,000 × $9,665/$93,947). The balance in the Select Bond Trust Subaccount is $28,030 ($29,605 - $5,000 × $29,605/$93,947). The total Contract Value after the withdrawal is $88,947. The withdrawal of the Lifetime Income Amount does not reduce the Reference Value, so the RV Ratio is now 83.55% ($88,947/$106,461). The RV Ratio Band is 1. Based on the Contract Value of $88,947, the RV Ratio Band of 1 and the AEAF of 70, the Portfolio Stabilization Process® requires $50,189 to be allocated to the Select Bond Trust Subaccount. The $9,150 in the Ultra Short Term Bond Trust Subaccount is credited toward that amount, reducing it to $41,038. Therefore we transfer $13,009 ($41,038 - $28,030) from the Lifestyle Growth Portfolio Subaccount to the Select Bond Trust Subaccount.

Example 6: Additional Purchase Payments

a)

Assume Owner A makes an additional Net Purchase Payment of $10,000 when the Contract Value is $90,763 ($39,604 in the Lifestyle Growth Portfolio Subaccount and $51,159 in the Select Bond Trust Subaccount), the Reference Value is $107,145 and the RV Ratio Band is 1. The Contract Value increases to $100,763 ($49,604 in the Lifestyle Growth Portfolio Subaccount and $51,159 in the Select Bond Trust Subaccount). The Reference Value increases by $5,000 – the excess of the additional Net Purchase Payment over the prior withdrawal of $5,000 that did not reduce the Reference Value. The new Reference Value is $112,145. The RV Ratio is 89.88% ($100,763/$112,115) and the RV Ratio Band is 3. Based on the Contract Value of $100,763, the RV Ratio Band of 3 and the AEAF of 70, the Portfolio Stabilization Process® requires $52,878 to be allocated to the Select Bond Trust Subaccount. Therefore we transfer $1,720 from the Lifestyle Growth Portfolio Subaccount to the Select Bond Trust Subaccount. In this example, although the RV Ratio Band increases as a result of the additional Net Purchase Payment, a transfer to the Select Bond Trust Subaccount is required because the entire additional Net Purchase Payment went into the Lifestyle Growth Portfolio Subaccount.

b)

Assume Owner B makes an additional Net Purchase Payment of $10,000 allocated to the Lifestyle Moderate Portfolio Subaccount when the Contract Value is $88,387 (100% in the Lifestyle Conservative Portfolio Subaccount), the Reference Value is $96,522 and the RV Ratio Band is 4. The Contract Value increases to $98,387 ($88,387 in the Lifestyle Conservative Portfolio Subaccount and $10,000 in the Lifestyle Moderate Portfolio Subaccount). The Reference Value increases by the total additional Net Purchase Payment of $10,000 since the prior withdrawal reduced the Reference Value. The new Reference Value is $106,522. The RV Ratio is 92.36% ($98,387/$106,522) and the RV Ratio Band is 4. The dollar-weighted AEAF is based on the portions of the Contract Value in the Lifestyle Conservative and Lifestyle Moderate Portfolio Subaccounts, and is 22.03 ((20 × $88,387 + 40 × $10,000)/$98,387). Based on the Contract Value of $98,387, the RV Ratio Band of 4 and the AEAF of 22.03, the Portfolio Stabilization Process® requires $1,769 to be allocated to the Select Bond Trust Subaccount. Therefore we transfer $1,769 proportionally from the Lifestyle Conservative and the Lifestyle Moderate Portfolio Subaccounts to the Select Bond Trust Subaccount. The amount transferred from the Lifestyle Conservative Portfolio Subaccount is $1,589 ($1,769 × $88,387/$98,387) and the amount transferred from the Lifestyle Moderate Portfolio Subaccount is $180 ($1,769 × $10,000/$98,387).

c)

Assume Owner C makes an additional Net Purchase Payment of $10,000 allocated 50% to the Lifestyle Balanced Portfolio Subaccount and 50% to the Lifestyle Conservative Portfolio Subaccount. The Contract Value prior to the additional Net

Purchase Payment is $90,957 ($39,829 in the Lifestyle Balanced Portfolio Subaccount, $43,748 in the Lifestyle Conservative Portfolio Subaccount and $7,380 in the Select Bond Trust Subaccount). The Reference Value is $98,434 and the RV Ratio Band is 4. The Contract Value increases to $100,957 ($44,829 in the Lifestyle Balanced Portfolio Subaccount, $48,748 in the Lifestyle Conservative Portfolio Subaccount and $7,380 in the Select Bond Trust Subaccount). Next, the Reference Value increases by the total additional Net Purchase Payment of $10,000 since the prior withdrawal reduced the Reference Value. The new Reference Value is $108,434. The RV Ratio is 93.10% ($100,957/$108,434) and the RV Ratio Band is 5. The dollar-weighted AEAF, calculated based on the portions of the Contract Value allocated to the Lifestyle Balanced and Lifestyle Conservative Portfolio Subaccounts, is 34.37 ((50 × $44,829 + 20 × $48,748)/($44,829 + $48,748)). Based on the RV Ratio Band of 5 the Portfolio Stabilization Process® does not require any amount to be allocated to the Select Bond Trust Subaccount. We proceed to Step Four and transfer the $7,380 from the Select Bond Trust Subaccount proportionally to the Lifestyle Balanced and Lifestyle Conservative Portfolio Subaccounts. The amount transferred to the Lifestyle Balanced Portfolio Subaccount is $3,536 ($7,380 × $44,829/($44,829 + $48,748)), and the amount transferred to the Lifestyle Conservative Portfolio Subaccount is $3,845 ($7,380 × $48,748/($44,829 + $48,748)).

d)

Assume Owner D makes an additional Net Purchase Payment of $5,000 allocated 90% to the Lifestyle Growth Portfolio Subaccount and 10% to the Ultra Short Term Bond Trust Subaccount. The Contract Value prior to the additional Net Purchase Payment is $89,413 ($39,096 in the Lifestyle Growth Portfolio Subaccount, $9,214 in the Ultra Short Term Bond Trust Subaccount and $41,103 in the Select Bond Trust Subaccount). The Reference Value is $106,461 and the RV Ratio Band is 1. The Contract Value increases to $94,413 ($43,596 in the Lifestyle Growth Portfolio Subaccount, $9,714 in the Ultra Short Term Bond Trust Subaccount and $41,103 in the Select Bond Trust Subaccount). Since the prior $5,000 withdrawal did not reduce the Reference Value, that withdrawal is subtracted from the $5,000 additional Net Purchase Payment, resulting in no increase to the Reference Value. The RV Ratio is 88.68% ($94,413/$106,461), and the RV Ratio Band is 3. The dollar-weighted AEAF is equal to the AEAF for the Lifestyle Growth Portfolio Subaccount, or 70. Based on the Contract Value of $94,413, the RV Ratio Band of 3 and the AEAF of 70, the Portfolio Stabilization Process® requires $26,615 to be allocated to the Select Bond Trust Subaccount. The total Contract Value allocated to both the Ultra Short Term Bond Trust Subaccount and the Select Bond Trust Subaccount is $50,818. Therefore we transfer the excess allocation of $24,202 ($50,818 - $26,615) from the Select Bond Trust Subaccount to the Lifestyle Growth Portfolio Subaccount.

Example 7: Transfers

a)

Assume that two days after the additional Net Purchase Payment, when the Contract Value is $100,767 ($48,399 in the Lifestyle Growth Portfolio Subaccount and $52,368 in the Select Bond Trust Subaccount), Contract Owner A elects to transfer the balance from the Lifestyle Growth Portfolio Subaccount to the Lifestyle Balanced Portfolio Subaccount. There is no change to the RV Ratio or the RV Ratio Band. As a result of the transfer the AEAF is now 50. Based on the Contract Value of $100,767, the RV Ratio Band of 3 and the AEAF of 50, the Portfolio Stabilization Process® requires $44,418 to be allocated to the Select Bond Trust Subaccount. Therefore we proceed to Step Four and transfer $7,950 from the Select Bond Trust Subaccount to the Lifestyle Balanced Portfolio Subaccount.

b)

Assume that two days after the additional Net Purchase Payment, when the Contract Value is $97,241 ($85,509 in the Lifestyle Conservative Portfolio Subaccount, $9,961 in the Lifestyle Moderate Portfolio Subaccount, and $1,770 in the Select Bond Trust Subaccount), Contract Owner B elects to transfer $20,000 from the Lifestyle Conservative Portfolio Subaccount to the Lifestyle Moderate Portfolio Subaccount. The RV Ratio Band of 4 does not change as a result of the transfer. As a result of the transfer the AEAF in now 26.28 ((40 × $29,961 + 20 × $65,509)/($29,961 + $65,509)). Based on the Contract Value of $97,241, the RV Ratio Band of 4 and the AEAF of 26.28, the Portfolio Stabilization Process® requires $4,580 to be allocated to the Select Bond Trust Subaccount. Therefore we proceed to Step Four and transfer $2,810 proportionally from the Lifestyle Moderate Portfolio Subaccount and the Lifestyle Conservative Portfolio Subaccount to the Select Bond Trust Subaccount.

c)

Assume that two days after the additional Net Purchase Payment, when the Contract Value is $100,295 ($47,719 in the Lifestyle Balanced Portfolio Subaccount and $52,576 in the Lifestyle Conservative Portfolio Subaccount), Contract Owner C elects to transfer the balance from the Lifestyle Moderate Portfolio Subaccount to the Lifestyle Conservative Portfolio Subaccount. There is no change to the RV Ratio or the RV Ratio Band as a result of the transaction. As a result of the transfer the AEAF is now 20. Based on the Contract Value of $100,295, the RV Ratio Band of 4 and the AEAF of 20, there is no required allocation to the Select Bond Trust Subaccount.

d)

Assume that two days after the additional Net Purchase Payment, when the Contract Value is $94,517 ($67,794 in the Lifestyle Growth Portfolio Subaccount, $9,763 in the Ultra Short Term Bond Trust Subaccount, and $16,960 in the Select Bond Trust Subaccount), Contract Owner D elects to transfer $20,000 from the Lifestyle Growth Portfolio Subaccount to the Ultra Short Term Bond Trust Subaccount. There is no change to the RV Ratio or the RV Ratio Band. The AEAF is still 70. Based on the Contract Value of $94,517, the RV Ratio Band of 3 and the AEAF of 70, the Portfolio Stabilization Process® requires $26,615 to be allocated to the Select Bond Trust Subaccount. Therefore we proceed to Step Four. The total Contract Value in the Ultra Short Term Bond Trust Subaccount is now $29,763, which exceeds the required allocation. We transfer the $16,960 balance in the Select Bond Trust Subaccount to the Lifestyle Growth Portfolio Subaccount. No portion of the Ultra Short Term Bond Trust Subaccount will be transferred.

Appendix U: Tables of Accumulation Unit Values

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of various classes of accumulation units for each Variable Investment Option during the periods shown.

We use accumulation units to measure the value of your investment in a particular Variable Investment Option. Each accumulation unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see “III. Fee Tables” for additional information on these charges).

The table contains information on different classes of accumulation units because we deduct different levels of daily charges. In particular, the table shows accumulation units reflecting the daily charges for:

●	Venture® Opportunity O-Series Contracts with no optional benefit Riders; and
●	Venture® Opportunity O-Series Contracts issued with an Annual Step-Up Death Benefit Rider.

Please note that the fees for guaranteed minimum withdrawal benefit Riders are deducted from Contract Value and, therefore, are not reflected in the accumulation unit values.

Venture Opportunity O-Series

John Hancock Life Insurance Company (U.S.A.) Separate Account H

John Hancock Life Insurance Company of New York Separate Account A

Accumulation Unit Values

Venture Opportunity O-Series Variable Annuity

	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09
Bond PS (merged into Bond Trust eff 11-07-14) - Series II Shares (units first credited 12-02-2011)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	12.825	12.500	12.500	12.500	—	—
Value at End of Year	—	—	—	—	—	12.825	12.500	12.500	—	—
No. of Units	—	—	—	—	—	2,722	—	—	—	—
Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	12.500	12.500	12.500	12.500	—	—
Value at End of Year	—	—	—	—	—	12.500	12.500	12.500	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Bond Trust - Series II Shares (units first credited 11-07-2014)
Contracts with no Optional Benefits
Value at Start of Year	13.007	12.679	12.432	12.533	12.500	—	—	—	—	—
Value at End of Year	12.815	13.007	12.679	12.432	12.533	—	—	—	—	—
No. of Units	1,734,788	485,714	607,077	422,308	21,608	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	12.885	12.597	12.389	12.527	12.500	—	—	—	—	—
Value at End of Year	12.656	12.885	12.597	12.389	12.527	—	—	—	—	—
No. of Units	454,191	108,026	131,129	98,985	1,720	—	—	—	—	—
Core Strategy Trust (merged into Lifestyle Growth Portfolio eff 10-27-2017) - Series II Shares (units first credited 04-29-2013)
Contracts with no Optional Benefits
Value at Start of Year	—	12.500	12.500	12.500	12.500	12.500	—	—	—	—
Value at End of Year	—	12.500	12.500	12.500	12.500	12.500	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Investment Quality Bond Trust - Series II Shares (units first credited 10-21-2016)
Contracts with no Optional Benefits
Value at Start of Year	12.500	12.500	12.500	—	—	—	—	—	—	—
Value at End of Year	12.500	12.500	12.500	—	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	12.500	12.500	12.500	—	—	—	—	—	—	—
Value at End of Year	12.500	12.500	12.500	—	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Lifestyle Balanced Portfolio (formerly Lifestyle Balanced PS Series) - Series II Shares (units first credited 12-02-2011)
Contracts with no Optional Benefits
Value at Start of Year	18.434	16.575	15.787	15.958	15.220	13.623	12.429	12.500	—	—
Value at End of Year	17.431	18.434	16.575	15.787	15.958	15.220	13.623	12.429	—	—
No. of Units	1,132,289	1,632,577	1,744,017	1,947,100	2,237,806	2,335,099	2,191,604	46,735	—	—
Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	18.101	16.325	15.596	15.811	15.126	13.579	12.500	12.500	—	—
Value at End of Year	17.065	18.101	16.325	15.596	15.811	15.126	13.579	12.500	—	—
No. of Units	206,484	331,979	366,786	411,185	452,277	514,636	500,945	—	—	—
Lifestyle Conservative Portfolio (formerly Lifestyle Conservative PS Series) - Series II Shares (units first credited 12-02-2011)
Contracts with no Optional Benefits
Value at Start of Year	15.565	14.706	14.238	14.364	13.743	13.345	12.516	12.500	—	—
Value at End of Year	15.098	15.565	14.706	14.238	14.364	13.743	13.345	12.516	—	—
No. of Units	256,347	294,665	287,650	302,347	304,098	324,024	434,703	30,294	—	—
Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	15.284	14.484	14.065	14.232	13.657	13.302	12.500	12.500	—	—
Value at End of Year	14.781	15.284	14.484	14.065	14.232	13.657	13.302	12.500	—	—
No. of Units	37,500	42,366	43,032	44,676	47,013	48,689	41,346	—	—	—

Venture Opportunity O-Series

	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09
Lifestyle Growth Portfolio (formerly Lifestyle Growth PS Series) - Series II Shares (units first credited 12-02-2011)
Contracts with no Optional Benefits
Value at Start of Year	20.613	17.937	16.903	17.090	16.278	13.812	12.389	12.500	—	—
Value at End of Year	19.147	20.613	17.937	16.903	17.090	16.278	13.812	12.389	—	—
No. of Units	595,984	1,067,756	1,178,917	1,349,285	1,536,148	1,594,988	1,472,926	52,905	—	—
Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	20.241	17.666	16.698	16.934	16.178	13.768	12.386	12.500	—	—
Value at End of Year	18.745	20.241	17.666	16.698	16.934	16.178	13.768	12.386	—	—
No. of Units	225,473	361,968	375,562	385,686	442,207	475,972	414,858	8,161	—	—
Lifestyle Moderate Portfolio (formerly Lifestyle Moderate PS Series) - Series II Shares (units first credited 12-02-2011)
Contracts with no Optional Benefits
Value at Start of Year	17.516	16.019	15.346	15.493	14.795	13.550	12.475	12.500	—	—
Value at End of Year	16.712	17.516	16.019	15.346	15.493	14.795	13.550	12.475	—	—
No. of Units	466,364	614,302	645,028	708,092	842,692	880,622	931,554	4,252	—	—
Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	17.200	15.777	15.159	15.351	14.703	13.506	12.472	12.500	—	—
Value at End of Year	16.361	17.200	15.777	15.159	15.351	14.703	13.506	12.472	—	—
No. of Units	149,525	195,077	215,295	227,081	247,600	267,173	258,910	6,139	—	—
Managed Volatility Balanced Portfolio (formerly Lifestyle Balanced MVP) - Series II Shares (units first credited 12-02-2011)
Contracts with no Optional Benefits
Value at Start of Year	17.967	15.919	15.347	15.857	15.373	13.776	12.500	12.500	—	—
Value at End of Year	16.917	17.967	15.919	15.347	15.857	15.373	13.776	12.500	—	—
No. of Units	245,716	281,338	317,163	333,675	352,643	366,921	334,226	—	—	—
Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	17.643	15.679	15.161	15.711	15.278	13.732	12.436	12.500	—	—
Value at End of Year	16.561	17.643	15.679	15.161	15.711	15.278	13.732	12.436	—	—
No. of Units	63,540	86,547	88,794	89,869	95,327	96,863	93,286	402	—	—
Managed Volatility Conservative Portfolio (formerly Lifestyle Conservative MVP) - Series II Shares (units first credited 12-02-2011)
Contracts with no Optional Benefits
Value at Start of Year	15.723	14.728	14.239	14.383	13.836	13.458	12.500	12.500	—	—
Value at End of Year	15.216	15.723	14.728	14.239	14.383	13.836	13.458	12.500	—	—
No. of Units	68,734	69,440	64,334	67,972	85,444	84,184	80,119	—	—	—
Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	15.439	14.505	14.066	14.251	13.750	13.414	12.500	12.500	—	—
Value at End of Year	14.896	15.439	14.505	14.066	14.251	13.750	13.414	12.500	—	—
No. of Units	15,126	15,205	15,287	15,374	17,825	18,044	36,416	—	—	—
Managed Volatility Growth Portfolio (formerly Lifestyle Growth MVP) - Series II Shares (units first credited 12-02-2011)
Contracts with no Optional Benefits
Value at Start of Year	18.894	16.101	15.743	16.680	16.487	13.962	12.398	12.500	—	—
Value at End of Year	17.479	18.894	16.101	15.743	16.680	16.487	13.962	12.398	—	—
No. of Units	97,982	109,954	137,608	142,775	149,335	151,954	148,790	1,525	—	—
Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	18.554	15.858	15.552	16.527	16.385	13.918	12.395	12.500	—	—
Value at End of Year	17.112	18.554	15.858	15.552	16.527	16.385	13.918	12.395	—	—
No. of Units	87,385	68,480	69,145	69,812	81,578	94,198	94,098	121	—	—
Managed Volatility Moderate Portfolio (formerly Lifestyle Moderate MVP) - Series II Shares (units first credited 12-02-2011)
Contracts with no Optional Benefits
Value at Start of Year	17.504	15.811	15.169	15.472	14.906	13.670	12.500	12.500	—	—
Value at End of Year	16.639	17.504	15.811	15.169	15.472	14.906	13.670	12.500	—	—
No. of Units	78,818	83,245	86,998	87,987	77,515	82,237	83,370	—	—	—
Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	17.188	15.572	14.985	15.330	14.814	13.626	12.475	12.500	—	—
Value at End of Year	16.290	17.188	15.572	14.985	15.330	14.814	13.626	12.475	—	—
No. of Units	73,403	73,995	74,491	75,498	75,251	75,903	57,748	281	—	—

Venture Opportunity O-Series

	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09
Money Market Trust - Series II Shares (units first credited 10-21-2016)
Contracts with no Optional Benefits
Value at Start of Year	12.500	12.500	12.500	—	—	—	—	—	—	—
Value at End of Year	12.500	12.500	12.500	—	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	12.500	12.500	12.500	—	—	—	—	—	—	—
Value at End of Year	12.500	12.500	12.500	—	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Total Bond Market Trust (formerly Total Bond Market Trust B) - Series II Shares (units first credited 10-21-2016)
Contracts with no Optional Benefits
Value at Start of Year	12.500	12.500	12.500	—	—	—	—	—	—	—
Value at End of Year	12.500	12.500	12.500	—	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	12.500	12.500	12.500	—	—	—	—	—	—	—
Value at End of Year	12.500	12.500	12.500	—	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Ultra Short Term Bond Trust - Series II Shares (units first credited 12-02-2011)
Contracts with no Optional Benefits
Value at Start of Year	11.932	11.979	12.042	12.163	12.304	12.442	12.500	12.500	—	—
Value at End of Year	11.972	11.932	11.979	12.042	12.163	12.304	12.442	12.500	—	—
No. of Units	46,355	34,892	36,452	24,110	16,251	18,285	16,093	—	—	—
Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	11.717	11.798	11.895	12.051	12.228	12.402	12.500	12.500	—	—
Value at End of Year	11.720	11.717	11.798	11.895	12.051	12.228	12.402	12.500	—	—
No. of Units	8,361	8,533	11,054	11,190	4,188	4,269	10,302	—	—	—

To obtain a free copy of the Venture® Opportunity O-Series Variable Annuity Statement of Additional Information dated April 29, 2019,

please contact our Annuities Service Center.

PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

Statement of Additional Information

Dated April 29, 2019

Statement of Additional Information

John Hancock Life Insurance Company (U.S.A.) Separate Account H

This Statement of Additional Information is not a Prospectus. This Statement of Additional Information should be read in conjunction with the Prospectuses dated the same date as this Statement of Additional Information. This Statement of Additional Information describes additional information regarding the variable portion of the flexible purchase payment individual deferred variable annuity contracts (singly, a “Contract and collectively, the “Contracts” issued by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) (“John Hancock USA”) in all jurisdictions except New York as follows:

Prospectuses Issued by John Hancock USA

(to be read with this Statement of Additional Information)

Venture® Opportunity A-Series Variable Annuity

Venture® Opportunity O-Series Variable Annuity

You may obtain a copy of the Prospectus listed above by contacting us at the following addresses:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

John Hancock Annuities Service Center
Overnight Mail Address	Mailing Address
30 Dan Road, STE 55444 Canton, MA 02021-2809 (800) 344-1029	PO Box 55444 Boston, MA 02205-5444 www.jhannuities.com

ii

General Information and History

John Hancock Life Insurance Company (U.S.A.) Separate Account H, (the “Separate Account”) (formerly, The Manufacturers Life Insurance Company (U.S.A.) Separate Account H) is a separate investment account of John Hancock Life Insurance Company (U.S.A.), (“we,” “us,” “the Company,” or “John Hancock USA”) (formerly, The Manufacturers Life Insurance Company (U.S.A.)). We are a stock life insurance company organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. Our Michigan office is located at 201 Townsend Street, Suite 900, Lansing, Michigan 48933. Our principal office is located at 200 Berkeley Street, Boston, Massachusetts 02116. John Hancock USA also has an Annuities Service Center – its mailing address is PO Box 55444, Boston, MA 02205-5444; its overnight mail address is 30 Dan Road, STE55444, Canton, MA 02021-2809; and its website address is www.jhannuities.com. Our ultimate parent is Manulife Financial Corporation (“MFC”) based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife.

The Separate Account was established on August 24, 1984 as a separate account of The Manufacturers Life Insurance Company of North America (“Manulife North America”), another wholly-owned subsidiary of MFC which on January 1, 2002 merged into the Company. As a result of this merger, the Company became the owner of all of Manulife North America’s assets, including the assets of the Separate Account and assumed all of Manulife North America’s obligations including those under the Contracts. The merger had no other effect on the terms and conditions of the Contracts or on your allocations among Investment Options.

Our financial statements which are included in this Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

Accumulation Unit Value Tables

The Accumulation Unit Value Tables are located in Appendix U of the Prospectus.

Services

Independent Registered Public Accounting Firm

The statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2018 and 2017, and for each of the three years in the period ended December 31, 2018, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account H at December 31, 2018, and for each of the two years in the period ended December 31, 2018, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Servicing Agent

DXC Technology (formerly Computer Sciences Corporation) provides to us a computerized data processing recordkeeping system for variable and fixed annuity administration. DXC provides various daily, semimonthly, monthly, semiannual and annual reports including:

•	daily updates on accumulation unit values, variable annuity participants and transactions, and agent production and commissions;
•	semimonthly commission statements;
•	monthly summaries of agent production and daily transaction reports;
•	semiannual statements for Contract Owners; and
•	annual Contract Owner tax reports.

We pay DXC a fixed cost of $2.1 million per year, plus certain other fees for the services provided.

Principal Underwriter

John Hancock Distributors, LLC (“JH Distributors”), an indirect wholly owned subsidiary of MFC, serves as principal underwriter of the Contracts. Contracts are offered on a continuous basis. The aggregate dollar amounts of underwriting commissions paid to JH Distributors in 2018, 2017, and 2016 were $210,202,441, $223,192,582, and $224,855,376, respectively.

Special Compensation and Reimbursement Arrangements

The Contracts are primarily sold through selected firms. The Contracts’ principal distributor, JH Distributors, and its affiliates (collectively, “JHD”) pay compensation to broker-dealers (firms) for the promotion, sale and servicing of the Contracts. The compensation JHD pays may vary depending on each firm’s selling agreement and the specific Contract(s) distributed by the firm, but compensation (inclusive of wholesaler overrides and expense allowances) paid to the firms for sale of the Contracts and ongoing services to Contract Owners is not expected to exceed the standard compensation amounts referenced in the Prospectus for the applicable Contract. The amount and timing of this compensation may differ among firms.

The financial advisor through whom your Contract is sold is a registered representative of a broker-dealer, and as such will be compensated pursuant to that registered representative’s own arrangement with his or her broker-dealer. The registered representative and the firm may have multiple options on how they wish to allocate their commissions and/or compensation. We are not involved in determining your financial advisor’s compensation. You are encouraged to ask your financial advisor about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with the sale of your Contract.

Compensation to firms for the promotion, sale and servicing of the Contracts is not paid directly by Contract Owners, but we expect to recoup it through the fees and charges imposed under the Contract.

We may, directly or through JHD, make additional payments to firms, either from 12b-1 distribution fees received from the Contracts’ underlying investment Portfolios or out of our own resources. These payments are sometimes referred to as “revenue sharing.” Revenue sharing expenses are any payments made to broker-dealers or other intermediaries to either (i) compensate the intermediary for expenses incurred in connection with the promotion and/or sale of John Hancock investment products, or (ii) obtain promotional and/or distribution services for John Hancock investment products. Many firms that sell the Contracts receive one or more types of these cash payments. During 2012, we terminated these revenue sharing arrangements with broker-dealers with respect to the sale of John Hancock annuity contracts, although a small number of firms will continue to receive revenue sharing payments in accordance with the terms of certain agreements entered into with these particular firms.

We are among several insurance companies that pay additional payments to certain firms to receive “preferred” or recommended status. These privileges include: additional or special access to sales staff; opportunities to provide and/or attend training and other conferences; advantageous placement of our products on customer lists (“shelf-space arrangements”); and other improvements in sales by featuring our products over others.

Revenue sharing payments assist in our efforts to promote the sale of the Contracts and could be significant to a firm. Not all firms, however, receive additional compensation. We determined which firms to support and the extent of the payments we were willing to make, and generally choose to compensate firms that were willing to cooperate with our promotional efforts and have a strong capability to distribute the Contracts. We did not make an independent assessment of the cost of providing such services. Instead, we agreed with the firm on the methods for calculating any additional compensation. The methods, which vary by firm and are further described below, may have included different categories to measure the amount of revenue sharing payments, such as the level of sales, assets attributable to the firm and the variable annuity contracts covered under the arrangement (including contracts issued by any of our affiliates). The categories of revenue sharing payments that we may provide to firms, directly or through JHD, are not mutually exclusive and may vary from Contract to Contract. We or our affiliates may make additional types of revenue sharing payments for other products, and may enter into new revenue sharing arrangements in the future.

During 2018, Edward Jones Co., L.P., a member firm of the Financial Industry Regulatory Authority (“FINRA”) was the exclusive distributor soliciting sales of the Venture Opportunity variable annuity Contract. We made revenue sharing payments of more than $5,000 to Edward Jones Co., L.P. with respect to Venture Opportunity annuity business during calendar year 2018.

Your Edward Jones Co., L.P. financial advisor can provide you with more information about the compensation arrangements that apply upon the sale of a variable annuity contract.

The sums paid to Edward Jones Co., L.P. do not necessarily constitute “special cash compensation” as defined by NASD Conduct Rule 2830(l)(4). We will endeavor to update this disclosure annually; interim arrangements may not be reflected. We assume no duty to notify any investor whether his or her financial advisor is or should be included in any such disclosure. You are encouraged to review the prospectus for each Portfolio for any other compensation arrangements pertaining to the distribution of Portfolio shares.

We may, directly or through JHD, also have arrangements with intermediaries that are not members of FINRA.

Sales and Asset Based Payments

We may, directly or through JHD, make revenue sharing payments as incentives to certain firms for promotion and sale of the Contracts. In consideration for revenue sharing, a firm may have featured the Contracts in its sales system or give us additional access to members of its sales force or management. In addition, a firm may have agreed to participate in our marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the firm’s sales force. Although a firm may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have purchased the Contracts, the firm may earn a profit on these payments. Revenue sharing payments may have provided a firm with an incentive to favor the Contracts in its sales efforts.

The revenue sharing payments we make may be calculated on sales of our products by the firm (“Sales-Based Payments”). These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. We make these payments on a periodic basis.

Such payments also may be calculated based upon the “assets under management” attributable to a particular firm (“Asset-Based Payments”). These payments are based upon a percentage of the contract value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. We make these payments on a periodic basis.

Sales-Based Payments primarily created incentives to make new sales of our insurance products and Asset-Based Payments primarily create incentives to service and maintain previously sold Contracts. We may pay a firm either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments

We may, directly or through JHD, also make payments to certain firms that sell our products for certain administrative services, including record keeping and sub-accounting Contract Owner accounts, and in connection with account maintenance support, statement preparation and transaction processing. The types of payments that we may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a firm, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a firm’s mutual fund trading system.

Other Payments

We may, directly or through JHD, also provide, either from the 12b-1 distribution fees received from the Portfolios underlying the Contracts or out of our own resources, additional compensation to firms that sell or arrange for the sale of Contracts. Such compensation may include seminars for the public, advertising and sales campaigns regarding the Contracts to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. We may contribute to, as well as sponsor, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may receive prizes such as merchandise, cash, or other awards.

Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. We make payments for entertainment events we deem appropriate, subject to our guidelines and applicable law. These payments may vary widely, depending upon the nature of the event or the relationship. We may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

We may have other relationships with firms relating to the provisions of services to the Contracts, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for Portfolios. If a firm provides these services, we may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with us that are not related to the Contracts.

Additional Information about the Portfolio Stabilization Process®

Please read the applicable Prospectus for Venture® Opportunity A-Series Variable Annuity or Venture® Opportunity O-Series Variable Annuity Contracts for general information on Contracts issued with an IPFL 12.11 Series Rider. We provide additional information in this section about the Portfolio Stabilization Process® we use to monitor Contract Value and to make automatic transfers between the Lifestyle Portfolio Subaccounts and the Select Bond Trust Subaccount.

Determination of Reference Value under STEP ONE of the Portfolio Stabilization Process®

Contract Inception

The initial Reference Value is equal to the Contract Value on the Contract Date.

Determination of Monthly Anniversary Dates

The Reference Value will be adjusted on each Monthly Anniversary to equal the greater of (a) the current Reference Value or (b) the Contract Value on that day.

Adjustments for Additional Purchase Payments

Additional Purchase Payments that we accept on any Business Day prior to the Lifetime Income Date increase the Reference Value by the amount of the Additional Purchase Payment.

3

Additional Purchase Payments that we accept on any Business Day coincident with or after the Lifetime Income Date increase the Reference Value by the excess, if any, of the Additional Payment over any withdrawal since the later of:

(a)	the Lifetime Income Date, or
(b)	the later of:
(i)	the date of an Additional Purchase Payment that increased the Reference Value, or
(ii)	the date of a reduction in the Reference Value.

Adjustments for Excess Withdrawals

The Reference Value will not be adjusted for withdrawals that are less than or equal to the Lifetime Income Amount.

Excess Withdrawals, including all withdrawals prior to the Lifetime Income Date, will reduce the Reference Value in the same proportion as the amount of the withdrawal divided by the Contract Value prior to the withdrawal.

As an example, assume that you own a Contract with an IPFL 12.11 Series Rider on a Business Day, where:

•	the Business Day is after the Lifetime Income Date,
•	no withdrawal charges apply,
•	the Contract Value is $100,000,
•	the Lifetime Income Amount is $5,000,
•	the Reference Value is $120,000, and
•	you withdraw $15,000.

Under these assumptions, the Portfolio Stabilization Process® will adjust the Reference Value as follows:

•	the Excess Withdrawal amount is $15,000 - $5,000, or $10,000,
•	the Contract Value immediately before the Excess Withdrawal is $100,000 - $5,000, or $95,000,
•	the Contract Value immediately after the Excess Withdrawal is $95,000 - $10,000, or $85,000, and
•	the adjusted Reference Value is ($120,000 × ($85,000 / $95,000)), or $107,368.

Review of Contract Value Allocation under STEP TWO of the Portfolio Stabilization Process®

The Portfolio Stabilization Process® uses the term “Target Select Bond Trust Subaccount Allocation” in connection with the review of Contract Value Allocation to describe the target amount required to be maintained in the Select Bond Trust Subaccount, before adjustment to reflect Contract Value allocated to the Ultra Short Term Bond Trust Subaccount. We define the term as follows:

Target Select Bond Trust Subaccount Allocation – The sum of (a) plus (b) minus (c) minus (d) where:

(a)	is the minimum of the Contract Value and 80% of the Reference Value
(b)	is the Reference Value Band multiplied by 2.5% of Reference Value
(c)	is 20 divided by the weighted average AEAF (“WAEAF”) multiplied by the minimum of the Contract Value and 80% of the Reference Value
(d)	is the Reference Value Band multiplied by 2.5% of the Reference Value multiplied by F.

For purposes of the Target Select Bond Trust Subaccount Allocation, “F” is determined as follows:

F =	32 × WAEAF – 540 + RV Ratio Band × (WAEAF – 20)
5 × WAEAF

Automatic Transfers under STEP THREE of the Portfolio Stabilization Process®

Whenever a Target Select Bond Trust Subaccount Allocation is calculated, the Portfolio Stabilization Process® will compare that amount to the combined Contract Value in the Select Bond Trust Subaccount and the Ultra Short Term Bond Trust Subaccount (the

“Combined Contract PS Value”).

A. Transfers from the Lifestyle Portfolio Subaccounts. If there is an excess of the Target Select Bond Trust Subaccount Allocation over the Combined Contract PS Value, the excess will be transferred automatically from the Lifestyle Portfolio Subaccounts with current Contract Value to the Select Bond Trust Subaccount. The excess will be transferred on a pro-rata basis from the Lifestyle Portfolio Subaccounts, based on the Contract Value in each Lifestyle Portfolio Subaccount before such transfer.

B. Transfers from the Select Bond Trust Subaccount to the Lifestyle Portfolio Subaccounts. The Portfolio Stabilization Process® will result in a transfer to the Lifestyle Portfolio Subaccounts if:

•	the Combined Contract PS Value exceeds the Target Select Bond Trust Subaccount Allocation, and

4

•	some or all of your Contract Value is currently allocated to the Select Bond Trust Subaccount and any of the Lifestyle Portfolio Subaccounts.

In such an event, your Contract Value allocated to the Select Bond Trust Subaccount, up to the amount of the excess, will be transferred automatically from the Select Bond Trust Subaccount to the Lifestyle Portfolio Subaccounts. The transfer will be on a pro-rata basis into the Lifestyle Portfolio Subaccounts based on the Contract Value in each Lifestyle Portfolio Subaccount before such transfer.

C. Transfers from the Select Bond Trust Subaccount to the Ultra Short Term Bond Trust Subaccount or the Lifestyle Conservative Portfolio Subaccount. The Portfolio Stabilization Process® will result in a transfer to the Ultra Short Term Bond Trust Subaccount or the Lifestyle Conservative Portfolio Subaccount if:

•	the Combined Contract PS Value exceeds the Target Select Bond Trust Subaccount Allocation, and
•	you have instructed us to allocate 100% of your available Contract Value to one of the Ultra Short Term Bond Trust Subaccount or the Lifestyle Conservative Portfolio Subaccount, and
•	some of your Contract Value is currently allocated to the Select Bond Trust Subaccount.

In such an event, your Contract Value allocated to the Select Bond Trust Subaccount, up to the amount of the excess, will be transferred automatically to the Subaccount you have instructed.

The Portfolio Stabilization Process® will result in a transfer to the Lifestyle Conservative Portfolio Subaccount if:

•	the Combined Contract PS Value exceeds the Target Select Bond Trust Subaccount Allocation, and
•	you have instructed us to allocate 100% of your available Contract Value to a combination of the Ultra Short Term Bond Trust Subaccount or the Lifestyle Conservative Portfolio Subaccount, and
•	some of your Contract Value is currently allocated to the Select Bond Trust Subaccount.

In such an event, your Contract Value allocated to the Select Bond Trust Subaccount, up to the amount of the excess, will be transferred automatically to the Lifestyle Conservative Portfolio Subaccount.

Processing Transactions Before Performing the Portfolio Stabilization Process®

At the end of each Business Day, we will perform the Portfolio Stabilization Process® after we process any other transactions under your Contract for that Business Day. The other transactions include any requests for withdrawals, transfers or other Contract benefits received before the end of that Business Day, Additional Purchase Payments received on that Business Day, and any Step-Ups, Credits, deduction of Contract fees and charges or other automated transactions scheduled for that Business Day.

Legal and Regulatory Matters

There are no legal proceedings to which we, the Separate Account or the principal underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:

•	the Separate Account; or
•	the ability of the principal underwriter to perform its contract with the Separate Account; or
•	on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.

5

APPENDIX A: Audited Financial Statements

A-1

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.)

For the Years Ended December 31, 2018, 2017 and 2016

With Report of Independent Auditors

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Years Ended December 31, 2018, 2017 and 2016

Report of Independent Auditors

The Board of Directors and Stockholder

John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) (the Company), which comprise the balance sheets as of December 31, 2018 and 2017, and the related statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2018, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services. Management also is responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the statutory-basis financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. The effects on the financial statements of the variances between these statutory accounting practices and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company at December 31, 2018 and 2017, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2018.

Opinion on Statutory-Basis of Accounting

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2018 and 2017, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2018, on the basis of accounting described in Note 2.

/s/ Ernst & Young LLP

Boston, Massachusetts

April 3, 2019

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

BALANCE SHEETS—STATUTORY BASIS

	December 31,
	2018	2017

	(in millions)
Admitted assets
Cash and invested assets:
Bonds	$44,556	$47,970
Stocks:
Preferred stocks	14	11
Common stocks	918	1,354
Investments in affiliates	2,913	2,560
Mortgage loans on real estate	12,085	11,900
Real estate:
Company occupied	162	286
Investment properties	3,851	5,436
Cash, cash equivalents and short-term investments	2,988	4,131
Policy loans	2,788	2,726
Derivatives	8,511	9,637
Receivable for securities	1	16
Other invested assets	9,728	9,269

Total cash and invested assets	88,515	95,296
Investment income due and accrued	583	705
Premiums due	65	65
Amounts recoverable from reinsurers	232	163
Net deferred tax asset	-	13
Funds held by or deposited with reinsured companies	3,188	3,321
Other reinsurance receivable	575	181
Amounts due from affiliates	244	477
Other assets	2,423	1,435
Assets held in separate accounts	124,131	141,167

Total admitted assets	$219,956	$242,823

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

BALANCE SHEETS—STATUTORY BASIS – (CONTINUED)

	December 31,
	2018	2017

	(in millions)
Liabilities and capital and surplus
Liabilities:
Policy and contract obligations:
Policy reserves	$64,047	$69,132
Policyholders’ and beneficiaries funds	2,395	2,683
Consumer notes	154	197
Dividends payable to policyholders	393	408
Policy benefits in process of payment	445	450
Other amount payable on reinsurance	845	534
Other policy obligations	46	46

Total policy and contract obligations	68,325	73,450
Payable to parent and affiliates	1,309	1,645
Transfers to (from) separate account, net	(311)	(365)
Asset valuation reserve	1,981	2,106
Reinsurance in unauthorized companies	1	4
Funds withheld from unauthorized reinsurers	336	66
Interest maintenance reserve	1,373	2,038
Current federal income taxes payable	-	104
Net deferred tax liability	77	-
Derivatives	3,719	4,129
Payables for collateral on derivatives	1,559	1,973
Payables for securities	29	177
Funds held under coinsurance	7,376	7,239
Other general account obligations	1,181	981
Obligations related to separate accounts	124,131	141,167

Total liabilities	211,086	234,714

Capital and surplus:
Preferred stock (par value $1; 50,000,000 shares authorized; 100,000 shares issued and outstanding at December 31, 2018 and 2017)	-	-
Common stock (par value $1; 50,000,000 shares authorized; 4,728,940 shares issued and outstanding at December 31, 2018 and 2017, respectively)	5	5
Paid-in surplus	3,219	3,219
Surplus notes	585	585
Unassigned surplus	5,061	4,300

Total capital and surplus	8,870	8,109

Total liabilities and capital and surplus	$219,956	$242,823

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF OPERATIONS—STATUTORY-BASIS

	Years Ended December 31,
	2018	2017	2016

	(in millions)
Premiums and other revenues:
Life, long-term care and annuity premiums, net	$5,816	$18,286	$13,227
Consideration for supplementary contracts with life contingencies	132	176	201
Net investment income	4,665	4,426	4,308
Amortization of interest maintenance reserve	179	195	191
Commissions and expense allowance on reinsurance ceded	468	1,963	629
Reserve adjustment on reinsurance ceded	(7,820)	(12,621)	(7,297)
Separate account administrative and contract fees	1,786	1,772	1,697
Other revenue	193	347	434

Total premiums and other revenues	5,419	14,544	13,390
Benefits paid or provided:
Death, surrender and other contract benefits, net	12,322	12,693	10,220
Annuity benefits	1,735	1,788	1,622
Disability and long-term care benefits	801	738	664
Interest and adjustments on policy or deposit-type funds	(52)	(318)	94
Payments on supplementary contracts with life contingencies	203	199	191
Increase (decrease) in life and long-term care reserves	(5,078)	1,979	1,784

Total benefits paid or provided	9,931	17,079	14,575
Insurance expenses and other deductions:
Commissions and expense allowance on reinsurance assumed	1,078	1,091	1,049
General expenses	1,186	1,039	943
Insurance taxes, licenses and fees	167	138	171
Net transfers to (from) separate accounts	(7,616)	(8,706)	(5,581)
Investment income ceded	1,052	878	1,240
Other deductions	(459)	153	21

Total insurance expenses and other deductions	(4,592)	(5,407)	(2,157)
Income (loss) from operations before dividends to policyholders, federal income taxes and net realized capital gains (losses)	80	2,872	972
Dividends to policyholders	111	124	131

Income (loss) from operations before federal income taxes and net realized capital gains (losses)	(31)	2,748	841
Federal income tax expense (benefit)	(725)	446	(121)

Income (loss) from operations before net realized capital gains (losses)	694	2,302	962
Net realized capital gains (losses)	340	(403)	(933)

Net income (loss)	$1,034	$1,899	$29

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS—STATUTORY-BASIS

	Preferred and Common Stock	Paid-in Surplus	Surplus Notes	Unassigned Surplus (Deficit)	Total Capital and Surplus

	(in millions)
Balances at January 1, 2016	$5	$3,196	$990	$1,253	$5,444
Net income (loss)				29	29
Change in net unrealized capital gains (losses)				569	569
Change in net deferred income tax				810	810
Decrease (increase) in non-admitted assets				(38)	(38)
Decrease (increase) in asset valuation reserves				(262)	(262)
Change in surplus as a result of reinsurance				(125)	(125)
Surplus note redemptions			(405)		(405)
Other adjustments, net			-	132	132

Balances at December 31, 2016	5	3,196	585	2,368	6,154
Net income (loss)				1,899	1,899
Change in net unrealized capital gains (losses)				1,394	1,394
Change in net deferred income tax				(726)	(726)
Decrease (increase) in non-admitted assets				191	191
Change in liability for reinsurance in unauthorized reinsurance				(1)	(1)
Capital contribution from parent	-	23			23
Dividend paid to parent				(900)	(900)
Change in surplus as a result of reinsurance				80	80
Other adjustments, net			-	(5)	(5)

Balances at December 31, 2017	5	3,219	585	4,300	8,109
Net income (loss)				1,034	1,034
Change in net unrealized capital gains (losses)				(220)	(220)
Change in net deferred income tax				(17)	(17)
Decrease (increase) in non-admitted assets				43	43
Change in liability for reinsurance in unauthorized reinsurance				3	3
Decrease (increase) in asset valuation reserves				125	125
Dividend paid to parent				(600)	(600)
Change in surplus as a result of reinsurance				380	380
Other adjustments, net			-	13	13

Balances at December 31, 2018	$5	$3,219	$585	$5,061	$8,870

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF CASH FLOW—STATUTORY-BASIS

	Years Ended December 31,
	2018	2017	2016

	(in millions)

Operations
Premiums and other considerations collected, net of reinsurance	$13,901	$18,819	$13,411
Net investment income received	4,828	4,603	4,415
Separate account fees	1,786	1,772	1,697
Commissions and expenses allowance on reinsurance ceded	468	1,963	629
Miscellaneous income	668	374	595
Benefits and losses paid	(22,601)	(28,091)	(21,060)
Net transfers from (to) separate accounts	7,670	8,763	5,699
Commissions and expenses (paid) recovered	(3,763)	(3,040)	(2,873)
Dividends paid to policyholders	(126)	(138)	(137)
Federal and foreign income and capital gain taxes (paid) recovered	(617)	(846)	200

Net cash provided by (used in) operating activities	2,214	4,179	2,576

Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	22,532	19,287	20,934
Stocks	566	317	239
Mortgage loans on real estate	880	885	1,283
Real estate	2,507	986	1,295
Other invested assets	2,066	624	485
Net gains (losses) on cash, cash equivalents and short term investments	(4)	4	(2)

Total investment proceeds	28,547	22,103	24,234
Cost of investments acquired:
Bonds	25,992	21,195	21,880
Stocks	114	459	652
Mortgage loans on real estate	1,975	1,179	2,440
Real estate	213	415	446
Other invested assets	2,530	1,680	1,429
Derivatives	12	46	1,420

Total cost of investments acquired	30,836	24,974	28,267
Net increase (decrease) in receivable/payable for securities and collateral on derivatives	(547)	217	266
Net (increase) decrease in policy loans	(62)	(4)	932

Net cash provided by (used in) investment activities	(2,898)	(2,658)	(2,835)

Financing and miscellaneous activities
Surplus notes	-	-	(405)
Borrowed funds	(42)	(164)	(64)
Net deposits (withdrawals) on deposit-type contracts	(288)	(34)	93
Dividend paid to Parent	(600)	(900)	-
Other cash provided (applied)	471	(171)	(14)

Net cash provided by (used in) financing and miscellaneous activities	(459)	(1,269)	(390)
Net increase (decrease) in cash, cash equivalents and short-term investments	(1,143)	252	(649)
Cash, cash equivalents and short-term investments at beginning of year	4,131	3,879	4,528

Cash, cash equivalents and short-term investments at end of year	$2,988	$4,131	$3,879

Non-cash activities during the year:
Premium and other operating activity related to reinsurance transactions, net	$7,873	$33	$650
Transfer of invested assets related to reinsurance transactions and other affiliate transactions, net	(7,873)	16	(650)
Financing and miscellaneous activities related to reinsurance transactions and transfer with affiliates, net	-	(49)	-

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. Organization and Nature of Operations

John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or the “Company”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company is licensed to conduct insurance business in 49 states, the District of Columbia, Guam, Puerto Rico and the U.S. Virgin Islands, and provides a wide range of financial protection and wealth management products and services to both individual and institutional customers located primarily in the United States. Through its insurance operations, the Company offers a variety of individual life insurance and individual and group long-term care insurance products that are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. The Company also offers mutual fund products and services which include a variety of retirement products to retirement plans. The Company distributes these products through multiple distribution channels, including insurance agents and affiliated brokers, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks. Effective December 2, 2016, the Company discontinued new sales of its individual long-term care product. Effective March 31, 2018, the Company discontinued new sales of its corporate and bank-owned life insurance products.

The Company is also registered as a foreign reinsurer in several jurisdictions outside of the United States as part of its International Group Program that offers pooling services and reinsurance coverage for group employee contracts issued by its network partners to local companies, which are subsidiaries, branches or affiliates of multinational corporations.

Pursuant to a distribution agreement with the Company, John Hancock Distributors LLC (“JHD”), a registered broker-dealer and a wholly-owned subsidiary of the Company, acts as the principal underwriter of variable life contracts and other products issued by the Company.

The Company has two wholly-owned life insurance subsidiaries, John Hancock Life Insurance Company of New York (“JHNY”) and John Hancock Life & Health Insurance Company (“JHLH”) and a wholly-owned captive insurance subsidiary, Manulife (Michigan) Reassurance Company (“MMRC”).

In 2017, following receipt of regulatory approval, JHLH executed a Plan and Agreement of Merger with John Hancock Insurance Company of Vermont (“JHVT”), also a wholly-owned subsidiary of JHUSA. Effective as of October 1, 2017, JHVT merged with and into JHLH. Prior to the JHLH/JHVT merger, JHUSA issued one common share to its parent MIC in exchange for 100% ownership of JHVT and became the common parent of both JHLH and JHVT. As a result of the merger, JHVT ceased to exist and the companies’ property and obligations became the property and obligations of JHLH.

2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known and may impact the amounts reported and disclosed herein.

Basis of Presentation

These financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services (the “Insurance Department”). The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of practices prescribed or permitted by the State of Michigan. The Michigan Director of the Department of Insurance and Financial Services (the “Director”) has the authority to prescribe or permit other specific practices that deviate from prescribed practices. NAIC SAP practices differ from accounting principles generally accepted in the United States (“GAAP”) as described below.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

Investments: Investments in bonds not backed by other loans are principally stated at amortized cost using the constant yield (interest) method. Bonds can also be stated at the lesser of amortized cost or fair value based on their NAIC designated rating. Non-redeemable preferred stocks, which have characteristics of equity securities, are reported at cost or lower of cost or market value as determined by the Securities Valuation Office of the NAIC (“SVO”) rating, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes. Redeemable preferred stocks, which have characteristics of debt securities and are rated as medium quality or better, are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost, or fair value.

For bonds other than loan-backed and structured securities, the Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. The Company recognizes other-than-temporary impairment losses on bonds with unrealized losses when the entity does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. Declines in value due to credit difficulties are also considered to be other-than-temporarily impaired when the Company does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. The entire difference between amortized cost and fair value on such bonds with credit difficulties is recognized as an impairment loss in income.

Loan-backed and structured securities (i.e., collateralized mortgage obligations) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discounts or amortization of premiums of such securities using either the retrospective or prospective methods. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities and such securities with NAIC designations of 3-6, which are valued using the prospective method. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the present value of estimated future cash flows using the original effective interest rate inherent in the security.

Common stocks are primarily reported at fair value based on quoted market prices and the related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustment for federal income taxes. There are no restrictions on common and preferred stocks.

Insurance subsidiaries are reported at their underlying audited statutory equity. Non-insurance subsidiaries, which have significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity. Non-insurance subsidiaries, which have no significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity, including the admitted portion of goodwill. Dividends from subsidiaries are included in net investment income. The remaining net change in the subsidiaries’ equity is included in the change in net unrealized capital gains (losses).

Realized capital gains (losses) on sales of securities are recognized using the first in, first out (“FIFO”) method. The cost basis of bonds, common and preferred stocks, and other invested assets is adjusted for impairments in value deemed to be other-than-temporary and such adjustments are reported as a component of net realized capital gains (losses).

Mortgage loans on real estate are reported at unpaid principal balances, less an allowance for impairments. Valuation allowances, if necessary, are established for mortgage loans on real estate based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable and the impairment is other-than-temporary, the mortgage loan is written down and a realized loss is recognized.

Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost, net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. Investment income and operating expenses include rent for the Company’s occupancy of Company owned properties.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost. Short-term investments include investments with maturities of one year or less and greater than three months at the date of acquisition and are principally stated at amortized cost.

Policy loans are reported at unpaid principal balances.

Derivative instruments that meet the criteria to qualify for hedge accounting are accounted for in a manner consistent with the item hedged (i.e., amortized cost or fair value with the related net unrealized capital gains (losses) reported in unassigned surplus along with any adjustment for federal income taxes). Derivative instruments that are entered into for other than hedging purposes or that do not meet the criteria to qualify for hedge accounting are accounted for at fair value, and the related changes in fair value are recognized as net unrealized capital gains (losses) reported in unassigned surplus, net of any adjustments for federal income taxes. Embedded derivatives are not accounted for separately from the host contract.

Other invested assets consist of ownership interests in partnerships and limited liability companies (“LLCs”) which are carried based on the underlying audited GAAP equity, with the exception of affordable housing tax credit properties, which are carried at amortized cost. The related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustments for federal income taxes. The Company records its share of income using the most recent financial information available, which is generally on a three month lag. Depending on the timing of receipt of the audited financial statements of these other invested assets, the investee level financial data may be up to one year in arrears.

Interest Maintenance and Asset Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains (losses) on sales of fixed income investments, principally bonds and mortgage loans, and interest-related hedging activities that are attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. That net deferral is reported as the interest maintenance reserve (“IMR”) in the accompanying Balance Sheets. Realized capital gains (losses) are reported in income, net of federal income tax and transferred to the IMR. The asset valuation reserve (“AVR”) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company.

Goodwill: Goodwill is admitted subject to an aggregate limitation of 10% of the capital and surplus in the most recently filed quarterly statement, excluding electronic data processing (“EDP”) equipment, operating system software, net deferred tax assets, and net positive goodwill. Goodwill is amortized over the period the Company benefits economically, not to exceed 10 years. Goodwill held by non-insurance subsidiaries is assessed in accordance with GAAP, subject to certain limitations for holding companies and foreign insurance subsidiaries. Goodwill is reported in other invested assets in the Balance Sheets.

Separate Accounts: Separate account assets and liabilities reported in the accompanying Balance Sheets represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contract holder, rather than the Company, bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts are generally reported at fair value. The operations of the separate accounts are not included in the Statements of Operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other revenue. Fees charged to contract holders, principally mortality, policy administration, and surrender charges are included in separate account administrative and contract fees. The assets in the separate accounts are not pledged to others as collateral or otherwise restricted. For the years ended December 31, 2018, 2017 and 2016, there were no gains (losses) on transfers of assets from the general account to the separate account.

Nonadmitted Assets: Certain assets designated as nonadmitted, principally other invested assets, furniture and equipment, prepaid expenses, and other assets not specifically identified as an admitted asset within the NAIC SAP are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

Policy Reserves: Reserves for life, long-term care, annuity, and deposit-type contracts are developed by actuarial methods and are determined based on interest rates, mortality tables and valuation methods prescribed by the NAIC that will provide, in the aggregate, reserves that are greater than or equal to the maximum of guaranteed policy cash values or the amounts required by the Insurance Department.

•

The Company waives deduction of deferred fractional premiums on the death of lives insured and annuity contract holders and returns any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. At December 31, 2018 and 2017, the Company held reserves of $1,212 million and $1,281 million, respectively, on insurance in-force for which gross premiums were less than net premiums according to the standard of valuation set by the State of Michigan.

•

Reserves for individual life insurance policies are maintained using the 1941, 1958, 1980, 2001 and 2017 Commissioner’s Standard Ordinary Mortality Tables and using principally the Commissioner’s Reserve Valuation Method. Policies using the principles-based reserving method use assumptions as outlined in the Company’s PBR Actuarial Report.

•

Annuity and supplementary contracts with life contingency reserves are based principally on modifications of the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971, 1983, and 1994, the 1971 and 1983 Individual Annuity Mortality Tables, the A-2000 Individual Annuity Mortality Table, and the 2012 Individual Annuity Mortality Table.

•	Liabilities related to policyholder funds left on deposit with the Company are generally equal to fund balances.

•	Long-term care reserves are generally calculated using the one-year preliminary term method based on various mortality, morbidity, and lapse tables.

•

For life insurance, the calendar year exact method is used to calculate the reserve at December 31, 2018 and 2017. Reserves at December 31, 2018 and 2017 are calculated based on the rated age. For certain policies with substandard table ratings, substandard multiple extras are applied via the Lotter method.

•	For long-term care, the interpolated reserve method is used to adjust the calculated terminal reserve, and in addition an unearned premium reserve is held.

•

Tabular interest, tabular less actual reserve released, and tabular costs have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one percent of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the valuation year.

•

From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to unassigned surplus.

•

Reserves for variable deferred annuity contracts are calculated in accordance with NAIC Actuarial Guideline 43. The reserve is based on the worst present value of accumulated losses from the perspective of the Company. The liability is evaluated under both a standard scenario and stochastic scenario, and the Company holds the higher of the standard or stochastic values.

Reinsurance: Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

Premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves, and claim liabilities have been reported as reductions of these items.

The Company records a liability for unsecured policy reserves ceded to reinsurers not authorized in the State of Michigan to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves. Commissions and expense allowances allowed by reinsurers on business ceded are reported as income when received. Investment income ceded includes separate account fee income, net investment income and realized investment and other gains (losses), which was ceded to the affiliated reinsurers. NAIC SAP prescribes that no gain be recognized upon inception of a reinsurance treaty. The initial gain is recorded directly to unassigned surplus and released into income over the life of the treaty.

Federal Income Taxes: Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense is reported in the Statements of Operations as federal income tax expense if resulting from operations and within net realized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within various lines within surplus. The provision for federal and foreign income taxes incurred in the Statements of Operations is different from that which would be obtained by applying the statutory federal income tax rate to income before income tax (including realized capital gains). For additional information, see the Federal Income Taxes Note for reconciliation of effective tax rate.

Participating Insurance and Policyholder Dividends: Participating business represented approximately 16% and 14% of the Company’s aggregate reserve for life contracts at December 31, 2018 and 2017, respectively. The amount of policyholders’ dividends to be paid is approved annually by the Company’s Board of Directors. Policyholder dividends are recognized when declared rather than over the term of the related policies. The determination of the amount of policyholders’ dividends is complex and varies by policy type. In general, the aggregate amount of policyholders’ dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by the Company. John Hancock Life Insurance Company (“JHLICO”) was a predecessor company that was merged into JHUSA on December 31, 2009. For additional information on the closed blocks, see the Reinsurance and Closed Block Note.

Surplus Notes: Surplus notes are reported in capital and surplus, and the interest expense is not accrued unless approved for payment by the Insurance Department.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent movements of cash and highly liquid debt investments with initial maturities of one year or less.

Premiums and Benefits: Premiums for whole, term, and universal life, long-term care, annuity policies, and group annuity contracts with any mortality and morbidity risk are recognized as revenue when due. Revenues for universal life and annuity policies with mortality or morbidity risk, except for term certain supplementary contracts, consist of the entire premium received. Premiums received for variable universal life, as well as annuity policies and group annuity contracts without mortality or morbidity risk are recorded using deposit accounting and are credited directly to an appropriate policy reserve account, without recognizing premium revenue. Benefits incurred represent the total of death benefits paid, annuity benefits paid and the change in policy reserves.

Policy and Contract Claims: Policy and contract claims are determined on an individual-case basis for reported losses. Estimates of incurred but not reported losses are developed on the basis of past experience.

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives knowledge of an insurance insolvency.

Variances Between NAIC SAP and GAAP: The more significant variances from GAAP are: (a) bonds would generally be reported at fair value; (b) changes in the fair value of derivative financial instruments would generally be reported as revenue unless deemed an effective hedge; (c) embedded derivatives would be bifurcated from the underlying contract or security and accounted for separately at fair value; (d) income recognition on partnerships and LLCs, which are accounted for under the equity method, would not be limited to the amount of cash distribution; (e) majority-owned noninsurance subsidiaries,

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

variable interest entities where the Company is the primary beneficiary, and certain other controlled entities would be consolidated; (f) changes in the balances of deferred income taxes would generally be included in net income; (g) market value adjusted (“MVA”) annuity products would be reported in the general account of the Company; (h) all assets, subject to valuation allowances, would be recognized; (i) reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates of future mortality, morbidity, persistency and interest; (j) reinsurance ceded, unearned ceded premium and unpaid ceded claims would be reported as an asset; (k) AVR and the IMR would not be recorded; (l) changes to the mortgage loan valuation allowance would be reported in income; (m) surplus notes would be reported as liabilities; (n) premiums received in excess of policy charges for universal life and annuity policies would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values; (o) certain acquisition costs, such as commissions and other variable costs, directly related to acquiring new business are charged to current operations as incurred, would generally be capitalized and amortized based on profit emergence over the expected life of the policies or over the premium payment period; and (p) changes in unrealized capital gains (losses) and foreign currency translations would be presented as other comprehensive income.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined, but are presumed to be material.

3. Permitted Statutory Accounting Practices

The financial statements of the Company are presented in conformity with accounting practices prescribed or permitted by the Insurance Department.

For determining the Company’s solvency under the State of Michigan’s insurance laws and regulations, the Insurance Department recognizes only statutory accounting practices prescribed or permitted by the State of Michigan for determining and reporting the financial condition and results of operations of the Company. NAIC SAP has been adopted as a component of practices prescribed or permitted by the State of Michigan. The Director has the authority to prescribe or permit other specific practices that deviate from prescribed practices.

As of December 31, 2018 and 2017, the Director had not prescribed or permitted the Company to use any accounting practices that would result in the Company’s income or financial position to deviate from NAIC SAP.

4. Accounting Changes

Accounting changes adopted to conform to the provisions of NAIC SAP are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of unassigned surplus at the beginning of the year and the amount of unassigned surplus that would have been reported at that date if the new accounting principle had been applied retrospectively.

John Hancock Subsidiaries, LLC (“JHS”) is a wholly-owned subsidiary of the Company. During 2017, the Company reclassified its investment in JHS of $1.3 billion from Stocks - Investments in affiliates to Other invested assets. This reclassification was the result of a change in accounting principle and did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

Adoption of New Accounting Standards

Effective January 1, 2018, the NAIC made substantive revisions to Statement of Statutory Accounting Principles (“SSAP”) No. 100, Fair Value Measurements. The revised guidance allows the use of net asset value as a practical expedient for fair value when 1) specifically allowed in a SSAP or 2) when specific conditions exist. The guidance did not have a material impact on the Company’s financial position, results of operations and financial statement disclosures.

Effective January 1, 2018, the NAIC made substantive revisions to SSAP No. 86, Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions to adopt ASU 2017-04 Settlement of Valuation Margin. The revised guidance requires the recognition of changes in variation margin as unrealized gains/losses until the derivative contract has matured, terminated and/or expired. The guidance applies to both over-the-counter (“OTC”) derivatives and (“ETF”) exchange-traded futures, regardless of whether the counterparty or exchange considers the variation

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

4. Accounting Changes - (continued)

margin payment to be collateral or a legal settlement. The guidance did not have a material impact on the Company’s financial position, results of operations and financial statement disclosures.

In June 2017, the NAIC adopted revisions to SSAP No. 37, Mortgage Loans. The revision requires an age analysis of mortgage loans disclosure, aggregated by type, with identification of mortgage loans in which the entity is a participant or co-lender in a mortgage loan agreement, capturing: 1) recorded investment of current mortgage loans, 2) recorded investment of mortgage loans classified as 30-59 days, 60-89 days, 90-179 days, and 180 days and greater past due; 3) recorded investment of mortgage loans 90 days and 180 days past due still accruing interest; 4) interest accrued for mortgage loans 90 days and 180 days past due; and 5) recorded investment and number of mortgage loans where interest has been reduced, by percent reduced. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In March 2015, the NAIC adopted revisions to SSAP No. 1, Disclosure of Accounting Policies, Risks and Uncertainties and Other Disclosures (“SSAP 1”) regarding management’s assessment of an entity’s ability to continue as a going concern. The pronouncement requires management to assess the entity’s ability to continue as a going concern, and provide footnote disclosures when conditions give rise to substantial doubt about an entity’s ability to continue as a going concern within one year from the financial statement issuance date. The new guidance was effective December 31, 2016. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

Future Adoption of New Accounting Standards

In August, 2016, the NAIC adopted substantive revisions to SSAP No. 51 – Life Contracts in order to allow principle-based reserving (“PBR”) for life insurance contracts as specified in the Valuation Manual. Current statutory accounting guidance refers to existing model laws for reserving guidance which are primarily based on formulaic methodology. Also, in June 2016, the NAIC adopted updates to Appendix A-820: Minimum Life and Annuity Reserve Standards as part of the PBR project, which incorporate relevant aspects of the 2009 revisions to the Standard Valuation Law (Model #820) into Appendix A-820. The effective date was January 1, 2017 but companies are allowed to defer adoption for three years until January 1, 2020. The Company has adopted PBR for certain products launched in 2018 and will finish implementation prior to January 1, 2020. Adoption will be on a prospective basis for policies issued on or after the adoption date, therefore, we expect no impact to surplus upon adoption.

In March 2017, the NAIC made substantive revisions to SSAP No. 69 – Statement of Cash Flow to adopt ASU 2016-15 Statement of Cash Flows: Classification of Certain Cash Receipts and Cash Payments as issued by the FASB, without modifications. The revisions clarified the classification of eight specific cash flow issues with the objective of reducing diversity in practice. The amendment is to be applied retrospectively, effective for fiscal years beginning after December 15, 2018 and interim periods within those years. Early adoption is permitted. The Company will adopt the amendment in 2019 and is currently assessing the impact of these revisions on its financial statements.

In August 2017, the NAIC adopted non-substantive revisions to SSAP No. 69 – Statement of Cash Flow to adopt ASU 2016-18 Statement of Cash Flows: Restricted Cash as issued by the FASB. The revision clarifies that restricted cash and cash equivalents shall not be reported as operating, investing or financing activities, but shall be reported with cash and cash equivalents when reconciling beginning and ending amounts on the cash flow statement. A consequential change was incorporated in SSAP No. 1 – Accounting Policies, Risks & Uncertainties and Other Disclosures to ensure information on restricted cash, cash equivalents and short-term investments is reported in the restricted asset disclosure. The revision is effective December 31, 2019, to be adopted retrospectively to allow for comparative cash flow statements. Early adoption is permitted. The Company will adopt the amendment in 2019 and is currently assessing the impact of these revisions on its financial statements.

In November 2018, the NAIC made non-substantive revisions to SSAP No. 86, Derivatives to incorporate hedge documentation and assessment efficiencies from ASU 2017-12 Targeted Improvements to Accounting for Hedging Activities as issued by FASB. The revisions will allow companies to perform subsequent assessments of hedge effectiveness qualitatively if certain conditions are met, allow companies more time to perform the initial quantitative hedge effectiveness assessment and clarify that companies may apply the “criterial terms match” method for a group of forecasted transactions if they meet the requirements. The revisions are effective beginning January 1, 2019 and early adoption is permitted. The Company will adopt the amendment in 2019 and is currently assessing the impact of these revisions on its financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

4. Accounting Changes - (continued)

Reconciliation Between Audited Financial Statements and NAIC Annual Statements

There were no differences in net income (loss) or capital and surplus between the audited financial statements and the NAIC statements as filed as of and for the years ended December 31, 2018, 2017 and 2016.

5. Investments

Bonds

The carrying value and fair value of the Company’s investments in bonds are summarized as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2018:
U.S. government and agencies	$3,052	$123	$(16)	$3,159
States and political subdivisions	2,272	297	(13)	2,556
Foreign governments	2,370	54	(12)	2,412
Corporate bonds	31,188	1,749	(832)	32,105
Mortgage-backed and asset-backed securities	5,674	249	(106)	5,817

Total bonds	$44,556	$2,472	$(979)	$46,049

December 31, 2017:
U.S. government and agencies	$5,382	$153	$(78)	$5,457
States and political subdivisions	2,713	548	(3)	3,258
Foreign governments	2,467	87	(17)	2,537
Corporate bonds	31,028	3,455	(77)	34,406
Mortgage-backed and asset-backed securities	6,380	430	(28)	6,782

Total bonds	$47,970	$4,673	$(203)	$52,440

A summary of the carrying value and fair value of the Company’s investments in bonds at December 31, 2018, by contractual maturity, is as follows:

	Carrying Value	Fair Value

	(in millions)
Due in one year or less	$930	$932
Due after one year through five years	4,914	4,923
Due after five years through ten years	7,546	7,628
Due after ten years	25,492	26,749
Mortgage-backed and asset-backed securities	5,674	5,817

Total	$44,556	$46,049

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the carrying value or fair value, as applicable, of the pledged or deposited assets:

	December 31,
	2018	2017

	(in millions)
At fair value:
Bonds and cash pledged in support of over-the-counter derivative instruments	$265	$135
Bonds and cash pledged in support of exchange-traded futures	362	364
Bonds and cash pledged in support of cleared interest rate swaps	337	192

Total fair value	$964	$691

At carrying value:
Bonds on deposit with government authorities	$14	$16
Mortgage loans pledged in support of real estate	-	2
Bonds held in trust	93	93
Pledged collateral under reinsurance agreements	2,508	4,187

Total carrying value	$2,615	$4,298

At December 31, 2018 and 2017, the Company held below investment grade corporate bonds of $2,856 million and $2,238 million, with an aggregate fair value of $2,830 million and $2,412 million, respectively. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds.

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where there is evidence of impairment or a significant unrealized loss at the Balance Sheet date. Impairment is considered to have occurred, based on management’s judgment, when it is deemed probable that the Company will not be able to collect all amounts due according to the debt security’s contractual terms. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Transaction and Portfolio Review Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security, other than loan-backed and structured securities, is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income. For loan-backed and structured securities in an unrealized loss position, where the Company does not intend to sell or is not likely to be required to sell the security, the Company calculates an other-than-temporary impairment loss by subtracting the net present value of the projected future cash flows of the security from the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions. The cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates, and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to income in a future period.

The following tables disclose the impact of Other-Than-Temporary Impairments (OTTI) on Carrying Values (CV), including the Net Present Value (NPV) of Projected Cash Flows (CF) less than Book Value (BV) by CUSIP for loan-backed and structured securities:

Year Ended December 31, 2018

CUSIP#	CV Before OTTI	NPV of Projected CFs	Credit OTTI Recognized in Loss	CV After OTTI	Fair Value

	$-	$-	$-	$-	$-
	-	-	-	-	-
	-	-	-	-	-

Total	$-	$-	$-	$-	$-

Year Ended December 31, 2017

CUSIP#	CV Before OTTI	NPV of Projected CFs	Credit OTTI Recognized in Loss	CV After OTTI	Fair Value

671451CZ0	$2	$-	$2	$-	$-
	-	-	-	-	-
	-	-	-	-	-

Total	$2	$-	$2	$-	$-

When a decline in fair value is other-than-temporary, an impairment loss is recognized as a realized loss equal to the entire difference between the bond’s carrying value or amortized cost and its fair value.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

The following table shows gross unrealized losses and fair values of bonds, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 months		12 months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

			(in millions)
December 31, 2018:
U.S. government and agencies	$384	$(2)	$205	$(14)	$589	$(16)
States and political subdivisions	199	(5)	113	(8)	312	(13)
Foreign governments	10	-	75	(12)	85	(12)
Corporate bonds	14,077	(583)	3,429	(249)	17,506	(832)
Mortgage-backed and asset-backed securities	1,769	(51)	967	(55)	2,736	(106)
Total	$16,439	$(641)	$4,789	$(338)	$21,228	$(979)

	Less than 12 months		12 months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

			(in millions)
December 31, 2017:
U.S. government and agencies	$2,805	$(18)	$1,137	$(60)	$3,942	$(78)
States and political subdivisions	45	-	62	(3)	107	(3)
Foreign governments	27	-	43	(17)	70	(17)
Corporate bonds	2,028	(14)	2,534	(63)	4,562	(77)
Mortgage-backed and asset-backed securities	540	(3)	772	(25)	1,312	(28)
Total	$5,445	$(35)	$4,548	$(168)	$9,993	$(203)

At December 31, 2018 and 2017, there were 1,383 and 483 bonds that had a gross unrealized loss, of which the single largest unrealized loss was $43 million and $40 million, respectively. The Company anticipates that these bonds will perform in accordance with their contractual terms and the Company currently has the ability and intent to hold these bonds until they recover or mature. Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns.

For the years ended December 31, 2018, 2017 and 2016, realized capital losses include $72 million, $3 million, and $61 million related to bonds that have experienced an other-than-temporary decline in value and were comprised of 21, 4, and 8 securities, respectively.

The total recorded investment in restructured corporate bonds at December 31, 2018, 2017 and 2016 was $0 million, $3 million, and $16 million, respectively. There were 1, 1, and 2 restructured corporate bonds for which an impairment was recognized during 2018, 2017 and 2016, respectively. The Company accrues interest income on impaired securities to the

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

The sales of investments in bonds resulted in the following:

	Years Ended December 31,
	2018	2017	2016

	(in millions)
Proceeds	$28,102	$17,663	$20,018
Realized gross gains	729	557	524
Realized gross losses	(407)	(33)	(112)

The Company had no nonadmitted accrued investment income from bonds (unaffiliated) at December 31, 2018 and 2017.

Affiliate Transactions

In 2018, the Company sold certain bonds to an affiliate, Manulife Reinsurance Bermuda Limited (“MRBL”). These bonds had a book value of $449 million and fair value of $501 million. The Company recognized $52 million in pre-tax realized gains before transfer to the IMR.

In 2018, the Company sold certain bonds to an affiliate, JHNY. These bonds had a book value of $293 million and fair value of $313 million. The Company recognized $20 million in pre-tax realized gains before transfer to the IMR.

In 2018, the Company sold certain bonds and stocks to an affiliate, John Hancock Funding Company LLC, (“JHFLLC”). These bonds and stocks had a book value of $53 million and fair value of $53 million. The Company did not recognize any pre-tax realized gains before transfer to the IMR.

In 2018, the Company acquired at fair value, certain bonds from an affiliate, JHNY, for $647 million.

In 2018, the Company acquired at fair value, certain bonds from an affiliate, JHLH, for $48 million.

In 2017, the Company sold certain private placements to an affiliate, The Manufacturers Life Insurance Company Bermuda Branch (“MLI Bermuda”). These private placements had a book value of $208 million and fair value of $226 million. The Company recognized $18 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to an affiliate, MRBL. These bonds had a book value of $204 million and fair value of $227 million. The Company recognized $23 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to an affiliate, JHLH. These bonds had a book value of $263 million and fair value of $304 million. The Company recognized $41 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to an affiliate, John Hancock Reassurance Company Limited (“JHRECO”). These bonds had a book value of $172 million and fair value of $200 million. The Company recognized $28 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to its indirect parent, MLI. These bonds had a book value of $448 million and fair value of $521 million. The Company recognized $73 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to an affiliate, Manulife Securities Ltd Partner (“MSLP”). These bonds had a book value of $412 million and fair value of $435 million. The Company recognized $23 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company acquired at fair value, certain bonds from an affiliate, JHLH, for $177 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

In 2017, the Company acquired at fair value, certain bonds from an affiliate, MRBL, for $100 million.

In 2016, the Company transferred certain bonds to an affiliate, JHRECO, in lieu of a reinsurance cash settlement. These bonds had a book value of $676 million and fair value of $751 million. The Company recognized $75 million in pre-tax realized gains before transfer to the IMR.

In 2016, the Company sold certain bonds to an affiliate, Manulife Financial Singapore (“MLS”). These bonds had a book value of $93 million and fair value of $100 million. The Company recognized $7 million in pre-tax realized gains before transfer to the IMR.

In 2016, the Company sold certain bonds to an affiliate, Manubank (“MB”). These bonds had a book value of $12 million and fair value of $12 million. The Company did not recognize any pre-tax realized gains or losses before transfer to the IMR.

In 2016, the Company sold certain bonds to an affiliate Manulife International Ltd (“MIL”). These bonds had a book value of $67 million and fair value of $75 million. The Company recognized $8 million in pre-tax realized gains before transfer to the IMR.

In 2016, the Company sold certain bonds to an affiliate MLRL. These bonds had a book value of $25 million and fair value of $29 million. The Company recognized $4 million in pre-tax realized gains before transfer to the IMR.

In 2016, the Company sold certain bonds to an affiliate Manulife Reinsurance Ltd Partner (“MRLP”). These bonds had a book value of $211 million and fair value of $221 million. The Company recognized $10 million in pre-tax realized gains before transfer to the IMR.

In 2016, the Company received, at fair value, certain bonds from an affiliate, JHNY in lieu of reinsurance cash settlement, for $26 million.

In 2016, the Company acquired, at fair value, certain bonds from an affiliate, JHNY, for $343 million.

In 2016, the Company acquired, at fair value, certain bonds from an affiliate, MIL, for $60 million.

In 2016, the Company acquired, at fair value, certain bonds from an affiliate, MLRL, for $29 million.

In 2016, the Company acquired, at fair value, certain bonds from an affiliate, MLS, for $21 million.

In 2016, the Company acquired, at fair value, certain bonds from an affiliate, JHLH, for $140 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Preferred and Common Stocks

Cost and fair value of the Company’s investments in preferred and common stocks are summarized as follow:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2018:
Preferred stocks:
Nonaffiliated	$14	$1	$-	$15
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	791	157	(30)	918
Affiliates*	1,589	1,324	-	2,913

Total stocks	$2,394	$1,482	$(30)	$3,846

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2017:
Preferred stocks:
Nonaffiliated	$11	$3	$-	$14
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	1,131	235	(12)	1,354
Affiliates*	1,589	971	-	2,560

Total stocks	$2,731	$1,209	$(12)	$3,928

*Affiliates - fair value represents the carrying value

At December 31, 2018 and 2017, there were 309 and 136 nonaffiliated equity securities that had a gross unrealized loss excluding securities that have been written down to zero. The single largest unrealized loss was $3 million and $3 million at December 31, 2018 and 2017, respectively. The Company anticipates that these equity securities will recover in value in the near term.

The Company has a process in place to identify equity securities that could potentially have an impairment that is other-than-temporary. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer; and (3) the Company’s ability and intent to hold the security until it recovers. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income.

For the years ended December 31, 2018, 2017 and 2016, realized capital losses include $11 million, $2 million, and $24 million related to preferred and common stocks that have experienced an other-than-temporary decline in value and were comprised of 95, 81, and 108 securities, respectively. These are primarily made up of impairments on public and private common stocks.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Affiliate Transactions

In 2018, the Company sold certain common stocks to an affiliate, MRBL. These stocks had a book value of $264 million and fair value of $306 million. The Company recognized $42 million in pre-tax realized gains.

In 2017, the Company acquired at fair value, certain common stocks from an affiliate, JHLH, for $43 million.

Mortgage Loans on Real Estate

At December 31, 2018 and 2017, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits, and monitoring procedures.

December 31, 2018:

Property Type	Carrying Value	Geographic Concentration	Carrying Value

	(in millions)		(in millions)
Apartments	$2,828	East North Central	$1,523
Industrial	1,020	East South Central	253
Office buildings	3,241	Middle Atlantic	1,936
Retail	3,406	Mountain	516
Agricultural	133	New England	642
Agribusiness	247	Pacific	3,823
Mixed use	7	South Atlantic	2,367
Other	1,226	West North Central	336
Allowance	(23)	West South Central	709
		Canada / Other	3
		Allowance	(23)

Total mortgage loans on real estate	$12,085	Total mortgage loans on real estate	$12,085

December 31, 2017:

Property Type	Carrying Value	Geographic Concentration	Carrying Value

	(in millions)		(in millions)
Apartments	$2,560	East North Central	$1,574
Industrial	907	East South Central	187
Office buildings	3,168	Middle Atlantic	1,868
Retail	3,652	Mountain	527
Agricultural	139	New England	579
Agribusiness	303	Pacific	3,604
Mixed use	22	South Atlantic	2,449
Other	1,163	West North Central	384
Allowance	(14)	West South Central	660
		Canada / Other	82
		Allowance	(14)

Total mortgage loans on real estate	$11,900	Total mortgage loans on real estate	$11,900

The aggregate mortgages outstanding to any one borrower do not exceed $425 million.

During 2018, the respective maximum and minimum lending rates for mortgage loans issued were 0.00% and 0.00% for agricultural loans and 8.30% and 3.26% for commercial loans. The Company issued no purchase money mortgages in 2018 and 2017. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed, or

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

purchase money mortgages does not exceed 75%. Impaired mortgage loans without an allowance for credit losses were $0 million, $0 million, and $0 million at December 31, 2018, 2017 and 2016, respectively. The average recorded investment in impaired loans was $56 million, $31 million, and $25 million at December 31, 2018, 2017 and 2016, respectively. The Company recognized $4 million, $0 million, and $1 million of interest income during the period the loans were impaired for the years ended December 31, 2018, 2017 and 2016, respectively.

The following table shows the age analysis of mortgage loans aggregated by type:

	Farm	Residential	Commercial	Mezzanine	Total

(in millions)
December 31, 2018:
Recorded Investment
Current	$380	$-	$11,707	$21	$12,108
30 - 59 Days Past Due	-	-	-	-	-
60 - 89 Days Past Due	-	-	-	-	-
90 - 179 Days Past Due	-	-	-	-	-
180 + Days Past Due	-	-	-	-	-
December 31, 2017:
Recorded Investment
Current	$442	$-	$11,472	$-	$11,914
30 - 59 Days Past Due	-	-	-	-	-
60 - 89 Days Past Due	-	-	-	-	-
90 - 179 Days Past Due	-	-	-	-	-
180 + Days Past Due	-	-	-	-	-

The Company had no recorded investment of mortgage loans 90 to 179 days or 180 days or greater past due still accruing interest or where interest has been reduced in 2018 and 2017. The Company was not a participant or co-lender in a mortgage loan agreement in 2018 and 2017.

Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans. There are no contractual commitments made to extend credit to debtors owning receivables whose terms have been modified in troubled debt restructurings. The Company accrues interest income on impaired loans to the extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (“IRR”). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2018	2017

	(in millions)
AAA	$279	$250
AA	2,814	2,842
A	5,505	5,585
BBB	3,370	3,095
BB	61	98
B and lower and unrated	56	30

Total	$12,085	$11,900

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Affiliate Transactions

In 2018, the Company sold certain mortgages to an affiliate, JHLH. These mortgages had a book value of $8 million and fair value of $8 million at the date of the transaction. The Company recognized $0 million in pre-tax realized losses before transfer to the IMR.

In 2018, the Company acquired, at fair value, certain mortgages from an affiliate, JHNY, for $105 million.

In 2018, the Company acquired, at fair value, certain mortgages from an affiliate, JHLH, for $29 million.

In 2017, the Company transferred two mortgages to an affiliate, Clarendon Real Estate, LLC (“CRE LLC”). The mortgages had a book value of $7 million and fair value of $7 million at the date of the transaction. The Company did not recognize any pre-tax realized gains or losses before transfer to the IMR.

Real Estate

The composition of the Company’s investment in real estate is summarized as follows:

	December 31,
	2018	2017

	(in millions)
Properties occupied by the company	$236	$396
Properties held for the production of income	4,730	6,086
Properties held for sale	-	-
Less accumulated depreciation	(953)	(760)

Total	$4,013	$5,722

The Company recorded $0 million, $0 million, and $38 million of impairments on real estate investments during the years ended December 31, 2018, 2017 and 2016, respectively.

Affiliate Transactions

In 2018, the Company entered into a joint venture arrangement with the University of California Board of Regents (“UC”). As part of this arrangement, the Company sold six U.S. commercial real estate properties and one other invested asset with the characteristics of real estate to Broadway Green LLC, Broadway Wacker LLC and Broadway Congress LLC, all joint venture entities formed by UC. The Company provides management services to these joint ventures and owns 10% of their equity. The real estate properties had a book value of $728 million and fair value of $985 million which resulted in pre-tax realized gains to operations of $231 million (after 10% deferral of realized gain).

In 2017, the Company entered into an arrangement to sell four real estate properties to Hancock U.S Real Estate Fund, LP. These properties had a book value of $325 million and fair value of $471 million, resulting in pre-tax realized gains of $135 million and a deferred gain of $10 million. As part of this arrangement, the Company also committed approximately $44 million for an 11.7% equity interest in the fund.

On May 20, 2016, the Company entered into an arrangement to sell three real estate properties to Manulife U.S. Real Estate Investment Trust (“REIT”) for $777 million. These properties had a book value of $524 million and fair value of $769 million. Approximately 62% of the $245 million gain from operations was ceded to an affiliate reinsurer. The Company recognized an after-tax gain, after reinsurance of $60 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Other Invested Assets

The Company had no investments in partnerships or LLCs that exceed 10% of its admitted assets at December 31, 2018 and 2017.

Other invested assets primarily consist of investments in partnerships and LLCs. The Company recorded $39 million, $0 million, and $99 million of impairments on partnerships and LLCs during the years ended December 31, 2018, 2017 and 2016, respectively. These impairments are based on significant judgement by the Company in determining whether the objective evidence of other-than-temporary impairment exists. The Company considers relevant facts and circumstances in evaluating whether the impairment of an other invested asset is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the investee; (3) the Company’s ability and intent to hold the other invested asset until it recovers. To the extent the Company determines that an other invested asset is deemed to be other-than-temporarily impaired, the difference between book and fair value would be charged to income.

Affiliate Transactions

In 2018, the Company entered into an agreement to launch John Hancock Infrastructure Fund, LP (the “Fund”), a closed-end pooled fund that will offer investors the opportunity to invest alongside the Company in a targeted infrastructure strategy focused primarily on U.S investments. The fund was seeded with the partial sale of 9 assets owned by the Company. The assets sold had a book value of $1,045 million and fair value of $1,094 million which resulted in a gain to operations of $49 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, JHNY, for $4 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, JHLH, for $9 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, John Hancock Partnership Holdings I (“JHPH I”), for $39 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, John Hancock Partnership Holdings II (“JHPH II”), for $39 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, JHFLLC, for $6 million.

Other

The subprime lending sector, also referred to as B-paper, near-prime, or second chance lending, is the sector of the mortgage lending industry which lends to borrowers who do not qualify for prime market interest rates because of poor or insufficient credit history.

For purposes of this disclosure, subprime exposure is defined as the potential for financial loss through direct investment, indirect investment, or underwriting risk associated with risk from the subprime lending sector. For purposes of this note, subprime exposure is not limited solely to the risk associated with holding direct mortgage loans, but also includes any indirect risk through investments in asset-backed or structured securities, hedge funds, common stock, subsidiaries and affiliates, and insurance product issuance.

Although it can be difficult to determine the indirect risk exposures, it should be noted that not only does it include expected losses, it also includes the potential for losses that could occur due to significantly depressed fair value of the related assets in an illiquid market.

The Company had no direct exposure through investments in subprime mortgage loans as of December 31, 2018 or 2017.

Management considers several factors when classifying a structured finance or residential mortgage-backed security holding as “subprime” or placing a security in the highest risk category. These factors include the transaction’s weighted average

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

FICO or credit score, loan-to-value ratio (LTV), geographic composition, lien position, loan purpose, and loan documentation.

The Company has entered into certain repurchase agreements with an aggregate carrying value of $0 million and $0 million as of December 31, 2018 and 2017, respectively. For such agreements, the Company agrees to a specified term, price, and interest rate through the date of the repurchase.

The Company established a facility with an affiliate, MRBL whereby cash collateral can be received under a repurchase agreement program. There was no repurchase agreement activity in 2018 and 2017.

For securities lending transactions, the Company’s policy is to require a minimum of 102% of the fair value of securities loaned to be maintained as collateral. Positions are marked to market and adjusted on a daily basis to ensure the 102% margin requirement is maintained. There were no securities on loan as of December 31, 2018 or 2017.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Net Investment Income and Net Realized and Other Gains (Losses)

Major categories of the Company’s net investment income are summarized as follows:

	2018	2017	2016

	(in millions)
Income:
Bonds	$2,279	$2,146	$2,232
Preferred stocks	-	-	-
Common stocks	126	23	225
Mortgage loans on real estate	594	610	609
Real estate	638	704	762
Policy loans	175	176	167
Cash, cash equivalents and short-term investments	38	33	18
Other invested assets	1,069	1,014	506
Derivatives	427	483	594
Other income	(21)	12	30

Total investment income	5,325	5,201	5,143
Expenses
Investment expenses	(424)	(509)	(529)
Investment taxes, licenses and fees, excluding federal income taxes	(76)	(93)	(94)
Investment interest expense	(48)	(50)	(82)
Depreciation on real estate and other invested assets	(112)	(123)	(130)

Total investment expenses	(660)	(775)	(835)

Net investment income	$4,665	$4,426	$4,308

Realized capital gains (losses) and amounts transferred to the IMR are as follows:

	2018	2017	2016

	(in millions)
Realized capital gains (losses)	$730	$722	$(494)
Less amount transferred to the IMR (net of related tax benefit (expense) of $2 in 2018, $(475) in 2017, and $31 in 2016)	(6)	882	(57)

Realized capital gains (losses) before tax	736	(160)	(437)
Less federal income taxes on realized capital gains (losses) before effect of transfer to the IMR	396	243	496

Net realized capital gains (losses)	$340	$(403)	$(933)

6. Derivatives

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, credit, equity price movements, indices or other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. The Company uses derivatives including swaps, forward and futures agreements, floors, and options to manage current and anticipated exposures to changes in interest rates, foreign exchange rates, credit and equity market prices.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

Over-the-counter (“OTC”) bilateral swaps are contractual agreements between the Company and a counterparty to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency. Cross currency swaps involve the exchange of principal amounts between parties as well as the exchange of interest payments in one currency for the receipt of interest payments in another currency. Total return swaps are contracts that involve the exchange of payments based on changes in the values of a reference asset, including any returns such as interest earned on these assets, in return for amounts based on reference rates specified in the contract.

Cleared OTC interest rate swaps are contractual agreements between the Company and a counterparty whereby the transaction must be cleared through a central clearing house, and subject to mandatory margin and reporting requirements.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument or foreign currency on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Interest rate floors are contracts with counterparties which require payment of a premium for the right to receive payments when the market interest rate on specified future dates falls below the agreed upon strike price. Interest rate treasury lock contracts are customized agreements securing current interest rates on Treasury securities for payment on a future date.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time.

Swaptions are contractual agreements whereby the holder has the right, but not obligation, to enter into a given swap agreement on a specified future date.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, OTC interest rate swap agreements, cleared interest rate swap agreements, swaptions, and interest rate treasury locks as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements in effective cash flow and fair value hedge accounting relationships. These derivatives hedge the variable cash flows associated with certain floating-rate bonds, as well as, future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These derivatives reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. For its fair value hedging relationships, the Company uses interest rate swap agreements and interest rate treasury locks to hedge the risk of changes in fair value of existing fixed rate assets and liabilities arising from changes in benchmark interest rates.

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes. The Company utilizes inflation swaps in effective hedge accounting relationships and other hedging relationships.

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in other hedging relationships.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

The Company also uses interest rate floors and swaptions primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate floors in other hedging relationships.

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps, foreign currency forwards, and foreign currency futures are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency rate swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in effective hedge accounting relationships and other hedging relationships.

Foreign currency futures are contractual obligations to buy or sell a foreign currency on a predetermined future date at a specified price. These contracts are standardized contracts traded on an exchange. The Company utilizes foreign exchange futures in other hedging relationships.

Equity Market Contracts. Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in effective hedge accounting relationships and other hedging relationships.

Equity index options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) an underlying equity market index on or before a specified future date at a specified price. The Company utilizes equity index options in other hedging relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in other hedging relationships.

Credit Contracts. The Company manages credit risk through the issuance of credit default swaps (“CDS”). A CDS is a derivative instrument representing an agreement between two parties to exchange the credit risk of a single specified entity or an index based on the credit risk of a group of entities (all commonly referred to as the “reference entity” or a portfolio of “reference entities”), in return for a periodic premium. CDS contracts typically have a five-year term.

Replication Synthetic Assets. Replication synthetic asset transactions (“RSATs”) are derivative transactions made in combination with a cash instrument in order to reproduce the investment characteristic of an otherwise permissible investment. The Company uses interest rate swaps and credit default swaps in these transactions when direct investments are either too expensive to acquire or otherwise unavailable in the market. Such derivatives can only be RSATs and not hedging vehicles.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in effective hedge accounting relationships, other hedging relationships, and RSATs:

		December 31, 2018
		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

		(in millions)
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$1,919	$-	$-	$259	$98
	Foreign currency swaps	17	-	3	-	5

Cash flow hedges	Interest rate swaps	6,987	-	-	484	362
	Foreign currency swaps	421	61	-	55	-
	Foreign currency forwards	66	-	-	-	7
	Interest rate treasury locks	1,351	-	-	27	12
	Equity total return swaps	32	-	-	-	6

Total Derivatives in Effective Hedge Accounting Relationships		$10,793	$61	$3	$825	$490

Other Hedging Relationships
	Interest rate swaps	$137,873	$7,336	$3,287	$7,336	$3,287
	Interest rate treasury locks	11,980	277	77	277	77
	Interest rate options	8,574	230	-	230	-
	Interest rate futures	7,977	-	-	-	-
	Foreign currency swaps	1,439	341	269	341	269
	Foreign currency forwards	718	19	14	19	14
	Foreign currency futures	1,040	-	-	-	-
	Equity total return swaps	394	11	10	11	10
	Equity index options	4,818	236	59	236	59
	Equity index futures	4,178	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$178,991	$8,450	$3,716	$8,450	$3,716

Replication Synthetic Asset Transactions
	Interest rate swaps	$3,135	$-	$-	$19	$188
	Credit default swaps	-	-	-	-	-

Total Derivatives in Replication Synthetic Asset Transactions		$3,135	$-	$-	$19	$188

Total Derivatives		$192,919	$8,511	$3,719	$9,294	$4,394

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

		December 31, 2017

		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

		(in millions)
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$1,870	$-	$2	$308	$128
	Foreign currency swaps	45	-	9	-	15

Cash flow hedges	Interest rate swaps	8,116	-	-	896	283
	Foreign currency swaps	1,549	78	45	295	268
	Foreign currency forwards	132	-	-	-	3
	Interest rate treasury locks	880	-	-	58	-
	Equity total return swaps	36	-	-	9	-

Total Derivatives in Effective Hedge Accounting Relationships		$12,628	$78	$56	$1,566	$697

Other Hedging Relationships
	Interest rate swaps	$121,799	$8,284	$4,041	$8,284	$4,041
	Interest rate treasury locks	10,728	630	13	630	13
	Interest rate options	8,014	247	-	247	-
	Interest rate futures	7,453	-	-	-	-
	Foreign currency swaps	322	57	13	57	13
	Foreign currency forwards	535	2	5	2	5
	Foreign currency futures	991	-	-	-	-
	Equity total return swaps	100	20	-	20	-
	Equity index options	4,113	319	1	319	1
	Equity index futures	5,372	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$159,427	$9,559	$4,073	$9,559	$4,073

Replication Synthetic Asset Transactions
	Interest rate swaps	$3,135	$-	$-	$98	$102
	Credit default swaps	30	-	-	-	-

Total Derivatives in Replication Synthetic Asset Transactions		$3,165	$-	$-	$98	$102

Total Derivatives		$175,220	$9,637	$4,129	$11,223	$4,872

Hedging Relationships

The Company generally does not enter into derivative contracts for speculative purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting and are reported in a manner consistent with the hedged asset or liability. For the years ended December 31, 2018, 2017 and 2016, respectively, the Company recorded unrealized gains (losses) of $231 million, $402 million, and $436 million, respectively, related to derivatives that no longer qualify for hedge accounting.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

Cash Flow Hedges. The Company uses interest rate swaps and interest rate treasury locks to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and forward agreements to hedge currency exposure on foreign currency financial instruments and foreign currency denominated

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

For the year ended December 31, 2018, all of the Company’s hedged forecast transactions qualified as cash flow hedges and no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

The maximum time frame for which variable cash flows are hedged is 28 years.

Derivatives Not Designated as Hedging Instruments or RSAT Relationships. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, and interest rate futures contracts to manage interest rate risk, total return swap agreements to manage equity risk, and CDS to manage credit risk. The Company also uses interest rate treasury locks and interest rate floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Interest rate floor agreements hedge the interest rate risk associated with minimum interest rate guarantees in certain life insurance and annuity businesses.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. The Company manages a hedging program to reduce its exposure to certain contracts with the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), currency futures, total return swaps, equity index options, swaptions and U.S. Treasury futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

The Company also has a macro equity risk hedging program using equity futures and interest rate swaps, as well as equity index options. This program is designed to reduce the Company’s overall exposure to public equity markets arising from several sources including, but not limited to, variable annuity guarantees not dynamically hedged, separate account fees not associated with guarantees, and Company equity holdings.

The Company uses foreign currency swaps and foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

For the years ended December 31, 2018, 2017 and 2016 net gains and losses related to derivatives in other hedging relationships were recognized by the Company, and the components were recorded in net unrealized and net realized gains (losses) as follows:

	Years ended December 31,
	2018	2017	2016

	(in millions)
Other Hedging Relationships
Net unrealized capital gain (loss):
Interest rate swaps	$(193)	$(805)	$773
Interest rate treasury locks	(417)	841	(435)
Interest rate options	(35)	(73)	(8)
Interest rate futures	212	-	-
Foreign currency swaps	-	6	(31)
Foreign currency forwards	6	(11)	-
Foreign currency futures	(11)	-	-
Equity total return swaps	9	3	(4)
Equity index options	(133)	102	68
Equity index futures	121	-	-
Credit default swaps	-	-	-
Commodity futures	-	-	-

Total net unrealized capital gain (loss)	$(441)	$63	$363

Net realized capital gain (loss):
Interest rate swaps	$(225)	$874	$(490)
Interest rate treasury locks	43	34	342
Interest rate options	(5)	(3)	-
Interest rate futures	(411)	273	(23)
Foreign currency swaps	4	4	3
Foreign currency forwards	(16)	16	24
Foreign currency futures	61	(111)	94
Equity total return swaps	(2)	(9)	(9)
Equity index options	49	22	(98)
Equity index futures	157	(1,104)	(1,007)
Credit default swaps	-	-	-
Commodity futures	-	-	-

Total net realized capital gain (loss)	$(345)	$(4)	$(1,164)

Total gain (loss) from derivatives in other hedging relationships	$(786)	$59	$(801)

The table above does not include unrealized gains (losses) of ($28) million, $9 million, $11 million and realized gains (losses) of $12 million, $12 million and $6 million for the years ended December 31, 2018, 2017 and 2016, respectively. These gains (losses) represent a portion of equity total return swaps used to hedge restricted share units, but that are no longer in an effective accounting hedge relationship. The gains (losses) are recorded in the General Insurance Expenses line in the Statement of Operations.

The Company also deferred net realized gains (losses) of ($229) million, $872 million, and ($526) million (including ($226) million, $874 million, and ($490) million of gains (losses) for derivatives in other hedging relationships, respectively) related to interest rates for the years ended December 31, 2018, 2017 and 2016, respectively. Deferred net realized gains and losses are reported in IMR and amortized over the remaining period to expiration date.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

Credit Default Swaps

The Company replicates exposure to specific issuers by selling credit protection via CDS in order to complement its cash bond investing. The Company does not employ leverage in its CDS program and therefore, does not write CDS protection in excess of its government bond holdings.

The following table provides details of the CDS protection sold by type of contract and external agency rating for the underlying reference security, as of December 31, 2018 and 2017, respectively

	December 31, 2018			December 31, 2017

	Notional Amount[2]	Fair Value	Weighted average maturity (in years)[3]	Notional Amount[2]	Fair Value	Weighted average maturity (in years)[3]

	(in millions)
Single name CDS[1]
Corporate debt
AAA	$-	$-	-	$10	$-	1
AA	-	-	-	10	-	-
A	-	-	-	10	-	1
BBB	-	-	-	-	-	-

Total CDS protection sold	$-	$-		$30	$-

1

The rating agency designations are based on S&P where available followed by Moody’s, Dominion Bond Rating Services (DBRS), and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.

2

Notional amount represents the maximum future payments the Company would have to pay its counterparties assuming a default of the underlying credit and zero recovery on the underlying issuer obligation.

3	The weighted average maturity of the CDS is weighted based on notional amounts.

The Company holds no purchased credit protection at December 31, 2018 and 2017. The average credit rating of the counterparties guaranteeing the underlying credits is A and the weighted average maturity is 0 years.

Credit Risk

The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its OTC derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2018 and 2017, the Company accepted collateral consisting of cash of $1,559 million and $1,973 million, and various securities with a fair value of $3,280 million and $4,360 million, respectively, which is held in separate custodial accounts and not reflected within these financial statements. In addition, the Company has pledged collateral to support both the OTC derivative instruments, exchange traded futures and cleared interest rate swap transactions. For further details regarding pledged collateral see the Investments Note.

Under U.S. regulations, certain interest rate swap agreements and credit default swap agreements are required to be cleared through central clearing houses. These transactions are contractual agreements that require initial and variation margin

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

collateral postings and are settled on a daily basis through a clearing house. As such, they reduce the credit risk exposure in the event of default by a counterparty.

Financing Premiums

The following table presents the Company’s aggregate, non-discounted total premium cost for derivative contracts with financing premiums and the premium cost due in each of the following four years, and thereafter.

Fiscal Year	Derivative Premium Payments Due
(in millions)
2018	$-
2019	66
2020	-
2021	-
Thereafter	-

Total Future Settled Premiums	$66

	Undiscounted Future Premium Commitments	Derivative Fair Value With Premium Commitments	Derivative Fair Value Excluding Impact of Future Settled Premiums
		(in millions)
Prior Year	$40	$32	$71
Current Year	$66	$(48)	$17

Transactions with Affiliates

The Company has entered into a currency swap agreement with JHFC which was recorded at fair value. JHFC utilizes the currency swap to hedge currency exposure on foreign currency financial instruments. The Company has also entered into currency swap agreements with external counterparties which offset the currency swap agreement with JHFC. As of December 31, 2018 and 2017, the currency swap agreements with JHFC and the external counterparties had offsetting fair values of $266 million and $261 million, respectively.

The Company has entered into equity total return swap agreements with MLI which are recorded at fair value. JHUSA utilizes the equity total return swaps to hedge equity exposure on restricted share units (“RSU”). As of December 31, 2018 and 2017, the equity total return swap agreements with MLI had a fair value of ($14) million and $30 million.

In 2017, the Company repositioned interest rate swaps supporting affiliate reinsurance with John Hancock Reassurance Company Limited. The transaction resulted in a pre-tax gain of $24 million and a post-tax increase to surplus of $16 million, net of amounts transferred to the interest maintenance reserve (IMR) and ceded to the affiliate reinsurer.

7. Fair Value

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

•

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition – This category includes assets and liabilities measured at fair value. Financial instruments in this category include bonds and preferred stocks carried at the lower of cost or fair value due to their SVO quality rating, common stocks, derivatives, and separate account assets.

•	Other Financial Instruments Not Reported at Fair Value After Initial Recognition – This category includes assets and liabilities as follows:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Bonds – For bonds, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds.

Mortgage Loans on Real Estate – The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type. The fair value of impaired mortgage loans is based on the net of the collateral less estimated cost to obtain and sell. Fair value of commercial mortgages is derived through an internal valuation methodology using both observable and unobservable inputs. Unobservable inputs include credit assumptions and liquidity spread adjustments. Fair value of fixed-rate residential mortgages is determined using the discounted cash flow method. Inputs used for valuation are primarily comprised of prevailing interest rates and prepayment rates, if applicable. Fair value of variable-rate residential mortgages is assumed to be their carrying value.

Cash, Cash Equivalents and Short-Term Investments – The carrying values for cash, cash equivalents, and short-term investments approximate their fair value due to the short-term maturities of these instruments.

Policy Loans – These loans are carried at unpaid principal balances, which approximate their fair values.

Policy Reserves – Policy reserves consist of guaranteed investment contracts. The fair values associated with these financial instruments are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Policyholders’ and Beneficiaries Funds – Includes term certain contracts and supplementary contracts without life contingencies. The fair values associated with the term certain contracts and supplementary contracts without life contingencies are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread. Effective December 31, 2016, fair value disclosure is no longer required for those balances that can be withdrawn by the policyholder at any time without prior notice or penalty. The fair value is the amount estimated to be payable to the policyholder as of the reporting date which is generally the carrying value and provides no additional disclosure value.

Consumer Notes – The fair value of consumer notes is determined by projecting cash flows and using a spread assumption associated with the specific risks in the Signature Note contracts. The spread is calculated by taking the difference between the contractual crediting rate and the yield curve as of the issue date of each Signature Note. The calculated spread is added to the yield curve as of each future valuation date to determine the fair value of the Signature Notes.

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date reflecting market transactions. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

•

Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data. Most bonds are classified within Level 2. Also, included in the Level 2 category are certain separate account assets and derivative assets and liabilities.

•

Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include impaired bonds and less liquid securities, such as structured asset-backed securities, commercial mortgage-backed securities, and other securities that have little or no price transparency.

Determination of Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction (not a forced liquidation or distress sale) between market participants at the measurement date, that is, an exit value.

When available, quoted market prices are used to determine fair value. If quoted market prices are not available, fair value is typically based upon alternative valuation techniques such as discounted cash flows, matrix pricing, consensus pricing services and other techniques. Broker quotes are generally used when external public vendor prices are not available.

The Company has a process in place that includes a review of price movements relative to the market, a comparison of prices between vendors, and a comparison to internal matrix pricing which uses predominately external observable data. Judgement is applied in adjusting external observable data for items including liquidity and credit factors.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Bonds

Refer to the previous page for the determination of fair value of bonds. Generally, impaired bonds with a NAIC designation rating of 6 whose cost is greater than its fair value are reported at fair value and are classified within Level 3.

Preferred Stocks

Preferred stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Preferred stocks not traded in active markets are classified within Level 3.

Common Stocks

Common stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Common stocks not traded in active markets are classified within Level 3.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves. However, certain OTC derivatives may rely on inputs that are significant to the fair value, that are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Separate Account Assets and Liabilities

For separate accounts structured as a non-unitized fund, the fair value of separate account assets is based on the fair value of the underlying assets owned by the separate account. For separate accounts structured as a unitized fund, the fair value of the separate account assets is based on the fair value of the underlying funds owned by the separate account. Assets owned by the Company’s separate accounts primarily include: investments in mutual funds, bonds, common stock, short-term investments, real estate, and cash and cash equivalents. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

The fair value of fund investments is based upon quoted market prices or reported net asset value (“NAV”). Fund investments that are traded in an active market and have a NAV that the Company can access at the measurement date are classified within Level 1. Level 2 assets consist primarily of bonds which are valued using matrix pricing with independent pricing data.

Separate account assets classified as Level 3 consist primarily of fixed maturity and equity investments in private companies, which own timber and agriculture and carry them at fair value. The values of the timber and agriculture investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase and at two or three-year intervals thereafter. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of an investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating asset value. The significant unobservable inputs used in the fair value measurement of the Company’s timberland investments are harvest volumes, timber prices, operating costs and discount rates. Significant changes to any one of these inputs in isolation could result in a significant change to fair value measurement. Holding other factors constant, an increase to either harvest volumes or timber prices would tend to increase the fair value of a timberland investment, while an increase in operating costs or discount rate would have the opposite effect. These investments are classified as Level 3 by the companies owning them, and therefore the equity investments in these companies are considered to be Level 3 by the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The following table presents the Company’s assets and liabilities that are measured and reported at fair value in the Balance Sheets after initial recognition by fair value hierarchy level:

	December 31, 2018
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)

	(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$31	$31	$-	$25	$6	$-
Loan-backed and structured securities	-	-	-	-	-	-

Total bonds with NAIC 6 rating	31	31	-	25	6	-

Preferred stocks:
Industrial and misc	3	3	-	-	3	-

Total preferred stocks	3	3	-	-	3	-

Common stocks:
Industrial and misc	918	918	807	-	111	-

Total common stocks	918	918	807	-	111	-
Derivatives:
Interest rate swaps	7,336	7,336	-	7,336	-	-
Interest rate treasury locks	277	277	-	12	265	-
Interest rate options	230	230	-	91	139	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	341	341	-	341	-	-
Foreign currency forwards	19	19	-	19	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	11	11	-	-	11	-
Equity index options	236	236	-	236	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-

Total derivatives	8,450	8,450	-	8,035	415	-

Assets held in separate accounts	124,131	124,131	119,774	2,553	1,804	-

Total assets	$133,533	$133,533	$120,581	$10,613	$2,339	$-

Liabilities:
Derivatives:
Interest rate swaps	$3,287	$3,287	$-	$3,232	$55	$-
Interest rate treasury locks	77	77	-	17	60	-
Interest rate options	-	-	-	-	-	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	269	269	-	269	-	-
Foreign currency forwards	14	14	-	14	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	10	10	-	-	10	-
Equity index options	59	59	-	59	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-

Total derivatives	3,716	3,716	-	3,591	125	-

Liabilities held in separate accounts	124,131	124,131	119,774	2,553	1,804	-

Total liabilities	$127,847	$127,847	$119,774	$6,144	$1,929	$-

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

	December 31, 2017
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)

	(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$22	$22	$-	$12	$10	$-
Loan-backed and structured securities	6	6	-	-	6	-

Total bonds with NAIC 6 rating	28	28	-	12	16	-

Preferred stocks:
Industrial and misc	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-

Common stocks:
Industrial and misc	1,354	1,354	1,220	-	134	-

Total common stocks	1,354	1,354	1,220	-	134	-
Derivatives:
Interest rate swaps	8,284	8,284	-	8,284	-	-
Interest rate treasury locks	630	630	-	61	569	-
Interest rate options	247	247	-	67	180	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	57	57	-	57	-	-
Foreign currency forwards	2	2	-	2	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	20	20	-	-	20	-
Equity index options	319	319	-	319	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-

Total derivatives	9,559	9,559	-	8,790	769	-

Assets held in separate accounts	141,167	141,167	136,373	2,950	1,844	-

Total assets	$152,108	$152,108	$137,593	$11,752	$2,763	$-

Liabilities:
Derivatives:
Interest rate swaps	$4,041	$4,041	$-	$4,001	$40	$-
Interest rate treasury locks	13	13	-	12	1	-
Interest rate options	-	-	-	-	-	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	13	13	-	13	-	-
Foreign currency forwards	5	5	-	5	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	-	-	-	-	-	-
Equity index options	1	1	-	1	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-

Total derivatives	4,073	4,073	-	4,032	41	-

Liabilities held in separate accounts	141,167	141,167	136,373	2,950	1,844	-

Total liabilities	$145,240	$145,240	$136,373	$6,982	$1,885	$-

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The table below presents the carrying amounts and fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Balance Sheets:

	December 31, 2018
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bonds (1)	$44,525	$43,579	$-	$40,875	$2,704
Preferred stocks	11	12	-	-	12
Mortgage loans on real estate	12,085	12,199	-	-	12,199
Cash, cash equivalents and short term investments	2,988	2,988	2,381	607	-
Policy loans	2,788	2,788	-	2,788	-
Derivatives in effective hedge accounting and RSAT relationships	61	844	-	816	28

Total assets	$62,458	$62,410	$2,381	$45,086	$14,943

Liabilities:
Consumer notes	$154	$176	$-	$-	$176
Borrowed money	-	-	-	-	-
Policy reserves	1,322	1,306	-	-	1,306
Policyholders’ and beneficiaries funds	796	961	-	961	-
Derivatives in effective hedge accounting and RSAT relationships	3	678	-	438	240

Total liabilities	$2,275	$3,121	$-	$1,399	$1,722

	December 31, 2017
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bonds (1)	$47,942	$49,997	$-	$47,017	$2,980
Preferred stocks	11	14	-	-	14
Mortgage loans on real estate	11,900	12,759	-	-	12,759
Cash, cash equivalents and short term investments	4,131	4,131	3,065	1,066	-
Policy loans	2,726	2,726	-	2,726	-
Derivatives in effective hedge accounting and RSAT relationships	78	1,664	-	1,596	68

Total assets	$66,788	$71,291	$3,065	$52,405	$15,821

Liabilities:
Consumer notes	$197	$226	$-	$-	$226
Borrowed money	-	-	-	-	-
Policy reserves	1,364	1,354	-	-	1,354
Policyholders’ and beneficiaries funds	937	1,136	-	1,136	-
Derivatives in effective hedge accounting and RSAT relationships	56	799	-	618	181

Total liabilities	$2,554	$3,515	$-	$1,754	$1,761

(1)

Bonds are carried at amortized cost unless they have NAIC designation rating of 6. Fair value of bonds exclude leveraged leases of $2,439 million and $2,415 million at December 31, 2018 and 2017, respectively. The Company calculates the carrying value by accruing income at its expected internal rate of return.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Transfers of Level 1 and Level 2 Assets and Liabilities

The Company’s policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. During the years ended December 31, 2018 and 2017, the Company did not have any transfers from Level 1 to Level 2. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. The Company did not transfer assets from Level 2 to Level 1 during the years ended December 31, 2018 and 2017.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured and reported at fair value for the years ended December 31, 2018, 2017 and 2016, are summarized as follows:

	Balance at January 1, 2018	Net realized/unrealized gains (losses) included in:		Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Transfers		Balance at December 31, 2018
		Net income (1)	Surplus						Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$10	$-	$-	$-	$-	$-	$(1)	$-	$-	$(3)	$6
Impaired mortgage-backed and asset-backed securities	6	1	-	-	-	-	(7)	-	-	-	-

Total bonds with NAIC 6 rating	16	1	-	-	-	-	(8)	-	-	(3)	6
Preferred stocks:
Industrial and misc	-	-	-	-	3	-	-	-	-	-	3

Total preferred stocks	-	-	-	-	3	-	-	-	-	-	3
Common stocks:
Industrial and misc	134	44	3	-	4	-	(76)	-	2	-	111

Total common stocks	134	44	3	-	4	-	(76)	-	2	-	111
Net derivatives	728	-	(389)	-	8	-	-	(46)	-	(11)	290
Separate account assets/liabilities	1,844	133	-	-	42	-	(209)	-	3	(9)	1,804

Total	$2,722	$178	$(386)	$-	$57	$-	$(293)	$(46)	$5	$(23)	$2,214

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

	Balance at January 1, 2017	Net realized/unrealized gains (losses) included in:		Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Transfers		Balance at December 31, 2017
		Net income (1)	Surplus						Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$17	$(1)	$1	$-	$3	$-	$(7)	$-	$-	$(3)	$10
Impaired mortgage-backed and asset-backed securities	7	1	-	-	-	-	(2)	-	-	-	6

Total bonds with NAIC 6 rating	24	-	1	-	3	-	(9)	-	-	(3)	16
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	169	49	(24)	-	8	-	(68)	-	-	-	134

Total common stocks	169	49	(24)	-	8	-	(68)	-	-	-	134
Net derivatives	86	-	758	-	16	-	-	(59)	-	(73)	728
Separate account assets/liabilities	1,896	83	-	-	34	-	(164)	-	6	(11)	1,844

Total	$2,175	$132	$735	$-	$61	$-	$(241)	$(59)	$6	$(87)	$2,722

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

	Balance at January 1, 2016	Net realized/unrealized gains (losses) included in:		Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Transfers		Balance at December 31, 2016
		Net income (1)	Surplus						Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$29	$1	$(1)	$-	$1	$-	$(17)	$-	$4	$-	$17
Impaired mortgage-backed and asset-backed securities	7	1	-	-	-	-	(1)	-	-	-	7

Total bonds with NAIC 6 rating	36	2	(1)	-	1	-	(18)	-	4	-	24
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	110	(1)	37	-	25	-	(2)	-	-	-	169

Total common stocks	110	(1)	37	-	25	-	(2)	-	-	-	169
Net derivatives	388	-	(407)	-	152	-	-	-	-	(47)	86
Separate account assets/liabilities	1,965	84	-	-	46	-	(234)	-	11	24	1,896

Total	$2,499	$85	$(371)	$-	$224	$-	$(254)	$-	$15	$(23)	$2,175

(1)	This amount is included in net realized capital gains (losses) on the Statements of Operations.
(2)	Changes in the fair value of separate account assets are credited directly to separate account liabilities in accordance with NAIC SAP and are not reflected in income.
(3)	For financial instruments that are transferred into and/or out of Level 3, the Company uses the fair value of the instruments at the beginning of the reporting period.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying instruments into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that instrument, thus eliminating the need to extrapolate market data beyond observable points. Additionally, securities carried at fair value at the beginning of the period but carried at amortized cost at the end of the period due to rating change or change in fair value relative to amortized cost, are included in transfers out of Level 3. Conversely, any securities carried at amortized cost at the beginning of the period and carried at fair value at the end of the year due to SVO rating change or change in fair value relative to amortized cost, are included into transfers into Level 3.

8. Reinsurance

Certain premiums and benefits are assumed from or ceded to affiliate and other insurance companies under various reinsurance agreements. The Company entered into these reinsurance agreements to shift underlying risk on certain of its products, and to improve cash flow and statutory capital. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

Total reinsurance amounts included in the Company’s accompanying statutory-basis financial statements were as follows:

	Years ended December 31,
	2018	2017	2016

	(in millions)
Premiums earned
Direct	$20,067	$20,392	$19,809
Assumed	603	605	872
Ceded	(14,854)	(2,711)	(7,454)

Net	$5,816	$18,286	$13,227

Benefits to policyholders ceded	$(15,881)	$(16,741)	$(15,271)

Reserve amounts ceded to reinsurers not authorized in the State of Michigan are mostly covered by funds withheld assets, letters of credit or trust agreements. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2018, any material recoveries were collateralized or settled by the assuming company.

Neither the Company nor any of its related parties control, directly or indirectly, any external reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2018, there were no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

As of December 31, 2018, if all reinsurance agreements were cancelled the estimated aggregate reduction in unassigned surplus is $5,586 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

Non-Affiliated Reinsurance

The table below consists of the impact of the New York Life (“NYL”) Agreements:

	Years ended December 31,
	2018	2017	2016

	(in millions)
Premiums ceded	$(219)	$(224)	$(264)
Premiums assumed	88	91	106
Benefits ceded	(594)	(636)	(615)
Benefits assumed	238	254	246

Other reinsurance receivable (payable)	-	(1)	(2)
Funds held by or deposited with reinsured companies	3,183	3,316	3,483

The JHLICO closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000.

Effective July 1, 2015, the Company entered into coinsurance reinsurance agreements with NYL to cede 100% quota share (“QS”) of the Company’s JHLICO Closed Block policies (“NYL 100% Coinsurance”). In addition, NYL agreed to retrocede 40% QS of the same policy risks back to the Company under a coinsurance funds withheld (“FWH”) agreement (“NYL 40% FWH Retrocession”). Collectively, these agreements are known as the NYL Agreements. The NYL 100% Coinsurance keeps the assets supporting the JHLICO Closed Block together in NYL, and the NYL 40% FWH Retrocession adjusts the net reinsurance to NYL to 60% of the JHLICO Closed Block policies at risk.

In conjunction with the NYL Agreements, the existing 100% coinsurance FWH agreement which retrocedes the JHLICO Closed Block New York business back to the Company from JHNY was recaptured. In addition, the 90% modified coinsurance FWH treaty with MRBL was also recaptured. The recaptures were necessary to complete the NYL Agreements, because the policies under these agreements are the same policies at risk under the NYL Agreements.

The table below consists of the impact of the 2018 Reinsurance Group of America (“RGA”) Agreement:

Year ended December 31,
2018

(in millions)
Premiums ceded, net	$(2,790)
Benefits ceded, net	(134)
Other reinsurance receivable	24
Other amounts payable on reinsurance	-

Effective July 1, 2018, the Company entered into a coinsurance agreement with RGA to cede 100% quota share (“QS”) of a significant block of individual payout annuities. The transaction was structured such that the Company transferred the policy liabilities of $2,520 million and related invested assets of $2,829 million. The Company incurred a pre-tax loss of $72 million net of realized capital gains, including a ceding commission paid of $33 million, and a decrease of $43 million to statutory surplus. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

The table below consists of the impact of the 2012 RGA Agreement:

	Years ended December 31,
	2018	2017	2016

	(in millions)
Premiums ceded, net	$(2)	$(3)	$(392)
Benefits ceded, net	(407)	(418)	(467)

Other reinsurance receivable	72	68	73
Other amounts payable on reinsurance	-	-	-

Effective April 1, 2012, the Company entered into a coinsurance agreement with RGA to cede its fixed deferred annuities at 90% quota share (“QS”). Subsequently, the treaty increased to 100% QS effective February 29, 2016. The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

The table below consists of the impact of the Jackson National Life Insurance Company (“Jackson’) Agreement:

Year ended December 31,
2018

(in millions)
Premiums ceded, net	$(5,317)
Benefits ceded, net	(134)
Funds held by or deposited with reinsured companies	-

Other reinsurance receivable	20
Other amounts payable on reinsurance	-

Effective October 1, 2018, the Company entered into 100% quota share coinsurance agreement with Jackson, a wholly-owned subsidiary of Prudential plc, to reinsure a block of legacy group pay-out annuities. The transaction was structured such that the Company transferred the policy liabilities of $4,292 million and related invested assets of $5,400 million. The Company incurred a pre-tax loss of $914 million net of realized capital gains, including a ceding commission paid of $222 million, and a decrease of $699 million to statutory surplus. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

Affiliated Reinsurance

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHNY:

	Years ended December 31,
	2018	2017	2016

	(in millions)
Premiums ceded, net	$(167)	$(177)	$(183)
Benefits ceded, net	(408)	(424)	(427)

Funds held by or deposited with reinsured companies	-	-	-
Other reinsurance receivable	39	46	41
Other amounts payable on reinsurance	5	4	9

Treaty settlement received (paid)*	208	227	246
*	Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

On January 1, 2010, the assets supporting the policyholders who reside in the state of New York (“NY business”) were transferred to JHNY from the Company. The transfer included participating traditional life insurance, variable universal life insurance, universal life insurance, fixed deferred and immediate annuities, participating pension contracts, and variable annuities. The NY business was transferred using assumption reinsurance, modified coinsurance and coinsurance with cut-through provisions.

The NY business related to participating traditional life insurance policies was transferred from JHUSA to JHNY under a coinsurance agreement and was immediately retroceded back to JHUSA using a coinsurance FWH agreement. JHNY retained the invested assets supporting this block of business. As previously noted, the coinsurance FWH agreement was recaptured effective July 1, 2015. The NY business related to variable universal life was reinsured through coinsurance and modified coinsurance. The NY business related to universal life was transferred from the Company to JHNY under coinsurance agreements.

The NY business related to a majority of the fixed deferred annuity business was transferred from the Company to JHNY under an assumption reinsurance agreement. The NY business related to variable annuities and some participating pension contracts where assets were held in separate accounts were reinsured through modified coinsurance. The NY business related to fixed deferred and immediate annuities and participating pension contracts was transferred from the Company to JHNY under a coinsurance agreement.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHRECO:

	Years ended December 31,
	2018	2017	2016

	(in millions)
Premiums ceded	$(501)	$(256)	$(517)
Premiums ceded, impact of treaty recaptured	-	3,718	-
Benefits ceded	(573)	(782)	(836)

Other reinsurance receivable	13	2	-
Other amounts payable on reinsurance	-	-	24
Funds withheld from reinsured companies	7,131	7,048	-
Funds withheld from unauthorized reinsurers	-	-	7,236
Treaty settlement received (paid)*	20	(8)	(594)
*	Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

The Company also reinsures a portion of the risk related to certain annuity policies. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company. On October 1, 2017, the Company recaptured the payout annuity policies with JHRECO. The recapture resulted in pre-tax income of $708 million and an increase in surplus, net of tax, of $460 million.

The Company reinsures a large portion of the Long-Term Care (“LTC”) risk under a single accounting and capital regime, which helps to manage JHUSA’s overall risk profile and reduce strain on statutory surplus. JHUSA’s indirect parent company, MFC, is regulated on a global basis by the Canadian insurance regulator, The Office of the Superintendent of Financial Institution (“OSFI”), and reports its results on a consolidated International Financial Reporting Standards (“IFRS”) basis. As such, the agreement has no impact on the parent company financial results.

JHRECO does not retrocede any risks to a third party or affiliates. The risks assumed by JHRECO are solely the responsibility of JHRECO, but they are also retained within the parent company group. Reserve credits taken were $9,038 million and $8,644 million at December 31, 2018 and 2017, respectively. On December 31, 2017, JHRECO changed its domiciliary jurisdiction from Bermuda to the state of Michigan. As a result of the re-domestication of JHRECO, collateral was no longer required as of December 31, 2017. Total amount of funds withheld (including capital) on behalf of the captive reinsurer that back the long-term care liabilities was $7,131 million and $7,048 million at December 31, 2018 and 2017, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

The available and required capital in the table below represent JHRECO’s capital position on a NAIC basis at December 31, 2018 and 2017.

	Years ended December 31,
	2018	2017

	(in millions)
Available Capital	$2,085	$1,884
Required Capital	$323	$262
RBC Ratio	646%	718%

JHUSA’s Authorized Control Level (“ACL”) Risk Based capital impact on recapture of the LTC reinsurance agreement at December 31, 2018 and 2017 is as follows:

	Available Capital	Required Capital	RBC Ratio

	(in millions)
As reported at December 31, 2018	$11,404	$1,425	800%
Impact of JHRECO LTC Recapture	470	232	-83%

Capital Gross of JHRECO LTC Cession	$11,874	$1,657	717%

	Available Capital	Required Capital	RBC Ratio

	(in millions)
As reported at December 31, 2017	$10,761	$1,266	850%
Impact of JHRECO LTC Recapture	854	189	-52%

Capital Gross of JHRECO LTC Cession	$11,615	$1,455	798%

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, MRBL:

	Years ended December 31,
	2018	2017	2016

	(in millions)
Premiums ceded	$(3,763)	$(3,320)	$(3,978)
Benefits ceded	(10,700)	(11,653)	(10,494)

Other reinsurance receivable	185	25	-
Other amounts payable on reinsurance	660	389	605
Funds withheld from unauthorized reinsurers	7	-	227

Treaty settlement received (paid)*	178	480	(142)
*	Treaty settlement consisted primarily of ceded investment income related to non-qualifying hedging strategies and changes in the modified coinsurance and coinsurance reserves.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

The Company reinsures 87% of certain group annuity contracts in-force with MRBL. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider.

The Company reinsures 90% of a significant block of variable annuity contracts in-force with MRBL. All substantial risks, including all guaranteed benefits (GMDB, Guaranteed Minimum Income Benefit (“GMIB”), and GMWB), related to certain specified policies not already reinsured to third parties, are reinsured under the agreement. The base contracts are reinsured on a modified coinsurance basis, while the guaranteed benefit reinsurance coverage is apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance FWH. The assets supporting the reinsured policies remain invested with the Company. Since the inception of the treaty in 2008, several amendments have been enacted to refine certain aspects of the treaty. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Statements of Operations.

The Company’s indirect parent company, MFC, is regulated on a global basis by the Canadian insurance regulator, OSFI, and reports on a consolidated IFRS basis. The Company utilizes a dynamic hedging program to manage risks on an economic basis. The IFRS accounting for these derivatives aligns with MFC’s market-based reserving regime. The US statutory accounting and reserving framework does not provide appropriate alignment of economic risk management strategies (hedging) and associated reserve methodologies. The treaty with MRBL provides a mechanism to allow management of the majority of the variable annuity risk under a single consolidated reserve and capital regime, rather than managing the block simultaneously under two very diverse frameworks.

As a coinsurance / modified coinsurance treaty, MRBL holds $1,989 million and $1,873 million as a coinsurance reserve and JHUSA holds $420 million and $109 million as a modified coinsurance reserve at December 31, 2018 and 2017, respectively. The IFRS reserves that MRBL holds for variable annuities are similar in concept to AG43. The calculations are a real-world stochastic calculation at CTE(70), based on the guaranteed benefits and fees in isolation rather than the whole contract, including the cash flows generated from the dynamic hedging program and including margins for adverse deviation. The real-world stochastic scenarios are subject to Canadian Institute of Actuaries equity and bond fund return calibration criteria. Reserve credits taken were $7 million and $0 million at December 31, 2018 and 2017, respectively, and there is no supporting collateral.

MRBL does not retrocede any risks to a third party. The risks assumed by MRBL are solely the responsibility of MRBL, but they are also retained within MFC. This transaction has no impact on MFC’s financial statements as it reports its risks on a consolidated basis.

On September 30, 2018, the Company entered into a combination coinsurance and modified coinsurance agreement with MRBL to cede 95% of certain single life and survivorship variable universal life products. The transactions included the transfer from JHUSA of $662 million of policy liabilities. The transactions resulted in a pre-tax gain of $500 million, including a ceding commission received of $500 million, and an increase in surplus of $395 million net of tax, which was deferred and will be amortized over a period of approximately 20 years.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

The Company entered into a Stop Loss Reinsurance Agreement with MRBL, effective April 1, 2017, simultaneous with entering into a coinsurance with partial funds withheld agreement with MMRC, as described below.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, MRL:

	Years ended December 31,
	2018	2017	2016

	(in millions)
Premiums ceded	$(133)	$(255)	$(298)
Benefits ceded	(595)	(545)	(468)

Other reinsurance receivable	-	-	5
Other amounts payable on reinsurance	7	7	-
Funds withheld from unauthorized reinsurers	329	66	-
Treaty settlement received (paid)*	(30)	(28)	(74)

*	Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

The Company entered into a coinsurance/modified coinsurance agreement with an affiliate, MRL, to reinsure 90% of all risks not already reinsured to third parties on various universal life contracts effective December 15, 2000. Subsequent amendments added further UL and some term contracts. The Company amended the agreement during 2014 to simplify treaty administration and to modify the structure of the treaty to a modified coinsurance FWH structure.

The table and commentary below consist of the impact of the reinsurance agreement with an affiliate, JHLH:

	Years ended December 31,
	2018	2017	2016

	(in millions)
Premiums ceded	$(28)	$(27)	$(28)
Premiums assumed	-	-	241
Benefits ceded	(22)	(19)	(10)
Benefits assumed	19	22	8

Other reinsurance receivable	-	-	1
Other amounts payable on reinsurance	5	7	-
Funds withheld from authorized reinsurers	-	-	3
Treaty settlement received (paid)*	(23)	(28)	7

* Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

On December 31, 2016, the Company entered into a coinsurance agreement with an affiliate, JHLH, to reinsure 100% of a block of single premium universal life policies. The transaction included the transfer from JHLH of $282 million of invested assets and $241 million in net policy liabilities. The transaction resulted in a pre-tax gain and ceding commission received of $36 million and an increase in surplus of $52 million, net of tax.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

The table and commentary below consist of the impact of the reinsurance agreement with an affiliate, MMRC:

	Year ended December 31,
	2018	2017

	(in millions)
Premiums ceded	$(135)	$(373)
Premiums assumed	-	-
Benefits ceded	(17)	(14)
Benefits assumed	-	-

Other reinsurance receivable	-	-
Other amounts payable on reinsurance	22	18
Funds withheld from authorized reinsurers	102	50
Treaty settlement received (paid)*	(68)	(55)
*	Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

Effective April 1, 2017, the Company entered into a coinsurance with partial FWH agreement with an affiliate, MMRC, to reinsure 100% of the Company’s in-force single-life term life insurance policies and related riders, for certain policy years. The transaction included the transfer to MMRC of $284 million in net policy liabilities. Also, the Company recognized $33 million of FWH liabilities. The transactions resulted in a pre-tax gain of $251 million, including a ceding commission received of $252 million, and an increase in surplus of $163 million, net of tax, which was deferred and will be amortized over a period of approximately 15 years. Subsequent amendment added additional term contracts.

The reinsurance agreement with MMRC was entered into to address the surplus strain caused by the excess of XXX NAIC reserves over the VM-20 reserve levels. This transaction was within the scope of Actuarial Guideline 48, the NAIC Term Life and Universal Life with Secondary Guarantees (XXX/AXXX) Credit for Reinsurance Model Regulation (“AG 48”). In accordance with the terms of AG 48, the obligations of MMRC under the reinsurance agreement are supported by a FWH account and a credit-linked note. The FWH account is funded with assets meeting the definition of “Primary Security” under AG 48 and in an amount equal to or in excess of the VM-20 reserve. The credit-linked note is in the amount of the excess of the statutory reserves over the then current “Required Level of Primary Security”.

The Company did not commute any material ceded reinsurance in 2018.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes

The components of the net deferred tax asset/(liability) are as follows:

	December 31, 2018
	(1) Ordinary	(2) Capital	(3) (Col 1 + 2) Total

	(in millions)
(a) Gross deferred tax assets	$1,674	$67	$1,741
(b) Statutory valuation allowance adjustments	121	-	121

(c) Adjusted gross deferred tax assets (a - b)	1,553	67	1,620
(d) Deferred tax assets nonadmitted	-	-	-

(e) Subtotal net admitted deferred tax asset (c - d)	1,553	67	1,620
(f) Deferred tax liabilities	1,628	69	1,697

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$(75)	$(2)	$(77)

	December 31, 2017
	(4) Ordinary	(5) Capital	(6) (Col 4 + 5) Total

	(in millions)
(a) Gross deferred tax assets	$2,432	$63	$2,495
(b) Statutory valuation allowance adjustments	121	-	121

(c) Adjusted gross deferred tax assets (a - b)	2,311	63	2,374
(d) Deferred tax assets nonadmitted	-	-	-

(e) Subtotal net admitted deferred tax asset (c - d)	2,311	63	2,374
(f) Deferred tax liabilities	2,289	72	2,361

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$22	$(9)	$13

	Change
	(7) (Col 1 - 4) Ordinary	(8) (Col 2 - 5) Capital	(9) (Col 7 + 8) Total

	(in millions)
(a) Gross deferred tax assets	$(758)	$4	$(754)
(b) Statutory valuation allowance adjustments	-	-	-

(c) Adjusted gross deferred tax assets (a - b)	(758)	4	(754)
(d) Deferred tax assets nonadmitted	-	-	-

(e) Subtotal net admitted deferred tax asset (c - d)	(758)	4	(754)
(f) Deferred tax liabilities	(661)	(3)	(664)

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$(97)	$7	$(90)

The Company has recorded a valuation allowance against specific general business tax credit carryforwards of $121 million for the year ended December 31, 2018. These tax credits were generated by the legacy JHFC group and are subject to the separate return limitation rules. These credits will not expire until 2027, however due to restrictions on the utilization, management believes that it is more likely than not that the Company will not realize the benefit. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets.

The amount of adjusted gross deferred tax assets admitted under each component and the resulting increase in deferred tax assets by character are as follows:

	December 31, 2018
	(1) Ordinary	(2) Capital	(3) (Col 1 + 2) Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$65	$65
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	649	-	649
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	649	-	649
2. Adjusted gross deferred tax assets allowed per limitation threshold.	1,328	-	1,328
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	904	2	906

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$1,553	$67	$1,620

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

	December 31, 2017
	(4) Ordinary	(5) Capital	(6) (Col 4 + 5) Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$53	$53
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	742	-	742
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	742	-	742
2. Adjusted gross deferred tax assets allowed per limitation threshold.	1,212	-	1,212
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	1,569	10	1,579

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$2,311	$63	$2,374

	Change
	(7) (Col 1 - 4) Ordinary	(8) (Col 2 - 5) Capital	(9) (Col 7 + 8) Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$12	$12
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	(93)	-	(93)
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	(93)	-	(93)
2. Adjusted gross deferred tax assets allowed per limitation threshold.	116	-	116
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	(665)	(8)	(673)

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$(758)	$4	$(754)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

	2018	2017

	(in millions)
(a) Ratio percentage used to determine recovery period and threshold limitation amount	800%	849%
(b) Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in 2(b)2 above	$8,854	$8,082

Impact of tax planning strategies is as follows:

	December 31, 2018
	(1) Ordinary	(2) Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$1,553	$67
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$1,553	$67
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

	December 31, 2017
	(3) Ordinary	(4) Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$2,311	$63
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$2,311	$63
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

	Change
	(5) (Col 1 - 3) Ordinary	(6) (Col 2 - 4) Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$(758)	$4
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$(758)	$4
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

The Company’s tax planning strategies do not include the use of reinsurance.

There are no unrecognized deferred tax liabilities for amounts described in ASC 740-10-25-3.

Current income taxes incurred consist of the following major components:

	Years Ended December 31,
	(1) 2018	(2) 2017	(3) (Col 1 - 2) Change

	(in millions)
1. Current income tax
(a) Federal	$(725)	$446	$(1,171)
(b) Foreign	-	-	-

(c) Subtotal	(725)	446	(1,171)
(d) Federal income tax on net capital gains	396	243	153
(e) Utilization of capital loss carryforwards	-	-	-
(f) Other	-	-	-

(g) Federal and foreign income taxes incurred	$(329)	$689	$(1,018)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows:

	December 31,
	(1) 2018	(2) 2017	(3) (Col 1 - 2) Change

	(in millions)
2. Deferred tax assets:
(a) Ordinary:
(1) Discounting of unpaid losses	$-	$-	$-
(2) Unearned premium reserve	-	-	-
(3) Policyholder reserves	654	1,489	(835)
(4) Investments	72	88	(16)
(5) Deferred acquisition costs	412	357	55
(6) Policyholder dividends accrual	53	49	4
(7) Fixed assets	-	-	-
(8) Compensation and benefits accrual	34	28	6
(9) Pension accrual	17	16	1
(10) Receivables - nonadmitted	54	48	6
(11) Net operating loss carryforward	35	-	35
(12) Tax credit carry-forward	333	329	4
(13) Other (including items <5% of total ordinary tax assets)	10	28	(18)

(99) Subtotal	$1,674	$2,432	$(758)
(b) Statutory valuation allowance adjustment	121	121	-
(c) Nonadmitted	-	-	-

(d) Admitted ordinary deferred tax assets (2(a)(99) - 2(b) - 2(c))	$1,553	$2,311	$(758)
(e) Capital:
(1) Investments	$67	$63	$4
(2) Net capital loss carryforward	-	-	-
(3) Real estate	-	-	-
(4) Other (including items <5% of total capital tax assets)	-	-	-

(99) Subtotal	$67	$63	$4
(f) Statutory valuation allowance adjustment	-	-	-
(g) Nonadmitted	-	-	-

(h) Admitted capital deferred tax assets (2(e)(99) - 2(f) - 2(g))	$67	$63	$4
(i) Admitted deferred tax assets (2(d)+2(h))	$1,620	$2,374	$(754)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

3. Deferred tax liabilities:
(a) Ordinary:
(1) Investments	$1,150	$1,178	$(28)
(2) Fixed assets	18	18	-
(3) Deferred and uncollected premium	9	9	-
(4) Policyholder reserves	324	934	(610)
(5) Other (including items <5% of total ordinary tax liabilities)	127	150	(23)

(99) Subtotal	$1,628	$2,289	$(661)
(b) Capital:
(1) Investments	$69	$72	$(3)
(2) Real estate	-	-	-
(3) Other (including items <5% of total capital tax liabilities)	-	-	-

(99) Subtotal	$69	$72	$(3)

(c) Deferred tax liabilities (3(a)(99) + 3(b)(99))	$1,697	$2,361	$(664)

4. Net deferred tax assets/liabilities (2(i) - 3(c))	$(77)	$13	$(90)

The change in net deferred income taxes is comprised of the following:

	December 31,
	2018	2017	Change

	(in millions)
Total deferred tax assets	$1,620	$2,374	$(754)
Total deferred tax liabilities	1,697	2,361	(664)

Net deferred tax assets (liabilities)	$(77)	$13	$(90)

Tax effect of unrealized gains and losses			137
Tax effect of unrealized foreign exchange gains (losses)			5
Other			(215)

Change in net deferred income taxes			$(17)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 21% for 2018 and 35% for 2017 and 2016 to income before income tax (including realized capital gains). The significant items causing this difference are as follows:

	Years Ended December 31,
	2018	2017	2016

	(in millions)
Ordinary provisions computed at statutory rate	$(7)	$962	$294
Net realized capital gains (losses) before IMR at statutory rate	153	253	(173)
Change in nonadmitted assets	-	-	-
Reinsurance	77	22	(47)
Valuation allowance	-	-	71
Tax-exempt income	1	(22)	(16)
Nondeductible expenses	2	1	(1)
Foreign tax expense gross up	5	8	8
Amortization of IMR	(138)	(68)	(78)
Tax recorded in surplus	14	68	(4)
Dividend received deduction	(159)	(184)	(183)
Investment in subsidiaries	(18)	(25)	(25)
Prior year adjustment	(69)	(151)	(54)
Tax credits	(23)	(24)	(26)
Change in tax reserve	33	4	(200)
Pension	-	-	-
Tax rate change	(185)	570	-
Other	2	1	(1)

Total	$(312)	$1,415	$(435)

Federal and foreign income taxes incurred	$(725)	$446	$(121)
Capital gains tax	396	243	496
Change in net deferred income taxes	17	726	(810)

Total statutory income tax expense (benefit)	$(312)	$1,415	$(435)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

As of December 31, 2018, the Company had the following carry forwards:

	Origination Year	Expiration Year	Amount

	(in millions)
Affordable housing tax credits	2001	2021	$1
	2002	2022	1
	2003	2023	1
	2004	2024	1
	2005	2025	1
	2006	2026	2
	2007	2027	23
	2008	2028	57
	2009	2029	54
	2010	2030	47
	2011	2031	41
	2012	2032	32
	2013	2033	21
	2014	2034	12
	2015	2035	5
	2016	2036	3
	2017	2037	1
	2018	2038	-

			$303

Net Operating Losses	2008	2023	$-
	2009	2024	-
	2010	2025	-
	2013	2028	-
	2014	2029	-
	2018		35

			$35

Foreign Tax Credits	2006	2016	$-
	2007	2017	-
	2008	2018	-
	2009	2019	-
	2010	2020	-
	2011	2021	-
	2012	2022	-
	2013	2023	-
	2014	2024	-
	2015	2025	-
	2016	2026	-
	2017	2027	-
	2018	2028	23

			$23

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

	Origination Year	Expiration Year	Amount

	(in millions)
Other credits	2000	2020	$-
	2001	2021	-
	2002	2022	-
	2003	2023	-
	2004	2024	-
	2005	2025	-
	2006	2026	-
	2007	2027	-
	2008	2028	-
	2009	2029	-
	2010	2030	-
	2011	2031	-
	2012	2032	-
	2013	2033	2
	2014	2034	2
	2015	2035	3
	2016	2036	-

			$7

With the enactment of the Tax Cuts and Jobs Act on December 22, 2017, the net operating loss carryback provision was repealed effective January 1, 2018. The federal income taxes incurred on capital gains available for recoupment in the event of future net capital losses were $0 million, $323 million and $0 million for the years 2018, 2017 and 2016 respectively.

The Company has no deposits under Section 6603 of the Internal Revenue Code.

The Company is included in the consolidated federal income tax return of JHFC with the following entities:

Essex Corporation	John Hancock Insurance Agency Inc.
Farmland Management Services, Inc.	John Hancock Leasing Corp.
Guide Financial, Inc.	John Hancock Life Insurance Company of New York
Hancock Farmland Services, Inc.	John Hancock Life & Health Insurance Company
Hancock Forest Management Inc.	John Hancock Natural Resource Corp.
Hancock Natural Resource Group Inc.	John Hancock Realty Advisors Inc.
JH 575 Rengstorff LLC	John Hancock Realty Mgt. Inc.
JH Hostetler LLC	John Hancock Signature Services Inc.
JH Kearny Mesa 5 LLC	Manulife Holding (USA) LLC
JH Kearny Mesa 7 LLC	Manulife (Michigan) Reassurance Company
JH Kearny Mesa 9 LLC	Manulife Reinsurance (Bermuda) Limited
JH Networking Insurance Agency Inc.	Manulife Reinsurance Limited
JH Ott LLC	Manulife Service Corporation
JH Tulare 8 LLC	MCC Asset Management Inc.
JHFS One Corp.	PT Timber Inc.
John Hancock Assignment Company	Signator Insurance Agency Inc.
John Hancock Financial Corporation	Signator Investors Inc.
John Hancock Financial Network Inc.	The Manufacturers Investment Corporation

In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax expense (benefit) is computed as if the Company filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized by the consolidated group. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

Taxes receivable from (payable to) affiliates are ($47) million and ($156) million at December 31, 2018 and 2017, respectively, and are included in other assets or current federal income taxes payable on the Balance Sheets.

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. The Company is under continuous examination by the Internal Revenue Service (“IRS”). Effective for 2010, the Company’s common parent, JHFC, merged into Manulife Holdings (Delaware) LLC (“MHDLLC”) resulting in a new combined group. With respect to the legacy MHDLLC consolidated return group, the IRS audit for tax years through 2009 have been closed. With respect to the legacy JHFC group, the IRS has completed its examinations of tax years 1997 through 2009. On March 30, 2016, the Company and the IRS finalized an agreement for tax years 2002-2009. The agreement applies the U.S. Tax Court’s opinion on the Company’s tax treatment of certain leveraged lease investments pertaining to tax years 1997-2001. There was no material impact to the Company’s financial position or results of operations as a result of the agreement.

In August 2017, the Company received and signed an IRS Revenue Agent Report for tax years 2010-2013. Tax years 2014 and forward are open under the statute of limitations.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2018	2017

	(in millions)
Balance at beginning of year	$60	$37
Additions based on tax positions related to the current year	2	14
Payments	-	-
Additions for tax positions of prior years	48	22
Reductions for tax positions of prior years	(2)	(13)

Balance at end of year	$108	$60

Included in the balances as of December 31, 2018 and 2017, are $108 million and $75 million, respectively, of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2018 and 2017, are ($1) million and ($16) million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility.

The Company’s liability for unrecognized tax benefits is not expected to materially change in the next twelve months.

The Company recognizes interest accrued related to unrecognized tax benefits and penalties in income tax expense in the Statements of Operations. The Company recognized approximately ($3) million, ($10) million, and ($177) million of interest expense / (benefit) for the years ended December 31, 2018, 2017 and 2016, respectively. The Company had approximately $6 million and $6 million accrued for interest as of December 31, 2018 and 2017, respectively. The Company did not recognize any material penalties for the years ended December 31, 2018, 2017 and 2016.

The Company reported a Repatriation Transition Tax liability in the amount of $1 million for 2017. This amount was fully remitted to the IRS with the filing of the 2017 federal income tax return.

As of December 31, 2017, the Company reported an Alternative Minimum Tax (AMT) Credit carryforward of $485 million, all of which was recorded as a current tax recoverable. The Company expects to recover $243 million of this balance with the filing of its 2018 tax return, while the remaining $242 million is expected to be recovered in 2019 through 2021.

With the enactment of the Tax Cuts and Jobs Act (the “Act”) on December 22, 2017, the Company applied existing guidance to the best available information in the recording of its tax provisions reflected in the 2017 financial statements. In 2018, the Company completed its analysis on the income tax effects of the Act and adjusted its provisional amounts accordingly. The Company updated policy level tax reserves and reflected impacts of $108 million in its temporary differences for Actuarial Liabilities in both deferred tax assets and deferred tax liabilities. The transitional deferred tax liability is being amortized into taxable income over 8 years, in the amount of $13 million per year. In addition, with the completion of the 2017 tax return,

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

the Company recorded all provision to return adjustments of which ($185) million impacted the effective tax rate related to the revaluation of deferred tax assets and liabilities from 35% to 21%.

10. Capital and Surplus

There are no restrictions placed on the Company’s unassigned surplus other than restrictions on dividend payments described below.

Under Michigan State insurance laws, no insurer may pay any shareholder dividends from any source other than statutory earned surplus without the prior approval of the Director. Dividends to the shareholder that may be paid without prior approval of the Director are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, they do not exceed the greater of 10% of the JHUSA surplus as of December 31 of the preceding year, or the net gain from operations excluding realized capital gains and (losses) for the 12 month period ending December 31 of the immediately preceding year. For the years ended December 31, 2018, 2017 and 2016, the Company paid ordinary dividends of $600 million, $807 million and $0 million and extraordinary dividends of $0 million, $93 million, and $0 million to its parent company MIC, respectively.

Life/health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. As of December 31, 2018 and 2017, based on calculations pursuant to those requirements, the Company’s total adjusted capital exceeds the company action level RBC.

The Company has surplus notes described below in the amount of $585 million outstanding as of December 31, 2018. During 2016, $405 million was repaid. The issuance of the surplus notes was approved by the insurance regulators with the following repayment conditions and restrictions: payment of principal and accrued interest otherwise required or permissible cannot be made unless approved by the Board of Directors, approved in writing by the Director, and the Company has sufficient earned surplus or such other funds as may be approved by the Director available for such payment.

Surplus notes in the amount of $450 million were issued on February 25, 1994, for cash pursuant to Rule 144A under the Securities Act of 1933. 100% of the issued and outstanding surplus notes are represented by a global note registered in the name of a nominee of the Depository Trust Company. The interest rate is fixed at 7.375%, and interest is payable semi-annually. The notes mature on February 15, 2024. Interest expense was $33 million for years ended December 31, 2018, 2017 and 2016. Total interest paid through December 31, 2018 was $813 million.

Pursuant to two subordinated surplus notes dated September 30, 2008, the Company borrowed the respective amount of $295 million and $110 million from an affiliate, John Hancock Insurance Agency, Inc. (“JHIA”). The interest rate is fixed at 7% per annum and is payable semi-annually. The surplus notes which were to have matured on March 31, 2033 were repaid on November 1, 2016. For the year ended December 31, 2016, the combined interest expense on the notes was $31 million.

Pursuant to an amended and restated subordinated surplus note dated September 30, 2008, the Company borrowed $136 million from JHFC. Interest is calculated and reset quarterly at a fluctuating rate equal to 3-month LIBOR plus 125 basis points and is payable semi-annually. The note which was to have matured on December 15, 2016 was extended to December 14, 2021. Interest expense was $5 million, $3 million, and $3 million for the years ended December 31, 2018, 2017 and 2016, respectively. Total interest paid through December 31, 2018 was $24 million.

Under Michigan State liquidation statutes, the claims of the Depository Trust Company and JHFC (“the surplus noteholders”) come before those of the Company’s shareholders. There is no preferential treatment in claims between the surplus noteholders.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

11. Related Party Transactions

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months’ notice. Under the various agreements, the Company will pay a fee for services received under the agreement which includes legal, actuarial, investment, data processing, accounting, and certain other administrative services. Management fees relating to the agreement were $296 million, $347 million, and $329 million, respectively, for the years ended December 31, 2018, 2017 and 2016.

The Company has Administrative Service Agreements with its subsidiaries and affiliates whereby the Company will be reimbursed for operating expenses incurred by the Company. Services provided under the agreement include legal, personnel, marketing, investment accounting, and certain other administrative services and are billed based on intercompany cost allocations or total average daily net assets. The amounts earned under the agreements were $748 million, $767 million, and $811 million for the years ended December 31, 2018, 2017 and 2016, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Balance Sheets and Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Other

During 2018, 2017 and 2016, respectively, the Company received dividends of $28 million, $31 million, and $34 million from John Hancock Investment Management Services LLC, $83 million, $72 million, and $71 million from JHD, $100 million, $0 million, and $0 million from JHNY, $0 million, $0 million, and $0 million from JHLH, $404 million, $231 million, and $214 million from John Hancock Subsidiaries, LLC (“JHS LLC”), and $0 million, $0 million, and $19 million from John Hancock Partnership Holdings I & II, $1 million, $10 million, and $0 million from CLA CRE Opportunity Fund I LP and $27 million, $0 million and $0 million from CIP / MCRT Longview Meadows LLC (“Concord Mews”). These dividends are included in the Company’s net investment income.

During 2018 and 2017, the Company made a capital contribution of $0 million and $0 million to JHS LLC.

The Company did not make a capital contribution to its wholly-owned subsidiary, MMRC in 2018. During 2017, the Company made a capital contribution of $40 million to MMRC, in exchange for one hundred and one shares of the common stock of MMRC.

During 2018 and 2017, the Company received a return of capital of $80 million and $0 million from its 91% ownership of Concord Mews.

The Company did not own any shares of the stock of its parent, MIC, or its ultimate parent, MFC at December 31, 2018 and 2017, respectively.

The Company did not recognize any impairment write-down for its investment in subsidiaries, controlled or affiliated companies for the years ended December 31, 2018, 2017 and 2016, respectively.

The Company is the owner and beneficiary of corporate owned life insurance (“COLI”) policies issued by JHLH. The asset balances equal to the cash surrender value of the internal COLI policies was $572 million and $558 million at December 31, 2018 and 2017, respectively.

The Company operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010. The maximum aggregate amounts that JHUSA can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. By acting as the banker the Company can earn a spread over the amount it pays its affiliates and this aggregation and resulting economies of scale allows the affiliates to improve the investment return on their excess cash. Interest payable on U.S. dollar funds will be reset daily to the one-month U.S. Dollar

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

11. Related Party Transactions - (continued)

London Inter-Bank Bid Rate (“LIBID”) and interest payable on Canadian dollar funds is based off the one-month Canadian Dollar Offering Rate (“CDOR”) plus a spread.

The following table details the affiliates and their participation in the Company’s Liquidity Pool:

	December 31,
	2018	2017

	(In millions)
The Manufacturers Investment Corporation	$66	$134
John Hancock Financial Corporation	113	114
Manulife Reinsurance Limited	17	56
Manulife Reinsurance (Bermuda) Ltd.	141	111
Manulife (Michigan) Reassurance Company	6	4
John Hancock Life & Health Insurance Company	159	180
John Hancock Reassurance Company, Ltd.	91	179
John Hancock Life Insurance Company New York	293	170
John Hancock Investment Management Services LLC	25	23
John Hancock Subsidiaries LLC	24	31
John Hancock Insurance Agency, Inc.	5	5
Essex Corporation	1	-
JH Signature Services Inc.	9	8
JH Partnership Holdings I, II LP	-	7
John Hancock Realty Advisors	6	2
JH Advisors LLC	47	66
Manulife Asset Management (US) LLC	35	76
Hancock Capital Investment Management LLC	15	11
John Hancock RPS, LLC	41	31
The Berkeley Financial Group, LLC	2	2
Manulife Holdings (USA), LLC	-	-
Signator Insurance Agency, Inc.	11	11
JH Networking Insurance Agency, Inc.	4	5
John Hancock Administrative Services LLC	-	-
John Hancock Financial Network, Inc.	45	1
Hancock Natural Resource Group, Inc.	68	30
Hancock Forest Management, Inc.	5	5
John Hancock Personal Financial Services, LLC	1	2
John Hancock Funding Company LLC	(9)	-

Total	$1,221	$1,264

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The claims guarantee agreement was terminated effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

MFC fully and unconditionally guarantees payments from the guarantee periods of the accumulation phase for certain of the Company’s market value adjusted annuity contracts.

MFC fully and unconditionally guarantees JHLICO’s SignatureNotes. In December 2009, the entity that formerly issued these notes, JHLICO, ceased to exist and its property and obligations became the property and obligations of the Company.

MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes are unsecured obligations of MFC and are subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

11. Related Party Transactions - (continued)

guarantees or obligations of MFC, which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes.

The Company also enters into debt and reinsurance transactions with its affiliates. Refer to the debt and reinsurance notes for further details.

12. Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments: The Company has extended commitments to purchase long-term bonds of $723 million, purchase other invested assets of $2,118 million, purchase real estate of $87 million, and issue agricultural and commercial mortgages of $152 million at December 31, 2018. If funded, loans related to real estate mortgages would be fully collateralized by related properties. Approximately 42% of these commitments expire in 2019.

There were no leasing arrangements that the Company entered into as lessee which could have a material financial effect.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. In conjunction with the September 25, 2018 sale of the home office property, the total lease commitment for future years related to the office ground lease was reduced by $343 million. During 2012, the Company entered into a parking lease agreement, which expires on December 31, 2050. The terms of the lease agreements provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under these leases and other non-cancelable operating leases along with the associated sub-lease income are as follows:

Non-cancelable Operating Leases
(in millions)
2019	$9
2020	8
2021	5
2022	3
2023	3
Thereafter	16

Total	$44

The Company does not have any sublease income related to its office space.

The Company’s investment in leveraged leases relates to equipment used primarily in the transportation industries; however, this type of leasing transaction is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

As of December 31, 2018, the Company recorded a restructuring charge of approximately $56 million, net of tax, primarily related to a voluntary early retirement program as well as costs to optimize our real estate footprint in the United States.

Guarantees: In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under statutory accounting principles.

The Company has issued guarantee agreements pursuant to which the Company guarantees the obligations of JHNY and JHLH under the OTC International Swaps and Derivatives Association, Inc. (“ISDA”) cleared and exchange-traded derivative agreements and transactions entered into by JHNY and JHLH with external counterparties. The ISDA guarantees are subject to an overall limit of $1 billion of Potential Future Exposure, using a three-week and 95% confidence parameters, in calculating the counterparty risk exposure.

The Company is party to a financial support agreement with JHLH pursuant to which it has agreed to maintain JHLH’s capital level such that its risk-based capital ratio shall be at or above 225% of the company action level annually. In addition,

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

12. Commitments, Guarantees, Contingencies, and Legal Proceedings - (continued)

under the terms of the financial support agreement, the Company undertakes to provide sufficient liquidity to enable JHLH to make timely payment of its contractual obligations.

Contingencies: The Company is an investor in a number of leasing transactions. On August 5, 2013, the U.S. Tax Court issued an opinion effectively ruling in the government’s favor in the litigation between John Hancock and the IRS involving the tax treatment of John Hancock’s investment in certain leveraged leases. On March 30, 2016, the Company and the IRS finalized an agreement determining the impact of the decision on tax years subsequent to the years that were decided by the Court. There was no material impact to the Company’s financial position or results of operations as a result of the agreement.

The Company acts as an intermediary/broker in OTC derivative instruments. In these cases, the Company enters into derivative transactions on behalf of affiliated companies and then enters into offsetting derivative transactions with the affiliate. In the event of default of either party, the Company is still obligated to fulfill its obligations with the other party.

The Company is subject to insurance guaranty fund laws in the states in which it does business. Pursuant to these laws, insurance companies are assessed, and required to make periodic payments, to be used to pay benefits to policyholders and claimants of insolvent or rehabilitated insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position.

Legal Proceedings: The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, the Michigan Department of Insurance and Financial Services, the Michigan Attorney General, the SEC, the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until such matters have developed and sufficient information emerges to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

A class action against the Company is pending in the U.S. District Court for the Southern District of New York (the “Southern District of NY”) in which claims are made that the Company breached, and continues to breach, the contractual terms of certain universal life policies issued between approximately 1990 and 2006 by including impermissible charges in its cost of insurance (“COI”) calculations and certain other rider charges. The Company believes that its COI calculations have been, and continue to be, in accordance with the terms of the policies. In May 2018, the parties agreed to the financial terms of a settlement in the amount of $91 million. On November 1, 2018, the court granted preliminary approval of the $91 million settlement for Besen and scheduled a fairness hearing for February 19, 2019. Distribution of notice of the settlement to the class commenced on December 26, 2018. A similar class action based on the same policy language in dispute in the case pending in New York had been pending in California. The parties have settled all claims alleged in the California action. On May 8, 2018, the court granted final approval of the settlement, and the settlement amount of $60 million has been paid.

In June 2018, a class action was initiated against the Company in the Southern District of NY on behalf of owners of performance universal life policies issued between 2003 and 2009 whose policies are subject to a COI increase announced in 2018. In October 2018, an almost identical class action was initiated against the Company in the Southern District of New York. It was filed as a related case as the one filed in June and has been assigned to the same judge. Discovery has commenced in these cases and will continue through 2019. It is too early to assess the range of potential outcomes for these two related lawsuits.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

13. Annuity Actuarial Reserves

The Company’s annuity actuarial reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2018
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

	(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$522	$337	$1,385	$2,244	2%
At book value less current surrender charge of 5% or more	2	-	-	2	0%
At fair value	-	-	109,160	109,160	83%

Total with adjustment or at fair value	524	337	110,545	111,406	85%
At book value without adjustment (minimal or no charge or adjustment)	4,937	-	-	4,937	4%
Not subject to discretionary withdrawal	14,577	207	147	14,931	11%

Total (gross)	20,038	544	110,692	131,274	100%

Reinsurance ceded	10,830	-	-	10,830

Total (net)	$9,208	$544	$110,692	$120,444

	December 31, 2017
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

	(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$448	$400	$1,720	$2,568	2%
At book value less current surrender charge of 5% or more	2	-	-	2	0%
At fair value	-	-	124,432	124,432	84%

Total with adjustment or at fair value	450	400	126,152	127,002	86%
At book value without adjustment (minimal or no charge or adjustment)	5,412	-	-	5,412	4%
Not subject to discretionary withdrawal	14,987	227	171	15,385	10%

Total (gross)	20,849	627	126,323	147,799	100%

Reinsurance ceded	4,526	-	-	4,526

Total (net)	$16,323	$627	$126,323	$143,273

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts

Separate accounts held by the Company include individual and group variable annuity and variable life products that offer guaranteed and non-guaranteed returns. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life insurance contracts, and, for other variable life insurance contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

The deposits related to variable annuities generally provide a GMDB. For annuity products, this can take the form of either (a) return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary; or (d) a combination benefit of (b) and (c) above. The assets and liabilities of these accounts are carried at fair value. The GMDB reserve is held in the Company’s general account policy reserves.

The Company sold contracts with GMIB riders from 1998 to 2004. The GMIB rider provides a guaranteed lifetime annuity which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance could purchase at then-current annuity purchase rates.

The Company sold contracts with a GMWB rider and has since offered multiple variations of this optional benefit. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Reinsurance has been utilized to mitigate risk related to some of the GMDB and GMIB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

The assets legally insulated from the general account are attributed to the following products/transactions:

Product/Transaction	Separate Account Legally Insulated Assets		Separate Account Not Legally Insulated Assets

	December 31,
	2018	2017	2018	2017

	(in millions)
Group Annuity Contracts (401K)	$78,443	$87,377	$-	$-
Variable and Fixed Annuities	29,250	35,552	21	23
Life Insurance	12,771	14,081	-	-
Fixed Products - Institutional and stable value fund	1,743	2,140	-	-
Fixed Products - Retail	26	26	351	413
Investments - Funds	1,526	1,555	-	-

Total	$123,759	$140,731	$372	$436

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

To compensate the general account for the risk taken, the separate account paid risk charges and amounts toward separate account guarantees as follows:

	Risk Charges Paid to General Account	Amounts toward Separate Account Guarantees

	(in millions)
2018	$210	$54
2017	$220	$62
2016	$231	$89
2015	$241	$59
2014	$252	$74

The Company had the following variable annuities with guaranteed benefits:

	December 31,
	2018	2017

	(in millions, except for ages)
Account value	$29,577	$36,044
Amount of reserve held	1,230	821
Net amount at risk - gross	7,778	4,817
Weighted average attained age	69	69

The following assumptions and methodology were used to determine the amounts above at December 31, 2018 and 2017:

•

Actuarial Guideline 43 (“AG 43”) is used in both years to determine the aggregate reserve for products falling under the scope. Assumptions used in the standard scenario are prescribed by the guideline. Assumptions used in the stochastic scenarios are detailed below.

•	The stochastically generated projection scenarios have met the scenario calibration criteria prescribed in AG 43.

•

In 2018 and 2017, annuity mortality is based on the Ruark Variable Annuity Table, which is based on an industry study of variable annuity deaths. The table is further adjusted by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

•

In 2018 and 2017, annuity base lapse rates vary by product, policy year, and rider type, where the lapse rates range from 0.5% to 40% for GMDB, GMIB and GMWB. In 2018 the base lapse rates also varied by utilizer status. These rates are dynamically reduced for guarantees that are in-the-money. Beginning in 2012, rates are also dynamically increased for GMWBs that are out-of-the-money.

•	For variable annuities, the swap curve at December 31 is used for discounting in both years.

•	For variable annuities, mean return, volatility and correlation assumptions are determined by indices, which have met the calibration criteria prescribed in AG 43.

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

	December 31,
	2018	2017

	(in millions)
Type of Fund
Equity	$24,071	$28,880
Balanced	8,365	10,009
Bonds	5,615	6,381
Money Market	517	519

Total	$38,568	$45,789

Information regarding the separate accounts of the Company is as follows:

	December 31,
	2018			2017

	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total

	(in millions)
Premiums, deposits and other considerations	$-	$14,007	$14,007	$-	$14,395	$14,395

Reserves for accounts with assets at:
Fair value	544	123,076	123,620	627	139,896	140,523
Amortized cost	-	-	-	-	-	-

Total	$544	$123,076	$123,620	$627	$139,896	$140,523

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

	December 31,
	2018			2017

	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total

	(in millions)
Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$337	$1,385	$1,722	$400	$1,720	$2,120
At book value without fair value adjustments and with current surrender charge of 5% or more	-	1,329	1,329	-	1,494	1,494
At fair value	-	118,543	118,543	-	134,740	134,740
At book value without fair value adjustments and with current surrender charge of less than 5%	-	1,671	1,671	-	1,771	1,771

Subtotal	337	122,928	123,265	400	139,725	140,125
Not subject to discretionary withdrawal	207	148	355	227	171	398

Total	$544	$123,076	$123,620	$627	$139,896	$140,523

Amounts transferred to and from separate accounts are as follows:

	December 31,
	2018	2017	2016

	(in millions)
Transfers to separate accounts	$15,071	$17,679	$17,163
Transfers from separate accounts	22,687	26,385	22,744

Net transfers to (from) separate accounts	$(7,616)	$(8,706)	$(5,581)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

15. Employee Benefit Plans

Retirement Plans: The Company participates in the John Hancock Pension Plan, a qualified defined benefit plan that covers substantially all of its employees. The Company also participates in the John Hancock Non-Qualified Pension Plan, a nonqualified defined benefit plan for employees whose qualified cash balance benefit is restricted by the Internal Revenue Code. Both plans are sponsored by MIC. The non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under this plan continue to be subject to the plan’s provisions.

The Company is jointly and severally liable for the funding requirements of the plans and will recognize its allocation, from MIC, of the required contributions to the plans as pension expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate payments into the trust for the qualified plan and payments to participants for the non-qualified plan. The expense for these plans was $26 million, $34 million, and $30 million in 2018, 2017 and 2016, respectively.

The Company participates in the John Hancock Supplemental Retirement Plan, a non-qualified defined contribution plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for this plan was not material for the years ended 2018, 2017 and 2016, respectively. The prior non-qualified defined contribution plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

The Company also maintains a separate rabbi trust for the purpose of holding assets to be used to satisfy its obligations with respect to certain other non-qualified retirement plans of $308 million and $328 million at December 31, 2018 and 2017, respectively. In the event of insolvency of the Company, the rabbi trust assets can be used to satisfy claims of general creditors.

During the year, the Company implemented its North American voluntary early retirement program. The program will result in the voluntary separation of 229 employees in the U.S. by the end of 2019. A curtailment loss of $7 million resulting from the program was recorded by MIC in earnings during the 4th quarter of 2018. This loss represents the change in net defined benefit and retiree welfare liabilities due to employees separating sooner and with different post-retirement benefits than had previously been assumed. The Company will recognize its allocation of the curtailment loss in earnings as payments to participants are made.

401 (k) Plans: The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. Both plans are sponsored by JHUSA. Expense is primarily comprised of the amounts the Company contributes to the plans, which fully matches eligible participants’ basic pre-tax or Roth contributions, subject to a 4% per participant maximum. The expense for the defined contribution plans was not material for the years ended 2018, 2017 and 2016, respectively.

Deferred Compensation Plan: The Company maintains the Deferred Compensation Plan for Certain Employees of John Hancock, and the Deferred Compensation Plan of the John Hancock Financial Network, both of which are deferred compensation plans sponsored by MFC. These plans are for a select group of management or highly compensated employees and certain qualified agents. The plans are fully funded and accounts are maintained by a third-party administrator. Under these plans, participants have the flexibility and opportunity to invest their plan balances in mutual funds. The liability for these plans at December 31, 2018 and 2017 was $108 million and $112 million, respectively.

Prior to January 1, 2006, the Company offered the Legacy Deferred Compensation Plan for Certain Employees of John Hancock Life Insurance Company (USA), the legacy plan, which is closed to new participation and is unfunded. These are notional accounts and all liabilities have remained with the Company and are paid out of general account assets when a distribution is taken. The liability for this plan was not material as of December 31, 2018 and 2017 respectively.

Postretirement Benefit Plan: The Company participates in the John Hancock Employee Welfare Plan which is sponsored by MIC. Consistent with the pension plan, the Company is jointly and severally liable for the funding requirements of the plan and will recognize its allocation, from MIC, of the benefits earned by plan participants as postretirement benefits expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate the benefits earned; i.e., service cost, relating to participants employed by the Company. In addition, any difference between

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

15. Employee Benefit Plans - (continued)

actual cash paid for benefits to plan participants and benefits earned is recorded directly to unassigned surplus. The expense and charge to surplus for the John Hancock Employee Welfare Plan were not material for the years ended 2018, 2017 and 2016, respectively.

16. Lines of Credit, Consumer Notes and Affiliated Debt

Lines of Credit: At December 31, 2018, JHUSA and MIC share in a committed line of credit established by MFC totaling $1 billion, which was extended to 2023. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, as long as any amount is owed to the lender under the agreement. At December 31, 2018, the Company had no outstanding borrowings under the agreement.

The Company had a committed line of credit agreement established by MLI totaling $1 billion. MLI committed, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants as long as any amount is owed to the lender under the agreement. The committed line of credit expired on March 18, 2018.

At December 31, 2018, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $500 million pursuant to a multi-year facility, which will expire in 2021. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain a certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2018. At December 31, 2018, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

At December 31, 2018, the Company had a line of credit agreement established with JHS LLC totaling up to $120 million, which will expire February 15, 2022. Under the agreement, the Company may loan funds, when requested, at prevailing interest rates as determined in accordance with the line of credit agreement. At December 31, 2018, the Company had $115 million outstanding borrowings under the agreement with a fair value of $115 million. This loan replaced a senior note receivable for $30 million issued by JHS LLC during 2016, and additional advances of $25 million on February 15, 2017 and $60 million on May 21, 2018. Interest on the loan is calculated at a fluctuating rate equal to the 360 day-year for the actual number of days elapsed and is payable annually. The combined interest income on the loans was $3 million and $1 million for the year ended December 31, 2018 and 2017.

Effective April 17, 2018, the Company entered into a committed line of credit agreement with John Hancock Funding Company LLC, (“JHFLLC”), a wholly-owned subsidiary of JHS LLC, totaling up to $400 million which will expire April 27, 2023. Under the agreement, the Company may loan funds, when requested, at prevailing interest rates as determined in accordance with the line of credit agreement. Interest on the loan is calculated at a fluctuating rate equal to the 360 day-year for the actual number of days elapsed and is payable quarterly. At December 31, 2018, the Company had no outstanding borrowings under the agreement.

Consumer Notes: The Company issued consumer notes through its SignatureNotes Program. SignatureNotes may be redeemed upon the death of the holder, subject to an annual overall program redemption limitation of 1% of the aggregate securities outstanding, or $1 million, or an individual redemption limitation of $200,000 of aggregate principal. SignatureNotes have a variety of issue dates, maturities, interest rates and call provisions. The notes payable balance as of December 31, 2018 and 2017 was $154 million and $197 million, respectively. Interest ranging from 4.9% to 6.0%. The notes are due in varying amounts to 2032.

Aggregate maturities of consumer notes are as follows: 2019-$16 million; 2020-$0 million; 2021-$0 million; 2022-$13 million; 2023-$33 million; and thereafter $92 million.

Interest expense on consumer notes, included in benefits to policyholders, was $10 million, $11 million, and $12 million in 2018, 2017 and 2016, respectively. Interest paid amounted to $8 million, $11 million, and $11 million in 2018, 2017 and 2016, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

16. Lines of Credit, Consumer Notes and Affiliated Debt - (continued)

Affiliated Debt: Pursuant to a demand note receivable dated September 30, 2008, the Company had $295 million outstanding with MIC. The note, which was to have matured on March 31, 2013, was extended to March 31, 2018. This note was reported as a nonadmitted asset at December 31, 2016 since the counterparty is the parent entity of the Company; however, this note continued to accrue interest throughout the duration of the contract as per the terms of the note. Prior to March 31, 2013, the interest rate was calculated at a fluctuating rate equal to 3-month LIBOR plus 83 basis points per annum. Following the extension, the interest rate was calculated at a fluctuating rate equal to 3-month LIBOR plus 180 basis points per annum. Interest income was $0 million, $7 million, and $7 million for the years ended December 31, 2018, 2017 and 2016, respectively. The demand note receivable was fully repaid on September 30, 2017.

Pursuant to a promissory note dated June 28, 2012, the Company borrowed $153 million from Manulife Finance Switzerland AG (“MFSA”). Interest on the loan was calculated at a fluctuating rate equal to 3-month LIBOR plus 90 basis points per annum and was payable quarterly. In addition, the Company renewed two previously outstanding promissory notes to MFSA with an outstanding balance of $7 million and combined these notes with the new note issued on June 28, 2012, thus bringing the total principal balance due to $160 million. On June 3, 2015, the maturity date was extended for a period of one year to June 28, 2016. Following the extension, the interest rate was amended and was calculated at a fluctuating rate equal to 3-month LIBOR plus 88 basis points per annum and was payable quarterly effective from June 28, 2015. On May 31, 2016, the maturity date was extended for a period of one year to June 28, 2017. Following the extension, the interest rate was amended and was calculated at a fluctuating rate equal to 3-month LIBOR plus 88 basis points per annum and was payable quarterly effective from June 28, 2016. On May 22, 2017, the maturity date was extended for a period of one year to June 28, 2018. Following the extension, the interest rate was amended and was calculated at a fluctuating rate equal to 3-month LIBOR plus 88 basis points per annum and was payable quarterly effective from June 28, 2017. Interest expense was $0 million, $3 million, and $3 million for the years ended December 31, 2018, 2017 and 2016, respectively. The promissory note was fully repaid as of December 31, 2017.

Pursuant to a senior note receivable dated December 9, 2014, the Company had $40 million outstanding with JHS LLC as of December 31, 2016. During 2017, JHS LLC repaid $15 million of the outstanding loan bringing the outstanding principal balance to $25 million with a fair value of $25 million as of December 31, 2017. During 2018, JHS LLC repaid $15 million of the outstanding loan bringing the outstanding principal balance to $10 million with a fair value of $10 million as of December 31, 2018. The note matures on December 9, 2019. Interest on the loan is calculated at a fluctuating rate equal to the 3-month LIBOR rate plus 180 basis points per annum and is payable quarterly. Interest income was $1 million, $1 million, and $1 million for the years ended December 31, 2018, 2017 and 2016, respectively.

FHLB (Federal Home Loan Bank) Agreements: The Company is a member of the Federal Home Loan Bank of Indianapolis (FHLBI). The Company uses advances from the FHLBI as a part of its liquidity management program, and any funds obtained for this purpose would be accounted for as borrowed money.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

16. Lines of Credit, Consumer Notes and Affiliated Debt - (continued)

The following table indicates the aggregate amount of the FHLBI capital stock held related to the agreement:

	December 31, 2018
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account

	(in millions)
(a) Membership stock - Class A	$-	$-	$-
(b) Membership stock - Class B	19	19	-
(c) Activity stock	-	-	-
(d) Excess stock	-	-	-
(e) Aggregate total	$19	$19	$-
(f) Actual or estimated borrowing capacity as determined by the insurer	$430

	December 31, 2017
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account

	(in millions)
(a) Membership stock - Class A	$-	$-	$-
(b) Membership stock - Class B	19	19	-
(c) Activity stock	-	-	-
(d) Excess stock	-	-	-
(e) Aggregate total	$19	$19	$-
(f) Actual or estimated borrowing capacity as determined by the insurer	$421

FHLBI membership stock of $0 million and $0 million was classified as not eligible for redemption for the years ended December 31, 2018 and 2017, respectively.

The following table indicates the collateral pledged to the FHLBI at the end of the year:

December 31, 2018
	Fair Value	Carrying Value	Aggregate Total Borrowing

(in millions)
(a) General account	$-	$-	$-
(b) Separate account	-	-	-

(c) Total collateral pledged	$-	$-	$-

December 31, 2017
	Fair Value	Carrying Value	Aggregate Total Borrowing

(in millions)
(a) General account	$-	$-	$-
(b) Separate account	-	-	-

(c) Total collateral pledged	$-	$-	$-

The following table indicates the maximum collateral pledged to the FHLBI during the year:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

16. Lines of Credit, Consumer Notes and Affiliated Debt - (continued)

December 31, 2018
	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral

(in millions)
(a) General account	$-	$-	$-
(b) Separate account	-	-	-

(c) Total maximum collateral pledged	$-	$-	$-

December 31, 2017
	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral

(in millions)
(a) General account	$803	$755	$400
(b) Separate account	-	-	-

(c) Total maximum collateral pledged	$803	$755	$400

The following table represents the aggregate amount of borrowing from FHLBI:

December 31, 2018
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established

(in millions)
(a) Debt	$-	$-	$-	$-
(b) Funding agreements	-	-	-	-
(c) Other	-	-	-	-
(d) Aggregate total	$-	$-	$-	$-

December 31, 2017
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established

(in millions)
(a) Debt	$-	$-	$-	$-
(b) Funding agreements	-	-	-	-
(c) Other	-	-	-	-
(d) Aggregate total	$-	$-	$-	$-

The maximum amount of aggregate borrowings from FHLBI during 2018 was $0 million. The Company is not subject to any prepayment obligations under current borrowing agreements.

17. Closed Block

The Company operates a closed block for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

17. Closed Block - (continued)

Assets were allocated to the closed block in an amount that, together with anticipated revenues from policies included in the closed block, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues.

Assets allocated to the closed block inure solely to the benefit of policyholders included in the closed block and will not revert to the benefit of the shareholders of the Company. In addition, if the assets allocated to the closed block and the revenues from the closed block business prove to be insufficient to pay the benefits guaranteed in the closed block, the Company will be required to make payments from its general funds in an amount equal to the shortfall.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders for that closed block will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

No reallocation, transfer, borrowing, or lending of assets can be made between the closed block and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior notification to or approval of the Insurance Department.

The excess of the closed block liabilities over the closed block assets represents the expected future post-tax contribution from the closed block which may be recognized in income over the period the policies and contracts in the closed block remain in force.

The following table sets forth certain summarized financial information relating to the JHUSA closed block.

	JHUSA
	2018	2017

	(in millions)
Assets:
Bonds	$2,222	$2,744
Stocks:
Preferred stocks	-	-
Common stocks	-	-
Mortgage loans on real estate	327	247
Real estate	661	704
Cash, cash equivalents and short-term investments	332	4
Policy loans	1,734	1,694
Other invested assets	407	248

Total cash and invested assets	5,683	5,641
Investment income due and accrued	110	102
Premiums due	4	5
Net deferred tax asset	32	73
Other closed block assets	372	46

Total closed block assets	$6,201	$5,867

Obligations:
Policy reserves	5,407	5,515
Policyholders’ and beneficiaries’ funds	58	60
Dividends payable to policyholders	304	322
Policy benefits in process of payment	61	71
Other policy obligations	6	1
Other closed block obligations	663	500

Total closed block obligations	$6,499	$6,469

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

18. Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2018 financial statements through April 3, 2019, the date the financial statements were issued.

The Company has a number of reinsurance agreements with Scottish Re (U.S.), Inc. (“SRUS”). On March 6, 2019, SRUS was declared impaired and placed into rehabilitation by the Delaware Chancery Court with the anticipation that a Plan of Rehabilitation that addresses and removes the causes of SRUS’s impairment be submitted to the Receiver and the Court for approval. In the event a Plan of Rehabilitation is not submitted and approved, the rehabilitation proceedings could convert into liquidation proceedings. As of December 31, 2018, the Company recorded a reserve credit and a reinsurance receivable of approximately $209 million and $33 million, respectively, related to the various agreements with SRUS.

AUDITED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.) Separate Account H

December 31, 2018

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Audited Financial Statements

December  31, 2018

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of John Hancock Life Insurance Company (U.S.A.) and Contract Owners of John Hancock Life Insurance Company (U.S.A.) Separate Account H

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the table below that comprise John Hancock Life Insurance Company of New York Separate Account H (the “Separate Account”) as of December 31, 2018, and the related statements of operations and changes in contract owners’ equity for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts as of December 31, 2018, the results of its operations and changes in contract owners’ equity for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Subaccounts comprising John Hancock Life Insurance Company (U.S.A.) Separate Account H		Statements of operations and changes in contract owners’ equity

500 Index Fund Series I	Lifestyle Conservative Portfolio Series II	For each of the two years in the period ended December 31, 2018
500 Index Fund Series II	Lifestyle Growth Portfolio Series I
500 Index Fund Series NAV	Lifestyle Growth Portfolio Series II
Active Bond Trust Series I	Lifestyle Growth Portfolio Series NAV
Active Bond Trust Series II	Lifestyle Moderate Portfolio Series I
American Asset Allocation Trust Series I	Lifestyle Moderate Portfolio Series II
American Asset Allocation Trust Series II	Managed Volatility Aggressive Portfolio Series I
American Asset Allocation Trust Series III	Managed Volatility Aggressive Portfolio Series II
American Global Growth Trust Series II	Managed Volatility Balanced Portfolio Series I
American Global Growth Trust Series III	Managed Volatility Balanced Portfolio Series II
American Growth Trust Series II
American Growth Trust Series III	Managed Volatility Conservative Portfolio Series I
American Growth-Income Trust Series I	Managed Volatility Conservative Portfolio Series II
American Growth-Income Trust Series II	Managed Volatility Growth Portfolio Series I
American Growth-Income Trust Series III	Managed Volatility Growth Portfolio Series II
American International Trust Series II	Managed Volatility Growth Portfolio Series NAV

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Subaccounts comprising John Hancock Life Insurance Company (U.S.A.) Separate Account H		Statements of operations and changes in contract owners’ equity

American International Trust Series III	Managed Volatility Moderate Portfolio Series I
Basic Value Focus	Managed Volatility Moderate Portfolio Series II
Blue Chip Growth Trust Series I	Mid Cap Index Trust Series I
Blue Chip Growth Trust Series II	Mid Cap Index Trust Series II
Capital Appreciation Trust Series I	Mid Cap Stock Trust Series I
Capital Appreciation Trust Series II	Mid Cap Stock Trust Series II
Capital Appreciation Value Trust Series II	Mid Value Trust Series I
Core Bond Trust Series I	Mid Value Trust Series II
Core Bond Trust Series II	Money Market Trust Series I
DWS Equity 500 Index	Money Market Trust Series II
Emerging Markets Value Trust Series NAV	Money-Market Trust Series NAV
Equity Income Trust Series I	Mutual Shares Trust Series I
Equity Income Trust Series II	PIMCO All Asset
Financial Industries Trust Series I	Real Estate Securities Trust Series I
Financial Industries Trust Series II	Real Estate Securities Trust Series II
Fundamental All Cap Core Trust Series II	Science & Technology Trust Series I
Fundamental Large Cap Value Trust Series I	Science & Technology Trust Series II
Fundamental Large Cap Value Trust Series II	Select Bond Trust Series I
Global Allocation	Select Bond Trust Series II
Global Bond Trust Series I	Short Term Government Income Trust Series I
Global Bond Trust Series II	Short Term Government Income Trust Series II
Global Trust Series I	Small Cap Index Trust Series I
Global Trust Series II	Small Cap Index Trust Series II
Health Sciences Trust Series I	Small Cap Opportunities Trust Series I
Health Sciences Trust Series II	Small Cap Opportunities Trust Series II
High Yield Trust Series I	Small Cap Stock Trust Series I
High Yield Trust Series II	Small Cap Stock Trust Series II
International Equity Index Series I	Small Cap Value Trust Series I
International Equity Index Series II	Small Cap Value Trust Series II
International Equity Index Series NAV	Small Company Value Trust Series I
International Growth Stock Trust Series II	Small Company Value Trust Series II
International Small Company Trust Series I	Strategic Income Opportunities Trust Series I
International Small Company Trust Series II	Strategic Income Opportunities Trust Series II

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Subaccounts comprising John Hancock Life Insurance Company (U.S.A.) Separate Account H		Statements of operations and changes in contract owners’ equity

International Value Trust Series I	Total Bond Market Series Trust NAV
International Value Trust Series II	Total Bond Market Trust Series II
Investment Quality Bond Trust Series I	Total Stock Market Index Trust Series I
Investment Quality Bond Trust Series II	Total Stock Market Index Trust Series II
Lifestyle Aggressive Portfolio Series I	Ultra Short Term Bond Trust Series I
Lifestyle Aggressive Portfolio Series II	Ultra Short Term Bond Trust Series II
Lifestyle Balanced Portfolio Series I	Utilities Trust Series I
Lifestyle Balanced Portfolio Series II	Utilities Trust Series II
Lifestyle Conservative Portfolio Series I	Value Opportunities

Emerging Markets Value Trust Series II		For the period from October 27, 2017 (commencement of operations) through December 31, 2017 and for the year ended December 31, 2018

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of the Separate Account since 1996.

Boston, Massachusetts

April 3, 2019

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	500 Index Fund Series I	500 Index Fund Series II	500 Index Fund Series NAV	Active Bond Trust Series I	Active Bond Trust Series II	American Asset Allocation Trust Series I
Total Assets
Investments at fair value	$124,393,131	$52,639,118	$173,126,041	$25,738,737	$120,639,088	$104,975,117

Net Assets
Contracts in accumulation	$123,779,768	$52,583,363	$172,964,879	$25,637,469	$120,470,226	$104,330,628
Contracts in payout (annuitization)	613,363	55,755	161,162	101,268	168,862	644,489

Total net assets	$124,393,131	$52,639,118	$173,126,041	$25,738,737	$120,639,088	$104,975,117

Units outstanding	5,483,417	2,418,409	7,467,644	1,321,839	6,519,934	5,496,001
Unit value	$22.69	$21.77	$23.18	$19.47	$18.50	$19.10

Shares	4,172,866	1,764,637	5,809,599	2,794,651	13,070,324	8,866,142
Cost	$112,211,242	$47,675,967	$120,941,545	$27,270,076	$127,669,855	$111,773,955

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	American Asset Allocation Trust Series II	American Asset Allocation Trust Series III	American Global Growth Trust Series II	American Global Growth Trust Series III	American Growth Trust Series II	American Growth Trust Series III
Total Assets
Investments at fair value	$868,428,896	$116,315,978	$134,638,377	$26,968,548	$495,562,004	$82,981,676

Net Assets
Contracts in accumulation	$868,266,134	$116,315,978	$134,627,465	$26,968,548	$495,075,318	$82,973,279
Contracts in payout (annuitization)	162,762	—	10,912	—	486,686	8,397

Total net assets	$868,428,896	$116,315,978	$134,638,377	$26,968,548	$495,562,004	$82,981,676

Units outstanding	47,315,029	5,240,224	6,910,615	1,174,421	13,670,917	3,092,636
Unit value	$18.35	$22.20	$19.48	$22.96	$36.25	$26.83

Shares	73,347,035	9,823,985	9,870,849	1,978,617	30,143,674	5,047,547
Cost	$845,003,692	$117,195,413	$141,942,317	$28,138,107	$545,818,407	$91,753,469

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	American Growth-Income Trust Series I	American Growth-Income Trust Series II	American Growth-Income Trust Series III	American International Trust Series II	American International Trust Series III	Basic Value Focus
Total Assets
Investments at fair value	$102,807,276	$418,779,895	$188,742,389	$261,040,954	$34,732,066	$3,828,929

Net Assets
Contracts in accumulation	$102,513,312	$418,494,255	$188,724,425	$260,804,929	$34,720,989	$3,810,861
Contracts in payout (annuitization)	293,964	285,640	17,964	236,025	11,077	18,068

Total net assets	$102,807,276	$418,779,895	$188,742,389	$261,040,954	$34,732,066	$3,828,929

Units outstanding	2,972,560	13,514,027	7,330,807	10,102,987	2,255,035	95,425
Unit value	$34.59	$30.99	$25.75	$25.84	$15.40	$40.13

Shares	6,840,138	27,974,609	12,591,220	14,781,481	1,974,535	310,035
Cost	$120,745,696	$482,844,676	$218,971,457	$246,890,776	$32,773,900	$3,988,811

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Blue Chip Growth Trust Series I	Blue Chip Growth Trust Series II	Capital Appreciation Trust Series I	Capital Appreciation Trust Series II	Capital Appreciation Value Trust Series II	Core Bond Trust Series I
Total Assets
Investments at fair value	$216,533,054	$107,498,238	$122,497,750	$50,795,140	$243,307,205	$63,639,187

Net Assets
Contracts in accumulation	$215,824,863	$107,342,954	$121,857,678	$50,747,529	$243,304,357	$63,474,860
Contracts in payout (annuitization)	708,191	155,284	640,072	47,611	2,848	164,327

Total net assets	$216,533,054	$107,498,238	$122,497,750	$50,795,140	$243,307,205	$63,639,187

Units outstanding	3,989,809	2,880,174	5,276,879	1,523,414	10,874,787	3,784,692
Unit value	$54.27	$37.32	$23.21	$33.34	$22.37	$16.81

Shares	6,993,963	3,574,933	10,132,155	4,375,120	22,383,368	5,018,863
Cost	$200,647,875	$112,090,771	$131,393,084	$58,278,439	$261,339,508	$67,139,082

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Core Bond Trust Series II	DWS Equity 500 Index	Emerging Markets Value Trust Series II	Emerging Markets Value Trust Series NAV	Equity Income Trust Series I	Equity Income Trust Series II
Total Assets
Investments at fair value	$72,131,804	$10,682,338	$30,943,680	$1,452,358	$152,265,048	$94,017,127

Net Assets
Contracts in accumulation	$72,041,993	$10,635,170	$30,932,894	$1,452,358	$151,214,210	$93,875,453
Contracts in payout (annuitization)	89,811	47,168	10,786	—	1,050,838	141,674

Total net assets	$72,131,804	$10,682,338	$30,943,680	$1,452,358	$152,265,048	$94,017,127

Units outstanding	4,476,676	278,624	2,808,960	130,686	3,216,393	3,781,609
Unit value	$16.11	$38.34	$11.02	$11.11	$47.34	$24.86

Shares	5,693,118	565,203	3,465,138	162,820	11,154,949	6,923,205
Cost	$75,967,664	$9,399,228	$35,694,894	$1,673,486	$177,609,192	$115,276,427

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Financial Industries Trust Series I	Financial Industries Trust Series II	Fundamental All Cap Core Trust Series II	Fundamental Large Cap Value Trust Series I	Fundamental Large Cap Value Trust Series II	Global Allocation
Total Assets
Investments at fair value	$8,458,284	$11,386,695	$37,081,054	$161,567,047	$129,991,269	$226,710

Net Assets
Contracts in accumulation	$8,458,284	$11,383,496	$37,059,620	$160,656,097	$129,782,784	$226,710
Contracts in payout (annuitization)	—	3,199	21,434	910,950	208,485	—

Total net assets	$8,458,284	$11,386,695	$37,081,054	$161,567,047	$129,991,269	$226,710

Units outstanding	407,419	526,724	1,098,058	6,828,258	6,141,427	11,153
Unit value	$20.76	$21.62	$33.77	$23.66	$21.17	$20.33

Shares	710,780	965,793	1,892,856	9,227,130	7,373,299	14,974
Cost	$9,290,502	$12,388,270	$32,240,642	$162,541,916	$130,572,500	$243,453

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Global Bond Trust Series I	Global Bond Trust Series II	Global Trust Series I	Global Trust Series II	Health Sciences Trust Series I	Health Sciences Trust Series II
Total Assets
Investments at fair value	$24,164,291	$55,604,198	$93,402,133	$26,537,525	$45,999,453	$56,169,215

Net Assets
Contracts in accumulation	$24,079,605	$55,565,704	$92,953,712	$26,490,080	$45,908,256	$56,155,365
Contracts in payout (annuitization)	84,686	38,494	448,421	47,445	91,197	13,850

Total net assets	$24,164,291	$55,604,198	$93,402,133	$26,537,525	$45,999,453	$56,169,215

Units outstanding	811,355	2,952,426	3,921,397	1,391,375	670,096	849,302
Unit value	$29.78	$18.83	$23.82	$19.07	$68.65	$66.14

Shares	1,958,209	4,568,956	5,084,493	1,450,931	2,011,345	2,668,371
Cost	$24,953,717	$56,658,432	$87,676,111	$28,107,094	$54,251,391	$65,222,358

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	High Yield Trust Series I	High Yield Trust Series II	International Equity Index Series I	International Equity Index Series II	International Equity Index Series NAV	International Growth Stock Trust Series II
Total Assets
Investments at fair value	$51,588,416	$45,026,742	$12,215,423	$11,356,073	$9,079,888	$13,094,691

Net Assets
Contracts in accumulation	$51,419,385	$44,827,939	$12,164,604	$11,350,386	$9,078,294	$13,065,803
Contracts in payout (annuitization)	169,031	198,803	50,819	5,687	1,594	28,888

Total net assets	$51,588,416	$45,026,742	$12,215,423	$11,356,073	$9,079,888	$13,094,691

Units outstanding	2,981,649	2,088,366	856,547	814,211	802,770	930,777
Unit value	$17.30	$21.56	$14.26	$13.95	$11.31	$14.07

Shares	10,636,787	9,077,972	791,154	734,545	588,457	864,907
Cost	$58,441,145	$49,586,254	$12,682,316	$12,411,627	$8,847,111	$14,309,757

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	International Small Company Trust Series I	International Small Company Trust Series II	International Value Trust Series I	International Value Trust Series II	Investment Quality Bond Trust Series I	Investment Quality Bond Trust Series II
Total Assets
Investments at fair value	$17,468,933	$11,575,848	$54,546,359	$44,426,966	$116,516,628	$58,446,535

Net Assets
Contracts in accumulation	$17,423,745	$11,552,822	$54,342,221	$44,322,193	$116,274,814	$58,371,804
Contracts in payout (annuitization)	45,188	23,026	204,138	104,773	241,814	74,731

Total net assets	$17,468,933	$11,575,848	$54,546,359	$44,426,966	$116,516,628	$58,446,535

Units outstanding	972,342	668,861	2,949,301	2,250,880	6,011,005	3,237,257
Unit value	$17.97	$17.31	$18.49	$19.74	$19.38	$18.05

Shares	1,391,947	925,328	4,606,956	3,755,449	10,909,797	5,467,403
Cost	$15,995,443	$11,782,326	$56,190,681	$47,519,308	$125,850,750	$62,239,935

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Lifestyle Aggressive Portfolio Series I	Lifestyle Aggressive Portfolio Series II	Lifestyle Balanced Portfolio Series I	Lifestyle Balanced Portfolio Series II	Lifestyle Conservative Portfolio Series I	Lifestyle Conservative Portfolio Series II
Total Assets
Investments at fair value	$2,126,950	$5,047,557	$21,831,077	$477,791,722	$8,597,883	$105,253,385

Net Assets
Contracts in accumulation	$2,126,950	$5,047,557	$21,831,077	$477,787,719	$8,597,883	$105,248,126
Contracts in payout (annuitization)	—	—	—	4,003	—	5,259

Total net assets	$2,126,950	$5,047,557	$21,831,077	$477,791,722	$8,597,883	$105,253,385

Units outstanding	142,085	342,608	1,517,651	31,342,811	632,431	7,531,874
Unit value	$14.97	$14.73	$14.38	$15.24	$13.59	$13.97

Shares	160,767	381,524	1,586,561	34,672,839	678,602	8,294,199
Cost	$2,173,333	$5,171,811	$22,978,746	$494,650,059	$9,008,244	$109,660,110

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Lifestyle Growth Portfolio Series I	Lifestyle Growth Portfolio Series II	Lifestyle Growth Portfolio Series NAV	Lifestyle Moderate Portfolio Series I	Lifestyle Moderate Portfolio Series II	Managed Volatility Aggressive Portfolio Series I
Total Assets
Investments at fair value	$192,754,184	$4,608,995,228	$5,968,220	$7,725,494	$148,769,774	$40,513,190

Net Assets
Contracts in accumulation	$192,754,184	$4,608,580,931	$5,968,220	$7,725,494	$148,764,642	$40,355,733
Contracts in payout (annuitization)	—	414,297	—	—	5,132	157,457

Total net assets	$192,754,184	$4,608,995,228	$5,968,220	$7,725,494	$148,769,774	$40,513,190

Units outstanding	12,842,491	299,274,342	474,393	547,708	9,928,150	1,783,705
Unit value	$15.01	$15.40	$12.58	$14.11	$14.98	$22.71

Shares	12,971,345	309,744,303	401,900	577,391	11,093,943	4,063,510
Cost	$205,786,899	$4,887,568,124	$6,536,868	$8,041,108	$154,135,860	$39,972,835

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Managed Volatility Aggressive Portfolio Series II	Managed Volatility Balanced Portfolio Series I	Managed Volatility Balanced Portfolio Series II	Managed Volatility Conservative Portfolio Series I	Managed Volatility Conservative Portfolio Series II	Managed Volatility Growth Portfolio Series I
Total Assets
Investments at fair value	$63,255,102	$370,157,399	$4,704,815,307	$94,415,080	$865,542,439	$380,438,394

Net Assets
Contracts in accumulation	$63,255,102	$369,621,047	$4,702,429,313	$94,245,765	$864,867,569	$379,784,329
Contracts in payout (annuitization)	—	536,352	2,385,994	169,315	674,870	654,065

Total net assets	$63,255,102	$370,157,399	$4,704,815,307	$94,415,080	$865,542,439	$380,438,394

Units outstanding	2,910,117	17,256,894	239,171,453	4,417,350	48,163,939	18,851,163
Unit value	$21.74	$21.45	$19.67	$21.37	$17.97	$20.18

Shares	6,363,692	32,961,478	421,578,433	8,898,688	82,197,763	31,183,475
Cost	$58,631,428	$408,773,228	$4,889,736,694	$108,150,400	$993,612,947	$391,620,569

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Managed Volatility Growth Portfolio Series II	Managed Volatility Growth Portfolio Series NAV	Managed Volatility Moderate Portfolio Series I	Managed Volatility Moderate Portfolio Series II	Mid Cap Index Trust Series I	Mid Cap Index Trust Series II
Total Assets
Investments at fair value	$6,715,508,818	$408,293	$140,001,920	$1,481,941,198	$76,809,896	$57,031,318

Net Assets
Contracts in accumulation	$6,713,559,468	$408,293	$139,349,723	$1,480,002,461	$76,484,149	$56,804,820
Contracts in payout (annuitization)	1,949,350	—	652,197	1,938,737	325,747	226,498

Total net assets	$6,715,508,818	$408,293	$140,001,920	$1,481,941,198	$76,809,896	$57,031,318

Units outstanding	339,906,281	20,790	6,226,658	77,231,623	2,156,341	1,719,916
Unit value	$19.76	$19.64	$22.48	$19.19	$35.62	$33.16

Shares	552,262,238	33,439	12,915,306	137,598,997	4,079,124	3,044,919
Cost	$6,443,181,937	$418,399	$162,643,438	$1,701,866,880	$89,511,140	$64,333,888

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Mid Cap Stock Trust Series I	Mid Cap Stock Trust Series II	Mid Value Trust Series I	Mid Value Trust Series II	Money Market Trust Series I	Money Market Trust Series II
Total Assets
Investments at fair value	$112,150,715	$63,587,350	$40,685,455	$41,931,137	$28,844,508	$130,219,210

Net Assets
Contracts in accumulation	$111,898,971	$63,562,174	$40,592,213	$41,885,222	$28,403,312	$129,787,578
Contracts in payout (annuitization)	251,744	25,176	93,242	45,915	441,196	431,632

Total net assets	$112,150,715	$63,587,350	$40,685,455	$41,931,137	$28,844,508	$130,219,210

Units outstanding	3,593,496	1,679,065	1,332,351	1,448,284	1,992,848	11,460,162
Unit value	$31.21	$37.87	$30.54	$28.95	$14.47	$11.36

Shares	7,102,642	4,287,751	4,296,247	4,418,455	28,844,508	130,219,210
Cost	$117,982,797	$68,710,553	$49,647,739	$51,123,306	$28,844,508	$130,219,210

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Money-Market Trust Series NAV	Mutual Shares Trust Series I	PIMCO All Asset	Real Estate Securities Trust Series I	Real Estate Securities Trust Series II	Science & Technology Trust Series I
Total Assets
Investments at fair value	$4,997,890	$143,605,503	$8,029,549	$26,939,716	$30,200,476	$85,292,722

Net Assets
Contracts in accumulation	$4,983,432	$143,587,673	$8,019,342	$26,869,025	$30,131,501	$84,916,910
Contracts in payout (annuitization)	14,458	17,830	10,207	70,691	68,975	375,812

Total net assets	$4,997,890	$143,605,503	$8,029,549	$26,939,716	$30,200,476	$85,292,722

Units outstanding	405,768	7,753,647	411,974	534,733	804,076	2,511,294
Unit value	$12.32	$18.52	$19.49	$50.38	$37.56	$33.96

Shares	4,997,890	24,845,243	793,434	1,439,087	1,613,273	3,305,919
Cost	$4,997,890	$203,154,775	$8,471,003	$23,525,344	$27,787,333	$79,079,845

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Science &			Short Term	Short Term
	Technology Trust	Select Bond Trust	Select Bond Trust	Government Income	Government Income	Small Cap Index
	Series II	Series I (a)	Series II (b)	Trust Series I	Trust Series II	Trust Series I
Total Assets
Investments at fair value	$42,537,203	$162,857,666	$455,779,558	$24,776,847	$21,847,312	$11,425,511

Net Assets
Contracts in accumulation	$42,527,805	$162,827,189	$455,541,553	$24,540,276	$21,797,555	$11,405,507
Contracts in payout (annuitization)	9,398	30,477	238,005	236,571	49,757	20,004

Total net assets	$42,537,203	$162,857,666	$455,779,558	$24,776,847	$21,847,312	$11,425,511

Units outstanding	1,080,860	11,694,988	35,085,514	2,048,837	1,870,549	394,435
Unit value	$39.35	$13.93	$12.99	$12.09	$11.68	$28.97

Shares	1,730,562	12,537,157	35,033,018	2,087,350	1,838,999	855,203
Cost	$44,874,631	$170,811,941	$470,639,672	$25,884,307	$22,314,147	$12,442,330

(a)	Renamed on April 30, 2018. Previously known as Bond Trust Series I.
(b)	Renamed on April 30, 2018. Previously known as Bond Trust Series II.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Small Cap Index Trust Series II	Small Cap Opportunities Trust Series I	Small Cap Opportunities Trust Series II	Small Cap Stock Trust Series I (c)	Small Cap Stock Trust Series II (d)	Small Cap Value Trust Series I
Total Assets
Investments at fair value	$27,409,629	$29,574,176	$23,802,539	$636,642	$25,609,856	$617,135

Net Assets
Contracts in accumulation	$27,337,673	$29,522,137	$23,746,310	$636,642	$25,608,178	$617,135
Contracts in payout (annuitization)	71,956	52,039	56,229	—	1,678	—

Total net assets	$27,409,629	$29,574,176	$23,802,539	$636,642	$25,609,856	$617,135

Units outstanding	939,136	874,606	753,786	27,172	865,860	23,369
Unit value	$29.19	$33.81	$31.58	$23.43	$29.58	$26.41

Shares	2,062,425	1,322,047	1,086,378	70,115	2,974,432	39,560
Cost	$28,899,791	$38,775,207	$31,443,868	$669,814	$27,475,520	$804,845

(c)	Renamed on April 30, 2018. Previously known as Small Cap Growth Trust Series I.
(d)	Renamed on April 30, 2018. Previously known as Small Cap Growth Trust Series II.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Small Cap Value Trust Series II	Small Company Value Trust Series I	Small Company Value Trust Series II	Strategic Income Opportunities Trust Series I	Strategic Income Opportunities Trust Series II	Total Bond Market Series Trust NAV
Total Assets
Investments at fair value	$22,709,662	$34,014,662	$34,595,578	$28,929,145	$30,584,140	$89,338,550

Net Assets
Contracts in accumulation	$22,698,434	$33,898,237	$34,561,446	$28,813,901	$30,495,890	$89,335,577
Contracts in payout (annuitization)	11,228	116,425	34,132	115,244	88,250	2,973

Total net assets	$22,709,662	$34,014,662	$34,595,578	$28,929,145	$30,584,140	$89,338,550

Units outstanding	825,018	840,097	1,082,149	1,319,270	1,489,159	6,903,807
Unit value	$27.53	$40.49	$31.97	$21.93	$20.54	$12.94

Shares	1,465,139	2,046,610	2,128,959	2,308,791	2,435,043	9,106,886
Cost	$29,464,371	$40,468,175	$41,769,874	$30,970,637	$32,898,935	$94,778,669

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Total Bond Market	Total Stock Market	Total Stock Market	Ultra Short Term	Ultra Short Term	Utilities Trust
	Trust Series II	Index Trust Series I	Index Trust Series II	Bond Trust Series I	Bond Trust Series II	Series I
Total Assets
Investments at fair value	$54,254,779	$39,008,398	$32,264,869	$10,300,085	$176,623,376	$11,848,724

Net Assets
Contracts in accumulation	$54,254,779	$38,833,155	$32,178,913	$10,300,085	$176,583,247	$11,781,273
Contracts in payout (annuitization)	—	175,243	85,956	—	40,129	67,451

Total net assets	$54,254,779	$39,008,398	$32,264,869	$10,300,085	$176,623,376	$11,848,724

Units outstanding	4,408,111	1,667,740	1,097,829	859,864	15,670,778	372,159
Unit value	$12.31	$23.39	$29.39	$11.98	$11.27	$31.84

Shares	5,519,306	1,929,199	1,602,029	905,900	15,534,158	859,849
Cost	$56,363,360	$39,527,968	$26,051,827	$10,366,363	$177,693,273	$12,299,209

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Utilities Trust
	Series II	Value Opportunities
Total Assets
Investments at fair value	$10,499,981	$2,680,343

Net Assets
Contracts in accumulation	$10,468,830	$2,680,343
Contracts in payout (annuitization)	31,151	—

Total net assets	$10,499,981	$2,680,343

Units outstanding	230,965	39,596
Unit value	$45.46	$67.69

Shares	770,358	127,272
Cost	$10,751,343	$2,501,283

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	500 Index Fund Series I		500 Index Fund Series II		500 Index Fund Series NAV
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$1,860,749	$2,397,497	$662,612	$844,338	$2,612,776	$3,523,944
Expenses:
Mortality and expense risk and administrative charges	(2,106,554)	(2,097,525)	(949,432)	(910,520)	(2,046,285)	(2,115,195)

Net investment income (loss)	(245,805)	299,972	(286,820)	(66,182)	566,491	1,408,749

Realized gains (losses) on investments:
Capital gain distributions received	2,223,016	1,800,169	892,043	704,696	3,072,780	2,600,349
Net realized gain (loss)	6,201,809	7,539,683	5,280,233	4,034,963	17,318,343	16,615,853

Realized gains (losses)	8,424,825	9,339,852	6,172,276	4,739,659	20,391,123	19,216,202

Unrealized appreciation (depreciation) during the period	(15,967,158)	16,333,343	(9,483,425)	5,266,255	(29,645,848)	17,830,674

Net increase (decrease) in net assets from operations	(7,788,138)	25,973,167	(3,597,969)	9,939,732	(8,688,234)	38,455,625

Changes from principal transactions:
Purchase payments	215,929	276,081	93,227	162,585	120,009	157,236
Transfers between sub-accounts and the company	330,230	(263,375)	2,521,098	2,392,386	(1,311,521)	(8,555,759)
Withdrawals	(15,618,806)	(17,040,401)	(6,419,447)	(5,585,169)	(22,990,943)	(25,086,874)
Annual contract fee	(229,808)	(255,789)	(219,012)	(216,430)	(1,678,092)	(1,764,854)

Net increase (decrease) in net assets from principal transactions	(15,302,455)	(17,283,484)	(4,024,134)	(3,246,628)	(25,860,547)	(35,250,251)

Total increase (decrease) in net assets	(23,090,593)	8,689,683	(7,622,103)	6,693,104	(34,548,781)	3,205,374
Net assets at beginning of period	147,483,724	138,794,041	60,261,221	53,568,117	207,674,822	204,469,448

Net assets at end of period	$124,393,131	$147,483,724	$52,639,118	$60,261,221	$173,126,041	$207,674,822

	2018	2017	2018	2017	2018	2017
Units, beginning of period	6,105,141	6,883,526	2,585,889	2,740,732	8,459,157	10,016,111
Units issued	298,524	215,631	366,323	304,282	292,691	64,724
Units redeemed	(920,248)	(994,016)	(533,803)	(459,125)	(1,284,204)	(1,621,678)

Units, end of period	5,483,417	6,105,141	2,418,409	2,585,889	7,467,644	8,459,157

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Active Bond Trust Series I		Active Bond Trust Series II		American Asset Allocation Trust Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$849,077	$1,039,513	$3,898,011	$4,619,312	$1,854,732	$1,443,164
Expenses:
Mortality and expense risk and administrative charges	(407,520)	(446,796)	(2,217,926)	(2,344,300)	(1,740,690)	(1,792,535)

Net investment income (loss)	441,557	592,717	1,680,085	2,275,012	114,042	(349,371)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	13,464,732	8,047,434
Net realized gain (loss)	(203,761)	(39,348)	(2,237,607)	(340,418)	5,749,292	7,227,590

Realized gains (losses)	(203,761)	(39,348)	(2,237,607)	(340,418)	19,214,024	15,275,024

Unrealized appreciation (depreciation) during the period	(845,057)	436,624	(2,942,710)	2,282,489	(26,395,775)	1,217,607

Net increase (decrease) in net assets from operations	(607,261)	989,993	(3,500,232)	4,217,083	(7,067,709)	16,143,260

Changes from principal transactions:
Purchase payments	94,701	18,276	68,258	115,191	380,953	223,515
Transfers between sub-accounts and the company	(88,277)	463,915	(2,177,144)	13,827,937	53,035	5,211,616
Withdrawals	(2,524,297)	(3,430,750)	(17,824,867)	(18,405,860)	(12,016,481)	(14,853,211)
Annual contract fee	(39,967)	(49,743)	(414,263)	(447,010)	(136,161)	(153,044)

Net increase (decrease) in net assets from principal transactions	(2,557,840)	(2,998,302)	(20,348,016)	(4,909,742)	(11,718,654)	(9,571,124)

Total increase (decrease) in net assets	(3,165,101)	(2,008,309)	(23,848,248)	(692,659)	(18,786,363)	6,572,136
Net assets at beginning of period	28,903,838	30,912,147	144,487,336	145,179,995	123,761,480	117,189,344

Net assets at end of period	$25,738,737	$28,903,838	$120,639,088	$144,487,336	$104,975,117	$123,761,480

	2018	2017	2018	2017	2018	2017
Units, beginning of period	1,451,268	1,602,699	7,618,528	7,880,360	6,072,330	6,564,402
Units issued	58,838	138,975	518,450	838,699	225,711	440,291
Units redeemed	(188,267)	(290,406)	(1,617,044)	(1,100,531)	(802,040)	(932,363)

Units, end of period	1,321,839	1,451,268	6,519,934	7,618,528	5,496,001	6,072,330

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Asset Allocation Trust Series II		American Asset Allocation Trust Series III		American Global Growth Trust Series II
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$14,593,040	$11,461,372	$2,513,547	$2,110,539	$925,056	$290,528
Expenses:
Mortality and expense risk and administrative charges	(14,180,256)	(15,100,147)	(1,181,298)	(1,247,016)	(2,396,755)	(2,454,971)

Net investment income (loss)	412,784	(3,638,775)	1,332,249	863,523	(1,471,699)	(2,164,443)

Realized gains (losses) on investments:
Capital gain distributions received	111,887,201	69,550,042	14,794,155	9,157,391	8,902,642	13,891,496
Net realized gain (loss)	64,173,555	60,551,076	7,279,076	7,091,468	8,855,412	11,462,679

Realized gains (losses)	176,060,756	130,101,118	22,073,231	16,248,859	17,758,054	25,354,175

Unrealized appreciation (depreciation) during the period	(235,414,403)	14,215,072	(29,941,227)	2,755,337	(31,568,115)	19,184,159

Net increase (decrease) in net assets from operations	(58,940,863)	140,677,415	(6,535,747)	19,867,719	(15,281,760)	42,373,891

Changes from principal transactions:
Purchase payments	555,537	660,003	30,600	32,590	220,866	299,064
Transfers between sub-accounts and the company	(8,655,408)	(1,384,141)	(1,365,547)	(1,285,584)	(2,162,256)	(5,220,971)
Withdrawals	(118,757,856)	(121,810,637)	(15,649,920)	(14,022,826)	(20,642,073)	(17,491,911)
Annual contract fee	(6,976,976)	(7,326,197)	(730,313)	(765,046)	(870,960)	(909,707)

Net increase (decrease) in net assets from principal transactions	(133,834,703)	(129,860,972)	(17,715,180)	(16,040,866)	(23,454,423)	(23,323,525)

Total increase (decrease) in net assets	(192,775,566)	10,816,443	(24,250,927)	3,826,853	(38,736,183)	19,050,366
Net assets at beginning of period	1,061,204,462	1,050,388,019	140,566,905	136,740,052	173,374,560	154,324,194

Net assets at end of period	$868,428,896	$1,061,204,462	$116,315,978	$140,566,905	$134,638,377	$173,374,560

	2018	2017	2018	2017	2018	2017
Units, beginning of period	54,126,606	61,101,587	5,984,170	6,706,161	7,935,807	9,112,926
Units issued	196,483	425,463	6,455	17,042	425,075	517,047
Units redeemed	(7,008,060)	(7,400,444)	(750,401)	(739,033)	(1,450,267)	(1,694,166)

Units, end of period	47,315,029	54,126,606	5,240,224	5,984,170	6,910,615	7,935,807

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Global Growth Trust Series III		American Growth Trust Series II		American Growth Trust Series III
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$304,977	$181,826	$1,710,380	$1,627,017	$678,148	$688,348
Expenses:
Mortality and expense risk and administrative charges	(282,681)	(296,618)	(8,902,195)	(9,117,886)	(880,181)	(894,415)

Net investment income (loss)	22,296	(114,792)	(7,191,815)	(7,490,869)	(202,033)	(206,067)

Realized gains (losses) on investments:
Capital gain distributions received	1,698,613	2,652,990	100,089,623	88,616,974	16,505,644	14,616,005
Net realized gain (loss)	834,600	1,091,422	52,886,652	60,222,831	4,582,882	6,945,926

Realized gains (losses)	2,533,213	3,744,412	152,976,275	148,839,805	21,088,526	21,561,931

Unrealized appreciation (depreciation) during the period	(5,296,165)	4,864,953	(148,951,749)	(5,007,484)	(20,516,689)	1,994,502

Net increase (decrease) in net assets from operations	(2,740,656)	8,494,573	(3,167,289)	136,341,452	369,804	23,350,366

Changes from principal transactions:
Purchase payments	6,354	36,811	483,181	654,877	17,188	110,299
Transfers between sub-accounts and the company	814,964	(4,318,628)	(20,557,843)	(38,185,000)	(4,140,048)	(9,128,449)
Withdrawals	(2,873,512)	(2,972,876)	(74,850,434)	(72,058,382)	(9,883,377)	(10,008,801)
Annual contract fee	(157,024)	(167,126)	(2,001,087)	(2,125,200)	(612,822)	(637,722)

Net increase (decrease) in net assets from principal transactions	(2,209,218)	(7,421,819)	(96,926,183)	(111,713,705)	(14,619,059)	(19,664,673)

Total increase (decrease) in net assets	(4,949,874)	1,072,754	(100,093,472)	24,627,747	(14,249,255)	3,685,693
Net assets at beginning of period	31,918,422	30,845,668	595,655,476	571,027,729	97,230,931	93,545,238

Net assets at end of period	$26,968,548	$31,918,422	$495,562,004	$595,655,476	$82,981,676	$97,230,931

	2018	2017	2018	2017	2018	2017
Units, beginning of period	1,252,683	1,575,305	16,058,791	19,384,668	3,579,993	4,375,228
Units issued	82,166	3,665	559,080	174,926	119,968	14,382
Units redeemed	(160,428)	(326,287)	(2,946,954)	(3,500,803)	(607,325)	(809,617)

Units, end of period	1,174,421	1,252,683	13,670,917	16,058,791	3,092,636	3,579,993

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Growth-Income Trust Series I		American Growth-Income Trust Series II		American Growth-Income Trust Series III
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$1,608,729	$1,229,495	$6,065,412	$4,839,110	$3,612,847	$3,085,599
Expenses:
Mortality and expense risk and administrative charges	(1,780,383)	(1,771,732)	(7,535,900)	(7,840,490)	(1,984,015)	(2,029,219)

Net investment income (loss)	(171,654)	(542,237)	(1,470,488)	(3,001,380)	1,628,832	1,056,380

Realized gains (losses) on investments:
Capital gain distributions received	14,171,725	19,424,010	57,242,000	83,192,399	25,461,036	36,759,686
Net realized gain (loss)	4,019,698	7,187,413	27,670,715	37,950,049	3,096,649	3,491,423

Realized gains (losses)	18,191,423	26,611,423	84,912,715	121,142,448	28,557,685	40,251,109

Unrealized appreciation (depreciation) during the period	(21,314,964)	(4,084,378)	(95,062,904)	(25,358,184)	(33,420,377)	1,616,669

Net increase (decrease) in net assets from operations	(3,295,195)	21,984,808	(11,620,677)	92,782,884	(3,233,860)	42,924,158

Changes from principal transactions:
Purchase payments	80,859	128,704	325,001	456,373	39,740	261,524
Transfers between sub-accounts and the company	(2,652,453)	(4,338,045)	(9,439,251)	(18,163,996)	(6,874,013)	(14,559,441)
Withdrawals	(12,700,094)	(12,067,377)	(65,790,816)	(69,101,948)	(21,613,036)	(22,214,873)
Annual contract fee	(233,901)	(252,379)	(1,821,928)	(1,932,403)	(1,359,553)	(1,412,257)

Net increase (decrease) in net assets from principal transactions	(15,505,589)	(16,529,097)	(76,726,994)	(88,741,974)	(29,806,862)	(37,925,047)

Total increase (decrease) in net assets	(18,800,784)	5,455,711	(88,347,671)	4,040,910	(33,040,722)	4,999,111
Net assets at beginning of period	121,608,060	116,152,349	507,127,566	503,086,656	221,783,111	216,784,000

Net assets at end of period	$102,807,276	$121,608,060	$418,779,895	$507,127,566	$188,742,389	$221,783,111

	2018	2017	2018	2017	2018	2017
Units, beginning of period	3,387,677	3,892,000	15,764,325	18,765,188	8,379,737	9,931,652
Units issued	68,945	65,284	482,756	168,878	218,379	21,138
Units redeemed	(484,062)	(569,607)	(2,733,054)	(3,169,741)	(1,267,309)	(1,573,053)

Units, end of period	2,972,560	3,387,677	13,514,027	15,764,325	7,330,807	8,379,737

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American International Trust Series II		American International Trust Series III		Basic Value Focus
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$7,573,108	$2,354,865	$1,188,581	$505,207	$71,363	$65,592
Expenses:
Mortality and expense risk and administrative charges	(4,725,580)	(5,096,134)	(370,706)	(397,098)	(67,821)	(73,313)

Net investment income (loss)	2,847,528	(2,741,269)	817,875	108,109	3,542	(7,721)

Realized gains (losses) on investments:
Capital gain distributions received	11,503,923	17,139,853	1,513,206	2,235,530	461,816	188,166
Net realized gain (loss)	17,790,411	28,127,032	1,719,631	1,886,338	135,449	111,480

Realized gains (losses)	29,294,334	45,266,885	3,232,837	4,121,868	597,265	299,646

Unrealized appreciation (depreciation) during the period	(77,584,323)	42,945,792	(9,626,853)	7,357,502	(979,826)	13,424

Net increase (decrease) in net assets from operations
	(45,442,461)	85,471,408	(5,576,141)	11,587,479	(379,019)	305,349

Changes from principal transactions:
Purchase payments	255,482	375,043	5,584	31,495	—	—
Transfers between sub-accounts and the company	13,729,000	(26,455,283)	2,403,498	(4,219,532)	(142,935)	(170,235)
Withdrawals	(39,793,367)	(41,290,197)	(4,841,425)	(4,904,995)	(567,873)	(473,657)
Annual contract fee	(1,187,096)	(1,316,339)	(309,207)	(339,709)	(10,837)	(11,255)

Net increase (decrease) in net assets from principal transactions	(26,995,981)	(68,686,776)	(2,741,550)	(9,432,741)	(721,645)	(655,147)

Total increase (decrease) in net assets	(72,438,442)	16,784,632	(8,317,691)	2,154,738	(1,100,664)	(349,798)
Net assets at beginning of period	333,479,396	316,694,764	43,049,757	40,895,019	4,929,593	5,279,391

Net assets at end of period	$261,040,954	$333,479,396	$34,732,066	$43,049,757	$3,828,929	$4,929,593

	2018	2017	2018	2017	2018	2017
Units, beginning of period	11,002,549	13,582,355	2,403,967	2,988,807	109,061	126,876
Units issued	799,093	240,463	172,864	11,989	1,017	2,292
Units redeemed	(1,698,655)	(2,820,269)	(321,796)	(596,829)	(14,653)	(20,107)

Units, end of period	10,102,987	11,002,549	2,255,035	2,403,967	95,425	109,061

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Blue Chip Growth Trust Series I		Blue Chip Growth Trust Series II		Capital Appreciation Trust Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$59,503	$164,268	$—	$—	$376,629	$83,477
Expenses:
Mortality and expense risk and administrative charges	(3,720,320)	(3,362,106)	(1,936,797)	(1,758,566)	(2,131,839)	(1,974,467)

Net investment income (loss)	(3,660,817)	(3,197,838)	(1,936,797)	(1,758,566)	(1,755,210)	(1,890,990)

Realized gains (losses) on investments:
Capital gain distributions received	33,723,155	15,273,149	16,433,673	7,523,127	24,661,514	11,087,633
Net realized gain (loss)	19,230,998	16,972,705	4,459,504	4,859,876	6,731,333	7,547,307

Realized gains (losses)	52,954,153	32,245,854	20,893,177	12,383,003	31,392,847	18,634,940

Unrealized appreciation (depreciation) during the period	(45,938,877)	37,534,810	(17,960,982)	21,589,366	(31,282,606)	22,826,953

Net increase (decrease) in net assets from operations	3,354,459	66,582,826	995,398	32,213,803	(1,644,969)	39,570,903

Changes from principal transactions:
Purchase payments	346,958	387,623	455,790	234,094	197,432	210,887
Transfers between sub-accounts and the company	(5,145,305)	(2,337,150)	5,270,850	(4,806,047)	(983,760)	(6,303,350)
Withdrawals	(25,312,057)	(25,508,251)	(14,129,863)	(12,617,211)	(15,088,029)	(14,380,163)
Annual contract fee	(370,713)	(367,325)	(359,830)	(328,421)	(261,444)	(272,105)

Net increase (decrease) in net assets from principal transactions	(30,481,117)	(27,825,103)	(8,763,053)	(17,517,585)	(16,135,801)	(20,744,731)

Total increase (decrease) in net assets	(27,126,658)	38,757,723	(7,767,655)	14,696,218	(17,780,770)	18,826,172
Net assets at beginning of period	243,659,712	204,901,989	115,265,893	100,569,675	140,278,520	121,452,348

Net assets at end of period	$216,533,054	$243,659,712	$107,498,238	$115,265,893	$122,497,750	$140,278,520

	2018	2017	2018	2017	2018	2017
Units, beginning of period	4,509,791	5,095,144	3,103,134	3,626,777	5,905,808	6,883,373
Units issued	123,979	195,064	398,212	271,745	203,509	166,580
Units redeemed	(643,961)	(780,417)	(621,172)	(795,388)	(832,438)	(1,144,145)

Units, end of period	3,989,809	4,509,791	2,880,174	3,103,134	5,276,879	5,905,808

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Capital Appreciation Trust Series II		Capital Appreciation Value Trust Series II		Core Bond Trust Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$26,159	$—	$5,046,881	$3,484,990	$1,611,556	$1,610,423
Expenses:
Mortality and expense risk and administrative charges	(964,841)	(895,262)	(3,703,878)	(3,878,882)	(1,016,885)	(1,178,177)

Net investment income (loss)	(938,682)	(895,262)	1,343,003	(393,892)	594,671	432,246

Realized gains (losses) on investments:
Capital gain distributions received	10,773,437	4,829,163	19,561,342	13,367,108	—	995,245
Net realized gain (loss)	1,323,837	1,356,506	1,161,668	5,153,101	(728,642)	(258,568)

Realized gains (losses)	12,097,274	6,185,669	20,723,010	18,520,209	(728,642)	736,677

Unrealized appreciation (depreciation) during the period	(11,951,970)	11,334,305	(24,529,333)	17,737,364	(1,461,071)	368,856

Net increase (decrease) in net assets from operations	(793,378)	16,624,712	(2,463,320)	35,863,681	(1,595,042)	1,537,779

Changes from principal transactions:
Purchase payments	188,477	187,756	353,360	378,323	58,483	99,956
Transfers between sub-accounts and the company	1,008,554	(3,075,556)	(5,946,426)	1,877,837	(1,574,355)	(967,963)
Withdrawals	(7,365,947)	(6,631,415)	(27,045,582)	(37,070,314)	(8,153,799)	(10,489,475)
Annual contract fee	(205,316)	(191,531)	(1,961,290)	(2,040,639)	(129,503)	(150,889)

Net increase (decrease) in net assets from principal transactions	(6,374,232)	(9,710,746)	(34,599,938)	(36,854,793)	(9,799,174)	(11,508,371)

Total increase (decrease) in net assets	(7,167,610)	6,913,966	(37,063,258)	(991,112)	(11,394,216)	(9,970,592)
Net assets at beginning of period	57,962,750	51,048,784	280,370,463	281,361,575	75,033,403	85,003,995

Net assets at end of period	$50,795,140	$57,962,750	$243,307,205	$280,370,463	$63,639,187	$75,033,403

	2018	2017	2018	2017	2018	2017
Units, beginning of period	1,691,874	1,997,340	12,364,275	14,096,586	4,369,480	5,044,356
Units issued	207,780	156,241	119,101	251,399	141,037	181,949
Units redeemed	(376,240)	(461,707)	(1,608,589)	(1,983,710)	(725,825)	(856,825)

Units, end of period	1,523,414	1,691,874	10,874,787	12,364,275	3,784,692	4,369,480

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Core Bond Trust Series II		DWS Equity 500 Index		Emerging Markets Value Trust Series II
	2018	2017	2018	2017	2018	2017 (e)
Income:
Dividend distributions received	$1,711,214	$1,713,896	$165,950	$178,699	$865,202	$320,757
Expenses:
Mortality and expense risk and administrative charges	(1,243,335)	(1,440,804)	(203,808)	(204,942)	(580,555)	(107,109)

Net investment income (loss)	467,879	273,092	(37,858)	(26,243)	284,647	213,648

Realized gains (losses) on investments:
Capital gain distributions received	—	1,152,060	1,108,207	639,267	—	—
Net realized gain (loss)	(967,084)	(364,368)	738,599	839,308	(164,022)	8,406

Realized gains (losses)	(967,084)	787,692	1,846,806	1,478,575	(164,022)	8,406

Unrealized appreciation (depreciation) during the period	(1,601,694)	445,082	(2,520,155)	780,552	(6,065,973)	1,314,760

Net increase (decrease) in net assets from operations	(2,100,899)	1,505,866	(711,207)	2,232,884	(5,945,348)	1,536,814

Changes from principal transactions:
Purchase payments	131,047	240,811	—	—	101,145	22,803
Transfers between sub-accounts and the company	(4,032,829)	(1,009,351)	(413,318)	(1,053,323)	(1,263,301)	41,311,783
Withdrawals	(9,598,927)	(12,100,081)	(1,017,764)	(977,147)	(4,137,247)	(509,149)
Annual contract fee	(210,323)	(246,502)	(54,157)	(56,836)	(149,646)	(24,174)

Net increase (decrease) in net assets from principal transactions	(13,711,032)	(13,115,123)	(1,485,239)	(2,087,306)	(5,449,049)	40,801,263

Total increase (decrease) in net assets	(15,811,931)	(11,609,257)	(2,196,446)	145,578	(11,394,397)	42,338,077
Net assets at beginning of period	87,943,735	99,552,992	12,878,784	12,733,206	42,338,077	—

Net assets at end of period	$72,131,804	$87,943,735	$10,682,338	$12,878,784	$30,943,680	$42,338,077

	2018	2017	2018	2017	2018	2017
Units, beginning of period	5,341,711	6,142,045	314,256	369,906	3,264,187	—
Units issued	160,650	314,331	1,445	1,261	286,073	3,469,385
Units redeemed	(1,025,685)	(1,114,665)	(37,077)	(56,911)	(741,300)	(205,198)

Units, end of period	4,476,676	5,341,711	278,624	314,256	2,808,960	3,264,187

(e)	Reflects the period from commencement of operations on October 27, 2017 through December 31, 2017.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Emerging Markets Value Trust Series NAV		Equity Income Trust Series I		Equity Income Trust Series II
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$43,337	$17,934	$3,255,408	$4,295,052	$1,785,659	$2,477,934
Expenses:
Mortality and expense risk and administrative charges	(17,219)	(3,300)	(2,687,015)	(2,851,335)	(1,763,447)	(1,923,782)

Net investment income (loss)	26,118	14,634	568,393	1,443,717	22,212	554,152

Realized gains (losses) on investments:
Capital gain distributions received	—	—	21,880,986	14,371,455	13,425,290	9,146,934
Net realized gain (loss)	7,755	1,116	6,741,873	5,259,130	2,618,360	3,375,279

Realized gains (losses)	7,755	1,116	28,622,859	19,630,585	16,043,650	12,522,213

Unrealized appreciation (depreciation) during the period	(275,380)	54,252	(47,921,790)	5,442,173	(27,867,487)	3,253,470

Net increase (decrease) in net assets from operations	(241,507)	70,002	(18,730,538)	26,516,475	(11,801,625)	16,329,835

Changes from principal transactions:
Purchase payments	—	—	206,858	332,635	298,188	259,868
Transfers between sub-accounts and the company	55,514	1,799,334	(5,773,427)	(4,002,928)	(3,694,759)	(6,346,083)
Withdrawals	(215,791)	(14,728)	(19,633,311)	(21,524,650)	(13,449,616)	(12,522,051)
Annual contract fee	(430)	(36)	(258,196)	(296,541)	(330,163)	(368,539)

Net increase (decrease) in net assets from principal transactions	(160,707)	1,784,570	(25,458,076)	(25,491,484)	(17,176,350)	(18,976,805)

Total increase (decrease) in net assets	(402,214)	1,854,572	(44,188,614)	1,024,991	(28,977,975)	(2,646,970)
Net assets at beginning of period	1,854,572	—	196,453,662	195,428,671	122,995,102	125,642,072

Net assets at end of period	$1,452,358	$1,854,572	$152,265,048	$196,453,662	$94,017,127	$122,995,102

	2018	2017	2018	2017	2018	2017
Units, beginning of period	142,910	—	3,727,107	4,249,685	4,389,304	5,116,105
Units issued	6,064	149,925	45,291	94,711	115,821	135,638
Units redeemed	(18,288)	(7,015)	(556,005)	(617,289)	(723,516)	(862,439)

Units, end of period	130,686	142,910	3,216,393	3,727,107	3,781,609	4,389,304

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Financial Industries Trust Series I		Financial Industries Trust Series II		Fundamental All Cap Core Trust Series II
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$124,345	$127,797	$164,029	$156,824	$92,929	$253,987
Expenses:
Mortality and expense risk and administrative charges	(163,321)	(165,489)	(230,391)	(251,620)	(742,150)	(732,951)

Net investment income (loss)	(38,976)	(37,692)	(66,362)	(94,796)	(649,221)	(478,964)

Realized gains (losses) on investments:
Capital gain distributions received	674,944	—	915,508	—	5,875,987	1,100,461
Net realized gain (loss)	548,624	219,560	558,176	418,467	3,357,259	3,283,073

Realized gains (losses)	1,223,568	219,560	1,473,684	418,467	9,233,246	4,383,534

Unrealized appreciation (depreciation) during the period	(2,763,044)	1,182,808	(3,561,756)	1,611,817	(14,758,300)	6,505,786

Net increase (decrease) in net assets from operations	(1,578,452)	1,364,676	(2,154,434)	1,935,488	(6,174,275)	10,410,356

Changes from principal transactions:
Purchase payments	8,059	17,192	30,986	50,107	72,464	73,455
Transfers between sub-accounts and the company	(921,931)	(215,757)	(812,479)	(1,669,762)	(268,746)	61,752
Withdrawals	(712,539)	(1,036,480)	(1,737,369)	(1,697,167)	(4,725,902)	(5,335,026)
Annual contract fee	(30,293)	(31,332)	(46,373)	(49,768)	(181,845)	(187,905)

Net increase (decrease) in net assets from principal transactions	(1,656,704)	(1,266,377)	(2,565,235)	(3,366,590)	(5,104,029)	(5,387,724)

Total increase (decrease) in net assets	(3,235,156)	98,299	(4,719,669)	(1,431,102)	(11,278,304)	5,022,632
Net assets at beginning of period	11,693,440	11,595,141	16,106,364	17,537,466	48,359,358	43,336,726

Net assets at end of period	$8,458,284	$11,693,440	$11,386,695	$16,106,364	$37,081,054	$48,359,358

	2018	2017	2018	2017	2018	2017
Units, beginning of period	474,458	533,359	625,106	771,615	1,221,295	1,347,676
Units issued	41,652	163,731	53,501	189,472	69,318	127,264
Units redeemed	(108,691)	(222,632)	(151,883)	(335,981)	(192,555)	(253,645)

Units, end of period	407,419	474,458	526,724	625,106	1,098,058	1,221,295

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Fundamental Large Cap Value Trust Series I		Fundamental Large Cap Value Trust Series II		Global Allocation
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$2,171,428	$3,556,644	$1,389,364	$2,495,785	$1,982	$4,611
Expenses:
Mortality and expense risk and administrative charges	(2,985,295)	(3,258,388)	(2,533,995)	(2,782,470)	(3,522)	(7,765)

Net investment income (loss)	(813,867)	298,256	(1,144,631)	(286,685)	(1,540)	(3,154)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	9,269	2,490
Net realized gain (loss)	5,067,381	4,594,609	4,960,562	4,425,051	455	112,034

Realized gains (losses)	5,067,381	4,594,609	4,960,562	4,425,051	9,724	114,524

Unrealized appreciation (depreciation) during the period	(40,776,930)	27,754,850	(32,906,560)	21,348,913	(30,246)	(46,262)

Net increase (decrease) in net assets from operations
	(36,523,416)	32,647,715	(29,090,629)	25,487,279	(22,062)	65,108

Changes from principal transactions:
Purchase payments	246,043	313,316	303,852	356,023	—	—
Transfers between sub-accounts and the company	(3,591,346)	(8,056,814)	814,929	(5,990,131)	91	1,995
Withdrawals	(22,088,734)	(26,692,171)	(20,200,308)	(20,952,604)	(1,253)	(494,609)
Annual contract fee	(280,065)	(331,808)	(594,997)	(659,539)	(736)	(987)

Net increase (decrease) in net assets from principal transactions	(25,714,102)	(34,767,477)	(19,676,524)	(27,246,251)	(1,898)	(493,601)

Total increase (decrease) in net assets	(62,237,518)	(2,119,762)	(48,767,153)	(1,758,972)	(23,960)	(428,493)
Net assets at beginning of period	223,804,565	225,924,327	178,758,422	180,517,394	250,670	679,163

Net assets at end of period	$161,567,047	$223,804,565	$129,991,269	$178,758,422	$226,710	$250,670

	2018	2017	2018	2017	2018	2017
Units, beginning of period	7,733,962	9,036,246	6,913,782	8,055,951	11,243	35,364
Units issued	102,855	54,566	396,715	162,923	55	96
Units redeemed	(1,008,559)	(1,356,850)	(1,169,070)	(1,305,092)	(145)	(24,217)

Units, end of period	6,828,258	7,733,962	6,141,427	6,913,782	11,153	11,243

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Global Bond Trust Series I		Global Bond Trust Series II		Global Trust Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$697,347	$669,563	$1,700,423	$1,374,239	$1,963,853	$2,172,538
Expenses:
Mortality and expense risk and administrative charges	(386,937)	(435,765)	(1,010,537)	(1,099,923)	(1,412,030)	(1,497,163)

Net investment income (loss)	310,410	233,798	689,886	274,316	551,823	675,375

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(58,458)	(159,107)	(631,401)	(813,373)	4,327,952	5,261,857

Realized gains (losses)	(58,458)	(159,107)	(631,401)	(813,373)	4,327,952	5,261,857

Unrealized appreciation (depreciation) during the period	(1,135,089)	2,030,306	(2,316,949)	5,221,071	(21,967,408)	13,117,353

Net increase (decrease) in net assets from operations	(883,137)	2,104,997	(2,258,464)	4,682,014	(17,087,633)	19,054,585

Changes from principal transactions:
Purchase payments	15,808	95,084	108,472	123,349	134,713	194,701
Transfers between sub-accounts and the company	(416,725)	(69,271)	(4,081,827)	2,771,900	1,062,831	(3,744,129)
Withdrawals	(2,908,914)	(5,159,518)	(9,809,923)	(8,430,061)	(9,705,830)	(12,317,982)
Annual contract fee	(40,608)	(43,416)	(254,464)	(275,301)	(326,019)	(348,308)

Net increase (decrease) in net assets from principal transactions	(3,350,439)	(5,177,121)	(14,037,742)	(5,810,113)	(8,834,305)	(16,215,718)

Total increase (decrease) in net assets	(4,233,576)	(3,072,124)	(16,296,206)	(1,128,099)	(25,921,938)	2,838,867
Net assets at beginning of period	28,397,867	31,469,991	71,900,404	73,028,503	119,324,071	116,485,204

Net assets at end of period	$24,164,291	$28,397,867	$55,604,198	$71,900,404	$93,402,133	$119,324,071

	2018	2017	2018	2017	2018	2017
Units, beginning of period	917,345	1,097,651	3,739,056	4,012,920	4,161,094	4,782,623
Units issued	33,861	63,086	159,261	317,598	231,536	20,066
Units redeemed	(139,851)	(243,392)	(945,891)	(591,462)	(471,233)	(641,595)

Units, end of period	811,355	917,345	2,952,426	3,739,056	3,921,397	4,161,094

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Global Trust Series II		Health Sciences Trust Series I		Health Sciences Trust Series II
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$506,404	$623,363	$—	$—	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(532,606)	(587,326)	(789,628)	(784,362)	(1,055,054)	(1,024,925)

Net investment income (loss)	(26,202)	36,037	(789,628)	(784,362)	(1,055,054)	(1,024,925)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	5,037,233	5,258,798	6,790,013	6,880,442
Net realized gain (loss)	1,116,899	707,145	(1,729,855)	(2,475,572)	(4,544,407)	(5,317,119)

Realized gains (losses)	1,116,899	707,145	3,307,378	2,783,226	2,245,606	1,563,323

Unrealized appreciation (depreciation) during the period	(6,229,830)	5,059,279	(2,700,749)	9,757,953	(1,715,149)	13,844,679

Net increase (decrease) in net assets from operations	(5,139,133)	5,802,461	(182,999)	11,756,817	(524,597)	14,383,077

Changes from principal transactions:
Purchase payments	83,222	89,204	147,585	82,374	160,425	149,521
Transfers between sub-accounts and the company	(2,105,893)	(824,423)	(324,896)	(4,118,788)	(438,638)	(2,493,987)
Withdrawals	(4,030,585)	(3,901,202)	(4,937,993)	(5,632,994)	(6,400,594)	(8,084,016)
Annual contract fee	(129,103)	(134,660)	(127,030)	(136,263)	(220,570)	(218,262)

Net increase (decrease) in net assets from principal transactions	(6,182,359)	(4,771,081)	(5,242,334)	(9,805,671)	(6,899,377)	(10,646,744)

Total increase (decrease) in net assets	(11,321,492)	1,031,380	(5,425,333)	1,951,146	(7,423,974)	3,736,333
Net assets at beginning of period	37,859,017	36,827,637	51,424,786	49,473,640	63,593,189	59,856,856

Net assets at end of period	$26,537,525	$37,859,017	$45,999,453	$51,424,786	$56,169,215	$63,593,189

	2018	2017	2018	2017	2018	2017
Units, beginning of period	1,658,271	1,882,893	743,747	898,168	964,531	1,141,271
Units issued	73,646	91,215	48,785	50,564	112,032	92,314
Units redeemed	(340,542)	(315,837)	(122,436)	(204,985)	(227,261)	(269,054)

Units, end of period	1,391,375	1,658,271	670,096	743,747	849,302	964,531

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	High Yield Trust Series I		High Yield Trust Series II		International Equity Index Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$3,435,790	$3,424,571	$2,804,166	$2,854,472	$327,457	$315,001
Expenses:
Mortality and expense risk and administrative charges	(710,852)	(797,448)	(797,367)	(876,134)	(212,419)	(213,383)

Net investment income (loss)	2,724,938	2,627,123	2,006,799	1,978,338	115,038	101,618

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	4,869	—
Net realized gain (loss)	(1,415,471)	(1,622,503)	(1,816,313)	(1,751,380)	357,894	451,342

Realized gains (losses)	(1,415,471)	(1,622,503)	(1,816,313)	(1,751,380)	362,763	451,342

Unrealized appreciation (depreciation) during the period	(3,620,440)	3,033,600	(2,444,718)	2,861,753	(2,727,999)	2,710,524

Net increase (decrease) in net assets from operations	(2,310,973)	4,038,220	(2,254,232)	3,088,711	(2,250,198)	3,263,484

Changes from principal transactions:
Purchase payments	12,257	80,590	29,241	86,063	17,723	23,228
Transfers between sub-accounts and the company	(1,238,844)	(1,023,702)	(1,864,531)	2,307,739	(85,988)	999,010
Withdrawals	(6,998,844)	(8,966,405)	(6,170,508)	(8,052,708)	(939,458)	(2,236,231)
Annual contract fee	(308,261)	(337,964)	(211,925)	(217,396)	(35,881)	(47,881)

Net increase (decrease) in net assets from principal transactions	(8,533,692)	(10,247,481)	(8,217,723)	(5,876,302)	(1,043,604)	(1,261,874)

Total increase (decrease) in net assets	(10,844,665)	(6,209,261)	(10,471,955)	(2,787,591)	(3,293,802)	2,001,610
Net assets at beginning of period	62,433,081	68,642,342	55,498,697	58,286,288	15,509,225	13,507,615

Net assets at end of period	$51,588,416	$62,433,081	$45,026,742	$55,498,697	$12,215,423	$15,509,225

	2018	2017	2018	2017	2018	2017
Units, beginning of period	3,438,490	3,939,570	2,456,073	2,726,366	920,999	1,006,466
Units issued	230,428	252,992	131,310	283,763	63,038	148,925
Units redeemed	(687,269)	(754,072)	(499,017)	(554,056)	(127,490)	(234,392)

Units, end of period	2,981,649	3,438,490	2,088,366	2,456,073	856,547	920,999

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Equity Index Series II		International Equity Index Series NAV		International Growth Stock Trust Series II
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$293,626	$280,694	$250,579	$254,137	$222,634	$200,981
Expenses:
Mortality and expense risk and administrative charges	(232,500)	(216,027)	(176,431)	(188,404)	(240,400)	(248,113)

Net investment income (loss)	61,126	64,667	74,148	65,733	(17,766)	(47,132)

Realized gains (losses) on investments:
Capital gain distributions received	4,870	—	3,655	—	465,082	—
Net realized gain (loss)	638,081	432,676	184,642	552,940	597,977	523,814

Realized gains (losses)	642,951	432,676	188,297	552,940	1,063,059	523,814

Unrealized appreciation (depreciation) during the period	(3,059,863)	2,508,150	(1,974,369)	2,035,926	(3,673,434)	2,489,315

Net increase (decrease) in net assets from operations	(2,355,786)	3,005,493	(1,711,924)	2,654,599	(2,628,141)	2,965,997

Changes from principal transactions:
Purchase payments	51,150	28,481	22,242	23,237	87,163	92,226
Transfers between sub-accounts and the company	41,355	2,254,337	40,772	(707,034)	(67,367)	805,513
Withdrawals	(1,495,338)	(2,058,581)	(1,298,072)	(985,605)	(1,562,163)	(1,722,641)
Annual contract fee	(53,442)	(53,856)	(52,799)	(57,338)	(43,977)	(46,719)

Net increase (decrease) in net assets from principal transactions	(1,456,275)	170,381	(1,287,857)	(1,726,740)	(1,586,344)	(871,621)

Total increase (decrease) in net assets	(3,812,061)	3,175,874	(2,999,781)	927,859	(4,214,485)	2,094,376
Net assets at beginning of period	15,168,134	11,992,260	12,079,669	11,151,810	17,309,176	15,214,800

Net assets at end of period	$11,356,073	$15,168,134	$9,079,888	$12,079,669	$13,094,691	$17,309,176

	2018	2017	2018	2017	2018	2017
Units, beginning of period	918,163	907,432	902,476	1,045,310	1,034,214	1,088,683
Units issued	204,019	210,790	24,044	23,012	113,875	113,993
Units redeemed	(307,971)	(200,059)	(123,750)	(165,846)	(217,312)	(168,462)

Units, end of period	814,211	918,163	802,770	902,476	930,777	1,034,214

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Small Company Trust Series I		International Small Company Trust Series II		International Value Trust Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$277,579	$332,708	$183,380	$196,324	$1,576,412	$1,307,932
Expenses:
Mortality and expense risk and administrative charges	(329,907)	(349,590)	(231,834)	(244,748)	(974,187)	(1,085,548)

Net investment income (loss)	(52,328)	(16,882)	(48,454)	(48,424)	602,225	222,384

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	1,578,688	1,796,897	923,413	1,057,457	2,615,844	2,927,234

Realized gains (losses)	1,578,688	1,796,897	923,413	1,057,457	2,615,844	2,927,234

Unrealized appreciation (depreciation) during the period	(6,344,140)	4,044,494	(4,113,641)	2,785,636	(14,138,796)	7,462,724

Net increase (decrease) in net assets from operations	(4,817,780)	5,824,509	(3,238,682)	3,794,669	(10,920,727)	10,612,342

Changes from principal transactions:
Purchase payments	28,415	32,718	66,284	56,810	106,948	136,642
Transfers between sub-accounts and the company	(1,257,573)	(646,013)	(283,153)	(103,392)	(1,037,493)	(3,390,506)
Withdrawals	(1,686,534)	(2,705,508)	(1,732,351)	(1,775,470)	(6,216,159)	(6,805,226)
Annual contract fee	(42,664)	(47,168)	(52,711)	(53,866)	(136,832)	(157,233)

Net increase (decrease) in net assets from principal transactions	(2,958,356)	(3,365,971)	(2,001,931)	(1,875,918)	(7,283,536)	(10,216,323)

Total increase (decrease) in net assets	(7,776,136)	2,458,538	(5,240,613)	1,918,751	(18,204,263)	396,019
Net assets at beginning of period	25,245,069	22,786,531	16,816,461	14,897,710	72,750,622	72,354,603

Net assets at end of period	$17,468,933	$25,245,069	$11,575,848	$16,816,461	$54,546,359	$72,750,622

	2018	2017	2018	2017	2018	2017
Units, beginning of period	1,106,783	1,274,926	763,609	859,768	3,294,988	3,781,862
Units issued	38,303	66,887	69,536	109,084	65,394	75,443
Units redeemed	(172,744)	(235,030)	(164,284)	(205,243)	(411,081)	(562,317)

Units, end of period	972,342	1,106,783	668,861	763,609	2,949,301	3,294,988

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Value Trust Series II		Investment Quality Bond Trust Series I		Investment Quality Bond Trust Series II
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$1,182,437	$1,008,118	$3,427,726	$3,527,753	$1,586,601	$1,694,340
Expenses:
Mortality and expense risk and administrative charges	(863,658)	(1,007,185)	(1,370,946)	(1,467,807)	(993,873)	(1,069,938)

Net investment income (loss)	318,779	933	2,056,780	2,059,946	592,728	624,402

Realized gains (losses) on investments:
Capital gain distributions received	—	—	882,050	579,732	440,572	316,479
Net realized gain (loss)	1,890,220	2,330,228	(1,986,577)	(585,680)	(1,386,654)	(1,147,678)

Realized gains (losses)	1,890,220	2,330,228	(1,104,527)	(5,948)	(946,082)	(831,199)

Unrealized appreciation (depreciation) during the period	(11,301,294)	6,657,374	(3,528,968)	2,683,958	(1,321,292)	1,984,019

Net increase (decrease) in net assets from operations	(9,092,295)	8,988,535	(2,576,715)	4,737,956	(1,674,646)	1,777,222

Changes from principal transactions:
Purchase payments	208,762	262,917	59,757	140,020	82,893	149,001
Transfers between sub-accounts and the company	(927,924)	(2,909,684)	(2,542,534)	6,018,285	(650,097)	10,335,812
Withdrawals	(6,921,536)	(8,407,213)	(13,423,601)	(14,199,209)	(7,286,807)	(12,287,877)
Annual contract fee	(175,057)	(198,324)	(673,578)	(718,871)	(228,396)	(254,338)

Net increase (decrease) in net assets from principal transactions	(7,815,755)	(11,252,304)	(16,579,956)	(8,759,775)	(8,082,407)	(2,057,402)

Total increase (decrease) in net assets	(16,908,050)	(2,263,769)	(19,156,671)	(4,021,819)	(9,757,053)	(280,180)
Net assets at beginning of period	61,335,016	63,598,785	135,673,299	139,695,118	68,203,588	68,483,768

Net assets at end of period	$44,426,966	$61,335,016	$116,516,628	$135,673,299	$58,446,535	$68,203,588

	2018	2017	2018	2017	2018	2017
Units, beginning of period	2,586,872	3,077,578	6,868,000	7,266,897	3,684,653	3,792,564
Units issued	69,025	116,416	328,515	450,236	374,497	798,117
Units redeemed	(405,017)	(607,122)	(1,185,510)	(849,133)	(821,893)	(906,028)

Units, end of period	2,250,880	2,586,872	6,011,005	6,868,000	3,237,257	3,684,653

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Aggressive Portfolio Series I		Lifestyle Aggressive Portfolio Series II		Lifestyle Balanced Portfolio Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$40,446	$35,293	$84,761	$74,991	$537,495	$483,227
Expenses:
Mortality and expense risk and administrative charges	(35,912)	(40,933)	(90,712)	(83,967)	(270,820)	(215,816)

Net investment income (loss)	4,534	(5,640)	(5,951)	(8,976)	266,675	267,411

Realized gains (losses) on investments:
Capital gain distributions received	56,556	29,240	128,647	72,290	364,513	203,811
Net realized gain (loss)	47,884	152,593	187,020	64,255	158,987	54,719

Realized gains (losses)	104,440	181,833	315,667	136,545	523,500	258,530

Unrealized appreciation (depreciation) during the period	(339,381)	313,233	(887,278)	764,867	(2,067,831)	1,350,552

Net increase (decrease) in net assets from operations	(230,407)	489,426	(577,562)	892,436	(1,277,656)	1,876,493

Changes from principal transactions:
Purchase payments	—	450	4,232	5,870	72,004	2,567
Transfers between sub-accounts and the company	267,849	(1,040,423)	488,033	483,678	3,169,070	6,664,455
Withdrawals	(170,224)	(22,730)	(296,212)	(378,586)	(2,592,413)	(1,502,888)
Annual contract fee	(10,081)	(8,646)	(26,350)	(20,298)	(136,485)	(94,770)

Net increase (decrease) in net assets from principal transactions	87,544	(1,071,349)	169,703	90,664	512,176	5,069,364

Total increase (decrease) in net assets	(142,863)	(581,923)	(407,859)	983,100	(765,480)	6,945,857
Net assets at beginning of period	2,269,813	2,851,736	5,455,416	4,472,316	22,596,557	15,650,700

Net assets at end of period	$2,126,950	$2,269,813	$5,047,557	$5,455,416	$21,831,077	$22,596,557

	2018	2017	2018	2017	2018	2017
Units, beginning of period	136,196	205,561	331,950	325,497	1,482,255	1,142,275
Units issued	17,763	5,070	76,948	43,553	290,714	459,338
Units redeemed	(11,874)	(74,435)	(66,290)	(37,100)	(255,318)	(119,358)

Units, end of period	142,085	136,196	342,608	331,950	1,517,651	1,482,255

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Balanced Portfolio Series II		Lifestyle Conservative Portfolio Series I		Lifestyle Conservative Portfolio Series II
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$10,793,457	$11,189,023	$219,662	$200,401	$2,472,179	$2,203,931
Expenses:
Mortality and expense risk and administrative charges	(7,369,100)	(7,619,395)	(115,525)	(77,918)	(1,362,139)	(1,364,156)

Net investment income (loss)	3,424,357	3,569,628	104,137	122,483	1,110,040	839,775

Realized gains (losses) on investments:
Capital gain distributions received	8,288,547	6,135,748	85,720	34,739	926,699	562,389
Net realized gain (loss)	7,075,326	5,631,513	(75,609)	(85)	230,468	403,209

Realized gains (losses)	15,363,873	11,767,261	10,111	34,654	1,157,167	965,598

Unrealized appreciation (depreciation) during the period	(50,677,836)	41,214,747	(395,512)	170,468	(5,688,436)	3,314,476

Net increase (decrease) in net assets from operations	(31,889,606)	56,551,636	(281,264)	327,605	(3,421,229)	5,119,849

Changes from principal transactions:
Purchase payments	15,462,292	16,842,069	350	630	2,041,931	3,737,994
Transfers between sub-accounts and the company	(20,311,801)	17,553,325	2,214,631	3,621,025	27,150,243	(332,434)
Withdrawals	(56,620,911)	(47,284,840)	(1,358,480)	(1,164,450)	(15,726,402)	(13,054,524)
Annual contract fee	(4,333,745)	(4,374,492)	(36,388)	(20,418)	(873,114)	(832,729)

Net increase (decrease) in net assets from principal transactions	(65,804,165)	(17,263,938)	820,113	2,436,787	12,592,658	(10,481,693)

Total increase (decrease) in net assets	(97,693,771)	39,287,698	538,849	2,764,392	9,171,429	(5,361,844)
Net assets at beginning of period	575,485,493	536,197,795	8,059,034	5,294,642	96,081,956	101,443,800

Net assets at end of period	$477,791,722	$575,485,493	$8,597,883	$8,059,034	$105,253,385	$96,081,956

	2018	2017	2018	2017	2018	2017
Units, beginning of period	35,280,396	36,267,480	574,117	397,380	6,605,886	7,344,958
Units issued	4,523,063	4,911,169	260,556	250,335	3,654,246	1,649,431
Units redeemed	(8,460,648)	(5,898,253)	(202,242)	(73,598)	(2,728,258)	(2,388,503)

Units, end of period	31,342,811	35,280,396	632,431	574,117	7,531,874	6,605,886

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Growth Portfolio Series I		Lifestyle Growth Portfolio Series II		Lifestyle Growth Portfolio Series NAV
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$4,495,045	$4,069,306	$98,028,411	$92,117,525	$142,813	$127,817
Expenses:
Mortality and expense risk and administrative charges	(2,144,763)	(1,089,365)	(75,342,116)	(42,231,217)	(86,986)	(15,401)

Net investment income (loss)	2,350,282	2,979,941	22,686,295	49,886,308	55,827	112,416

Realized gains (losses) on investments:
Capital gain distributions received	2,653,349	812,940	65,600,412	23,570,612	81,243	—
Net realized gain (loss)	2,898,618	1,078,183	83,602,063	30,063,268	6,399	603

Realized gains (losses)	5,551,967	1,891,123	149,202,475	53,633,880	87,642	603

Unrealized appreciation (depreciation) during the period	(22,532,658)	9,910,497	(558,470,310)	293,496,046	(611,902)	43,254

Net increase (decrease) in net assets from operations	(14,630,409)	14,781,561	(386,581,540)	397,016,234	(468,433)	156,273

Changes from principal transactions:
Purchase payments	126,739	93,458	28,793,737	19,299,780	—	—
Transfers between sub-accounts and the company	1,232,275	144,964,015	(85,600,466)	3,246,628,302	—	6,789,584
Withdrawals	(18,358,425)	(10,708,223)	(602,413,509)	(284,238,823)	(472,702)	(36,502)
Annual contract fee	(1,402,303)	(615,682)	(39,821,554)	(21,483,498)	—	—

Net increase (decrease) in net assets from principal transactions	(18,401,714)	133,733,568	(699,041,792)	2,960,205,761	(472,702)	6,753,082

Total increase (decrease) in net assets	(33,032,123)	148,515,129	(1,085,623,332)	3,357,221,995	(941,135)	6,909,355
Net assets at beginning of period	225,786,307	77,271,178	5,694,618,560	2,337,396,565	6,909,355	—

Net assets at end of period	$192,754,184	$225,786,307	$4,608,995,228	$5,694,618,560	$5,968,220	$6,909,355

	2018	2017	2018	2017	2018	2017
Units, beginning of period	13,985,436	5,511,851	340,523,803	157,663,190	509,119	—
Units issued	439,544	9,364,140	6,651,000	205,378,944	—	511,751
Units redeemed	(1,582,489)	(890,555)	(47,900,461)	(22,518,331)	(34,726)	(2,632)

Units, end of period	12,842,491	13,985,436	299,274,342	340,523,803	474,393	509,119

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Moderate Portfolio Series I		Lifestyle Moderate Portfolio Series II		Managed Volatility Aggressive Portfolio Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$196,203	$173,137	$3,433,686	$3,562,067	$921,181	$892,776
Expenses:
Mortality and expense risk and administrative charges	(89,421)	(86,549)	(2,228,010)	(2,263,262)	(724,631)	(791,458)

Net investment income (loss)	106,782	86,588	1,205,676	1,298,805	196,550	101,318

Realized gains (losses) on investments:
Capital gain distributions received	103,487	67,588	2,396,615	1,523,708	2,998,996	—
Net realized gain (loss)	11,584	21,636	1,372,441	1,080,660	3,506,649	3,049,241

Realized gains (losses)	115,071	89,224	3,769,056	2,604,368	6,505,645	3,049,241

Unrealized appreciation (depreciation) during the period	(587,542)	454,876	(13,312,517)	10,382,460	(10,928,571)	7,150,193

Net increase (decrease) in net assets from operations	(365,689)	630,688	(8,337,785)	14,285,633	(4,226,376)	10,300,752

Changes from principal transactions:
Purchase payments	8,498	5,113	4,829,406	2,754,738	106,693	106,022
Transfers between sub-accounts and the company	1,256,305	1,217,850	(434,231)	11,055,520	(6,614,549)	(5,321,383)
Withdrawals	(823,354)	(559,139)	(18,787,892)	(19,233,424)	(3,129,606)	(3,477,059)
Annual contract fee	(36,534)	(30,447)	(1,469,535)	(1,463,083)	(195,798)	(214,411)

Net increase (decrease) in net assets from principal transactions	404,915	633,377	(15,862,252)	(6,886,249)	(9,833,260)	(8,906,831)

Total increase (decrease) in net assets	39,226	1,264,065	(24,200,037)	7,399,384	(14,059,636)	1,393,921
Net assets at beginning of period	7,686,268	6,422,203	172,969,811	165,570,427	54,572,826	53,178,905

Net assets at end of period	$7,725,494	$7,686,268	$148,769,774	$172,969,811	$40,513,190	$54,572,826

	2018	2017	2018	2017	2018	2017
Units, beginning of period	518,269	472,665	10,893,620	11,299,109	2,163,240	2,558,173
Units issued	132,014	140,041	1,698,971	1,877,129	11,013	31,803
Units redeemed	(102,575)	(94,437)	(2,664,441)	(2,282,618)	(390,548)	(426,736)

Units, end of period	547,708	518,269	9,928,150	10,893,620	1,783,705	2,163,240

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Aggressive Portfolio Series II		Managed Volatility Balanced Portfolio Series I		Managed Volatility Balanced Portfolio Series II
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$1,298,548	$1,199,937	$9,196,193	$9,539,207	$107,466,477	$112,426,807
Expenses:
Mortality and expense risk and administrative charges	(1,183,505)	(1,260,558)	(5,121,416)	(5,478,070)	(78,315,410)	(84,575,606)

Net investment income (loss)	115,043	(60,621)	4,074,777	4,061,137	29,151,067	27,851,201

Realized gains (losses) on investments:
Capital gain distributions received	4,829,788	—	27,484,324	16,486,501	353,015,220	214,631,525
Net realized gain (loss)	4,742,998	4,968,267	6,542,176	11,199,198	152,626,273	110,219,605

Realized gains (losses)	9,572,786	4,968,267	34,026,500	27,685,699	505,641,493	324,851,130

Unrealized appreciation (depreciation) during the period	(16,635,400)	10,402,202	(62,126,722)	22,234,447	(860,885,595)	314,419,712

Net increase (decrease) in net assets from operations	(6,947,571)	15,309,848	(24,025,445)	53,981,283	(326,093,035)	667,122,043

Changes from principal transactions:
Purchase payments	252,248	390,285	355,143	315,783	5,978,644	6,816,124
Transfers between sub-accounts and the company	(2,262,846)	(2,851,933)	(8,947,141)	(10,137,662)	(51,180,647)	(67,920,016)
Withdrawals	(9,643,441)	(11,778,773)	(41,980,991)	(47,324,470)	(630,778,818)	(639,962,141)
Annual contract fee	(290,773)	(323,623)	(2,125,974)	(2,238,389)	(34,489,579)	(36,833,373)

Net increase (decrease) in net assets from principal transactions	(11,944,812)	(14,564,044)	(52,698,963)	(59,384,738)	(710,470,400)	(737,899,406)

Total increase (decrease) in net assets	(18,892,383)	745,804	(76,724,408)	(5,403,455)	(1,036,563,435)	(70,777,363)
Net assets at beginning of period	82,147,485	81,401,681	446,881,807	452,285,262	5,741,378,742	5,812,156,105

Net assets at end of period	$63,255,102	$82,147,485	$370,157,399	$446,881,807	$4,704,815,307	$5,741,378,742

	2018	2017	2018	2017	2018	2017
Units, beginning of period	3,402,922	4,068,367	19,484,951	22,184,086	272,743,013	308,428,957
Units issued	58,394	81,970	147,304	352,626	2,572,718	6,056,074
Units redeemed	(551,199)	(747,415)	(2,375,361)	(3,051,761)	(36,144,278)	(41,742,018)

Units, end of period	2,910,117	3,402,922	17,256,894	19,484,951	239,171,453	272,743,013

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Conservative Portfolio Series I		Managed Volatility Conservative Portfolio Series II		Managed Volatility Growth Portfolio Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$2,559,648	$2,824,852	$21,891,475	$24,506,075	$8,943,961	$8,815,976
Expenses:
Mortality and expense risk and administrative charges	(1,293,990)	(1,465,791)	(14,170,541)	(16,407,454)	(5,117,399)	(5,323,228)

Net investment income (loss)	1,265,658	1,359,061	7,720,934	8,098,621	3,826,562	3,492,748

Realized gains (losses) on investments:
Capital gain distributions received	2,932,781	2,096,313	27,420,720	19,912,988	35,560,132	16,772,932
Net realized gain (loss)	(2,813,007)	(2,770,241)	(27,499,028)	(28,974,805)	11,260,160	13,514,819

Realized gains (losses)	119,774	(673,928)	(78,308)	(9,061,817)	46,820,292	30,287,751

Unrealized appreciation (depreciation) during the period	(4,902,350)	6,752,798	(44,242,296)	67,467,660	(81,774,205)	38,574,333

Net increase (decrease) in net assets from operations	(3,516,918)	7,437,931	(36,599,670)	66,504,464	(31,127,351)	72,354,832

Changes from principal transactions:
Purchase payments	105,804	118,908	1,954,855	1,156,972	532,278	635,352
Transfers between sub-accounts and the company	(2,900,330)	(3,194,232)	(18,463,731)	(33,117,758)	(8,207,258)	(20,318,342)
Withdrawals	(12,290,375)	(13,056,594)	(132,184,862)	(146,907,832)	(39,581,773)	(37,237,803)
Annual contract fee	(477,576)	(502,874)	(6,938,294)	(7,726,323)	(2,652,590)	(2,788,659)

Net increase (decrease) in net assets from principal transactions	(15,562,477)	(16,634,792)	(155,632,032)	(186,594,941)	(49,909,343)	(59,709,452)

Total increase (decrease) in net assets	(19,079,395)	(9,196,861)	(192,231,702)	(120,090,477)	(81,036,694)	12,645,380
Net assets at beginning of period	113,494,475	122,691,336	1,057,774,141	1,177,864,618	461,475,088	448,829,708

Net assets at end of period	$94,415,080	$113,494,475	$865,542,439	$1,057,774,141	$380,438,394	$461,475,088

	2018	2017	2018	2017	2018	2017
Units, beginning of period	5,110,489	5,841,690	56,528,717	65,942,723	21,052,474	23,894,725
Units issued	70,070	144,255	1,893,535	3,752,053	84,753	259,195
Units redeemed	(763,209)	(875,456)	(10,258,313)	(13,166,059)	(2,286,064)	(3,101,446)

Units, end of period	4,417,350	5,110,489	48,163,939	56,528,717	18,851,163	21,052,474

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Growth Portfolio Series II		Managed Volatility Growth Portfolio Series NAV		Managed Volatility Moderate Portfolio Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$143,454,446	$142,640,897	$9,812	$9,019	$3,644,279	$3,856,493
Expenses:
Mortality and expense risk and administrative charges	(113,775,111)	(118,624,536)	(5,376)	(5,188)	(1,962,703)	(2,132,846)

Net investment income (loss)	29,679,335	24,016,361	4,436	3,831	1,681,576	1,723,647

Realized gains (losses) on investments:
Capital gain distributions received	634,861,052	301,161,009	36,662	16,102	9,450,062	5,518,881
Net realized gain (loss)	288,986,562	159,812,875	4,346	3,015	(743,716)	247,105

Realized gains (losses)	923,847,614	460,973,884	41,008	19,117	8,706,346	5,765,986

Unrealized appreciation (depreciation) during the period	(1,541,869,011)	766,116,946	(79,621)	45,993	(18,133,917)	9,797,481

Net increase (decrease) in net assets from operations	(588,342,062)	1,251,107,191	(34,177)	68,941	(7,745,995)	17,287,114

Changes from principal transactions:
Purchase payments	11,239,308	13,664,256	—	—	175,404	119,062
Transfers between sub-accounts and the company	(57,434,341)	(30,442,736)	—	—	(2,491,878)	(3,211,358)
Withdrawals	(855,551,802)	(842,279,870)	(20,600)	(20,484)	(19,759,359)	(16,116,289)
Annual contract fee	(53,113,252)	(55,491,691)	—	—	(765,382)	(802,039)

Net increase (decrease) in net assets from principal transactions	(954,860,087)	(914,550,041)	(20,600)	(20,484)	(22,841,215)	(20,010,624)

Total increase (decrease) in net assets	(1,543,202,149)	336,557,150	(54,777)	48,457	(30,587,210)	(2,723,510)
Net assets at beginning of period	8,258,710,967	7,922,153,817	463,070	414,613	170,589,130	173,312,640

Net assets at end of period	$6,715,508,818	$8,258,710,967	$408,293	$463,070	$140,001,920	$170,589,130

	2018	2017	2018	2017	2018	2017
Units, beginning of period	384,256,728	429,283,492	21,769	22,862	7,152,400	8,025,889
Units issued	4,491,271	10,783,063	—	—	101,669	218,930
Units redeemed	(48,841,718)	(55,809,827)	(979)	(1,093)	(1,027,411)	(1,092,419)

Units, end of period	339,906,281	384,256,728	20,790	21,769	6,226,658	7,152,400

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Moderate Portfolio Series II		Mid Cap Index Trust Series I		Mid Cap Index Trust Series II
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$35,656,051	$37,513,679	$1,001,065	$298,587	$623,663	$177,513
Expenses:
Mortality and expense risk and administrative charges	(24,200,760)	(26,599,303)	(1,254,222)	(608,722)	(1,144,216)	(963,377)

Net investment income (loss)	11,455,291	10,914,376	(253,157)	(310,135)	(520,553)	(785,864)

Realized gains (losses) on investments:
Capital gain distributions received	100,536,139	59,226,906	6,192,235	1,826,417	4,713,404	3,474,028
Net realized gain (loss)	7,106,477	26,716,635	1,251,156	1,950,061	2,760,362	2,624,576

Realized gains (losses)	107,642,616	85,943,541	7,443,391	3,776,478	7,473,766	6,098,604

Unrealized appreciation (depreciation) during the period	(207,217,143)	80,158,202	(17,895,895)	2,814,033	(15,421,330)	2,706,255

Net increase (decrease) in net assets from operations	(88,119,236)	177,016,119	(10,705,661)	6,280,376	(8,468,117)	8,018,995

Changes from principal transactions:
Purchase payments	3,975,441	2,405,167	75,705	79,572	177,448	137,189
Transfers between sub-accounts and the company	(12,664,151)	(19,527,509)	(989,414)	66,406,551	(1,802,737)	18,262,250
Withdrawals	(208,778,254)	(218,016,947)	(10,007,270)	(5,373,964)	(10,871,613)	(6,252,991)
Annual contract fee	(11,244,993)	(12,138,726)	(265,329)	(98,750)	(246,402)	(211,649)

Net increase (decrease) in net assets from principal transactions	(228,711,957)	(247,278,015)	(11,186,308)	61,013,409	(12,743,304)	11,934,799

Total increase (decrease) in net assets	(316,831,193)	(70,261,896)	(21,891,969)	67,293,785	(21,211,421)	19,953,794
Net assets at beginning of period	1,798,772,391	1,869,034,287	98,701,865	31,408,080	78,242,739	58,288,945

Net assets at end of period	$1,481,941,198	$1,798,772,391	$76,809,896	$98,701,865	$57,031,318	$78,242,739

	2018	2017	2018	2017	2018	2017
Units, beginning of period	88,426,556	100,350,679	2,409,972	833,018	2,047,512	1,725,503
Units issued	2,117,110	4,417,000	96,745	1,815,686	59,057	631,962
Units redeemed	(13,312,043)	(16,341,123)	(350,376)	(238,732)	(386,653)	(309,953)

Units, end of period	77,231,623	88,426,556	2,156,341	2,409,972	1,719,916	2,047,512

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Cap Stock Trust Series I		Mid Cap Stock Trust Series II		Mid Value Trust Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$—	$—	$—	$—	$377,081	$517,814
Expenses:
Mortality and expense risk and administrative charges	(1,848,075)	(1,772,878)	(1,183,969)	(1,123,746)	(730,417)	(781,840)

Net investment income (loss)	(1,848,075)	(1,772,878)	(1,183,969)	(1,123,746)	(353,336)	(264,026)

Realized gains (losses) on investments:
Capital gain distributions received	14,042,255	2,706,928	8,312,649	1,568,552	3,858,807	4,897,134
Net realized gain (loss)	8,547,197	3,584,503	282,414	(306,893)	152,210	1,669,679

Realized gains (losses)	22,589,452	6,291,431	8,595,063	1,261,659	4,011,017	6,566,813

Unrealized appreciation (depreciation) during the period	(22,395,774)	26,089,429	(8,953,543)	16,319,051	(9,198,547)	(1,281,265)

Net increase (decrease) in net assets from operations	(1,654,397)	30,607,982	(1,542,449)	16,456,964	(5,540,866)	5,021,522

Changes from principal transactions:
Purchase payments	143,983	217,603	296,428	217,042	62,760	118,448
Transfers between sub-accounts and the company	(3,733,800)	(6,169,325)	1,575,157	15,731	(1,345,892)	(2,533,330)
Withdrawals	(15,202,093)	(12,516,453)	(9,097,637)	(9,461,295)	(5,823,130)	(4,942,739)
Annual contract fee	(443,917)	(457,810)	(240,141)	(226,742)	(128,960)	(147,777)

Net increase (decrease) in net assets from principal transactions	(19,235,827)	(18,925,985)	(7,466,193)	(9,455,264)	(7,235,222)	(7,505,398)

Total increase (decrease) in net assets	(20,890,224)	11,681,997	(9,008,642)	7,001,700	(12,776,088)	(2,483,876)
Net assets at beginning of period	133,040,939	121,358,942	72,595,992	65,594,292	53,461,543	55,945,419

Net assets at end of period	$112,150,715	$133,040,939	$63,587,350	$72,595,992	$40,685,455	$53,461,543

	2018	2017	2018	2017	2018	2017
Units, beginning of period	4,139,818	4,808,716	1,857,493	2,116,187	1,540,959	1,771,774
Units issued	160,107	75,275	134,155	120,862	26,333	48,677
Units redeemed	(706,429)	(744,173)	(312,583)	(379,556)	(234,941)	(279,492)

Units, end of period	3,593,496	4,139,818	1,679,065	1,857,493	1,332,351	1,540,959

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Value Trust Series II		Money Market Trust Series I		Money Market Trust Series II
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$283,091	$415,222	$479,988	$221,660	$1,870,643	$668,641
Expenses:
Mortality and expense risk and administrative charges	(826,794)	(896,817)	(463,915)	(562,015)	(2,124,060)	(2,630,312)

Net investment income (loss)	(543,703)	(481,595)	16,073	(340,355)	(253,417)	(1,961,671)

Realized gains (losses) on investments:
Capital gain distributions received	3,921,109	4,951,581	—	417	—	1,932
Net realized gain (loss)	(220,333)	1,801,007	—	—	—	—

Realized gains (losses)	3,700,776	6,752,588	—	417	—	1,932

Unrealized appreciation (depreciation) during the period	(9,060,169)	(1,391,100)	—	1	1	(1)

Net increase (decrease) in net assets from operations	(5,903,096)	4,879,893	16,073	(339,937)	(253,416)	(1,959,740)

Changes from principal transactions:
Purchase payments	114,094	112,093	—	—	1,472,253	1,995,528
Transfers between sub-accounts and the company	(456,086)	(3,712,882)	(2,831,707)	(5,143,714)	(8,159,707)	(14,475,379)
Withdrawals	(5,144,628)	(5,623,714)	(3,176,565)	(3,029,544)	(21,462,762)	(19,700,217)
Annual contract fee	(164,874)	(179,861)	(123,582)	(158,220)	(1,436,573)	(1,592,997)

Net increase (decrease) in net assets from principal transactions	(5,651,494)	(9,404,364)	(6,131,854)	(8,331,478)	(29,586,789)	(33,773,065)

Total increase (decrease) in net assets	(11,554,590)	(4,524,471)	(6,115,781)	(8,671,415)	(29,840,205)	(35,732,805)
Net assets at beginning of period	53,485,727	58,010,198	34,960,289	43,631,704	160,059,415	195,792,220

Net assets at end of period	$41,931,137	$53,485,727	$28,844,508	$34,960,289	$130,219,210	$160,059,415

	2018	2017	2018	2017	2018	2017
Units, beginning of period	1,623,098	1,917,097	2,435,130	3,041,710	14,058,988	17,026,971
Units issued	28,623	69,126	41,120	28,041	192,567	432,789
Units redeemed	(203,437)	(363,125)	(483,402)	(634,621)	(2,791,393)	(3,400,772)

Units, end of period	1,448,284	1,623,098	1,992,848	2,435,130	11,460,162	14,058,988

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Money-Market Trust Series NAV		Mutual Shares Trust Series I		PIMCO All Asset
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$87,745	$41,677	$2,126,383	$9,678,651	$263,748	$510,423
Expenses:
Mortality and expense risk and administrative charges	(86,965)	(102,334)	(1,501,778)	(1,559,842)	(151,955)	(186,717)

Net investment income (loss)	780	(60,657)	624,605	8,118,809	111,793	323,706

Realized gains (losses) on investments:
Capital gain distributions received	—	72	5,748,070	70,309,589	—	—
Net realized gain (loss)	—	—	(9,504,473)	293,941	(196,334)	(157,235)

Realized gains (losses)	—	72	(3,756,403)	70,603,530	(196,334)	(157,235)

Unrealized appreciation (depreciation) during the period	(1)	—	(11,772,375)	(66,572,915)	(583,609)	1,155,476

Net increase (decrease) in net assets from operations	779	(60,585)	(14,904,173)	12,149,424	(668,150)	1,321,947

Changes from principal transactions:
Purchase payments	—	—	31,528	171,020	—	834
Transfers between sub-accounts and the company	(444,432)	(197,837)	4,914,781	5,388,864	(1,197,103)	(763,491)
Withdrawals	(708,846)	(1,107,183)	(16,461,092)	(17,409,910)	(2,009,912)	(1,095,932)
Annual contract fee	(35,082)	(43,504)	(1,103,090)	(1,166,737)	(23,885)	(28,520)

Net increase (decrease) in net assets from principal transactions	(1,188,360)	(1,348,524)	(12,617,873)	(13,016,763)	(3,230,900)	(1,887,109)

Total increase (decrease) in net assets	(1,187,581)	(1,409,109)	(27,522,046)	(867,339)	(3,899,050)	(565,162)
Net assets at beginning of period	6,185,471	7,594,580	171,127,549	171,994,888	11,928,599	12,493,761

Net assets at end of period	$4,997,890	$6,185,471	$143,605,503	$171,127,549	$8,029,549	$11,928,599

	2018	2017	2018	2017	2018	2017
Units, beginning of period	503,018	612,176	8,334,910	8,991,185	569,467	664,556
Units issued	3,005	11,540	399,860	358,908	2,915	4,342
Units redeemed	(100,255)	(120,698)	(981,123)	(1,015,183)	(160,408)	(99,431)

Units, end of period	405,768	503,018	7,753,647	8,334,910	411,974	569,467

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Real Estate Securities Trust Series I		Real Estate Securities Trust Series II		Science & Technology Trust Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$489,877	$178,173	$549,667	$141,787	$—	$48,208
Expenses:
Mortality and expense risk and administrative charges	(450,977)	(532,515)	(538,005)	(643,373)	(1,516,927)	(1,368,934)

Net investment income (loss)	38,900	(354,342)	11,662	(501,586)	(1,516,927)	(1,320,726)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	14,342,029	5,156,806
Net realized gain (loss)	2,132,676	2,680,810	1,791,186	2,775,263	9,956,526	8,615,675

Realized gains (losses)	2,132,676	2,680,810	1,791,186	2,775,263	24,298,555	13,772,481

Unrealized appreciation (depreciation) during the period	(3,729,475)	(723,643)	(3,627,700)	(535,338)	(23,495,596)	17,563,270

Net increase (decrease) in net assets from operations	(1,557,899)	1,602,825	(1,824,852)	1,738,339	(713,968)	30,015,025

Changes from principal transactions:
Purchase payments	39,767	46,376	99,879	66,632	215,273	141,821
Transfers between sub-accounts and the company	(1,551,185)	(2,083,314)	(2,243,474)	(2,168,401)	(2,946,840)	(1,522,193)
Withdrawals	(3,627,347)	(3,699,662)	(4,164,764)	(5,067,839)	(9,994,681)	(9,422,203)
Annual contract fee	(54,989)	(68,532)	(106,785)	(126,595)	(219,912)	(216,769)

Net increase (decrease) in net assets from principal transactions	(5,193,754)	(5,805,132)	(6,415,144)	(7,296,203)	(12,946,160)	(11,019,344)

Total increase (decrease) in net assets	(6,751,653)	(4,202,307)	(8,239,996)	(5,557,864)	(13,660,128)	18,995,681
Net assets at beginning of period	33,691,369	37,893,676	38,440,472	43,998,336	98,952,850	79,957,169

Net assets at end of period	$26,939,716	$33,691,369	$30,200,476	$38,440,472	$85,292,722	$98,952,850

	2018	2017	2018	2017	2018	2017
Units, beginning of period	636,862	752,503	966,645	1,159,630	2,859,342	3,224,084
Units issued	21,509	16,440	20,252	65,910	129,563	238,678
Units redeemed	(123,638)	(132,081)	(182,821)	(258,895)	(477,611)	(603,420)

Units, end of period	534,733	636,862	804,076	966,645	2,511,294	2,859,342

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Science & Technology Trust Series II		Select Bond Trust Series I		Select Bond Trust Series II
	2018	2017	2018 (a)	2017	2018 (b)	2017
Income:
Dividend distributions received	$—	$—	$4,949,279	$5,185,718	$10,762,228	$10,908,262
Expenses:
Mortality and expense risk and administrative charges	(797,301)	(674,167)	(1,654,763)	(1,729,596)	(6,163,012)	(6,376,527)

Net investment income (loss)	(797,301)	(674,167)	3,294,516	3,456,122	4,599,216	4,531,735

Realized gains (losses) on investments:
Capital gain distributions received	7,515,914	2,465,653	—	—	—	—
Net realized gain (loss)	3,001,878	2,693,486	(2,069,893)	(512,817)	(6,176,007)	(1,994,904)

Realized gains (losses)	10,517,792	5,159,139	(2,069,893)	(512,817)	(6,176,007)	(1,994,904)

Unrealized appreciation (depreciation) during the period	(10,654,576)	9,093,140	(3,853,448)	2,209,652	(6,923,625)	5,908,942

Net increase (decrease) in net assets from operations	(934,085)	13,578,112	(2,628,825)	5,152,957	(8,500,416)	8,445,773

Changes from principal transactions:
Purchase payments	208,558	101,858	30,462	147,777	219,067	395,925
Transfers between sub-accounts and the company	3,608,532	1,529,326	(5,118,508)	13,041,503	94,195,253	34,156,971
Withdrawals	(4,733,637)	(6,014,414)	(17,656,065)	(18,778,417)	(56,340,015)	(54,396,164)
Annual contract fee	(182,221)	(152,150)	(1,255,363)	(1,338,247)	(2,396,181)	(2,267,158)

Net increase (decrease) in net assets from principal transactions	(1,098,768)	(4,535,380)	(23,999,474)	(6,927,384)	35,678,124	(22,110,426)

Total increase (decrease) in net assets	(2,032,853)	9,042,732	(26,628,299)	(1,774,427)	27,177,708	(13,664,653)
Net assets at beginning of period	44,570,056	35,527,324	189,485,965	191,260,392	428,601,850	442,266,503

Net assets at end of period	$42,537,203	$44,570,056	$162,857,666	$189,485,965	$455,779,558	$428,601,850

	2018	2017	2018	2017	2018	2017
Units, beginning of period	1,104,734	1,227,304	13,425,264	13,919,715	32,359,937	34,034,704
Units issued	244,595	231,910	683,952	1,010,629	13,605,063	5,667,254
Units redeemed	(268,469)	(354,480)	(2,414,228)	(1,505,080)	(10,879,486)	(7,342,021)

Units, end of period	1,080,860	1,104,734	11,694,988	13,425,264	35,085,514	32,359,937

(a)	Renamed on April 30, 2018. Previously known as Bond Trust Series I.
(b)	Renamed on April 30, 2018. Previously known as Bond Trust Series II.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Short Term Government Income Trust Series I		Short Term Government Income Trust Series II		Small Cap Index Trust Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$518,885	$396,137	$383,880	$303,117	$131,030	$57,314
Expenses:
Mortality and expense risk and administrative charges	(374,609)	(423,976)	(345,439)	(419,145)	(215,314)	(204,232)

Net investment income (loss)	144,276	(27,839)	38,441	(116,028)	(84,284)	(146,918)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	818,948	508,153
Net realized gain (loss)	(307,122)	(374,481)	(455,679)	(362,152)	452,966	422,520

Realized gains (losses)	(307,122)	(374,481)	(455,679)	(362,152)	1,271,914	930,673

Unrealized appreciation (depreciation) during the period	(15,286)	139,815	188,226	171,382	(2,859,505)	793,898

Net increase (decrease) in net assets from operations	(178,132)	(262,505)	(229,012)	(306,798)	(1,671,875)	1,577,653

Changes from principal transactions:
Purchase payments	109,246	1,257,186	29,918	40,260	25,558	26,614
Transfers between sub-accounts and the company	535,522	(231,844)	3,932,145	(560,008)	39,308	399,704
Withdrawals	(2,744,987)	(3,658,248)	(5,242,835)	(4,541,496)	(834,419)	(1,878,108)
Annual contract fee	(50,395)	(65,443)	(75,679)	(82,102)	(36,508)	(36,981)

Net increase (decrease) in net assets from principal transactions	(2,150,614)	(2,698,349)	(1,356,451)	(5,143,346)	(806,061)	(1,488,771)

Total increase (decrease) in net assets	(2,328,746)	(2,960,854)	(1,585,463)	(5,450,144)	(2,477,936)	88,882
Net assets at beginning of period	27,105,593	30,066,447	23,432,775	28,882,919	13,903,447	13,814,565

Net assets at end of period	$24,776,847	$27,105,593	$21,847,312	$23,432,775	$11,425,511	$13,903,447

	2018	2017	2018	2017	2018	2017
Units, beginning of period	2,229,433	2,450,218	1,988,007	2,419,651	418,638	467,581
Units issued	220,135	372,970	875,540	512,368	36,368	60,181
Units redeemed	(400,731)	(593,755)	(992,998)	(944,012)	(60,571)	(109,124)

Units, end of period	2,048,837	2,229,433	1,870,549	1,988,007	394,435	418,638

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Index Trust Series II		Small Cap Opportunities Trust Series I		Small Cap Opportunities Trust Series II
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$243,347	$88,109	$152,918	$158,388	$67,864	$73,645
Expenses:
Mortality and expense risk and administrative charges	(556,755)	(587,914)	(556,091)	(576,217)	(477,638)	(498,013)

Net investment income (loss)	(313,408)	(499,805)	(403,173)	(417,829)	(409,774)	(424,368)

Realized gains (losses) on investments:
Capital gain distributions received	1,949,307	1,423,634	7,226,419	2,473,498	5,834,208	2,033,966
Net realized gain (loss)	1,393,300	1,464,190	198,085	562,176	396,349	842,316

Realized gains (losses)	3,342,607	2,887,824	7,424,504	3,035,674	6,230,557	2,876,282

Unrealized appreciation (depreciation) during the period	(6,931,367)	1,819,482	(12,161,820)	875,126	(9,937,225)	250,124

Net increase (decrease) in net assets from operations	(3,902,168)	4,207,501	(5,140,489)	3,492,971	(4,116,442)	2,702,038

Changes from principal transactions:
Purchase payments	79,850	66,339	61,138	72,740	88,639	64,197
Transfers between sub-accounts and the company	(293,169)	(472,408)	(545,253)	(1,536,603)	(732,788)	331,832
Withdrawals	(4,439,134)	(5,986,537)	(3,553,219)	(3,602,668)	(3,170,058)	(3,231,665)
Annual contract fee	(143,143)	(151,466)	(85,421)	(91,583)	(105,083)	(108,823)

Net increase (decrease) in net assets from principal transactions	(4,795,596)	(6,544,072)	(4,122,755)	(5,158,114)	(3,919,290)	(2,944,459)

Total increase (decrease) in net assets	(8,697,764)	(2,336,571)	(9,263,244)	(1,665,143)	(8,035,732)	(242,421)
Net assets at beginning of period	36,107,393	38,443,964	38,837,420	40,502,563	31,838,271	32,080,692

Net assets at end of period	$27,409,629	$36,107,393	$29,574,176	$38,837,420	$23,802,539	$31,838,271

	2018	2017	2018	2017	2018	2017
Units, beginning of period	1,076,540	1,275,821	974,597	1,112,977	853,932	940,927
Units issued	43,461	56,620	36,613	34,402	33,448	79,490
Units redeemed	(180,865)	(255,901)	(136,604)	(172,782)	(133,594)	(166,485)

Units, end of period	939,136	1,076,540	874,606	974,597	753,786	853,932

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Stock Trust Series I		Small Cap Stock Trust Series II		Small Cap Value Trust Series I
	2018 (c)	2017	2018 (d)	2017	2018	2017
Income:
Dividend distributions received	$—	$—	$—	$—	$4,927	$6,803
Expenses:
Mortality and expense risk and administrative charges	(6,741)	(6,440)	(462,719)	(406,395)	(6,917)	(6,918)

Net investment income (loss)	(6,741)	(6,440)	(462,719)	(406,395)	(1,990)	(115)

Realized gains (losses) on investments:
Capital gain distributions received	46,269	—	1,910,714	—	88,270	57,840
Net realized gain (loss)	2,094	(8,469)	(483,381)	(2,125,493)	(385)	1,152

Realized gains (losses)	48,363	(8,469)	1,427,333	(2,125,493)	87,885	58,992

Unrealized appreciation (depreciation) during the period	(73,152)	179,511	(3,009,624)	8,376,799	(180,081)	(41,002)

Net increase (decrease) in net assets from operations	(31,530)	164,602	(2,045,010)	5,844,911	(94,186)	17,875

Changes from principal transactions:
Purchase payments	—	—	129,480	43,309	—	—
Transfers between sub-accounts and the company	10,936	21,331	2,649,272	(209,406)	376	2,396
Withdrawals	(60,187)	(180,418)	(3,044,607)	(2,965,241)	(16,178)	(53,481)
Annual contract fee	(199)	(168)	(79,999)	(73,097)	(126)	(172)

Net increase (decrease) in net assets from principal transactions	(49,450)	(159,255)	(345,854)	(3,204,435)	(15,928)	(51,257)

Total increase (decrease) in net assets	(80,980)	5,347	(2,390,864)	2,640,476	(110,114)	(33,382)
Net assets at beginning of period	717,622	712,275	28,000,720	25,360,244	727,249	760,631

Net assets at end of period	$636,642	$717,622	$25,609,856	$28,000,720	$617,135	$727,249

	2018	2017	2018	2017	2018	2017
Units, beginning of period	28,803	35,826	887,366	999,282	23,867	25,621
Units issued	697	1,006	210,765	111,488	98	92
Units redeemed	(2,328)	(8,029)	(232,271)	(223,404)	(596)	(1,846)

Units, end of period	27,172	28,803	865,860	887,366	23,369	23,867

(c)	Renamed on April 30, 2018. Previously known as Small Cap Growth Trust Series I.
(d)	Renamed on April 30, 2018. Previously known as Small Cap Growth Trust Series II.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Value Trust Series II		Small Company Value Trust Series I		Small Company Value Trust Series II
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$131,514	$238,370	$153,270	$106,410	$73,671	$94,636
Expenses:
Mortality and expense risk and administrative charges	(445,120)	(507,033)	(637,885)	(684,600)	(682,381)	(729,910)

Net investment income (loss)	(313,606)	(268,663)	(484,615)	(578,190)	(608,710)	(635,274)

Realized gains (losses) on investments:
Capital gain distributions received	3,462,628	2,535,019	3,613,950	6,483,097	3,762,418	6,616,992
Net realized gain (loss)	(1,505,354)	(798,880)	2,239,600	4,537,502	2,021,451	3,926,002

Realized gains (losses)	1,957,274	1,736,139	5,853,550	11,020,599	5,783,869	10,542,994

Unrealized appreciation (depreciation) during the period	(5,235,985)	(995,398)	(10,950,321)	(6,203,910)	(10,995,014)	(5,756,856)

Net increase (decrease) in net assets from operations	(3,592,317)	472,078	(5,581,386)	4,238,499	(5,819,855)	4,150,864

Changes from principal transactions:
Purchase payments	41,948	49,961	54,930	74,296	135,114	98,939
Transfers between sub-accounts and the company	(2,515,699)	(1,511,902)	(1,853,811)	(2,869,933)	(424,013)	(1,936,836)
Withdrawals	(3,336,921)	(4,069,900)	(4,241,112)	(4,330,603)	(5,080,184)	(5,441,535)
Annual contract fee	(75,796)	(87,095)	(83,600)	(94,232)	(131,701)	(143,780)

Net increase (decrease) in net assets from principal transactions	(5,886,468)	(5,618,936)	(6,123,593)	(7,220,472)	(5,500,784)	(7,423,212)

Total increase (decrease) in net assets	(9,478,785)	(5,146,858)	(11,704,979)	(2,981,973)	(11,320,639)	(3,272,348)
Net assets at beginning of period	32,188,447	37,335,305	45,719,641	48,701,614	45,916,217	49,188,565

Net assets at end of period	$22,709,662	$32,188,447	$34,014,662	$45,719,641	$34,595,578	$45,916,217

	2018	2017	2018	2017	2018	2017
Units, beginning of period	1,004,416	1,186,859	968,872	1,133,968	1,224,233	1,432,964
Units issued	48,461	93,971	11,182	47,487	48,947	59,621
Units redeemed	(227,859)	(276,414)	(139,957)	(212,583)	(191,031)	(268,352)

Units, end of period	825,018	1,004,416	840,097	968,872	1,082,149	1,224,233

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Strategic Income Opportunities Trust Series I		Strategic Income Opportunities Trust Series II		Total Bond Market Series Trust NAV
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$1,194,864	$1,182,886	$1,207,207	$1,130,828	$2,619,222	$2,992,842
Expenses:
Mortality and expense risk and administrative charges	(500,452)	(571,504)	(578,433)	(630,875)	(895,801)	(963,563)

Net investment income (loss)	694,412	611,382	628,774	499,953	1,723,421	2,029,279

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(152,713)	(134,585)	(146,271)	358,712	(1,901,971)	(871,754)

Realized gains (losses)	(152,713)	(134,585)	(146,271)	358,712	(1,901,971)	(871,754)

Unrealized appreciation (depreciation) during the period	(2,691,988)	1,030,395	(2,925,402)	555,331	(1,112,212)	1,406,772

Net increase (decrease) in net assets from operations	(2,150,289)	1,507,192	(2,442,899)	1,413,996	(1,290,762)	2,564,297

Changes from principal transactions:
Purchase payments	13,669	18,417	46,213	63,870	12,432	53,429
Transfers between sub-accounts and the company	(2,214,961)	1,487,362	(693,610)	2,794,331	(2,102,150)	7,087,043
Withdrawals	(3,835,530)	(4,541,435)	(4,855,181)	(4,773,207)	(11,138,292)	(12,544,002)
Annual contract fee	(52,614)	(68,524)	(105,235)	(113,692)	(895,933)	(984,137)

Net increase (decrease) in net assets from principal transactions	(6,089,436)	(3,104,180)	(5,607,813)	(2,028,698)	(14,123,943)	(6,387,667)

Total increase (decrease) in net assets	(8,239,725)	(1,596,988)	(8,050,712)	(614,702)	(15,414,705)	(3,823,370)
Net assets at beginning of period	37,168,870	38,765,858	38,634,852	39,249,554	104,753,255	108,576,625

Net assets at end of period	$28,929,145	$37,168,870	$30,584,140	$38,634,852	$89,338,550	$104,753,255

	2018	2017	2018	2017	2018	2017
Units, beginning of period	1,589,928	1,724,761	1,747,679	1,845,705	8,001,184	8,492,370
Units issued	61,879	116,849	119,867	242,831	369,944	605,446
Units redeemed	(332,537)	(251,682)	(378,387)	(340,857)	(1,467,321)	(1,096,632)

Units, end of period	1,319,270	1,589,928	1,489,159	1,747,679	6,903,807	8,001,184

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Total Bond Market Trust Series II		Total Stock Market Index Trust Series I		Total Stock Market Index Trust Series II
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$1,256,079	$1,541,410	$521,061	$614,324	$359,147	$430,380
Expenses:
Mortality and expense risk and administrative charges	(791,680)	(900,419)	(669,456)	(518,354)	(615,188)	(581,163)

Net investment income (loss)	464,399	640,991	(148,395)	95,970	(256,041)	(150,783)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	1,422,199	954,251	1,190,257	772,656
Net realized gain (loss)	(833,692)	(368,195)	1,334,241	1,982,632	2,346,423	2,263,278

Realized gains (losses)	(833,692)	(368,195)	2,756,440	2,936,883	3,536,680	3,035,934

Unrealized appreciation (depreciation) during the period	(800,408)	716,744	(5,488,713)	2,970,852	(5,767,979)	3,197,297

Net increase (decrease) in net assets from operations	(1,169,701)	989,540	(2,880,668)	6,003,705	(2,487,340)	6,082,448

Changes from principal transactions:
Purchase payments	23,455	56,282	47,183	53,607	65,793	129,420
Transfers between sub-accounts and the company	7,039,830	(3,084,970)	(2,350,936)	34,386,480	(729,170)	5,345,769
Withdrawals	(8,921,272)	(9,546,574)	(3,337,361)	(3,487,075)	(3,200,255)	(3,660,971)
Annual contract fee	(384,237)	(448,465)	(83,334)	(71,617)	(156,396)	(144,407)

Net increase (decrease) in net assets from principal transactions	(2,242,224)	(13,023,727)	(5,724,448)	30,881,395	(4,020,028)	1,669,811

Total increase (decrease) in net assets	(3,411,925)	(12,034,187)	(8,605,116)	36,885,100	(6,507,368)	7,752,259
Net assets at beginning of period	57,666,704	69,700,891	47,613,514	10,728,414	38,772,237	31,019,978

Net assets at end of period	$54,254,779	$57,666,704	$39,008,398	$47,613,514	$32,264,869	$38,772,237

	2018	2017	2018	2017	2018	2017
Units, beginning of period	4,595,430	5,639,752	1,891,536	500,580	1,219,652	1,153,283
Units issued	1,476,686	1,162,696	55,264	1,644,643	11,758	234,904
Units redeemed	(1,664,005)	(2,207,018)	(279,060)	(253,687)	(133,581)	(168,535)

Units, end of period	4,408,111	4,595,430	1,667,740	1,891,536	1,097,829	1,219,652

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Ultra Short Term Bond Trust Series I		Ultra Short Term Bond Trust Series II		Utilities Trust Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$179,293	$162,219	$2,513,749	$2,753,248	$413,394	$311,942
Expenses:
Mortality and expense risk and administrative charges	(79,058)	(88,205)	(2,377,800)	(3,002,169)	(194,091)	(197,408)

Net investment income (loss)	100,235	74,014	135,949	(248,921)	219,303	114,534

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(90,561)	(149,367)	(2,085,497)	(2,305,075)	(52,915)	84,454

Realized gains (losses)	(90,561)	(149,367)	(2,085,497)	(2,305,075)	(52,915)	84,454

Unrealized appreciation (depreciation) during the period	34,045	53,407	1,468,227	530,164	(218,401)	1,445,018

Net increase (decrease) in net assets from operations	43,719	(21,946)	(481,321)	(2,023,832)	(52,013)	1,644,006

Changes from principal transactions:
Purchase payments	—	225,000	917,992	1,528,489	17,901	22,286
Transfers between sub-accounts and the company	6,840,269	7,862,689	139,507,495	74,156,871	(934,564)	141,568
Withdrawals	(5,192,464)	(10,115,287)	(149,544,960)	(131,819,631)	(936,038)	(1,180,611)
Annual contract fee	(62,690)	(96,225)	(1,148,397)	(1,385,612)	(31,738)	(30,937)

Net increase (decrease) in net assets from principal transactions	1,585,115	(2,123,823)	(10,267,870)	(57,519,883)	(1,884,439)	(1,047,694)

Total increase (decrease) in net assets	1,628,834	(2,145,769)	(10,749,191)	(59,543,715)	(1,936,452)	596,312
Net assets at beginning of period	8,671,251	10,817,020	187,372,567	246,916,282	13,785,176	13,188,864

Net assets at end of period	$10,300,085	$8,671,251	$176,623,376	$187,372,567	$11,848,724	$13,785,176

	2018	2017	2018	2017	2018	2017
Units, beginning of period	727,684	905,992	16,588,059	21,661,407	430,702	466,633
Units issued	876,326	1,060,754	15,843,730	12,045,435	31,372	38,384
Units redeemed	(744,146)	(1,239,062)	(16,761,011)	(17,118,783)	(89,915)	(74,315)

Units, end of period	859,864	727,684	15,670,778	16,588,059	372,159	430,702

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Utilities Trust Series II		Value Opportunities
	2018	2017	2018	2017
Income:
Dividend distributions received	$335,433	$263,650	$34,390	$22,132
Expenses:
Mortality and expense risk and administrative charges	(171,991)	(188,969)	(45,950)	(46,375)

Net investment income (loss)	163,442	74,681	(11,560)	(24,243)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	285,649	607,369
Net realized gain (loss)	(208,306)	(97,860)	82,806	242,767

Realized gains (losses)	(208,306)	(97,860)	368,455	850,136

Unrealized appreciation (depreciation) during the period	(75,350)	1,443,845	(577,954)	(474,626)

Net increase (decrease) in net assets from operations	(120,214)	1,420,666	(221,059)	351,267

Changes from principal transactions:
Purchase payments	13,712	15,449	—	—
Transfers between sub-accounts and the company	349,670	(53,144)	(22,864)	(232,024)
Withdrawals	(1,253,152)	(1,304,893)	(185,442)	(299,718)
Annual contract fee	(36,591)	(39,374)	(10,242)	(9,912)

Net increase (decrease) in net assets from principal transactions	(926,361)	(1,381,962)	(218,548)	(541,654)

Total increase (decrease) in net assets	(1,046,575)	38,704	(439,607)	(190,387)
Net assets at beginning of period	11,546,556	11,507,852	3,119,950	3,310,337

Net assets at end of period	$10,499,981	$11,546,556	$2,680,343	$3,119,950

	2018	2017	2018	2017
Units, beginning of period	257,484	280,020	41,565	52,990
Units issued	39,518	31,941	167	373
Units redeemed	(66,037)	(54,477)	(2,136)	(11,798)

Units, end of period	230,965	257,484	39,596	41,565

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

1.	Organization

John Hancock Life Insurance Company (U.S.A.) Separate Account H (the “Account”) is a separate account established by John Hancock Life Insurance Company (U.S.A.) (the “Company”). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended (the “Act”) and is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. The Account consists of 111 active sub-accounts which are exclusively invested in a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust”), and 5 active sub-accounts that are invested in portfolios of other Non-affiliated Trusts (the “Non-affiliated Trusts”). The Trust and Non-affiliated Trusts are registered under the Act as an open-ended management investment company, commonly known as a mutual fund, which does not transact with the general public. The Account is a funding vehicle for the allocation of net premiums under variable annuity contracts (the “Contracts”) issued by the Company.

The Company is a stock life insurance company organized originally under the laws of the State of Maine in 1955 and later in 1992, the Company changed its state of domicile to the State of Michigan. The Company is an indirect, wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian based publicly traded life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

The Company is required to maintain assets in the Account with a total fair value of at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

In addition to the Account, certain contract owners may also allocate funds to the fixed account, which is part of the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the Company’s general account has not been registered as an investment company under the Investment Company Act of 1940. Net interfund transfers include transfers between separate and general accounts.

Each sub-account holds shares of a particular series (“Portfolio”) of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer 4 classes of units to fund Contracts issued by the Company. These classes, Series I, Series II, Series III and Series NAV, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I, Series II, Series III and Series NAV shares of the Trust Portfolio differ in the level of 12b-1 fees and other expenses assessed against the Portfolio’s assets.

As a result of a portfolio change, the following sub-accounts of the Account were renamed as follows:

Previous Name	New Name	Effective Date
Bond Trust Series I	Select Bond Trust Series I	04/30/2018
Bond Trust Series II	Select Bond Trust Series II	04/30/2018
Small Cap Growth Trust Series I	Small Cap Stock Trust Series I	04/30/2018
Small Cap Growth Trust Series II	Small Cap Stock Trust Series II	04/30/2018

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

2.	Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Valuation of Investments

Investments made in the Portfolios of the Trust, and of the Non-affiliated Trusts, are valued at fair value based on the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on a first-in, first-out basis.

Net Assets in Payout (Annuitization) Period

A portion of net assets is allocated to annuity policies in the payout period. The liability for these policies is calculated using statutory accounting using mortality assumptions and an assumed interest rate. Mortality assumptions are based on the Individual Annuity Mortality Table in effect at the time of annuitization. The assumed interest rate is 3% to 4%, as regulated by the laws of the respective states. The mortality risk is borne entirely by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios’ shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2018.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

3.	Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Company’s consolidated federal tax return for the years 2014 and 2015 are currently under examination by the Internal Revenue Service. The years from 2015 are also open for examination by the internal revenue service. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The income taxes topic of the FASB ASC establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2018, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations and Changes in Contract Owners’ Equity.

4.	Transactions with Affiliates

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC (“JHIMS”), a Delaware limited liability company controlled by MFC, serves as investment adviser for the Trust.

John Hancock Distributors, LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principle underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors, LLC or other broker-dealers having distribution agreements with John Hancock Distributors, LLC.

Certain officers of the Account are officers and directors of JHUSA or the Trust.

Contract charges, as described in Note 9, are paid to the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

5.	Fair Value Measurements

ASC 820 “Fair Value Measurements and Disclosures” provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the value that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

•	Level 3 – Fair value measurements using significant non market observable inputs.

All of the Account’s sub-accounts’ investments in a Portfolio of the Trust were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2018. The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2018:

	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated	$28,269,294,081	—	—	28,269,294,081
NonAffiliated	$25,447,869	—	—	25,447,869

Total	$28,294,741,950	—	—	28,294,741,950

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

Changes in valuation techniques may result in transfer in or out of an assigned level within the disclosure hierarchy. Transfers between investment levels may occur as the availability of a price source or data used in an investment’s valuation changes. Transfers between investment levels are recognized at the beginning of the reporting period. There have been no transfers between any level of fair value measurements during the period ended December 31, 2018.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

6.	Purchases and Sales of Investments

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and Non-affiliated Trusts during 2018 were as follows:

	Purchases	Sales
Sub-Account
500 Index Fund Series I	$11,240,098	$24,565,339
500 Index Fund Series II	10,106,707	13,525,619
500 Index Fund Series NAV	12,527,896	34,749,173
Active Bond Trust Series I	1,917,764	4,034,046
Active Bond Trust Series II	13,275,222	31,943,155
American Asset Allocation Trust Series I	19,695,875	17,835,755
American Asset Allocation Trust Series II	129,920,786	151,455,505
American Asset Allocation Trust Series III	17,457,149	19,045,927
American Global Growth Trust Series II	18,327,506	34,350,985
American Global Growth Trust Series III	3,968,282	4,456,593
American Growth Trust Series II	121,189,966	125,218,341
American Growth Trust Series III	20,398,620	18,714,067
American Growth-Income Trust Series I	18,222,309	19,727,826
American Growth-Income Trust Series II	77,785,385	98,740,866
American Growth-Income Trust Series III	34,671,151	37,388,144
American International Trust Series II	41,241,849	53,886,378
American International Trust Series III	5,588,335	5,998,805
Basic Value Focus	568,044	824,331
Blue Chip Growth Trust Series I	40,033,969	40,452,719
Blue Chip Growth Trust Series II	32,365,653	26,631,828
Capital Appreciation Trust Series I	30,080,630	23,310,123
Capital Appreciation Trust Series II	18,454,830	14,994,307
Capital Appreciation Value Trust Series II	27,345,780	41,041,370
Core Bond Trust Series I	3,866,282	13,070,784
Core Bond Trust Series II	4,143,871	17,387,025
DWS Equity 500 Index	1,323,343	1,738,232
Emerging Markets Value Trust Series II	4,445,035	9,609,435
Emerging Markets Value Trust Series NAV	120,763	255,352
Equity Income Trust Series I	26,909,735	29,918,432
Equity Income Trust Series II	18,078,887	21,807,734
Financial Industries Trust Series I	1,805,431	2,826,166
Financial Industries Trust Series II	2,435,825	4,151,916
Fundamental All Cap Core Trust Series II	8,692,598	8,569,862
Fundamental Large Cap Value Trust Series I	4,573,908	31,101,878
Fundamental Large Cap Value Trust Series II	9,736,126	30,557,279
Global Allocation	12,406	6,576
Global Bond Trust Series I	1,703,934	4,743,958
Global Bond Trust Series II	4,702,173	18,050,030
Global Trust Series I	6,393,611	14,676,092
Global Trust Series II	1,658,072	7,866,635
Health Sciences Trust Series I	8,633,487	9,628,216
Health Sciences Trust Series II	14,315,378	15,479,794
High Yield Trust Series I	9,066,014	14,874,767
High Yield Trust Series II	5,357,132	11,568,056
International Equity Index Series I	1,324,010	2,247,709
International Equity Index Series II	3,628,282	5,018,562
International Equity Index Series NAV	549,947	1,760,002
International Growth Stock Trust Series II	2,505,286	3,644,314
International Small Company Trust Series I	1,087,624	4,098,308

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

6.	Purchases and Sales of Investments — (continued)

	Purchases	Sales
Sub-Account
International Small Company Trust Series II	$1,588,154	$3,638,540
International Value Trust Series I	2,879,071	9,560,381
International Value Trust Series II	2,524,564	10,021,541
Investment Quality Bond Trust Series I	10,769,697	24,410,824
Investment Quality Bond Trust Series II	8,851,433	15,900,541
Lifestyle Aggressive Portfolio Series I	390,219	241,585
Lifestyle Aggressive Portfolio Series II	1,491,746	1,199,347
Lifestyle Balanced Portfolio Series I	5,259,911	4,116,549
Lifestyle Balanced Portfolio Series II	86,392,843	140,484,104
Lifestyle Conservative Portfolio Series I	3,871,194	2,861,225
Lifestyle Conservative Portfolio Series II	53,508,473	38,879,076
Lifestyle Growth Portfolio Series I	14,059,513	27,457,595
Lifestyle Growth Portfolio Series II	249,884,083	860,639,167
Lifestyle Growth Portfolio Series NAV	224,056	559,688
Lifestyle Moderate Portfolio Series I	2,186,845	1,571,661
Lifestyle Moderate Portfolio Series II	30,596,494	42,856,454
Managed Volatility Aggressive Portfolio Series I	4,143,156	10,780,867
Managed Volatility Aggressive Portfolio Series II	7,495,194	14,495,173
Managed Volatility Balanced Portfolio Series I	39,975,381	61,115,244
Managed Volatility Balanced Portfolio Series II	484,244,504	812,548,614
Managed Volatility Balanced Portfolio Series NAV	0	121,904
Managed Volatility Conservative Portfolio Series I	7,178,115	18,542,152
Managed Volatility Conservative Portfolio Series II	69,231,382	189,721,759
Managed Volatility Growth Portfolio Series I	46,264,685	56,787,335
Managed Volatility Growth Portfolio Series II	799,469,650	1,089,789,352
Managed Volatility Growth Portfolio Series NAV	46,474	25,976
Managed Volatility Moderate Portfolio Series I	15,365,668	27,075,246
Managed Volatility Moderate Portfolio Series II	157,012,326	273,732,853
Mid Cap Index Trust Series I	10,465,464	15,712,695
Mid Cap Index Trust Series II	7,406,184	15,956,627
Mid Cap Stock Trust Series I	19,148,250	26,189,897
Mid Cap Stock Trust Series II	13,926,748	14,264,261
Mid Value Trust Series I	5,105,641	8,835,391
Mid Value Trust Series II	5,028,937	7,303,024
Money Market Trust Series I	1,092,901	7,208,682
Money Market Trust Series II	3,422,154	33,262,359
Money-Market Trust Series NAV	123,578	1,311,159
Mutual Shares Trust Series I	15,455,815	21,701,014
PIMCO All Asset	318,768	3,437,873
Real Estate Securities Trust Series I	1,535,913	6,690,767
Real Estate Securities Trust Series II	1,242,981	7,646,462
Science & Technology Trust Series I	18,636,087	18,757,143
Science & Technology Trust Series II	18,176,285	12,556,440
Select Bond Trust Series I	14,373,371	35,078,329
Select Bond Trust Series II	186,023,467	145,746,126
Short Term Government Income Trust Series I	3,105,734	5,112,073
Short Term Government Income Trust Series II	10,559,782	11,877,792
Small Cap Index Trust Series I	2,201,354	2,272,751
Small Cap Index Trust Series II	3,575,138	6,734,835
Small Cap Opportunities Trust Series I	8,748,169	6,047,675
Small Cap Opportunities Trust Series II	6,996,470	5,491,329
Small Cap Stock Trust Series I	63,991	73,912

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

6.	Purchases and Sales of Investments — (continued)

	Purchases	Sales
Sub-Account
Small Cap Stock Trust Series II	$9,412,135	$8,309,993
Small Cap Value Trust Series I	95,796	25,444
Small Cap Value Trust Series II	5,058,306	7,795,752
Small Company Value Trust Series I	4,219,401	7,213,660
Small Company Value Trust Series II	5,565,080	7,912,154
Strategic Income Opportunities Trust Series I	2,573,853	7,968,880
Strategic Income Opportunities Trust Series II	3,666,265	8,645,306
Total Bond Market Series Trust NAV	7,333,726	19,734,248
Total Bond Market Trust Series II	18,040,441	19,818,266
Total Stock Market Index Trust Series I	3,315,258	7,765,902
Total Stock Market Index Trust Series II	1,889,071	4,974,883
Ultra Short Term Bond Trust Series I	10,626,731	8,941,382
Ultra Short Term Bond Trust Series II	178,798,794	188,930,716
Utilities Trust Series I	1,406,792	3,071,929
Utilities Trust Series II	1,726,989	2,489,909
Value Opportunities	328,652	273,110

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

7.	Unit Values

A summary of unit values and units outstanding for variable annuity contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest(a)	Assets (000s)	Expense Ratio Highest to Lowest(b)	Investment Income Ratio(c)	Total Return Highest to Lowest(d)
500 Index Fund Series I (*)	2018	5,483	$24.08 to $22.02	$124,393	1.90% to 0.45%	1.30%	-5.12% to -6.50%
	2017	6,105	25.38 to 23.55	147,484	1.90 to 0.45	1.66	20.98 to 19.24
	2016	6,884	20.98 to 19.75	138,794	1.90 to 0.45	3.09	11.09 to 9.49
	2015	2,528	18.88 to 18.04	46,424	1.90 to 0.45	1.60	0.65 to -0.80
	2014	2,793	18.76 to 18.18	51,298	1.90 to 0.45	1.48	12.82 to 11.20

500 Index Fund Series II (*)	2018	2,418	23.78 to 21.55	52,639	2.05 to 0.45	1.13	-5.31 to -6.83
	2017	2,586	25.12 to 23.13	60,261	2.05 to 0.45	1.50	20.74 to 18.83
	2016	2,741	20.80 to 19.46	53,568	2.05 to 0.45	1.67	10.87 to 9.11
	2015	2,354	18.76 to 17.84	42,522	2.05 to 0.45	1.44	0.41 to -1.19
	2014	2,469	18.69 to 18.05	44,963	2.05 to 0.45	1.37	12.65 to 10.86

500 Index Fund Series NAV (*)	2018	7,468	23.63 to 20.51	173,126	2.05 to 0.80	1.31	-5.41 to -6.59
	2017	8,459	24.98 to 21.96	207,675	2.05 to 0.80	1.69	20.58 to 19.08
	2016	10,016	20.72 to 18.44	204,469	2.05 to 0.80	1.74	10.76 to 9.38
	2015	11,198	18.71 to 16.86	206,755	2.05 to 0.80	1.68	0.35 to -0.90
	2014	12,772	18.64 to 17.01	235,562	2.05 to 0.80	1.55	12.52 to 11.13

Active Bond Trust Series I (*)	2018	1,322	22.32 to 18.31	25,739	1.90 to 0.45	3.10	-1.05 to -2.48
	2017	1,451	22.56 to 18.77	28,904	1.90 to 0.45	3.43	4.37 to 2.88
	2016	1,603	21.62 to 18.25	30,912	1.90 to 0.45	3.56	3.87 to 2.38
	2015	1,808	20.81 to 17.83	33,841	1.90 to 0.45	4.84	-0.28 to -1.72
	2014	2,024	20.87 to 18.14	38,345	1.90 to 0.45	3.66	6.33 to 4.80

Active Bond Trust Series II (*)	2018	6,520	17.46 to 12.42	120,639	2.05 to 1.00	2.89	-1.79 to -2.82
	2017	7,619	17.97 to 12.64	144,487	2.05 to 1.00	3.21	3.59 to 2.51
	2016	7,880	17.53 to 12.20	145,180	2.05 to 1.20	3.34	2.12 to -2.40
	2015	8,870	18.40 to 17.16	159,363	2.05 to 1.40	4.57	-1.53 to -2.16
	2014	10,252	20.48 to 17.54	187,365	2.05 to 0.45	3.31	6.11 to 4.43

American Asset Allocation Trust Series I (*)	2018	5,496	21.36 to 18.03	104,975	1.90 to 0.45	1.57	-5.34 to -6.71
	2017	6,072	22.56 to 19.33	123,761	1.90 to 0.45	1.17	15.27 to 13.62
	2016	6,564	19.57 to 17.01	117,189	1.90 to 0.45	1.26	8.50 to 6.94
	2015	6,939	18.04 to 15.91	115,278	1.90 to 0.45	1.99	0.60 to -0.84
	2014	7,721	17.93 to 16.04	128,606	1.90 to 0.45	1.44	4.57 to 3.07

American Asset Allocation Trust Series II (*)	2018	47,315	18.54 to 17.49	868,429	2.05 to 1.00	1.47	-6.01 to -7.00
	2017	54,127	19.73 to 18.80	1,061,204	2.05 to 1.00	1.07	14.54 to 13.35
	2016	61,102	17.22 to 16.59	1,050,388	2.05 to 1.00	1.09	7.83 to 6.71
	2015	67,055	15.97 to 15.55	1,082,182	2.05 to 1.00	1.83	-0.09 to -1.14
	2014	74,549	17.78 to 15.72	1,220,137	2.05 to 0.45	1.31	4.42 to 2.76

American Asset Allocation Trust Series III (*)	2018	5,240	22.43 to 20.67	116,316	1.55 to 0.80	1.91	-5.39 to -6.10
	2017	5,984	23.71 to 22.01	140,567	1.55 to 0.80	1.50	15.33 to 14.47
	2016	6,706	20.56 to 19.23	136,740	1.55 to 0.80	1.61	8.56 to 7.75
	2015	7,351	18.93 to 17.85	138,210	1.55 to 0.80	2.33	0.53 to -0.22
	2014	8,313	18.83 to 17.89	155,631	1.55 to 0.80	1.73	4.56 to 3.78

American Global Growth Trust Series II (*)	2018	6,911	19.84 to 18.51	134,638	2.05 to 1.00	0.57	-10.37 to -11.31
	2017	7,936	22.14 to 20.87	173,375	2.05 to 1.00	0.17	29.62 to 28.27
	2016	9,113	17.08 to 16.27	154,324	2.05 to 1.00	0.76	-0.89 to -1.93
	2015	10,462	17.23 to 16.59	179,743	2.05 to 1.00	1.40	5.44 to 4.33
	2014	11,451	17.98 to 15.90	187,957	2.05 to 0.45	0.63	1.36 to -0.25

American Global Growth Trust Series III (*)	2018	1,174	23.27 to 21.44	26,969	1.55 to 0.80	1.00	-9.77 to -10.45
	2017	1,253	25.79 to 23.94	31,918	1.55 to 0.80	0.56	30.30 to 29.33
	2016	1,575	19.79 to 18.51	30,846	1.55 to 0.80	1.27	-0.17 to -0.92
	2015	1,603	19.82 to 18.68	31,462	1.55 to 0.80	1.86	6.17 to 5.37
	2014	1,928	18.67 to 17.73	35,706	1.55 to 0.80	1.09	1.50 to 0.74

American Growth Trust Series II (*)	2018	13,671	47.67 to 37.10	495,562	2.05 to 0.45	0.30	-1.16 to -2.74
	2017	16,059	48.23 to 38.15	595,655	2.05 to 0.45	0.27	27.17 to 25.15
	2016	19,385	37.93 to 30.48	571,028	2.05 to 0.45	0.32	8.54 to 6.82
	2015	22,432	34.94 to 28.53	615,541	2.05 to 0.45	0.09	5.87 to 4.19
	2014	26,775	33.00 to 27.38	700,997	2.05 to 0.45	0.64	7.48 to 5.77

American Growth Trust Series III (*)	2018	3,093	27.18 to 25.05	82,982	1.55 to 0.80	0.71	-1.08 to -1.82
	2017	3,580	27.48 to 25.51	97,231	1.55 to 0.80	0.70	27.20 to 26.25
	2016	4,375	21.60 to 20.21	93,545	1.55 to 0.80	0.80	8.61 to 7.80
	2015	4,752	19.89 to 18.75	93,651	1.55 to 0.80	0.58	6.02 to 5.22
	2014	5,690	18.76 to 17.82	105,950	1.55 to 0.80	1.10	7.61 to 6.81

American Growth-Income Trust Series I (*)	2018	2,973	40.59 to 32.34	102,807	1.90 to 0.45	1.35	-2.62 to -4.03
	2017	3,388	41.68 to 33.70	121,608	1.90 to 0.45	1.03	21.49 to 19.74
	2016	3,892	34.31 to 28.14	116,152	1.90 to 0.45	1.59	10.61 to 9.01
	2015	4,390	31.02 to 25.81	119,693	1.90 to 0.45	1.27	0.66 to -0.79
	2014	5,064	30.82 to 26.02	138,554	1.90 to 0.45	0.86	9.76 to 8.18

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest(a)	Assets (000s)	Expense Ratio Highest to Lowest(b)	Investment Income Ratio(c)	Total Return Highest to Lowest(d)
American Growth-Income Trust Series II (*)	2018	13,514	$40.09 to $31.20	$418,780	2.05% to 0.45%	1.25%	-2.71% to -4.26%
	2017	15,764	41.20 to 32.59	507,128	2.05 to 0.45	0.95	21.34 to 19.42
	2016	18,765	33.96 to 27.29	503,087	2.05 to 0.45	1.50	10.56 to 8.81
	2015	22,083	30.71 to 25.08	541,100	2.05 to 0.45	1.13	0.51 to -1.08
	2014	25,595	30.56 to 25.35	631,381	2.05 to 0.45	0.70	9.62 to 7.88

American Growth-Income Trust Series III (*)	2018	7,331	26.08 to 24.03	188,742	1.55 to 0.80	1.68	-2.60 to -3.34
	2017	8,380	26.77 to 24.86	221,783	1.55 to 0.80	1.39	21.42 to 20.51
	2016	9,932	22.05 to 20.63	216,784	1.55 to 0.80	1.99	10.65 to 9.83
	2015	11,058	19.93 to 18.78	218,366	1.55 to 0.80	1.66	0.66 to -0.10
	2014	12,768	19.80 to 18.80	250,887	1.55 to 0.80	1.16	9.75 to 8.93

American International Trust Series II (*)	2018	10,103	28.01 to 15.64	261,041	2.05 to 1.00	2.48	-14.45 to -15.35
	2017	11,003	33.09 to 18.28	333,479	2.05 to 1.00	0.71	30.19 to 28.84
	2016	13,582	25.68 to 14.04	316,695	2.05 to 1.00	0.82	1.95 to 0.88
	2015	15,090	25.46 to 13.78	347,869	2.05 to 1.00	0.94	-5.92 to -6.91
	2014	16,756	32.96 to 27.35	413,221	2.05 to 0.45	0.81	-3.58 to -5.11

American International Trust Series III (*)	2018	2,255	15.61 to 14.38	34,732	1.55 to 0.80	2.98	-13.90 to -14.54
	2017	2,404	18.13 to 16.83	43,050	1.55 to 0.80	1.17	31.07 to 30.09
	2016	2,989	13.83 to 12.94	40,895	1.55 to 0.80	1.30	2.66 to 1.90
	2015	3,173	13.47 to 12.70	42,336	1.55 to 0.80	1.43	-5.30 to -6.01
	2014	3,497	14.23 to 13.51	49,357	1.55 to 0.80	1.30	-3.44 to -4.16

Basic Value Focus	2018	95	48.25 to 23.75	3,829	1.80 to 1.40	1.55	-9.34 to -9.71
	2017	109	53.22 to 26.30	4,930	1.80 to 1.40	1.31	6.65 to 6.22
	2016	127	49.91 to 24.76	5,279	1.80 to 1.40	1.29	16.24 to 15.78
	2015	154	42.93 to 21.39	5,468	1.80 to 1.40	1.32	-7.38 to -7.75
	2014	164	46.35 to 23.29	6,235	1.90 to 1.40	1.21	8.23 to 7.69

Blue Chip Growth Trust Series I (*)	2018	3,990	48.55 to 33.56	216,533	1.90 to 0.45	0.02	1.51 to 0.04
	2017	4,510	47.83 to 33.54	243,660	1.90 to 0.45	0.07	35.67 to 33.73
	2016	5,095	35.26 to 25.08	204,902	1.90 to 0.45	0.01	0.36 to -1.09
	2015	5,839	35.13 to 25.36	236,562	1.90 to 0.45	0.00	10.56 to 8.97
	2014	6,547	31.77 to 23.27	241,041	1.90 to 0.45	0.00	8.58 to 7.02

Blue Chip Growth Trust Series II (*)	2018	2,880	40.96 to 28.13	107,498	2.05 to 1.00	0.00	0.76 to -0.30
	2017	3,103	41.08 to 27.92	115,266	2.05 to 1.00	0.00	34.62 to 33.22
	2016	3,627	30.84 to 20.74	100,570	2.05 to 1.00	0.00	-0.38 to -1.43
	2015	4,254	31.28 to 20.82	119,386	2.05 to 1.00	0.00	9.73 to 8.58
	2014	4,482	30.88 to 28.81	115,624	2.05 to 0.45	0.00	8.39 to 6.67

Capital Appreciation Trust Series I (*)	2018	5,277	28.61 to 27.49	122,498	1.90 to 0.45	0.26	-1.25 to -2.68
	2017	5,906	29.40 to 27.84	140,279	1.90 to 0.45	0.06	35.92 to 33.97
	2016	6,883	21.94 to 20.48	121,452	1.90 to 0.45	0.00	-1.52 to -2.94
	2015	7,856	22.61 to 20.80	142,010	1.90 to 0.45	0.00	10.96 to 9.36
	2014	8,922	20.67 to 18.74	146,789	1.90 to 0.45	0.05	9.16 to 7.59

Capital Appreciation Trust Series II (*)	2018	1,523	39.31 to 26.53	50,795	2.05 to 1.00	0.04	-1.98 to -3.01
	2017	1,692	40.53 to 27.07	57,963	2.05 to 1.00	0.00	34.85 to 33.45
	2016	1,997	30.37 to 20.07	51,049	2.05 to 1.00	0.00	-2.25 to -3.27
	2015	2,332	31.39 to 20.53	61,537	2.05 to 1.00	0.00	10.06 to 8.91
	2014	2,665	28.83 to 28.69	64,337	2.05 to 0.45	0.00	8.98 to 7.25

Capital Appreciation Value Trust Series II (*)	2018	10,875	22.80 to 21.20	243,307	2.05 to 1.00	1.88	-0.90 to -1.94
	2017	12,364	23.25 to 21.39	280,370	2.05 to 1.00	1.23	13.85 to 12.66
	2016	14,097	20.64 to 18.79	281,362	2.05 to 1.00	1.10	6.77 to 5.66
	2015	14,890	19.53 to 17.60	293,194	2.05 to 1.00	0.89	4.05 to 2.97
	2014	15,683	21.06 to 18.97	308,166	2.05 to 0.45	1.19	11.54 to 9.77

Core Bond Trust Series I (*)	2018	3,785	19.75 to 16.20	63,639	1.90 to 0.45	2.37	-1.04 to -2.47
	2017	4,369	19.96 to 16.61	75,033	1.90 to 0.45	2.03	2.94 to 1.46
	2016	5,044	19.39 to 16.37	85,004	1.90 to 0.45	1.90	2.28 to 0.81
	2015	6,088	18.95 to 16.24	101,222	1.90 to 0.45	2.33	-2.01 to -2.98

Core Bond Trust Series II (*)	2018	4,477	15.76 to 12.42	72,132	2.05 to 1.00	2.18	-1.78 to -2.81
	2017	5,342	16.21 to 12.64	87,944	2.05 to 1.00	1.87	2.18 to 1.12
	2016	6,142	16.03 to 12.37	99,553	2.05 to 1.00	1.72	1.52 to 0.46
	2015	7,077	15.96 to 12.19	113,078	2.05 to 1.00	2.00	-1.92 to -2.50
	2014	400	18.99 to 16.27	6,846	2.05 to 0.45	2.58	5.26 to 3.59

DWS Equity 500 Index	2018	279	39.85 to 30.54	10,682	2.05 to 1.40	1.32	-6.33 to -6.94
	2017	314	42.55 to 32.82	12,879	2.05 to 1.40	1.40	19.38 to 18.61
	2016	370	35.64 to 27.67	12,733	2.05 to 1.40	1.74	9.65 to 8.94
	2015	421	32.50 to 25.40	13,229	2.05 to 1.40	1.28	-0.64 to -1.29
	2014	472	32.71 to 25.73	14,976	2.05 to 1.40	1.52	11.43 to 10.71

Emerging Markets Value Trust Series II (*)	2018	2,809	11.15 to 10.94	30,944	2.05 to 0.45	2.23	-14.18 to -15.55

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

7.	Unit Values — (continued)

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest(a)	Assets (000s)	Expense Ratio Highest to Lowest(b)	Investment Income Ratio(c)	Total Return Highest to Lowest(d)
Emerging Markets Value Trust Series II (*)	2017	(e)	3,264	$12.99 to $12.95	$42,338	2.05% to 0.45%	4.38%	3.91% to 3.63%

Emerging Markets Value Trust Series NAV (*)	2018		131	11.14 to 11.04	1,452	1.55 to 0.80	2.58	-14.17 to -14.82
	2017	(j)	143	12.98 to 12.97	1,855	1.55 to 0.80	5.49	3.86 to 3.72

Equity Income Trust Series I (*)	2018		3,216	37.67 to 24.73	152,265	1.90 to 0.45	1.79	-9.99 to -11.29
	2017		3,727	41.85 to 27.87	196,454	1.90 to 0.45	2.21	15.77 to 14.11
	2016		4,250	36.15 to 24.43	195,429	1.90 to 0.45	2.19	18.59 to 16.88
	2015		4,831	30.48 to 20.90	188,429	1.90 to 0.45	1.85	-7.17 to -8.50
	2014		5,549	32.83 to 22.84	234,874	1.90 to 0.45	1.77	6.99 to 5.45

Equity Income Trust Series II (*)	2018		3,782	30.71 to 27.62	94,017	2.05 to 0.45	1.59	-10.16 to -11.60
	2017		4,389	34.18 to 31.24	122,995	2.05 to 0.45	2.02	15.48 to 13.66
	2016		5,116	29.60 to 27.49	125,642	2.05 to 0.45	2.04	18.38 to 16.50
	2015		5,626	25.00 to 23.60	118,166	2.05 to 0.45	1.67	-7.33 to -8.80
	2014		6,397	26.98 to 25.87	146,804	2.05 to 0.45	1.56	6.75 to 5.06

Financial Industries Trust Series I (*)	2018		407	21.15 to 19.90	8,458	1.90 to 1.40	1.15	-15.68 to -16.11
	2017		474	25.09 to 23.72	11,693	1.90 to 1.40	1.16	13.69 to 13.12
	2016		533	22.07 to 20.97	11,595	1.90 to 1.40	1.53	17.71 to 17.12
	2015		543	18.75 to 17.90	10,015	1.90 to 1.40	0.99	-4.00 to -4.48
	2014		583	22.24 to 18.74	11,204	1.90 to 0.45	0.69	8.16 to 6.60

Financial Industries Trust Series II (*)	2018		527	23.67 to 19.31	11,387	2.05 to 1.00	1.12	-15.48 to -16.37
	2017		625	28.30 to 22.85	16,106	2.05 to 1.00	0.96	13.88 to 12.69
	2016		772	25.11 to 20.07	17,537	2.05 to 1.00	1.24	18.02 to 16.79
	2015		840	21.50 to 17.00	16,184	2.05 to 1.00	0.71	-3.85 to -4.85
	2014		933	23.61 to 22.60	18,786	2.05 to 0.45	0.50	7.93 to 6.22

Fundamental All Cap Core Trust Series II (*)	2018		1,098	32.04 to 14.25	37,081	2.05 to 1.00	0.20	-14.21 to -15.11
	2017		1,221	37.75 to 16.61	48,359	2.05 to 1.00	0.55	26.16 to 24.85
	2016		1,348	33.04 to 30.23	43,337	2.05 to 1.40	0.18	6.61 to 5.92
	2015		1,546	30.99 to 28.54	46,759	2.05 to 1.40	0.00	2.39 to 1.73
	2014		1,758	33.82 to 28.06	52,081	2.05 to 0.45	0.21	9.06 to 7.33

Fundamental Large Cap Value Trust Series I (*)	2018		6,828	27.67 to 22.36	161,567	1.90 to 0.45	1.07	-17.41 to -18.61
	2017		7,734	33.50 to 27.48	223,805	1.90 to 0.45	1.59	16.91 to 15.23
	2016		9,036	28.65 to 23.85	225,924	1.90 to 0.45	2.20	9.68 to 8.10
	2015		10,281	26.13 to 22.06	236,820	1.90 to 0.45	0.96	-1.55 to -2.97
	2014		11,918	26.54 to 22.73	281,433	1.90 to 0.45	2.37	10.12 to 8.53

Fundamental Large Cap Value Trust Series II (*)	2018		6,141	21.65 to 12.69	129,991	2.05 to 1.00	0.87	-18.06 to -18.92
	2017		6,914	26.70 to 15.49	178,758	2.05 to 1.00	1.40	16.03 to 14.83
	2016		8,056	23.25 to 13.35	180,517	2.05 to 1.00	2.00	8.86 to 7.73
	2015		9,295	21.59 to 12.26	192,421	2.05 to 1.00	0.77	-2.28 to -3.30
	2014		10,925	26.48 to 22.32	234,103	2.05 to 0.45	1.36	9.91 to 8.16

Global Allocation	2018		11	24.04 to 19.32	227	1.75 to 1.40	0.81	-8.81 to -9.13
	2017		11	26.46 to 21.18	251	1.75 to 1.40	0.84	12.17 to 11.78
	2016		35	23.67 to 18.89	679	1.75 to 1.40	1.13	2.51 to 2.15
	2015		37	23.17 to 18.42	689	1.75 to 1.40	0.95	-2.25 to -2.59
	2014		40	31.47 to 18.85	766	1.90 to 1.40	2.01	0.55 to 0.05

Global Bond Trust Series I (*)	2018		811	22.00 to 16.07	24,164	1.90 to 0.80	2.63	-2.68 to -3.75
	2017		917	22.86 to 16.51	28,398	1.90 to 0.80	2.23	7.89 to 6.71
	2016		1,098	21.42 to 15.30	31,470	1.90 to 0.80	0.00	2.23 to 1.11
	2015		1,173	21.18 to 14.97	32,986	1.90 to 0.80	2.51	-4.27 to -5.32
	2014		1,394	26.09 to 22.37	40,723	1.90 to 0.45	0.88	1.82 to 0.36

Global Bond Trust Series II (*)	2018		2,952	16.59 to 11.82	55,604	2.05 to 1.00	2.63	-3.01 to -4.03
	2017		3,739	17.29 to 12.18	71,900	2.05 to 1.00	1.93	7.40 to 6.29
	2016		4,013	16.27 to 11.34	73,029	2.05 to 1.00	0.00	1.89 to 0.83
	2015		4,374	16.13 to 11.13	79,194	2.05 to 1.00	2.52	-4.69 to -5.68
	2014		5,231	25.13 to 17.11	101,854	2.05 to 0.45	0.73	1.67 to 0.06

Global Trust Series I (*)	2018		3,921	22.45 to 17.09	93,402	1.90 to 0.45	1.76	-14.88 to -16.11
	2017		4,161	26.38 to 20.37	119,324	1.90 to 0.45	1.83	18.35 to 16.65
	2016		4,783	22.29 to 17.46	116,485	1.90 to 0.45	4.46	8.97 to 7.41
	2015		5,315	20.45 to 16.26	120,663	1.90 to 0.45	1.87	-6.84 to -8.18
	2014		5,984	21.96 to 17.71	148,671	1.90 to 0.45	2.05	-3.04 to -4.43

Global Trust Series II (*)	2018		1,391	21.67 to 12.30	26,538	2.05 to 1.00	1.50	-15.50 to -16.39
	2017		1,658	25.92 to 14.56	37,859	2.05 to 1.00	1.66	17.45 to 16.23
	2016		1,883	22.30 to 12.39	36,828	2.05 to 1.00	4.26	8.15 to 7.02
	2015		2,175	20.84 to 11.46	39,571	2.05 to 1.00	1.64	-7.54 to -8.51
	2014		2,679	23.76 to 22.78	52,928	2.05 to 0.45	3.12	-3.24 to -4.78

Health Sciences Trust Series I (*)	2018		670	82.50 to 62.95	45,999	1.90 to 0.45	0.00	0.23 to -1.22

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest(a)	Assets (000s)	Expense Ratio Highest to Lowest(b)	Investment Income Ratio(c)	Total Return Highest to Lowest(d)
Health Sciences Trust Series I (*)	2017	744	$82.31 to $63.72	$51,425	1.90% to 0.45%	0.00	26.94% to 25.11%
	2016	898	64.85 to 50.93	49,474	1.90 to 0.45	0.07	-10.97 to -12.26
	2015	1,125	72.84 to 58.05	70,280	1.90 to 0.45	0.00	12.19 to 10.57
	2014	1,197	64.93 to 52.50	67,382	1.90 to 0.45	0.00	31.24 to 29.35

Health Sciences Trust Series II (*)	2018	849	71.22 to 30.14	56,169	2.05 to 1.00	0.00	-0.48 to -1.53
	2017	965	72.32 to 30.28	63,593	2.05 to 1.00	0.00	25.99 to 24.68
	2016	1,141	58.00 to 24.04	59,857	2.05 to 1.00	0.00	-11.66 to -12.58
	2015	1,420	66.36 to 27.21	86,054	2.05 to 1.00	0.00	11.38 to 10.21
	2014	1,602	69.34 to 60.21	88,687	2.05 to 0.45	0.00	30.95 to 28.88

High Yield Trust Series I (*)	2018	2,982	27.84 to 23.32	51,588	1.90 to 0.45	5.78	-3.45 to -4.85
	2017	3,438	28.84 to 24.50	62,433	1.90 to 0.45	5.17	7.02 to 5.48
	2016	3,940	26.95 to 23.23	68,642	1.90 to 0.45	6.74	15.74 to 14.08
	2015	4,437	23.28 to 20.36	66,200	1.90 to 0.45	7.09	-8.73 to -10.05
	2014	4,996	25.51 to 22.64	84,031	1.90 to 0.45	6.24	-0.34 to -1.77

High Yield Trust Series II (*)	2018	2,088	22.72 to 14.18	45,027	2.05 to 1.00	5.44	-4.12 to -5.13
	2017	2,456	23.95 to 14.79	55,499	2.05 to 1.00	5.00	6.07 to 4.96
	2016	2,726	22.81 to 13.94	58,286	2.05 to 1.00	6.48	15.00 to 13.80
	2015	3,361	20.05 to 12.12	62,634	2.05 to 1.00	6.71	-9.46 to -10.40
	2014	3,759	28.37 to 22.37	81,512	2.05 to 0.45	5.67	-0.69 to -2.27

International Equity Index Series I (*)	2018	857	14.27 to 13.84	12,215	1.90 to 1.40	2.28	-15.30 to -15.72
	2017	921	16.85 to 16.42	15,509	1.90 to 1.40	2.16	25.54 to 24.91
	2016	1,006	13.42 to 13.15	13,508	1.90 to 1.40	2.58	3.00 to 2.48
	2015	1,124	13.03 to 12.83	14,658	1.90 to 1.40	2.21	-7.22 to -7.69
	2014	1,294	14.34 to 13.90	18,203	1.90 to 0.45	2.94	-5.04 to -6.41

International Equity Index Series II (*)	2018	814	14.95 to 13.54	11,356	2.05 to 0.45	2.00	-14.66 to -16.02
	2017	918	17.52 to 16.13	15,168	2.05 to 0.45	2.04	26.47 to 24.47
	2016	907	13.85 to 12.96	11,992	2.05 to 0.45	2.38	3.77 to 2.12
	2015	1,008	13.35 to 12.69	12,971	2.05 to 0.45	1.94	-6.53 to -8.02
	2014	1,298	14.28 to 13.79	18,095	2.05 to 0.45	2.66	-5.23 to -6.73

International Equity Index Series NAV (*)	2018	803	11.57 to 10.74	9,080	2.05 to 1.40	2.29	-15.30 to -15.86
	2017	902	13.66 to 12.76	12,080	2.05 to 1.40	2.16	25.68 to 24.87
	2016	1,045	10.87 to 10.22	11,152	2.05 to 1.40	2.67	2.98 to 2.31
	2015	1,117	10.56 to 9.99	11,604	2.05 to 1.40	2.32	-7.11 to -7.72
	2014	1,264	11.37 to 10.83	14,176	2.05 to 1.40	2.88	-5.90 to -6.51

International Growth Stock Trust Series II (*)	2018	931	14.21 to 13.59	13,095	2.05 to 1.00	1.40	-15.47 to -16.35
	2017	1,034	16.81 to 16.25	17,309	2.05 to 1.00	1.21	20.42 to 19.17
	2016	1,089	13.96 to 13.64	15,215	2.05 to 1.00	1.49	-2.43 to -3.45
	2015	1,203	14.30 to 14.12	17,315	2.05 to 1.00	1.56	-3.50 to -4.51
	2014	1,250	15.31 to 14.79	18,761	2.05 to 0.45	1.58	-0.45 to -2.03

International Small Company Trust Series I (*)	2018	972	19.65 to 17.21	17,469	1.90 to 0.45	1.23	-20.46 to -21.61
	2017	1,107	24.70 to 21.95	25,245	1.90 to 0.45	1.38	28.88 to 27.03
	2016	1,275	19.17 to 17.28	22,787	1.90 to 0.45	1.91	4.43 to 2.93
	2015	1,458	18.35 to 16.79	25,204	1.90 to 0.45	1.77	6.07 to 4.54
	2014	1,633	17.30 to 16.06	26,890	1.90 to 0.45	1.33	-7.31 to -8.65

International Small Company Trust Series II (*)	2018	669	16.66 to 16.40	11,576	2.05 to 1.00	1.22	-21.07 to -21.90
	2017	764	21.34 to 20.77	16,816	2.05 to 1.00	1.23	27.89 to 26.56
	2016	860	16.86 to 16.24	14,898	2.05 to 1.00	1.69	3.66 to 2.57
	2015	988	16.44 to 15.67	16,605	2.05 to 1.00	1.63	5.33 to 4.23
	2014	1,088	17.12 to 15.77	17,482	2.05 to 0.45	1.12	-7.51 to -8.98

International Value Trust Series I (*)	2018	2,949	23.32 to 19.53	54,546	1.90 to 0.45	2.39	-15.42 to -16.64
	2017	3,295	27.57 to 23.43	72,751	1.90 to 0.45	1.76	16.62 to 14.94
	2016	3,782	23.65 to 20.38	72,355	1.90 to 0.45	2.56	11.74 to 10.13
	2015	3,228	21.16 to 18.51	55,740	1.90 to 0.45	1.76	-8.23 to -9.55
	2014	3,690	23.06 to 20.46	70,198	1.90 to 0.45	2.69	-12.90 to -14.16

International Value Trust Series II (*)	2018	2,251	23.39 to 13.72	44,427	2.05 to 1.00	2.17	-16.02 to -16.90
	2017	2,587	28.15 to 16.34	61,335	2.05 to 1.00	1.58	15.72 to 14.51
	2016	3,078	24.58 to 14.12	63,599	2.05 to 1.00	2.25	10.83 to 9.67
	2015	2,780	22.41 to 12.74	51,915	2.05 to 1.00	1.48	-8.86 to -9.82
	2014	3,210	24.85 to 24.31	65,855	2.05 to 0.45	2.47	-13.04 to -14.42

Investment Quality Bond Trust Series I (*)	2018	6,011	29.62 to 19.36	116,517	1.90 to 0.45	2.69	-1.26 to -2.69
	2017	6,868	30.00 to 19.90	135,673	1.90 to 0.45	2.57	4.14 to 2.64
	2016	7,267	28.80 to 19.39	139,695	1.90 to 0.45	2.19	3.82 to 2.33
	2015	7,725	27.74 to 18.94	144,236	1.90 to 0.45	1.80	-1.26 to -2.68
	2014	8,695	28.10 to 19.47	165,086	1.90 to 0.45	2.88	5.00 to 3.49

Investment Quality Bond Trust Series II (*)	2018	3,237	16.41 to 12.54	58,447	2.05 to 0.35	2.49	-1.27 to -2.95

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

7.	Unit Values — (continued)

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest(a)	Assets (000s)	Expense Ratio Highest to Lowest(b)	Investment Income Ratio(c)	Total Return Highest to Lowest(d)
Investment Quality Bond Trust Series II (*)	2017		3,685	$16.91 to $12.70	$68,204	2.05% to 0.35%	2.46%	3.94% to 2.19%
	2016		3,793	16.54 to 12.21	68,484	2.05 to 0.80	1.95	1.97 to -2.34
	2015		4,206	16.23 to 12.33	74,512	2.05 to 1.00	1.60	-2.00 to -3.03
	2014		4,822	22.50 to 16.73	87,725	2.05 to 0.45	2.72	4.79 to 3.13

Lifestyle Aggressive Portfolio Series I (*)	2018		142	15.05 to 14.79	2,127	1.75 to 1.40	1.71	-10.12 to -10.44
	2017		136	16.75 to 16.51	2,270	1.75 to 1.40	1.34	20.10 to 19.68
	2016		206	13.94 to 13.80	2,852	1.75 to 1.40	2.49	8.03 to 7.65
	2015		122	12.91 to 12.82	1,566	1.75 to 1.40	2.49	-2.92 to -3.26
	2014		56	13.33 to 13.23	740	1.90 to 1.15	2.10	4.21 to 3.43

Lifestyle Aggressive Portfolio Series II (*)	2018		343	15.20 to 14.52	5,048	1.90 to 1.00	1.52	-9.96 to -10.77
	2017		332	16.88 to 16.28	5,455	1.90 to 1.00	1.49	20.36 to 19.28
	2016		325	14.03 to 13.65	4,472	1.90 to 1.00	1.57	8.26 to 7.29
	2015		322	12.96 to 12.72	4,109	1.90 to 1.00	1.65	-2.73 to -3.60
	2014		291	13.32 to 13.17	3,851	2.05 to 1.00	2.66	4.16 to 3.08

Lifestyle Balanced Portfolio Series I (*)	2018		1,518	14.68 to 13.88	21,831	1.90 to 0.80	2.32	-5.13 to -6.17
	2017		1,482	15.47 to 14.79	22,597	1.90 to 0.80	2.67	11.42 to 10.21
	2016		1,142	13.88 to 13.42	15,651	1.90 to 0.80	2.45	5.26 to 4.11
	2015		1,039	13.19 to 12.89	13,587	1.90 to 0.80	2.64	-0.75 to -1.83
	2014		815	13.29 to 13.13	10,783	1.90 to 0.80	3.78	5.11 to 3.96

Lifestyle Balanced Portfolio Series II (*)	2018		31,343	14.85 to 13.63	477,792	2.05 to 0.35	1.97	-4.96 to -6.57
	2017		35,280	15.63 to 14.58	575,485	2.05 to 0.35	1.99	11.77 to 9.89
	2016		36,267	13.98 to 13.27	536,198	2.05 to 0.35	2.13	5.52 to 3.74
	2015		34,915	13.25 to 12.79	501,437	2.05 to 0.35	2.25	-0.57 to -2.25
	2014		32,132	13.33 to 13.09	476,032	2.05 to 0.35	2.77	5.37 to 3.60

Lifestyle Conservative Portfolio Series I (*)	2018		632	13.94 to 13.18	8,598	1.90 to 0.80	2.50	-2.76 to -3.83
	2017		574	14.33 to 13.71	8,059	1.90 to 0.80	3.22	6.11 to 4.95
	2016		397	13.51 to 13.06	5,295	1.90 to 0.80	2.85	3.56 to 2.42
	2015		360	13.04 to 12.79	4,648	1.75 to 0.80	3.26	-0.63 to -1.57
	2014		301	13.13 to 12.97	3,921	1.90 to 0.80	5.50	4.70 to 3.56

Lifestyle Conservative Portfolio Series II (*)	2018		7,532	14.11 to 12.94	105,253	2.05 to 0.35	2.48	-2.51 to -4.16
	2017		6,606	14.47 to 13.51	96,082	2.05 to 0.35	2.22	6.37 to 4.58
	2016		7,345	13.61 to 12.91	101,444	2.05 to 0.35	2.35	3.81 to 2.06
	2015		7,130	13.11 to 12.65	96,548	2.05 to 0.35	2.60	-0.38 to -2.06
	2014		6,576	13.16 to 12.92	90,742	2.05 to 0.35	3.11	5.04 to 3.27

Lifestyle Growth Portfolio Series I (*)	2018		12,842	15.15 to 14.33	192,754	1.90 to 0.80	2.08	-6.87 to -7.89
	2017		13,985	16.27 to 15.56	225,786	1.90 to 0.80	3.78	15.21 to 13.96
	2016		5,512	14.12 to 13.65	77,271	1.90 to 0.80	3.92	6.38 to 5.21
	2015		1,892	13.27 to 12.98	24,955	1.90 to 0.80	2.32	-0.91 to -2.00
	2014		1,597	13.40 to 13.24	21,319	1.90 to 0.80	3.21	5.32 to 4.17

Lifestyle Growth Portfolio Series II (*)	2018		299,274	15.35 to 14.08	4,608,995 .	2.05 to 0.35	1.83	-6.64 to -8.22
	2017		340,524	16.44 to 15.34	5,694,619 .	2.05 to 0.35	3.06	15.49 to 13.55
	2016		157,663	14.23 to 13.51	2,337,397 .	2.05 to 0.35	2.54	6.64 to 4.85
	2015		95,432	13.35 to 12.89	1,376,978 .	2.05 to 0.35	2.06	-0.60 to -2.27
	2014		85,785	13.43 to 13.19	1,280,302 .	2.05 to 0.35	2.85	5.51 to 3.74

Lifestyle Growth Portfolio Series NAV (*)	2018		474	11.87 to 11.81	5,968	1.60 to 1.20	2.15	-7.20 to -7.57
	2017	(j)	509	12.79 to 12.78	6,909	1.60 to 1.20	10.66	2.33 to 2.26

Lifestyle Moderate Portfolio Series I (*)	2018		548	14.42 to 13.63	7,725	1.90 to 0.80	2.65	-4.35 to -5.40
	2017		518	15.07 to 14.41	7,686	1.90 to 0.80	2.39	9.55 to 8.36
	2016		473	13.76 to 13.30	6,422	1.90 to 0.80	2.75	4.66 to 3.51
	2015		367	13.15 to 12.85	4,780	1.90 to 0.80	2.87	-0.70 to -1.79
	2014		267	13.24 to 13.08	3,520	1.90 to 0.80	4.28	5.06 to 3.91

Lifestyle Moderate Portfolio Series II (*)	2018		9,928	14.61 to 13.41	148,770	2.05 to 0.35	2.04	-4.11 to -5.74
	2017		10,894	15.24 to 14.22	172,970	2.05 to 0.35	2.10	9.89 to 8.04
	2016		11,299	13.87 to 13.16	165,570	2.05 to 0.35	2.16	4.91 to 3.14
	2015		11,425	13.22 to 12.76	163,275	2.05 to 0.35	2.27	-0.45 to -2.13
	2014		10,888	13.28 to 13.04	159,488	2.05 to 0.35	2.86	5.24 to 3.47

Managed Volatility Aggressive Portfolio Series I (*)	2018		1,784	24.16 to 20.43	40,513	1.90 to 0.45	1.88	-8.87 to -10.19
	2017		2,163	26.51 to 22.75	54,573	1.90 to 0.45	1.65	22.27 to 20.52
	2016		2,558	21.68 to 18.88	53,179	1.90 to 0.45	1.55	1.50 to 0.04
	2015		2,986	21.36 to 18.87	61,877	1.90 to 0.45	1.82	-6.27 to -7.62
	2014		3,743	22.79 to 20.43	82,915	1.90 to 0.45	2.66	0.94 to -0.51

Managed Volatility Aggressive Portfolio Series II (*)	2018		2,910	25.39 to 16.48	63,255	2.05 to 1.00	1.71	-9.53 to -10.48
	2017		3,403	28.37 to 18.21	82,147	2.05 to 1.00	1.47	21.35 to 20.09
	2016		4,068	23.62 to 15.01	81,402	2.05 to 1.00	1.36	0.65 to -0.40
	2015		4,830	23.72 to 14.91	96,527	2.05 to 1.00	1.65	-6.99 to -7.96

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest(a)	Assets (000s)	Expense Ratio Highest to Lowest(b)	Investment Income Ratio(c)	Total Return Highest to Lowest(d)
Managed Volatility Aggressive Portfolio Series II (*)	2014	5,900	$26.12 to $25.77	$127,277	2.05% to 0.45%	2.39%	0.84% to -0.76%

Managed Volatility Balanced Portfolio Series I (*)	2018	17,257	29.38 to 21.21	370,157	1.90 to 0.45	2.19	-5.31 to -6.69
	2017	19,485	31.03 to 22.72	446,882	1.90 to 0.45	2.12	13.62 to 11.99
	2016	22,184	27.31 to 20.29	452,285	1.90 to 0.45	2.01	4.32 to 2.82
	2015	25,247	26.18 to 19.73	499,014	1.90 to 0.45	2.28	-2.69 to -4.09
	2014	28,772	26.90 to 20.58	591,421	1.90 to 0.45	2.68	3.82 to 2.33

Managed Volatility Balanced Portfolio Series II (*)	2018	239,171	22.34 to 17.69	4,704,815	2.05 to 0.35	2.01	-5.37 to -6.97
	2017	272,743	24.01 to 18.70	5,741,379	2.05 to 0.35	1.94	13.43 to 11.52
	2016	308,429	21.53 to 16.48	5,812,156	2.05 to 0.35	1.83	4.25 to 2.49
	2015	345,536	21.01 to 15.81	6,388,484	2.05 to 0.35	2.10	-2.73 to -4.37
	2014	393,696	16.76 to 16.26	7,664,452	2.10 to 0.35	2.50	3.67 to 1.87

Managed Volatility Conservative Portfolio Series I (*)	2018	4,417	30.63 to 20.02	94,415	1.90 to 0.45	2.47	-2.62 to -4.03
	2017	5,110	31.45 to 20.86	113,494	1.90 to 0.45	2.40	7.33 to 5.79
	2016	5,842	29.30 to 19.71	122,691	1.90 to 0.45	2.33	4.11 to 2.61
	2015	6,324	28.14 to 19.21	128,980	1.90 to 0.45	2.43	-0.40 to -1.84
	2014	7,240	28.26 to 19.57	150,458	1.90 to 0.45	2.61	4.54 to 3.04

Managed Volatility Conservative Portfolio Series II (*)	2018	48,164	17.82 to 14.93	865,542	2.10 to 0.35	2.29	-2.74 to -4.43
	2017	56,529	18.32 to 15.62	1,057,774	2.10 to 0.35	2.20	7.29 to 5.43
	2016	65,943	17.07 to 14.81	1,177,865	2.10 to 0.35	2.11	3.95 to 2.15
	2015	71,826	16.42 to 14.50	1,280,720	2.10 to 0.35	2.27	-0.50 to -2.23
	2014	81,392	16.51 to 14.83	1,507,982	2.10 to 0.35	2.41	4.47 to 2.66

Managed Volatility Growth Portfolio Series I (*)	2018	18,851	26.82 to 20.63	380,438	1.90 to 0.45	2.05	-6.97 to -8.31
	2017	21,052	28.83 to 22.50	461,475	1.90 to 0.45	1.93	18.06 to 16.37
	2016	23,895	24.42 to 19.33	448,830	1.90 to 0.45	1.80	2.87 to 1.39
	2015	26,636	23.73 to 19.07	493,044	1.90 to 0.45	2.08	-4.96 to -6.33
	2014	30,351	24.97 to 20.36	597,199	1.90 to 0.45	2.64	1.70 to 0.24

Managed Volatility Growth Portfolio Series II (*)	2018	339,906	17.80 to 17.33	6,715,509	2.10 to 0.35	1.85	-7.03 to -8.65
	2017	384,257	19.49 to 18.63	8,258,711	2.10 to 0.35	1.75	17.94 to 15.90
	2016	429,283	16.82 to 15.80	7,922,154	2.10 to 0.35	1.61	2.78 to 1.00
	2015	484,650	16.65 to 15.37	8,822,906	2.10 to 0.35	1.89	-5.15 to -6.79
	2014	555,247	17.86 to 16.21	10,822,611	2.10 to 0.35	2.44	1.68 to -0.08

Managed Volatility Growth Portfolio Series NAV (*)	2018	21	19.64 to 19.64	408	1.20 to 1.20	2.20	-7.68 to -7.68
	2017	22	21.27 to 21.27	463	1.20 to 1.20	2.08	17.30 to 17.30
	2016	23	18.14 to 18.14	415	1.20 to 1.20	1.68	2.15 to 2.15
	2015	36	17.75 to 17.75	648	1.20 to 1.20	2.25	-5.69 to -5.69
	2014	36	18.82 to 18.82	687	1.20 to 1.20	2.86	1.06 to 1.06

Managed Volatility Moderate Portfolio Series I (*)	2018	6,227	30.90 to 21.20	140,002	1.90 to 0.45	2.30	-4.42 to -5.80
	2017	7,152	32.33 to 22.51	170,589	1.90 to 0.45	2.23	11.38 to 9.78
	2016	8,026	29.03 to 20.50	173,313	1.90 to 0.45	2.08	4.82 to 3.31
	2015	8,859	27.69 to 19.84	185,318	1.90 to 0.45	2.38	-1.36 to -2.78
	2014	10,258	28.07 to 20.41	219,648	1.90 to 0.45	2.70	4.47 to 2.96

Managed Volatility Moderate Portfolio Series II (*)	2018	77,232	20.90 to 18.56	1,481,941	2.05 to 0.35	2.14	-4.46 to -6.08
	2017	88,427	22.25 to 19.42	1,798,772	2.05 to 0.35	2.04	11.26 to 9.39
	2016	100,351	20.34 to 17.46	1,869,034	2.05 to 0.35	1.89	4.75 to 2.99
	2015	110,160	19.75 to 16.67	2,024,903	2.05 to 0.35	2.18	-1.47 to -3.13
	2014	124,618	16.91 to 16.24	2,395,036	2.10 to 0.35	2.52	4.32 to 2.51

Mid Cap Index Trust Series I (*)	2018	2,156	46.42 to 34.17	76,810	1.90 to 0.45	1.08	-11.86 to -13.13
	2017	2,410	52.67 to 39.34	98,702	1.90 to 0.45	0.70	15.29 to 13.64
	2016	833	45.68 to 34.62	31,408	1.90 to 0.45	1.19	19.57 to 17.85
	2015	906	38.20 to 29.37	28,899	1.90 to 0.45	0.99	-3.03 to -4.43
	2014	970	39.40 to 30.73	32,306	1.90 to 0.45	0.95	8.85 to 7.29

Mid Cap Index Trust Series II (*)	2018	1,720	41.05 to 38.08	57,031	2.05 to 0.45	0.87	-12.06 to -13.46
	2017	2,048	46.68 to 44.01	78,243	2.05 to 0.45	0.29	14.99 to 13.17
	2016	1,726	40.59 to 38.89	58,289	2.05 to 0.45	0.99	19.38 to 17.49
	2015	1,870	34.00 to 33.10	53,499	2.05 to 0.45	0.79	-3.24 to -4.77
	2014	2,031	35.14 to 34.76	60,840	2.05 to 0.45	0.74	8.63 to 6.90

Mid Cap Stock Trust Series I (*)	2018	3,593	42.24 to 37.25	112,151	1.90 to 0.45	0.00	-2.00 to -3.42
	2017	4,140	43.10 to 38.57	133,041	1.90 to 0.45	0.00	27.96 to 26.13
	2016	4,809	33.68 to 30.58	121,359	1.90 to 0.45	0.00	0.14 to -1.30
	2015	5,402	33.64 to 30.98	137,975	1.90 to 0.45	0.00	2.53 to 1.06
	2014	6,125	32.80 to 30.66	153,599	1.90 to 0.45	0.10	7.53 to 5.98

Mid Cap Stock Trust Series II (*)	2018	1,679	41.81 to 23.09	63,587	2.05 to 1.00	0.00	-2.69 to -3.72
	2017	1,857	43.43 to 23.73	72,596	2.05 to 1.00	0.00	26.99 to 25.67
	2016	2,116	34.56 to 18.69	65,594	2.05 to 1.00	0.00	-0.59 to -1.63
	2015	2,503	35.13 to 18.80	78,719	2.05 to 1.00	0.00	1.73 to 0.66

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

7.	Unit Values — (continued)

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest(a)	Assets (000s)	Expense Ratio Highest to Lowest(b)	Investment Income Ratio(c)	Total Return Highest to Lowest(d)
Mid Cap Stock Trust Series II (*)	2014		2,735	$38.22 to $34.90	$85,015	2.05% to 0.45%	0.00	7.34% to 5.63%

Mid Value Trust Series I (*)	2018		1,332	35.77 to 28.47	40,685	1.90 to 0.80	0.75	-11.56 to -12.53
	2017		1,541	40.44 to 32.55	53,462	1.90 to 0.80	0.96	10.55 to 9.34
	2016		1,772	36.58 to 29.77	55,945	1.90 to 0.80	1.13	23.03 to 21.69
	2015		1,952	29.73 to 24.46	50,465	1.90 to 0.80	1.07	-4.20 to -5.25
	2014		2,273	29.71 to 25.82	61,677	1.90 to 0.45	0.71	10.11 to 8.52

Mid Value Trust Series II (*)	2018		1,448	27.39 to 13.09	41,931	2.05 to 1.00	0.56	-11.82 to -12.74
	2017		1,623	31.39 to 14.84	53,486	2.05 to 1.00	0.75	10.10 to 8.96
	2016		1,917	28.81 to 13.48	58,010	2.05 to 1.00	0.94	21.26 to 7.83
	2015		2,069	25.46 to 23.76	51,504	2.05 to 1.40	0.84	-4.98 to -5.60
	2014		2,516	29.38 to 25.16	65,970	2.05 to 0.45	0.51	9.90 to 8.15

Money Market Trust Series I (*)	2018		1,993	16.08 to 10.88	28,845	1.90 to 0.45	1.52	1.09 to -0.38
	2017		2,435	15.90 to 10.92	34,960	1.90 to 0.45	0.58	0.14 to -1.30
	2016		3,042	15.88 to 11.06	43,632	1.90 to 0.45	0.07	-0.38 to -1.81
	2015		3,751	15.94 to 11.26	55,030	1.90 to 0.45	0.00	-0.45 to -1.88
	2014		4,544	16.01 to 11.36	67,226	2.10 to 0.45	0.00	-0.45 to -2.08

Money Market Trust Series II (*)	2018		11,460	12.36 to 10.54	130,219	2.05 to 0.35	1.31	0.98 to -0.73
	2017		14,059	12.24 to 10.62	160,059	2.05 to 0.35	0.38	0.04 to -1.64
	2016		17,027	12.24 to 10.80	195,792	2.05 to 0.35	0.00	-0.35 to -2.03
	2015		20,096	12.28 to 11.02	234,593	2.05 to 0.35	0.00	-0.35 to -2.03
	2014		24,581	12.32 to 11.25	291,292	2.05 to 0.35	0.00	-0.35 to -2.03

Money-Market Trust Series NAV (*)	2018		406	12.32 to 12.11	4,998	2.05 to 1.40	1.57	0.17 to -0.48
	2017		503	12.30 to 12.17	6,185	2.05 to 1.40	0.63	-0.75 to -1.40
	2016		612	12.40 to 12.34	7,595	2.05 to 1.40	0.15	-0.83 to -1.26

Mutual Shares Trust Series I (*)	2018		7,754	18.75 to 17.28	143,606	1.55 to 0.80	1.30	-9.69 to -10.37
	2017		8,335	20.76 to 19.28	171,128	1.55 to 0.80	5.64	7.46 to 6.66
	2016		8,991	19.32 to 18.08	171,995	1.55 to 0.80	6.47	15.78 to 14.91
	2015		10,364	16.69 to 15.73	171,427	1.55 to 0.80	2.03	-5.44 to -6.15
	2014		11,388	17.65 to 16.76	199,494	1.55 to 0.80	3.14	6.43 to 5.64

PIMCO All Asset	2018		412	22.84 to 18.06	8,030	2.05 to 0.45	2.70	-6.02 to -7.52
	2017		569	24.30 to 19.53	11,929	2.05 to 0.45	4.21	12.68 to 10.90
	2016		665	21.57 to 17.61	12,494	2.05 to 0.45	2.18	12.08 to 10.30
	2015		819	19.24 to 15.97	13,886	2.05 to 0.45	2.75	-9.72 to -11.16
	2014		1,118	21.32 to 17.97	21,235	2.05 to 0.45	4.60	-0.21 to -1.80

Real Estate Securities Trust Series I (*)	2018		535	53.67 to 42.70	26,940	1.90 to 0.45	1.64	-3.90 to -5.29
	2017		637	55.85 to 45.09	33,691	1.90 to 0.45	0.50	5.76 to 4.24
	2016		753	52.80 to 43.25	37,894	1.90 to 0.45	3.29	6.44 to 4.91
	2015		837	49.61 to 41.23	40,017	1.90 to 0.45	1.78	2.21 to 0.74
	2014		1,045	48.53 to 40.92	49,463	1.90 to 0.45	1.63	31.14 to 29.25

Real Estate Securities Trust Series II (*)	2018		804	49.88 to 37.33	30,200	2.05 to 0.45	1.62	-4.08 to -5.61
	2017		967	52.00 to 39.55	38,440	2.05 to 0.45	0.35	5.58 to 3.91
	2016		1,160	49.25 to 38.06	43,998	2.05 to 0.45	3.06	6.21 to 4.53
	2015		1,294	46.37 to 36.41	46,932	2.05 to 0.45	1.58	2.00 to 0.39
	2014		1,575	45.46 to 36.27	57,638	2.05 to 0.45	1.40	30.93 to 28.86

Science & Technology Trust Series I (*)	2018		2,511	38.37 to 26.33	85,293	1.90 to 0.45	0.00	-1.06 to -2.49
	2017		2,859	38.78 to 27.00	98,953	1.90 to 0.45	0.05	40.50 to 38.48
	2016		3,224	27.60 to 19.50	79,957	1.90 to 0.45	0.00	7.90 to 6.35
	2015		3,699	25.58 to 18.33	85,966	1.90 to 0.45	0.00	6.21 to 4.68
	2014		4,178	24.08 to 17.51	92,553	1.90 to 0.45	0.00	12.39 to 10.77

Science & Technology Trust Series II (*)	2018		1,081	45.76 to 31.15	42,537	2.05 to 1.00	0.00	-1.78 to -2.81
	2017		1,105	47.08 to 31.72	44,570	2.05 to 1.00	0.00	39.42 to 37.97
	2016		1,227	34.12 to 22.75	35,527	2.05 to 1.00	0.00	7.08 to 5.96
	2015		1,410	32.20 to 21.25	38,509	2.05 to 1.00	0.00	5.43 to 4.33
	2014		1,615	31.94 to 30.87	42,084	2.05 to 0.45	0.00	12.19 to 10.41

Select Bond Trust Series I (*)	2018	(f)	11,695	14.04 to 13.30	162,858	1.55 to 0.80	2.75	-1.23 to -1.97
	2017		13,425	14.21 to 13.57	189,486	1.55 to 0.80	2.73	2.85 to 2.08
	2016		13,920	13.82 to 13.29	191,260	1.55 to 0.80	2.86	2.24 to 1.48
	2015		14,570	13.52 to 13.10	196,023	1.55 to 0.80	2.77	-0.55 to -1.30
	2014		16,632	13.59 to 13.27	225,311	1.55 to 0.80	2.53	4.69 to 3.91

Select Bond Trust Series II (*)	2018	(g)	35,086	12.84 to 12.65	455,780	2.05 to 0.80	2.59	-1.43 to -2.66
	2017		32,360	13.03 to 13.00	428,602	2.05 to 0.80	2.54	2.64 to 1.37
	2016		34,035	12.82 to 12.69	442,267	2.05 to 0.80	2.61	2.03 to 0.77
	2015		34,819	12.73 to 12.44	446,363	2.05 to 0.80	2.65	-0.75 to -1.99
	2014		37,161	13.66 to 12.98	484,137	2.05 to 0.45	2.34	4.93 to 3.26

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

7.	Unit Values — (continued)

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest(a)	Assets (000s)	Expense Ratio Highest to Lowest(b)	Investment Income Ratio(c)	Total Return Highest to Lowest(d)
Short Term Government Income Trust Series I (*)	2018		2,049	$13.11 to $11.56	$24,777	1.90% to 0.45%	2.07%	0.38% to -1.07%
	2017		2,229	13.06 to 11.68	27,106	1.90 to 0.45	1.39	0.12 to -1.32
	2016		2,450	13.04 to 11.84	30,066	1.90 to 0.45	1.54	0.12 to -1.32
	2015		2,697	13.03 to 12.00	33,354	1.90 to 0.45	1.70	0.19 to -1.25
	2014		3,108	13.00 to 12.15	38,733	1.90 to 0.45	1.96	0.69 to -0.76

Short Term Government Income Trust Series II (*)	2018		1,871	11.95 to 11.21	21,847	2.05 to 1.00	1.78	-0.37 to -1.42
	2017		1,988	11.99 to 11.38	23,433	2.05 to 1.00	1.14	-0.63 to -1.66
	2016		2,420	12.07 to 11.57	28,883	2.05 to 1.00	1.39	-0.55 to -1.59
	2015		2,504	12.13 to 11.75	30,243	2.05 to 1.00	1.56	-0.64 to -1.68
	2014		2,754	12.88 to 11.96	33,680	2.05 to 0.45	1.73	0.49 to -1.10

Small Cap Index Trust Series I (*)	2018		394	29.29 to 28.79	11,426	1.90 to 1.40	0.94	-12.66 to -13.10
	2017		419	33.54 to 33.14	13,903	1.90 to 1.40	0.43	12.80 to 12.24
	2016		468	29.73 to 29.52	13,815	1.90 to 1.40	1.15	19.29 to 18.70
	2015		478	24.92 to 24.87	11,851	1.90 to 1.40	0.97	-5.90 to -6.37
	2014		556	30.45 to 26.56	14,673	1.90 to 0.45	0.90	4.12 to 2.62

Small Cap Index Trust Series II (*)	2018		939	35.13 to 33.36	27,410	2.05 to 0.45	0.71	-11.95 to -13.36
	2017		1,077	39.90 to 38.50	36,107	2.05 to 0.45	0.24	13.67 to 11.87
	2016		1,276	35.10 to 34.42	38,444	2.05 to 0.45	0.95	20.16 to 18.26
	2015		1,360	29.21 to 29.10	34,539	2.05 to 0.45	0.77	-5.22 to -6.73
	2014		1,645	31.20 to 30.82	44,641	2.05 to 0.45	0.68	3.94 to 2.29

Small Cap Opportunities Trust Series I (*)	2018		875	39.72 to 31.65	29,574	1.90 to 0.45	0.41	-14.23 to -15.48
	2017		975	46.32 to 37.44	38,837	1.90 to 0.45	0.41	10.58 to 8.99
	2016		1,113	41.89 to 34.36	40,503	1.90 to 0.45	0.46	18.93 to 17.22
	2015		1,308	35.22 to 29.31	40,448	1.90 to 0.45	0.07	-5.59 to -6.95
	2014		1,508	37.30 to 31.50	49,883	1.90 to 0.45	0.05	1.92 to 0.46

Small Cap Opportunities Trust Series II (*)	2018		754	30.08 to 18.65	23,803	2.05 to 1.00	0.23	-14.88 to -15.78
	2017		854	35.72 to 21.91	31,838	2.05 to 1.00	0.23	9.76 to 8.62
	2016		941	32.88 to 19.96	32,081	2.05 to 1.00	0.26	18.06 to 16.83
	2015		1,126	28.15 to 16.91	32,505	2.05 to 1.00	0.00	-6.28 to -7.26
	2014		1,273	36.58 to 30.35	39,455	2.05 to 0.45	0.00	1.67 to 0.06

Small Cap Stock Trust Series I (*)	2018	(h)	27	23.64 to 21.78	637	1.55 to 0.80	0.00	-5.95 to -6.66
	2017		29	25.13 to 23.34	718	1.55 to 0.80	0.00	25.46 to 24.53
	2016		36	20.03 to 18.74	712	1.55 to 0.80	0.00	1.48 to 0.72
	2015		31	19.74 to 18.61	616	1.55 to 0.80	0.00	-9.58 to -10.26
	2014		31	21.83 to 20.73	682	1.55 to 0.80	0.00	6.71 to 5.92

Small Cap Stock Trust Series II (*)	2018	(i)	866	35.28 to 28.34	25,610	2.05 to 0.45	0.00	-5.87 to -7.37
	2017		887	37.48 to 30.60	28,001	2.05 to 0.45	0.00	25.71 to 23.72
	2016		999	29.81 to 24.73	25,360	2.05 to 0.45	0.00	1.68 to 0.07
	2015		1,168	29.32 to 24.72	29,370	2.05 to 0.45	0.00	-9.46 to -10.90
	2014		1,129	32.38 to 27.74	31,258	2.05 to 0.45	0.00	6.86 to 5.16

Small Cap Value Trust Series I (*)	2018		23	26.86 to 24.76	617	1.55 to 0.80	0.68	-13.20 to -13.85
	2017		24	30.95 to 28.74	727	1.55 to 0.80	0.93	2.91 to 2.14
	2016		26	30.08 to 28.14	761	1.55 to 0.80	0.70	21.69 to 20.79
	2015		29	24.71 to 23.29	699	1.55 to 0.80	0.46	-2.14 to -2.88
	2014		30	25.26 to 23.98	743	1.55 to 0.80	0.65	6.32 to 5.53

Small Cap Value Trust Series II (*)	2018		825	26.98 to 18.82	22,710	2.05 to 1.00	0.45	-13.53 to -14.44
	2017		1,004	31.53 to 21.76	32,188	2.05 to 1.00	0.72	2.47 to 1.40
	2016		1,187	31.10 to 21.24	37,335	2.05 to 1.00	0.49	21.23 to 19.97
	2015		1,254	25.92 to 17.52	32,752	2.05 to 1.00	0.24	-2.55 to -3.57
	2014		1,439	31.38 to 26.88	38,878	2.05 to 0.45	0.41	6.48 to 4.79

Small Company Value Trust Series I (*)	2018		840	41.15 to 36.46	34,015	1.90 to 1.40	0.36	-14.16 to -14.59
	2017		969	47.94 to 42.69	45,720	1.90 to 1.40	0.23	9.95 to 9.40
	2016		1,134	43.61 to 39.02	48,702	1.90 to 1.40	0.77	30.48 to 29.83
	2015		1,276	33.42 to 30.06	42,043	1.90 to 1.40	1.30	-6.91 to -7.38
	2014		1,448	40.46 to 32.45	51,324	1.90 to 0.45	0.03	-0.34 to -1.78

Small Company Value Trust Series II (*)	2018		1,082	34.63 to 19.23	34,596	2.05 to 1.00	0.17	-13.96 to -14.87
	2017		1,224	40.68 to 22.35	45,916	2.05 to 1.00	0.21	10.15 to 9.01
	2016		1,433	37.32 to 20.29	49,189	2.05 to 1.00	0.58	30.73 to 29.37
	2015		1,591	28.85 to 15.52	41,844	2.05 to 1.00	0.94	-6.73 to -7.70
	2014		1,803	33.40 to 31.25	51,136	2.05 to 0.45	0.00	-0.57 to -2.15

Strategic Income Opportunities Trust Series I (*)	2018		1,319	25.45 to 20.58	28,929	1.90 to 0.45	3.60	-5.46 to -6.83
	2017		1,590	26.92 to 22.08	37,169	1.90 to 0.45	3.10	5.12 to 3.61
	2016		1,725	25.61 to 21.32	38,766	1.90 to 0.45	2.35	4.65 to 3.14
	2015		1,924	24.47 to 20.67	41,768	1.90 to 0.45	2.38	0.76 to -0.69
	2014		2,159	24.29 to 20.81	47,034	1.90 to 0.45	4.29	4.59 to 3.08

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest(a)	Assets (000s)	Expense Ratio Highest to Lowest(b)	Investment Income Ratio(c)	Total Return Highest to Lowest(d)
Strategic Income Opportunities Trust Series II (*)	2018	1,489	$19.80 to $13.65	$30,584	2.05% to 1.00%	3.43%	-6.23% to -7.22%
	2017	1,748	21.34 to 14.56	38,635	2.05 to 1.00	2.91	4.32 to 3.24
	2016	1,846	20.67 to 13.96	39,250	2.05 to 1.00	2.14	3.94 to 2.85
	2015	2,111	20.09 to 13.43	43,541	2.05 to 1.00	2.20	0.01 to -1.04
	2014	2,351	24.08 to 20.31	48,604	2.05 to 0.45	4.00	4.37 to 2.71

Total Bond Market Series Trust NAV (*)	2018	6,904	13.03 to 12.44	89,339	1.55 to 0.80	2.67	-1.04 to -1.79
	2017	8,001	13.17 to 12.67	104,753	1.55 to 0.80	2.81	2.52 to 1.75
	2016	8,492	12.84 to 12.45	108,577	1.55 to 0.80	2.63	1.63 to 0.87
	2015	8,801	12.64 to 12.34	110,833	1.55 to 0.80	2.65	-0.50 to -1.24
	2014	9,896	12.70 to 12.49	125,389	1.55 to 0.80	3.14	5.21 to 4.43

Total Bond Market Trust Series II (*)	2018	4,408	13.11 to 11.84	54,255	2.10 to 0.45	2.34	-0.94 to -2.57
	2017	4,595	12.82 to 12.16	57,667	2.10 to 1.00	2.50	2.06 to 0.94
	2016	5,640	12.56 to 12.04	69,701	2.10 to 1.00	2.39	1.17 to 0.06
	2015	5,155	12.42 to 12.05	63,180	2.05 to 1.00	2.65	-0.94 to -1.98
	2014	5,061	12.73 to 12.28	62,954	2.10 to 0.45	2.98	5.42 to 3.69

Total Stock Market Index Trust Series I (*)	2018	1,668	27.95 to 26.15	39,008	1.90 to 0.45	1.15	-6.13 to -7.49
	2017	1,892	29.78 to 28.26	47,614	1.90 to 0.45	1.72	20.05 to 18.33
	2016	501	23.89 to 21.17	10,728	1.90 to 1.40	1.43	10.82 to 10.27
	2015	550	21.66 to 19.10	10,649	1.90 to 1.40	1.10	-2.02 to -2.51
	2014	888	22.41 to 22.22	17,375	1.90 to 0.45	1.23	10.97 to 9.37

Total Stock Market Index Trust Series II (*)	2018	1,098	32.15 to 14.61	32,265	2.05 to 1.00	0.95	-6.86 to -7.84
	2017	1,220	34.89 to 15.68	38,772	2.05 to 1.00	1.19	19.13 to 17.89
	2016	1,153	29.59 to 13.16	31,020	2.05 to 1.00	1.25	9.88 to 5.30
	2015	1,236	26.93 to 25.22	30,186	2.05 to 1.40	1.09	-2.21 to -2.85
	2014	1,407	29.08 to 27.72	35,266	2.05 to 0.45	0.98	10.80 to 9.04

Ultra Short Term Bond Trust Series I (*)	2018	860	12.07 to 11.34	10,300	1.55 to 0.80	2.06	0.59 to -0.17
	2017	728	12.00 to 11.35	8,671	1.55 to 0.80	1.65	-0.14 to -0.89
	2016	906	12.02 to 11.46	10,817	1.55 to 0.80	1.65	-0.28 to -1.02
	2015	771	12.05 to 11.57	9,255	1.55 to 0.80	1.36	-0.83 to -1.57
	2014	728	12.15 to 11.76	8,810	1.55 to 0.80	1.38	-0.82 to -1.56

Ultra Short Term Bond Trust Series II (*)	2018	15,671	12.31 to 10.63	176,623	2.10 to 0.35	1.53	0.84 to -0.92
	2017	16,588	12.21 to 10.73	187,373	2.10 to 0.35	1.34	0.11 to -1.62
	2016	21,661	12.20 to 10.90	246,916	2.10 to 0.35	1.36	-0.03 to -1.76
	2015	19,420	12.20 to 11.10	223,573	2.10 to 0.35	1.26	-0.50 to -2.23
	2014	17,287	12.26 to 11.35	201,813	2.10 to 0.35	1.32	-0.65 to -2.38

Utilities Trust Series I (*)	2018	372	33.68 to 32.01	11,849	1.90 to 1.40	3.21	-0.53 to -1.03
	2017	431	34.03 to 32.18	13,785	1.90 to 1.40	2.35	13.15 to 12.59
	2016	467	30.22 to 28.44	13,189	1.90 to 1.40	4.46	9.81 to 9.26
	2015	542	27.66 to 25.90	13,965	1.90 to 1.40	2.93	-15.95 to -16.37
	2014	650	35.09 to 33.07	19,899	1.90 to 0.45	2.93	12.08 to 10.47

Utilities Trust Series II (*)	2018	231	45.73 to 13.88	10,500	2.05 to 1.00	3.13	-0.31 to -1.36
	2017	257	46.36 to 13.93	11,547	2.05 to 1.00	2.22	13.38 to 12.20
	2016	280	43.15 to 41.32	11,508	2.05 to 1.40	4.31	9.62 to 8.91
	2015	330	39.36 to 37.94	12,387	2.05 to 1.40	2.69	-16.20 to -16.74
	2014	419	52.96 to 45.57	18,763	2.05 to 0.45	2.72	11.91 to 10.13

Value Opportunities	2018	40	117.04 to 33.11	2,680	1.80 to 1.40	1.11	-7.84 to -8.21
	2017	42	126.98 to 36.07	3,120	1.80 to 1.40	0.71	12.27 to 11.83
	2016	53	113.10 to 32.25	3,310	1.80 to 1.40	0.10	21.74 to 21.25
	2015	63	92.91 to 26.60	3,114	1.80 to 1.40	0.09	-8.06 to -8.43
	2014	72	101.05 to 25.81	3,764	1.90 to 1.40	0.06	3.60 to 3.09

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

7.	Unit Values — (continued)

(*)	Sub-account that invests in affiliated Trust.

(a)

As the unit fair value is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b)

These ratios represent the annualized contract expenses of the separate account, consisting primarily of the items known as “Revenue from underlying fund (12b-1, STA, Other)” and “Revenue from Sub-account” (formerly referred to as the administrative maintenance charges and sales and service fees (AMC and SSF)). The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to unitholder accounts through the redemption of units and expenses of the underlying fund are excluded.

(c)

These ratios represent the distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.

(d)

These ratios, represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(e)	Reflects the period from commencement of operations on October 27, 2017 through December 31, 2017.

(f)	Renamed on April 30, 2018. Previously known as Bond Trust Series I.

(g)	Renamed on April 30, 2018. Previously known as Bond Trust Series II.

(h)	Renamed on April 30, 2018. Previously known as Small Cap Growth Trust Series I.

(i)	Renamed on April 30, 2018. Previously known as Small Cap Growth Trust Series II.

(j)	Sub-account available in prior year but no activity.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

8.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code (“the Code”). Under the provisions of Section 817(h) of the Code, a Contract will not be treated as a variable annuity contract for federal tax purposes for any period for which the investments of the Account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirement set forth in regulations issued by the Secretary of the Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and the Account will continue to meet such requirements.

9.	Contract Charges

The expense ratio represents the contract expenses of the Account for the period indicated and includes only those expenses that are charged through a reduction of the unit value. Included in this category are mortality and expense charges, and the cost of any riders the policy holder has elected. These fees range between 0.35% and 2.10% of net assets of the sub-account depending on the type of contract. In addition, annual contract charges of up to $30 per policy are made through redemption of units.

PART C OTHER INFORMATION

Guide to Name Changes and Successions:

NAME CHANGES

Date of Change	Old Name	New Name
October 1, 1997	NASL Variable Account	The Manufacturers Life Insurance Company of North America Separate Account A

October 1, 1997	North American Security Life Insurance Company	The Manufacturers Life Insurance Company of North America

November 1, 1997	NAWL Holding Co., Inc.	Manulife-Wood Logan Holding Co., Inc.

September 24, 1999	Wood Logan Associates, Inc.	Manulife Wood Logan, Inc

January 1, 2005	The Manufacturers Life Insurance Company (U.S.A.) Separate Account A	John Hancock Life Insurance Company (U.S.A.) Separate Account A

January 1, 2005	The Manufacturers Life Insurance Company (U.S.A.)	John Hancock Life Insurance Company (U.S.A.)

January 1, 2005	Manulife Financial Securities LLC	John Hancock Distributors LLC

January 1, 2005	Manufacturers Securities Services LLC	John Hancock Investment Management Services LLC

On September 30, 1997, Manufacturers Securities Services, LLC succeeded to the business of NASL Financial Services, Inc.

The following changes became effective January 1, 2002: (a) The Manufacturers Life Insurance Company of North America (“Manulife North America”) merged into The Manufacturers Life Insurance Company (U.S.A.) with the latter becoming the owner of all of Manulife North America’s assets; (b) Manulife Financial Securities LLC became the successor broker-dealer to Manufacturers Securities Services, LLC.

* * * * *

Item 24. Financial Statements and Exhibits

(a)	Financial Statements

(1)	Financial Statements of the Registrant, John Hancock Life Insurance Company (U.S.A.) Separate Account H. [FILED HEREWITH]

(2)	Financial Statements of the Depositor, John Hancock Life Insurance Company (U.S.A.). [FILED HEREWITH]

(b)	Exhibits

(1)	(i)	Resolution of the Board of Directors of Manufacturers Life Insurance Company (U.S.A.) establishing The Manufacturers Life Insurance Company Separate Account H — Incorporated by reference to Exhibit (1)(i) to Pre-Effective Amendment no. 1 to registration statement, file number 333-70728, filed January 2, 2002 (the “Pre-Effective Amendment”)

(2)		Agreements for custody of securities and similar investments — Not Applicable.

(3)	(i)	Underwriting Agreement dated August 10, 1995 — Incorporated by referenced to Exhibit (b) (3) (i) to Form N-4, file number 033-76162, filed February 25, 1998.

	(ii)	Distribution and Servicing Agreement dated February 17, 2009, incorporated by reference to Exhibit 24 (b) (3) (ii) to Post-Effective amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009.

	(iii)	General Agent and Broker Dealer Selling Agreement, incorporated by reference to Exhibit 24 (b) (3) (iii) to Post-Effective Amendment No. 31 to Registration Statement, File NO. 333-70728, filed on April 30, 2009.

(4)	(a)	(i)	Form of Specimen Flexible Payment Deferred Variable Annuity Contract, Non-Participating (VENTURE-EJO.11) — Incorporated by reference to Exhibit 24(b)(4)(a)(i) to Form N-4, File No. 333-176431 filed on August 22, 2011.

		(ii)	Form of Specifications Page (SP.VEN-EJO.11) — Incorporated by reference to Exhibit 24(b)(4)(a)(ii) to Form N-4, File No. 333-176431 filed on August 22, 2011.

	(b)	(i)	Form of Specimen Income Plus for Life Rider (BR003Q11) — Incorporated by reference to Exhibit 24(b)(4)(b)(i) to Form N-4, File No. 333-176431 filed on August 22, 2011.

		(ii)	Form of Specimen Income Plus for Life Rider (BR003NQ.11) — Incorporated by reference to Exhibit 24(b)(4)(ii) to Form N-4, File No. 333-176431 filed on August 22, 2011.

		(iii)	Form of Specimen Income Plus for Life — Joint Life Rider (BR004NQ.11) — Incorporated by reference to Exhibit 24(b)(4)(b)(iii) to Form N-4, File No. 333-176431 filed on August 22, 2011.

		(iv)	Form of Specimen Income Plus for Life — Joint Life Rider (BR004Q.11) — Incorporated by reference to Exhibit 24(b)(4)(b)(iv) to Form N-4, File No. 333-176431 filed on August 22, 2011.

		(v)	Form of Specimen Annual Step Death Benefit Rider (BR010R.11), incorporated by reference to Exhibit 24 (b) (4) (b) to Pre-Effective Amendment No. 1 to Registration Statement, File No. 333-172473, filed on February 28, 2011.

	(c)	(i)	Form of Endorsement for Section 401a Plans (ICC11-END401A.11), incorporated by reference to Exhibit 24 (b) (4) (c) (iii) to Registration Statement, File No. 333-172473, filed on February 28, 2011.

		(ii)	Form of Endorsement for IRAs (ICC11-ENDIRA.11), incorporated by reference to Exhibit 24 (b) (4) (c) (iv) to Registration Statement, File No. 333-172473, filed on February 28, 2011.

		(iii)	Form of Endorsement for Roth IRAs (ICC11-ENDROTH.11), incorporated by reference to Exhibit 24 (b) (4) (c) (v) to Registration Statement, File No. 333-172473, filed on February 28, 2011.

		(iv)	Form of Endorsement for SIMPLE IRAs (ICC11-ENDSIMPLE.11), incorporated by reference to Exhibit 24 (b) (4) (c) (vi) to Registration Statement, File No. 333-172473, filed on February 28, 2011.

		(v)	Form of Dollar Cost Averaging (DCA) Endorsement (ICC11-END002.11) — Incorporated by reference to Exhibit 24(b)(4)(c)(v) to Form N-4, File No. 333-176431 filed on August 22, 2011.

(5)	(a)	Form of Specimen Application for Annuity Contract (ICC11-STPAPP.11), incorporated by reference to Exhibit 24(b)(5) to this Registration Statement, filed on November 21, 2011.

(6)	(i)	Restated Articles of Redomestication of The Manufacturers Life Insurance Company (U.S.A.) — Incorporated by reference to Exhibit A(6) to the Registration Statement on Form S-6, File No. 333-41814, filed on July 20, 2000.

	(ii)		Certificate of Amendment to Certificate of Incorporation of the Company, Name Change July 1984, incorporated by reference to Exhibit (3)(i)(a) to Form 10Q of The Manufacturers Life Insurance Company of North America, filed on November 14, 1997.

	(iii)		Certificate of Amendment to Certificate of Incorporation of the Company changing its name to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005, incorporated by reference to Exhibit (b)(6)(iii) to Post-Effective Amendment No. 20 to Registration Statement, File No. 333-70728, filed on May 1, 2007.

	(iv)		By-laws of The Manufacturers Life Insurance Company (U.S.A.) — Incorporated by reference to Exhibit A(6)(b) to the registration statement on Form S-6 filed July 20, 2000 (File No. 333-41814).

	(v)		Amendment to By-Laws reflecting the Company’s name change to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005, incorporated by reference to Exhibit (b)(6)(v) to Post-Effective Amendment No. 20 to Registration Statement, File No. 333-70728, filed on May 1, 2007.

	(vi)		Amended and Restated By-Laws of John Hancock Life Insurance Company (U.S.A.) effective June 15, 2010, incorporated by reference to Exhibit 24 (b) (6) (vi) to Post-Effective Amendment No. 35 to Registration Statement, File No. 333-70728, filed on November 8, 2010.

	(vii)		Amended and Restated Articles of Redomestication and Articles of Incorporation of John Hancock Life Insurance Company (U.S.A.) effective July 26, 2010, incorporated by reference to Exhibit 24 (b) (6) (vii) Post-Effective Amendment No. 35 to Registration Statement, File No. 333-70728, filed on November 8, 2010.

	(viii)		Amended and Restated By-Laws of John Hancock Life Insurance Company (U.S.A.) dated October 23, 2012, incorporated by reference to Exhibit 24(b)(6)(viii) to Post-Effective Amendment No. 6 to Registration Statement File No. 333-162245, filed January 18, 2013.

(7)	Amended and Restated Reinsurance Agreement between John Hancock Life Insurance Company (U.S.A.) and Manulife Reinsurance (Bermuda) Limited, effective October 1, 2008, incorporated by reference to Exhibit 24(b)(7)(f) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on April 3, 2019.]

(8)	Other material contracts not made in the ordinary course of business which are to be performed in whole or in part on or after the date the registration statement is filed:

	(a)	(i)	CSC Customer Agreement dated June 30, 2004, incorporated by reference to Exhibit 24(b)(8)(a)(i) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed on April 1, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on March 29, 2019.]

		(ii)	Addendum No. 2 to the Remote Service Exhibit Number 1 dated July 1, 2006 with CSC, incorporated by reference to Exhibit 24(b)(8)a)(ii) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed on April 1, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on March 29, 2019.]

	(b)	(i)	Merger Agreement with The Manufacturers Life Insurance Company (U.S.A.) and The Manufacturers Life Insurance Company of North America, incorporated by reference to Exhibit 24(b)(8)(b)(i) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed on April 1, 2009.

	(c)	(i)	Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company and John Hancock Trust dated April 20, 2005, incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement, File No. 333-126668, filed on October 12, 2005.

(ii)

Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007, incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement, File No. 333-85284, filed on April 30, 2007.

(iii)

Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007. Incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement, File No. 333-85284 filed in April, 2007.

(9)

Opinion of Counsel and consent to its use as to the legality of the securities being registered — Incorporated by reference to Exhibit 24(b)(9) to Form N-4, File No. 333-176431 filed on August 22, 2011.

(10)	Written consent of Ernst & Young LLP, independent registered public accounting firm. [FILED HEREWITH]

(11)	All financial statements omitted from Item 23, Financial Statements—Not Applicable.

(12)	Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter or initial contract owners — Not Applicable.

(13)

(a) Powers of Attorney for Thomas Borshoff, James R. Boyle, Steven Finch, Ruth Ann Fleming, James D. Gallagher, Scott S. Hartz, Rex Schlaybaugh, Jr., and John G. Vrysen — Incorporated by reference to Exhibit 24(b)(13) to Form N-4, File No. 333-176431 filed on August 22, 2011.

(b)	Power of Attorney for Paul M. Connolly, incorporated by reference to Exhibit 24(b)(13)(b) to Form N-4, File No. 333-176431 filed on November 21, 2011.

(c)	Power of Attorney for Marianne Harrison, incorporated by reference to Exhibit 24(b)(13)(c) to this Registration Statement, File No. 333-176431 filed on April 25, 2012.

(d)	Power of Attorney for Craig Bromley, incorporated by reference to Exhibit 24(b)(13)(d) to this Registration Statement, File No. 333-176431, filed on April 26, 2013.

(e)	Power of Attorney for Michael Doughty, incorporated by reference to Exhibit 24(b)(13)(e) to this Registration Statement, File No. 333-176431, filed on April 28, 2014.

(f)	Power of Attorney for Linda A. Davis Watters, incorporated by reference to Exhibit 24(b)(13)(f) to this Registration Statement, File No. 333-176431, filed on April 28, 2017.

(g)

Power of Attorney for Marianne Harrison, incorporated by reference to Exhibit 24(b)(13)(g) to Post-Effective Amendment No. 8 to this Registration Statement, file No. 333-176431, filed on April 27, 2018.

(h)	Power of Attorney for Brooks Tingle. [FILED HEREWITH]

Item 25. Directors and Officers of the Depositor.

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

EFFECTIVE AS OF APRIL 8, 2019

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION WITH DEPOSITOR
Marianne Harrison 200 Berkeley Street Boston, MA 02116..........................................................................	Chair, President & Chief Executive Officer

Paul M. Connolly 75 Indian Spring Road Milton, MA 02186..........................................................................	Director

James D. Gallagher 200 Berkeley Street Boston, MA 02116..........................................................................	Director, Executive Vice President

Rex Schlaybaugh, Jr. 400 Renaissance Center Detroit, MI 48243............................................................................	Director

Brooks Tingle 200 Berkeley Street Boston, MA 02116..........................................................................	Director, Senior Vice President

John G. Vrysen 200 Berkeley Street Boston, MA 02116..........................................................................	Director

Linda A. Davis Watters 200 Berkeley Street Boston, MA 02116..........................................................................	Director, Vice President

Henry H. Wong 200 Berkeley Street Boston, MA 02116..........................................................................	Director

Executive Vice Presidents
Andrew G. Arnott*.........................................................................
Christopher Paul Conkey**............................................................
Gregory Framke*............................................................................
Gretchen Garrigues*.......................................................................
Scott S. Hartz**..............................................................................	Chief Investment Officer – U.S. Investments
Naveed Irshad**.............................................................................	Head of Legacy Business
Halina K. von dem Hagen***.........................................................	Treasurer

Senior Vice Presidents
Emanuel Alves*..............................................................................	General Counsel
John C.S. Anderson**....................................................................
Michael Biagiotti*..........................................................................
Kevin J. Cloherty**........................................................................
Steven F. Dorval*...........................................................................
Barbara Goose*...............................................................................	Chief Marketing Officer
Linda Levyne*................................................................................
Patrick McGuinness*......................................................................
William McPadden**.....................................................................
Joelle Metzman**...........................................................................
Patrick M. Murphy*........................................................................
Lee Ann Murray**..........................................................................
Sebastian Pariath*...........................................................................	Head of Operations and Chief Information Officer
Alan R. Seghezzi**.........................................................................
Martin Sheerin*...............................................................................	Chief Financial Officer
Curt Smith*.....................................................................................
Anthony Teta*................................................................................
Leo Zerilli**...................................................................................

Vice Presidents
Lynda Abend*....................................................................................
John Addeo**....................................................................................
Abigail M. Armstrong**....................................................................
Kevin Askew**..................................................................................
Dwayne Bertrand**...........................................................................
Zahir Bhanji***.................................................................................	CFO JH Insurance
Stephen J. Blewitt**..........................................................................
Alan M. Block**................................................................................
John Bourgault**...............................................................................	Senior Counsel
Paul Boyne**.....................................................................................
Ian B. Brodie**..................................................................................
Ted Bruntrager*.................................................................................	Chief Risk Officer
Grant Buchanan***...........................................................................
Daniel C. Budde**.............................................................................
Robert Burrow**...............................................................................
Jennifer Toone Campanella**...........................................................
Thomas Carlisle**.............................................................................
Rick A. Carlson*................................................................................
Patricia Rosch Carrington**..............................................................
Todd J. Cassler*.................................................................................
Ken K. Cha*.......................................................................................
Brian Collins*....................................................................................
Marcelle Dahar*................................................................................
Kenneth D’Amato*............................................................................
John J. Danello**...............................................................................
Andreas Deutschmann*.....................................................................
Robert Donahue*...............................................................................
Jeffrey Duckworth*...........................................................................
Carolyn Flanagan**...........................................................................
Lauren Marx Fleming**....................................................................
Philip J. Fontana**............................................................................
Carl O. Fowler**...............................................................................
Ryan Fox*..........................................................................................
Scott Francolini*................................................................................
Paul Gallagher**................................................................................
Thomas C. Goggins**.......................................................................
Susan Ghalili*....................................................................................
Geoff Gittins****..............................................................................
Jeffrey N. Given**.............................................................................
Howard C. Greene**.........................................................................
Christopher Griswold*.......................................................................
Richard Harris***..............................................................................	Appointed Actuary
Ellie Harrison*...................................................................................	US Human Resources
John Hatch*.......................................................................................

Michael Hession*............................................................................
Kevin Hill*......................................................................................
James C. Hoodlet*...........................................................................
Steven Hutcheon**..........................................................................
Daniel S. Janis III**........................................................................
Mitchell Karman**..........................................................................	CCO & Counsel
Recep C. Kendircioglu**................................................................
Neal P. Kerins*................................................................................
Frank Knox**..................................................................................	CCO – Retail Funds/Separate Accounts
Hung Ko***.....................................................................................	Treasury
Diane R. Landers**.........................................................................
Scott Lively**..................................................................................
Jeffrey H. Long**............................................................................
Jennifer Lundmark*.........................................................................
Patrick MacDonnell**.....................................................................
Nathaniel I. Margolis**...................................................................	Chief Counsel
Christopher Maryanopolis*.............................................................
Robert Maulden**...........................................................................
John B. Maynard**..........................................................................
Karen McCafferty**........................................................................
Scott A. McFetridge**....................................................................
Jonathan McGee**..........................................................................
Ann McNally*.................................................................................
Michael McNamara*.......................................................................
Steven E. Medina**.........................................................................
Maureen Milet**.............................................................................	CCO – Investments
Scott Morin*....................................................................................
Camille Mucci**.............................................................................
Jeffrey H. Nataupsky**...................................................................
Scott Navin**..................................................................................
Sinead O’Connor*...........................................................................
Jacques Ouimet*..............................................................................
Jeffrey Packard**............................................................................
Gary M. Pelletier**.........................................................................
David Pemstein**............................................................................
Charlie Philbrook*...........................................................................
David Plumb*..................................................................................
Tracey Polsgrove*...........................................................................
Rahim Rajpur*.................................................................................

Jill Rebman***...............................................................................
Charles A. Rizzo**.........................................................................
Robert William Rizzo*...................................................................
Susan Roberts*...............................................................................
Keri Rogers**.................................................................................
Ian Roke**......................................................................................
Josephine M. Rollka*.....................................................................
Ken Ross*.......................................................................................
Ronald J. Rovner*..........................................................................
Devon Russell*...............................................................................
Lisa Anne Ryan*............................................................................
Thomas Samoluk**........................................................................
Emory W. Sanders*........................................................................
Jeffrey R. Santerre**......................................................................
Martin C. Schafer*.........................................................................
Christopher L. Sechler**................................................................
Thomas Shea**...............................................................................
Gordon Shone**.............................................................................
Susan Simi**..................................................................................
Darren Smith**..............................................................................
Rob Stanley*..................................................................................
Paddy Subbaraman**.....................................................................
Wilfred Talbot*..............................................................................
Gary Tankersley*...........................................................................
Nathan Thooft**.............................................................................
Tony Todisco*................................................................................
Brian E. Torrisi**...........................................................................
Len van Greuning*.........................................................................
Simonetta Vendittelli*....................................................................	Controller
Peter de Vries*...............................................................................
Lisa Ann Welch**..........................................................................
Adam Wise**.................................................................................
R. Blake Witherington**................................................................
Sameh Youssef*.............................................................................
Ross Zilber*....................................................................................

*	Principal Business Office is 200 Berkeley Street, Boston, MA 02116
**	Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***	Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
****	Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5

Item 26. Persons Controlled by or Under Common Control with Depositor or Registrant.

Registrant is a separate account of John Hancock Life Insurance Company (U.S.A.) (the “Company”), operated as a unit investment trust. Registrant supports benefits payable under the Company’s variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Trust (the “Trust”), which is a “series” type of mutual fund registered under the Investment Company Act of 1940 (the “Act”) as an open-end management investment company. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct the Company with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, the Company directly controls Registrant.

On the filing date of this Registration Statement, the Company and its affiliates are controlled by Manulife Financial Corporation (“MFC”). A list of other persons controlled by MFC as of December 31, 2018 appears below:

MANULIFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES - December 31, 2018

For External Use

Manulife Financial Corporation (Canada)
The Manufacturers Life Insurance Company (Canada)
Manulife Bank of Canada (Canada)
First North American Insurance Company (Canada)
Manulife Asset Management Holdings (Canada) Inc. (Canada)
Manulife Asset Management Limited (Canada)
EIS Services (Bermuda) Limited (Bermuda)
Regional Power Inc. (Canada)
NAL Resources Management Limited (Canada)
Manulife Resources Limited (Canada)
Manulife Property Limited Partnership (Ontario)
Manulife Property Limited Partnership II (Ontario)
Manulife Asset Management (North America) Limited (Canada)
Manulife Asset Management (Europe) Limited (England)
Berkshire Insurance Services Inc. (Ontario)
JH Investments (Delaware) LLC (Delaware)
Manulife Securities Investment Services Inc. (Canada)
Manulife Securities Incorporated (Ontario)
Manulife Assurance Company of Canada (Canada)
Manulife Western Holdings Limited Partnership (Alberta)
95%
PT Asuransi Jiwa Manulife Indonesia (Indonesia)
PT Manulife Aset Manajemen Indonesia (Indonesia)
Manulife Insurance (Thailand) Public Company Limited (Thailand)
93%
51.1%
Manulife Asset Management (Thailand) Company Limited (Thailand)
48.9%
The Manufacturers Life Insurance Co. (Phils.), Inc. (Philippines)
60%
Manulife Chinabank Life Assurance Corporation (Philippines)
Manulife Holdings (Bermuda) Limited (Bermuda)
Manulife Financial Asia Limited (Hong Kong)
Manufacturers P&C Limited (Barbados)
Manulife International Holdings Limited (Bermuda)
Manulife Life Insurance Company (Japan)
Manufacturers Life Reinsurance Limited (Barbados)
Manulife Asset Management (Japan) Limited (Japan)
Manulife (Singapore) Pte. Ltd. (Singapore)
Manulife (International) Limited (Bermuda)
Manulife Asset Management International Holdings Limited (Barbados)
Manulife Asset Management (Singapore) Pte. Ltd. (Singapore)
51%
Manulife-Sinochem Life Insurance Co. Ltd. (China)
Manulife Asset Management (Hong Kong) Limited (Hong Kong)
Manulife (Vietnam) Limited (Vietnam)
59.5%
Manulife Holdings Berhad* (Malaysia)
Manulife Asset Management (Taiwan) Co., Ltd. (Taiwan)
Manulife Asset Management (Vietnam) Company Limited (Vietnam)
Manulife Insurance Berhad (Malaysia)
Manulife Asset Management Services Berhad (Malaysia)
Manulife (Cambodia) PLC (Cambodia)
Manulife Holdings (Alberta) Limited (Alberta)
John Hancock Financial Corporation (Delaware)
The Manufacturers Investment Corporation (Michigan)
John Hancock Life Insurance Company (U.S.A.) (Michigan)
John Hancock Life & Health Insurance Company (Massachusetts)
John Hancock Distributors LLC (Delaware)
John Hancock Life Insurance Company of New York (New York)
40%
60%
John Hancock Investment Management Services, LLC (Delaware)
John Hancock Subsidiaries LLC (Delaware)
John Hancock Financial Network, Inc. (Massachusetts)
Hancock Natural Resource Group, Inc. (Delaware)
Manulife Asset Management (US) LLC (Delaware)
99.9%
John Hancock Advisers, LLC (Delaware)
John Hancock Funds, LLC (Delaware)
John Hancock Insurance Agency, Inc. (Delaware)
John Hancock Reassurance Company Ltd. (Michigan)
Manulife Reinsurance Limited (Bermuda)
Manulife Reinsurance (Bermuda) Limited (Bermuda)
Indirect Control
Direct Control

(1) The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by The Manufacturers Life Insurance Company
(2) The remaining 0.1% equity of John Hancock Advisers, LLC is indirectly held by The Manufacturers Investment Corporation
(3) 99% limited partnership interest is held by The Manufacturers Life Insurance Company
(4) 99% limited partnership interest is held by The Manufacturers Life Insurance Company
(5) 99% limited partnership interest is held by Manulife Property Limited Partnership II

This chart displays voting interest. All entities are 100% controlled unless otherwise indicated.

Item 27. Number of Contract Owners.

As of March 31, 2019, there were 549 qualified and 452 non-qualified contracts of the series offered hereby outstanding.

Item 28. Indemnification.

Article XIV of the Restated Articles of Redomestication of the Company provides as follows:

No director of this Corporation shall be personally liable to the Corporation or its shareholders or policyholders for monetary damages for breach of the director’s fiduciary duty, provided that the foregoing shall not eliminate or limit the liability of a director for any of the following:

i)	a breach of the director’s duty or loyalty to the Corporation or its shareholders or policyholders;

ii)	acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law;

iii)	a violation of Sections 5036, 5276 or 5280 of the Michigan Insurance Code, being MCLA 500.5036, 500.5276 and 500.5280;

iv)	a transaction from which the director derived an improper personal benefit; or

v)	an act or omission occurring on or before the date of filing of these Articles of Incorporation.

If the Michigan Insurance Code is hereafter amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability contained herein, shall be eliminated or limited to the fullest extent permitted by the Michigan Insurance Code as so amended. No amendment or repeal of this Article XIV shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to the effective date of any such amendment or repeal.

Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters.

(a)

Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC (“JHD LLC”), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

Name of Investment Company	Capacity In Which Acting
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter

Name of Investment Company	Capacity In Which Acting
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter
John Hancock Variable Life Account S	Principal Underwriter
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter

(b)

John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distributors LLC (JHD LLC). The management of JHD LLC is vested in its board of managers (consisting of James C. Hoodlet**, Alan Seghezzi**, Martin Sheerin**, and Christopher Walker*) who have authority to act on behalf of JHD LLC.

*	Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5
**	Principal business office is 200 Berkeley Street, Boston, MA 02116

(c)	None.

Item 30. Location of Accounts and Records.

All books and records are maintained at 200 Berkeley Street, Boston, MA 02116.

Item 31. Management Services.

None.

Item 32. Undertakings.

(a)	Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940

John Hancock Life Insurance Company (U.S.A.) (“Company”) hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

(b)	Representation of Registrant Pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended

Registrant is relying on a no-action letter issued in connection with funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, as amended, on November 28, 1988, SEC Reference No. IP-6-88, and is complying with the provisions of paragraphs 1-4 of such no action letter.

(c)	Undertakings Pursuant to Item 32 of Form N-4

(1)

The Depositor and Registrant will file a post-effective amendment to this registration statement as frequently as is necessary to insure that the audited financial statements in the registration statement are never longer than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(2)

The Depositor and Registrant will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

(3)	The Depositor and Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor certify that they meet all the requirements for effectiveness of this post-effective amendment to the Registration Statement pursuant to Securities Act of 1933 Rule 485(b) and they have caused this amended Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, on this 26th day of April, 2019.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H (Registrant)

By:	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) (Depositor)

By:	/s/ Marianne Harrison
Marianne Harrison
Chair and President

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

By:	/s/ Marianne Harrison
Marianne Harrison
Chair and President

SIGNATURES

As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in their capacities with the Depositor on this 26th day of April, 2019.

Signature	Title

/s/ Marianne Harrison Marianne Harrison	Chair and President (Principal Executive Officer)

/s/ Martin Sheerin Martin Sheerin	Senior Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Simonetta Vendittelli Simonetta Vendittelli	Vice President and Controller (Principal Accounting Officer)

* Paul M. Connolly	Director

* James D. Gallagher	Director

* Rex Schlaybaugh, Jr.	Director

* Brooks Tingle	Director

* John G. Vrysen	Director

* Linda A. Davis Watters	Director

Henry H. Wong	Director

*/s/ Thomas J. Loftus Thomas J. Loftus Pursuant to Power of Attorney	Senior Counsel — Annuities

EXHIBIT INDEX

Item No.	Description
24(b)(10)	Consent of Independent Registered Public Accounting Firm

24(b)(13)(h)	Power of Attorney for Brooks Tingle